UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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[ ]	Soliciting Material Pursuant to §240.14a-12

RAND CAPITAL CORPORATION
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION DATED MARCH 11, 2019

Rand Capital Corporation 2200 Rand Building Buffalo, New York 14203

Dear Fellow Shareholders:

You are cordially invited to attend the special meeting of the shareholders of Rand Capital Corporation (the “Company”) to be held on                , 2019, at               , local time, at The Buffalo Club,                  Room, 388 Delaware Avenue, Buffalo, New York, 14202 (Business Attire Required). Only shareholders of record at the close of business on                  , 2019 are entitled to notice of, and to vote at, the special meeting, or any adjournment or postponement thereof. You will find the details of the business to be conducted at the special meeting in the accompanying Notice of Special Meeting of Shareholders (“Notice”) and proxy statement.

Background

On January 25, 2019, the Company announced that it had entered into a stock purchase agreement (the “Stock Purchase Agreement”) with East Asset Management, LLC (“East”). Under the Stock Purchase Agreement, East will purchase approximately 8.3 million shares of the Company’s common stock, par value $0.10 per share (the “Common Stock”), at a price of $3.00 per share, for total consideration payable to the Company of $25.0 million (the “Stock Purchase Transaction”). The consideration will consist of a combination of cash and the contribution of income-producing portfolio assets. As a result of the stock purchase, East will hold approximately 57% of the outstanding shares of the Company. The sale price per share of Common Stock in the Stock Purchase Transaction represents a 33% premium over the closing price of the Common Stock on January 24, 2019, the day prior to the announcement of the Stock Purchase Transaction.

In connection with the closing of the Stock Purchase Transaction, which is described in greater detail in the Notice and the accompanying proxy statement, the Company and East will enter into a shareholder agreement. This shareholder agreement provides East with the right to designate two or three persons for nomination for election to the Board. The number of persons that East will be eligible to designate for nomination at any given time will depend upon the size of the Company’s board of directors (the “Board”).

In addition, a new entity, Rand Capital Management LLC (the “Adviser”), has been established as an external management company and will be retained by the Company to be its external investment adviser. The Company’s operations will remain in Buffalo, New York. Allen F. “Pete” Grum will be retained as the Adviser’s President and Chief Executive Officer and remain the President and Chief Executive Officer of the Company. Daniel P. Penberthy will be retained as the Adviser’s Executive Vice President and Chief Financial Officer and remain the Executive Vice President and Chief Financial Officer of the Company. Messrs. Grum and Penberthy, along with representatives of East and the Adviser, will also be members of the Adviser’s investment committee.

Future Plans and Expected Benefits to Shareholders

After the closing of the transactions, the Company intends to declare and pay a special dividend to shareholders in an amount equal to the Company’s “accumulated earnings and profits” for tax purposes since the Company’s inception (the “Special Dividend”). As of               , the estimated amount of the Special Dividend is approximately $               , or $                 per share, based on shares of Common Stock outstanding as of                ,2019. Shareholders will have the option to elect to receive the Special Dividend in cash or Common Stock, subject to the 20% cap on the cash portion of the Special Dividend. If too many shareholders elect to receive their distribution in cash, the amount of cash available for distribution will be allocated pro rata among the shareholders electing to receive the distribution in cash and the remaining portion of their distribution will be paid in shares of Common Stock.

After payment of the intended Special Dividend and contingent upon meeting certain tax-related conditions, the Company and its subsidiary, Rand Capital SBIC, Inc., each expect to elect to be taxed for U.S. tax purposes as a regulated investment company (“RIC”), and, in connection therewith, the Company expects to adopt a new dividend policy that includes regular cash dividends to shareholders.

However, despite it being our intention to declare and pay the Special Dividend to shareholders after the completion of the transactions, we cannot assure you that the Special Dividend, or any other dividend or distribution, will be paid to shareholders after the completion of the transactions or at all or that the Company will ever adopt a new dividend policy that includes regular cash dividends to shareholders.

We believe the transactions are important in the transformation of the Company to drive future growth and to increase shareholder value. We believe that with expanded resources to be made available to the Company from the proposed transactions, the Company will be able to broaden its pipeline of potential investment opportunities in order to build its portfolio and grow its net investment income. The Adviser, in its capacity as the investment adviser to the Company after the closing of the transactions, expects over time to transition the Company’s portfolio to include more interest-yielding debt securities. The Company anticipates that having the Adviser serve as investment adviser and administrator to the Company, under the Investment Management Agreement (as defined below) and the Administration Agreement, respectively, will reduce the Company’s expense-to-asset ratio.

The proposed transactions, which are subject to certain shareholder and regulatory approvals and consents, are expected to close during the third quarter of 2019.

Shareholder Proposals

We are holding a special meeting to ask our shareholders to approve several proposals that are required in order to complete the transactions. At the special meeting, we are asking you to approve the following items, which are more fully described in the Notice and in the accompanying proxy statement, both of which we encourage you to read in full.

1.	We ask that you approve the sale of 8,333,333.33 shares of Common Stock to East, at a price of $3.00 per share, which sale price per share of Common Stock is below the Company’s current net asset value per share of Common Stock pursuant to the Stock Purchase Agreement for cash and income-producing portfolio assets having an aggregate value of $25.0 million. We refer to this proposal as the “Sale Below NAV Proposal”.

2.	We ask that you approve, pursuant to Nasdaq Listing Rules 5635(a) and 5635(b), (i) the issuance of shares of Common Stock to East (a) having voting power equal to or in excess of 20% of the voting power of the Common Stock outstanding prior to the issuance of the Common Stock to East in the Stock Purchase Transaction and (b) resulting in the issuance of shares of Common Stock by the Company in excess of 20% of the number of shares of Common Stock outstanding prior to the issuance of the Common Stock to East in the Stock Purchase Transaction, and (ii) a change of control (as defined by the Nasdaq Listing Rules) of the Company. We refer to this proposal as the “Nasdaq Proposal”.

3.	We ask that you approve the Company’s entry into an investment advisory and management agreement with the Adviser (the “Investment Management Agreement”). Under this Investment Management Agreement, the Adviser will be hired as the investment adviser for the Company effective with the closing of the Stock Purchase Transaction. We refer to this proposal as the “Investment Management Agreement Proposal”.

4.	We ask that you approve an amendment to the Company’s certificate of incorporation to increase the number of shares of Common Stock that the Company is authorized to issue from 10 million shares of Common Stock to 100 million shares of Common Stock. We refer to this proposal as the “Certificate of Incorporation Amendment Proposal”.

5.	We also ask that you approve a proposal to adjourn the special meeting, if needed, to solicit additional proxies if we do not have enough votes at the time of the special meeting to approve (i) the Sale Below NAV Proposal, (ii) the Nasdaq Proposal, (iii) the Investment Management Agreement Proposal or (iv) the Certificate of Incorporation Amendment Proposal. We refer to this proposal as the “Adjournment Proposal”.

Shareholder approval of proposals 1 through 4 listed above are contingent upon each other. In other words, we need all four of these proposals to be approved for any of the transactions to take place.

Your vote is very important. The Board unanimously recommends that you vote “FOR” the approval of (i) the Sale Below NAV Proposal, (ii) the Nasdaq Proposal, (iii) the Investment Management Agreement Proposal, (iv) the Certificate of Incorporation Amendment Proposal and (v) the Adjournment Proposal.

Whether or not you expect to be present in person at the special meeting, please sign the enclosed proxy card and return it promptly in the envelope provided, or vote via Internet or telephone. Instructions are provided on the proxy card. Returning the proxy card does not deprive you of your right to attend the special meeting and to vote your shares in person.

Abstentions and broker non-votes – which occur when you do not provide voting instructions to your bank, broker or other nominee when your shares are held in “street name” – will have the same effect as a vote “AGAINST” (i) the Sale Below NAV Proposal, (ii) the Investment Management Agreement Proposal and (iii) the Certificate of Incorporation Amendment Proposal. Abstentions will have the same effect as a vote “AGAINST” the Adjournment Proposal and broker non-votes will have no effect on the vote for the Adjournment Proposal. Abstentions and broker non-votes will have no effect on the Nasdaq Proposal.

If you have any questions concerning the special meeting or the accompanying proxy statement or need help voting your shares of Common Stock, please contact our proxy solicitor, Alliance Advisors, LLC, by calling Toll-Free: (844) 853-0931.

Again, your vote is very important and we ask that you submit your vote in a timely fashion. Thank you for your anticipated support.

Sincerely,

Erland E. Kailbourne Chairman of the Board	Allen F. Grum President and Chief Executive Officer

Buffalo, New York

                     , 2019

Rand Capital Corporation

2200 Rand Building

Buffalo, New York 14203

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held at:

The Buffalo Club

              Room,

388 Delaware Avenue, Buffalo, New York, 14202

              , 2019,                , local time

A special meeting of the shareholders of Rand Capital Corporation (the “Company”) will be held on                , 2019, at                 , local time, at                  The Buffalo Club,                  Room, 388 Delaware Avenue, Buffalo, New York, 14202, (Business Attire Required), to consider and vote on the following proposals:

1.	the sale of 8,333,333.33 shares of the Company’s common stock, par value $0.10 per share (the “Common Stock”), at a price of $3.00 per share, which sale price per share of Common Stock is below the Company’s current net asset value (“NAV”) per share of Common Stock, to East Asset Management, LLC (“East”) pursuant to a Stock Purchase Agreement, dated as of January 24, 2019 (the “Stock Purchase Agreement”), by and among the Company, East and, solely for purposes of Sections 7.10 and 10.9(a) and (b) thereof, Rand Capital Management LLC (the “Adviser”), whereby East will contribute cash and assets having an aggregate value of $25.0 million to the Company in exchange for shares of Common Stock (the “Stock Purchase Transaction”) on the terms, and subject to the conditions, set forth in the Stock Purchase Agreement and described in the accompanying proxy statement (the “Sale Below NAV Proposal”).

2.	in accordance with Nasdaq Listing Rules 5635(a) and 5635(b), the issuance of shares of Common Stock to East in the Stock Purchase Transaction resulting in (i) the issuance of shares of Common Stock (A) having voting power equal to or in excess of 20% of the voting power of the Common Stock outstanding prior to the issuance of the Common Stock to East in the Stock Purchase Transaction and (B) in excess of 20% of the number of shares of Common Stock outstanding prior to the issuance of the Common Stock to East in the Stock Purchase Transaction, and (ii) a change of control (as defined by the Nasdaq Listing Rules) of the Company (collectively the “Nasdaq Proposal”).

3.	the Company entering into the investment advisory and management agreement with the Adviser (the “Investment Management Agreement”), pursuant to which the Adviser will be hired as the investment adviser for the Company effective as of the closing of the Stock Purchase Transaction (this transaction being the “Externalization Transaction,” and, together with the Stock Purchase Transaction, each, a “Transaction,” and collectively, the “Transactions”), as more fully described in the accompanying proxy statement (the “Investment Management Agreement Proposal”).

4.	an amendment to the Company’s certificate of incorporation increasing the number of shares of Common Stock that the Company is authorized to issue from 10 million shares of Common Stock to 100 million shares of Common Stock (the “Amendment,” and the proposal being the “Certificate of Incorporation Amendment Proposal”).

5.	a proposal to approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the (i) Sale Below NAV Proposal, (ii) the Nasdaq Proposal, (iii) the Investment Management Agreement Proposal or (iv) the Certificate of Incorporation Amendment Proposal (the “Adjournment Proposal”).

The Board unanimously recommends that you vote “FOR” the approval of (i) the Sale Below NAV Proposal, (ii) the Nasdaq Proposal, (iii) the Investment Management Agreement Proposal, (iv) the Certificate of Incorporation Amendment Proposal and (v) the Adjournment Proposal.

Only shareholders of record at the close of business on                     , 2019 are entitled to notice of, and to vote at, the special meeting or any adjournment or postponement thereof.

By the Order of the Board of Directors,

Daniel P. Penberthy Executive Vice President, Chief Financial Officer and Secretary

Buffalo, New York

                    , 2019

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Appendix A – Stock Purchase Agreement

Appendix B – Investment Management Agreement

Appendix C – Administration Agreement

Appendix D – Shareholder Agreement

Appendix E – Amendment to the Certificate of Incorporation

Appendix F – Opinion of Keefe, Bruyette & Woods, Inc.

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Rand Capital Corporation

2200 Rand Building

Buffalo, New York 14203

PROXY STATEMENT

Special Meeting of Shareholders

SUMMARY TERM SHEET

This summary term sheet highlights selected information included in this proxy statement related to the transactions contemplated by the Stock Purchase Agreement, dated as of January 24, 2019 (the “Stock Purchase Agreement”), by and among Rand Capital Corporation (“we,” “us,” “our” or the “Company”), East Asset Management, LLC, a Delaware limited liability company (“East”) and, solely for purposes of Sections 7.10 and 10.9(a) and (b) thereof, Rand Capital Management LLC, a Delaware limited liability company (the “Adviser”). The transactions contemplated by the Stock Purchase Agreement, and the entry into the Investment Advisory and Management Agreement (the “Investment Management Agreement”) between the Company and the Adviser, are subject to, among other things, approval of the shareholders of the Company (the “Shareholders”). This proxy statement is first being sent or made available to Shareholders on or about                 , 2019.

Subject to, and contingent upon, approval by the Shareholders, and as a condition to the consummation of the Stock Purchase Transaction, immediately prior to the consummation of the Stock Purchase Transaction, the Company will amend its certificate of incorporation (the “Certificate of Incorporation”) to increase its number of authorized shares of Common Stock, as defined below, from 10 million shares of Common Stock to 100 million shares of Common Stock (the “Amendment”). Subject to, and contingent upon, approval by the Shareholders and the satisfaction or waiver of the other conditions to closing under the Stock Purchase Agreement, at the closing of the transactions contemplated by the Stock Purchase Agreement (the “Closing”), East will contribute cash and assets having an aggregate value of $25.0 million to the Company in exchange for 8,333,333.33 shares of the Company’s common stock, par value $0.10 per share (the “Common Stock”), subject to the other terms of the Stock Purchase Agreement (the “Stock Purchase Transaction”). If each of the proposals set forth in this proxy statement is approved by the Shareholders, concurrent with the consummation of the Stock Purchase Transaction, the Company will enter into a shareholder agreement with East (the “Shareholder Agreement”) providing East with the right to designate two or three persons, depending upon the size of the Company’s board of directors (the “Board”), for nomination for election to the Board.

Subject to, and contingent upon, approval by the Shareholders, and as a condition to the consummation of the Stock Purchase Transaction, the Company and the Adviser will enter into the Investment Management Agreement and hire the Adviser as the investment adviser for the Company (the “Externalization Transaction” and, together with the Stock Purchase Transaction, each, a “Transaction,” and collectively, the “Transactions”).

If each of the proposals set forth in this proxy statement is approved by the Shareholders, concurrent with the consummation of the Externalization Transaction, the Company will also enter into an administration agreement with the Adviser pursuant to which the Adviser will serve as the Company’s administrator (the “Administration Agreement”).

After the Closing, the Company intends to declare and pay a special dividend to Shareholders in an amount equal to the Company’s “accumulated earnings and profits” for tax purposes since the Company’s inception (the “Special Dividend”). After payment of the expected Special Dividend and contingent upon meeting certain tax-related conditions, the Company and Rand Capital SBIC, Inc. (“Rand SBIC”) each expect to elect to be taxed for U.S. federal tax purposes as a regulated investment company (a “RIC”) under the Internal Revenue Code (the “Code”), and in connection therewith the Company expects to adopt a new dividend policy that includes regular cash dividends to Shareholders, subject to Board approval. However, despite it being our intention to declare and pay the Special Dividend to Shareholders after the completion of the Transactions, we cannot assure you that the Special Dividend, or any other dividend or distribution, will be paid to Shareholders after the completion of the Transactions or at all or that the Company will ever adopt a new dividend policy that includes regular cash dividends to Shareholders. See “Risk Factors ‒ We may not declare or pay the Special Dividend or begin to declare and pay regular cash dividends” for additional information regarding the risks associated with the Special Dividend.

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The Stock Purchase Agreement is attached as Appendix A to this proxy statement. The Investment Management Agreement is attached as Appendix B to this proxy statement. The Administration Agreement is attached as Appendix C to this proxy statement. The Shareholder Agreement is attached as Appendix D to this proxy statement. The Amendment is attached as Appendix E to this proxy statement. We encourage you to read each of these documents carefully and in their entirety.

Neither of the Transactions will be completed unless each of (i) the Sale Below NAV Proposal, (ii) the Nasdaq Proposal, (iii) the Investment Management Agreement Proposal and (iv) the Certificate of Incorporation Amendment Proposal are approved. Entry into the Investment Management Agreement, the Administration Agreement and the Shareholder Agreement are conditions to the Closing of the Stock Purchase Transaction.

This summary term sheet may not contain all of the information that is important to you. To understand the matters described in this summary term sheet more fully and for a more complete description of the terms of the Transactions, you should carefully read this entire proxy statement and the appendices to this proxy statement.

The Stock Purchase Transaction

Parties to the Stock Purchase Agreement

The parties to the Stock Purchase Agreement are the Company, East and, solely for purposes of Sections 7.10 and 10.9(a) and (b) of the Stock Purchase Agreement, the Adviser.

The Company was incorporated under the laws of New York in February 1969. We completed our initial public offering in 1971 as an internally managed, closed-end, diversified, management investment company. We have elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). As a BDC, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets” and make available managerial assistance to the portfolio companies in which we invest. The Company established a small business investment company (“SBIC”), Rand SBIC, in 2002, whereby the Company utilizes funds borrowed from the U.S. Small Business Administration (“SBA”) to invest in portfolio companies. The Company currently operates as an internally managed investment company whereby its officers and employees conduct the business of the Company under the general supervision of its Board. Neither the Company nor Rand SBIC have currently elected to qualify to be taxed as a RIC under Subchapter M of the Code.

Our office is located at 2200 Rand Building, Buffalo, New York 14203 and our telephone number is 716-853-0802.

East was formed in 2010 as a Delaware limited liability company to invest in private and public market securities, and has formed multiple investment vehicles that provide capital to a variety of industries including energy, media, real estate, hospitality, sports and entertainment. East is an entity owned by Terry and Kim Pegula, owners of Pegula Sports & Entertainment.

The Adviser is a newly formed investment adviser that intends to register with the Securities and Exchange Commission (the “SEC”) pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser will initially be owned by East and Brian Collins. The Adviser will establish an Investment Committee (as defined herein), as discussed in the section entitled “Proposal 3 – Approval of the Investment Management Agreement – About the Investment Process of the Adviser.”

Effect on the Company if the Stock Purchase Transaction is Completed

If the proposals set forth in this proxy statement are approved by the Shareholders, and the other conditions to Closing of the Stock Purchase Transaction are satisfied or waived, the Company will issue 8,333,333.33 shares of Common Stock to East in consideration for (i) Cash Consideration (as defined below) and (ii) Contributed Investment Assets Fair Value (as defined below), having an aggregate value of $25.0 million (the “Purchase Price”).

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In connection with the Closing of the Stock Purchase Transaction, the Company will:

●	Amend its Certificate of Incorporation to increase its number of authorized shares of Common Stock from 10 million shares of Common Stock to 100 million shares of Common Stock;

●	Terminate the employment of each employee of the Company, effective immediately prior to the Closing;

●	Terminate each benefit plan of the Company, effective immediately prior to the Closing;

●	Enter into the Investment Management Agreement and Administration Agreement with the Adviser and complete the Externalization Transaction; and

●	Enter into the Shareholder Agreement with East.

Effect on the Company if the Stock Purchase Transaction is not Completed

If the Stock Purchase Transaction is not completed, the Company will not affect the Externalization Transaction with the Adviser, and we will continue conducting our business as an internally managed BDC and may consider and evaluate other strategic alternatives.

Purchase Price

In connection with the Stock Purchase Transaction, East will pay the Company the Purchase Price, consisting of the following:

(ii)	Cash consideration in an amount equal to $25.0 million less the amount of the Contributed Investment Assets Fair Value (the “Cash Consideration”); plus

(iii)	The fair value of the loans and other securities (the “Contributed Investment Assets”) being contributed by East to the Company, plus (without duplication) the aggregate amount of accrued but unpaid interest (including uncapitalized payment-in-kind interest earned), penalties, fees, charges and other amounts on the Contributed Investment Assets (the “Contributed Investment Assets Fair Value”).

Under the Stock Purchase Agreement, the Contributed Investment Assets Fair Value is to be determined as of 5:00 p.m. (New York, New York time) on the second business day prior to the Closing date, and such amount is to be agreed upon between the Company and East prior to the Closing of the Stock Purchase Transaction. The sum of the Cash Consideration and the Contributed Investment Assets Fair Value will be $25.0 million.

Use of Proceeds

If the Stock Purchase Transaction is completed, the Company will hold the Contributed Investment Assets as investment assets of the Company and use a portion of the cash proceeds from the Stock Purchase Transaction to pay costs and expenses incurred in connection with the Transactions. The remainder of the cash proceeds from the Stock Purchase Transaction will be used by the Company for general corporate purposes, including, for use in payment of the cash portion of the intended Special Dividend, if declared.

The following table sets forth the proposed uses of the proceeds from the Stock Purchase Transaction and assumes:

●	Contributed Investment Assets have a Contributed Investment Assets Fair Value of $13.1 million;

●	Cash Consideration of $11.9 million; and

●	the cash portion of the intended Special Dividend, if declared, is an estimated $4.4 million.

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(amounts in thousands)
Proceeds from Stock Purchase Transaction (1)	$25,000
Contributed Investment Assets held by the Company (2)	(13,100)
Aggregate cash portion of Special Dividend (3)(4)	(4,400)
Transaction expenses (5)	(1,000)
Remaining portion of the Cash Consideration	6,500

(1)	The proceeds received by the Company from the Stock Purchase Transaction will consist of the Cash Consideration and Contributed Investment Assets.

(2)	The amount represents the Contributed Investment Assets Fair Value as determined by the parties as of December 31, 2018. The Contributed Investment Assets Fair Value is subject to adjustment pursuant to the terms of the Stock Purchase Agreement. See “The Stock Purchase Transaction – Contributed Investment Assets.”

(3)	The intended Special Dividend is expected to be declared and paid in an amount equal to the Company’s “accumulated earnings and profits” for tax purposes since the Company’s inception and, contingent upon meeting certain tax related conditions, in connection with the Company’s and Rand SBIC’s expected elections for U.S. tax purposes to be taxed as RICs. This table assumes that the intended Special Dividend is in the aggregate amount of an estimated $22.0 million (representing the Company’s estimate of its “accumulated earnings and profits” from inception to December 31, 2018).

(4)	The intended Special Dividend is expected to be comprised of 20% cash and 80% Common Stock. Shareholders are expected to have the option to elect to receive the Special Dividend in cash or Common Stock, subject to the 20% cap on the cash portion of the Special Dividend. If too many Shareholders elect to receive their distribution in cash, the amount of cash available for distribution will be allocated pro rata among the Shareholders electing to receive the distribution in cash and the remaining portion of their distribution will be paid in shares of Common Stock. There can be no assurance that the Special Dividend, or any other dividend or distribution, will be paid to Shareholders after the completion of the Transactions.

(5)	Includes an estimate of legal, investment banking and other fees and expenses incurred by the Company in connection with the Transactions.

Reasons for the Transactions

In recommending that the Shareholders approve (i) the Sale Below NAV Proposal, (ii) the Nasdaq Proposal, (iii) the Investment Management Agreement Proposal, (iv) the Certificate of Incorporation Amendment Proposal and (v) the Adjournment Proposal, the Board considered the terms of the Stock Purchase Agreement, the Investment Management Agreement, the Administration Agreement and the other transactions and agreements relating thereto, as well as a range of other potential strategic alternatives and proposals. As part of its evaluation, the Board considered the financial terms, risks, timing and uncertainties of other potential strategic alternatives and proposals, as well as financial information prepared by the Company’s management. The Board consulted with outside financial and legal advisors and the Company’s management, and considered a number of reasons, including, among others:

●	the Cash Consideration and Contributed Investment Assets that will be received as consideration from East in the Stock Purchase Transaction;

●	the price per share of Common Stock to be sold to East under the Stock Purchase Transaction of $3.00 per share represents a 33% premium per share over the closing price of Common Stock on January 24, 2019 (the trading day immediately prior to the announcement of the Transactions);

●	the contribution of the Contributed Investment Assets to the Company increases the total assets under management by the Company, thereby diversifying the Company’s investment portfolio and increasing the Company’s scale;

●	the Contributed Investment Assets primarily consist of income producing debt investments that will increase the income producing portion of the Company’s investment portfolio consistent with the shift in the Company’s investment strategy towards investing in more interest-yielding debt securities;

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●	the Externalization Transaction will provide for the management of the Company’s investment portfolio by an external investment adviser with the experience, analytical capabilities and access to resources that the Board believes will enhance the Company’s access to investment opportunities and investment decision process;

●	the administration of the Company by the Adviser, in its capacity as investment adviser and administrator to the Company, under the Investment Management Agreement and the Administration Agreement, respectively, is anticipated to reduce the Company’s expense-to-asset ratio;

●	the Transactions, taken as a whole, will help to accelerate the shift in the Company’s investment strategy towards investing in more interest-yielding debt securities; and

●	the Company intends for the Shareholders (including East) to receive the Special Dividend after the Closing of the Transactions and, contingent upon meeting certain tax related conditions, the Company and Rand SBIC expect to elect to be taxed as RICs for U.S. federal tax purposes.

See “The Stock Purchase Transaction – Reasons for the Transactions” for more information.

Opinion of the Company’s Financial Advisor

In connection with the Stock Purchase Transaction, the Company’s financial advisor, Keefe, Bruyette & Woods, Inc. (“KBW”), delivered a written opinion, dated January 24, 2019, to the Board as to the fairness, from a financial point of view and as of the date of the opinion, to the Company of the consideration of $3.00 per share of Common Stock to be received in the Stock Purchase Transaction. The full text of KBW’s opinion, which describes the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW in preparing the opinion, is attached as Appendix F to this proxy statement. The opinion was for the information of, and was directed to, the Board (in its capacity as such) in connection with its consideration of the financial terms of the Stock Purchase Transaction. The opinion did not address the underlying business decision of the Company to engage in the Stock Purchase Transaction or enter into the Stock Purchase Agreement or constitute a recommendation to the Board in connection with the Stock Purchase Transaction, and it does not constitute a recommendation to any Shareholder or any shareholder of any other entity as to how to vote in connection with the Stock Purchase Transaction, the Externalization Transaction or any other matter (including what election any holder of Common Stock should make in the Special Dividend, if it occurs, with respect to Common Stock or cash).

See “The Stock Purchase Transaction – Opinion of the Company’s Financial Advisor” for more information.

Interests of Certain Persons Related to the Company

Shareholders should be aware that the Company’s executive officers and employees may have interests in the Stock Purchase Transaction, the Externalization Transaction and the other transactions described herein that are different from, or in addition to, those of the Shareholders generally.

Upon the Closing of the Transactions, the Company’s current executive officers and employees will terminate their employment with the Company and become employees of the Adviser; however, Allen F. “Pete” Grum will remain as President and Chief Executive Officer of the Company and Daniel P. Penberthy will remain as Executive Vice President and Chief Financial Officer of the Company. Mr. Grum will be retained as President and Chief Executive Officer of the Adviser, and Mr. Penberthy will be retained as Executive Vice President and Chief Financial Officer of the Adviser. Messrs. Grum and Penberthy will also serve as members of the Adviser’s Investment Committee.

Additionally, the Company’s executive officers, employees and directors, to the extent that they remain Shareholders as of the record date for the payment of the intended Special Dividend, if any, following the Closing date, will participate in such Special Dividend based upon their respective ownership of shares of Common Stock as of such record date.

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The Board was aware of these interests and considered them, among other matters, in approving the Stock Purchase Agreement and the Investment Management Agreement, and in making its recommendation that Shareholders vote “FOR” the proposals related to the Stock Purchase Transaction and the Externalization Transaction.

Closing of the Stock Purchase Transaction

Unless otherwise mutually agreed by the Company and East, the Closing will take place no later than the third business day after the satisfaction or waiver of the latest to occur of the conditions to the Closing (as set forth in the Stock Purchase Agreement and as described in the section of this proxy statement captioned “The Stock Purchase Agreement — Conditions to the Stock Purchase Transaction”), other than conditions that by their nature are to be satisfied at the Closing and subject to the satisfaction or waiver of such conditions.

Dissenters’ Rights

Pursuant to the New York Business Corporation Law (the “BCL”) and the Certificate of Incorporation, there are no appraisal or dissenters’ rights that apply to the execution, delivery and performance of the Stock Purchase Agreement or the consummation of the Transactions.

U.S. Federal Income Tax Consequences of the Stock Purchase Transaction

The following discussion is a general summary of the anticipated U.S. federal income tax consequences of the Stock Purchase Transaction to U.S. Shareholders. Its content is based upon the Code, its legislative history, currently applicable and proposed treasury regulations under the Code and published rulings and decisions, all as currently in effect as of the date of this proxy statement, and all of which are subject to change, possibly with retroactive effect. Tax considerations under state, local and non-U.S. laws, or federal laws other than those pertaining to income tax, are not addressed in this proxy statement. This discussion has no binding effect on the Internal Revenue Service (the “IRS”) or the courts.

The Stock Purchase Transaction is not a shareholder-level action, and our U.S. and non-U.S. Shareholders, in their capacities as such, are not expected to realize any gain or loss for U.S. federal income tax purposes solely as a result of the Stock Purchase Transaction. In addition, the Company does not expect to recognize income or gain in connection with the Stock Purchase Transaction.

Required Regulatory Approvals

The Stock Purchase Transaction will not occur until the following consents of, or actions with respect to, governmental or regulatory authorities have been obtained or completed: (i) approval of the Stock Purchase Transaction by the SBA or receipt of confirmation from the SBA that approval of the Stock Purchase Transaction from the SBA is not required; (ii) registration of the Adviser as an investment adviser under the Advisers Act for purposes of serving as investment adviser to the Company under the Investment Management Agreement; (iii) filing and acceptance of the Amendment with the Department of State of the State of New York; and (iv) satisfaction of applicable requirements of Nasdaq.

The Special Dividend

After the Closing of the Transactions, the Company intends to declare the Special Dividend, expected to be comprised of 20% cash and 80% Common Stock, payable to the Shareholders. The Special Dividend is expected to be in an amount equal to the Company’s then-current “accumulated earnings and profits” since inception. As of               , the estimated amount of the Special Dividend is approximately $               , or $               per share based on shares of Common Stock outstanding as of               , 2019. Shareholders will have the option to elect to receive the Special Dividend in cash or Common Stock, subject to the 20% cap on the cash portion of the Special Dividend. If too many Shareholders elect to receive their distribution in cash, the amount of cash available for distribution will be allocated pro rata among the Shareholders electing to receive the distribution in cash and the remaining portion of their distribution will be paid in shares of Common Stock. However, despite it being our intention to declare and pay the Special Dividend to Shareholders after the completion of the Transaction, we cannot assure you that the Special Dividend, or any other dividend or distribution, will be paid to Shareholders after the completion of the Transactions or at all.

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Change in Dividend Policy

In connection with completion by the Company of it and Rand SBIC’s elections to be taxed as RICs for U.S. federal tax purposes (the “RIC Election”), the Board intends to adopt a new dividend policy that includes regular cash dividends to Shareholders. Under this new dividend policy, the Board intends to distribute at least 90% of the Company’s annual “investment company taxable income” to Shareholders through a quarterly cash dividend. We also cannot assure you that the Company will ever adopt a new dividend policy that includes regular cash dividends to Shareholders.

RIC Election

In order to qualify to make the RIC Election, the Company must, among other things, distribute the Company’s previously undistributed “accumulated earnings and profits” to Shareholders. RIC qualification also requires meeting specified source-of-income and asset-diversification requirements. In addition, we must distribute to our Shareholders, in respect of each taxable year, dividends for U.S. federal income tax purposes in an amount generally at least equal to 90% of our “investment company taxable income,” which is generally equal to the sum of our net ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses, determined without regard to any deduction for distributions paid. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our Shareholders.

In connection with the RIC Election, the Company also expects that Rand SBIC will elect to be taxed as a RIC for U.S. federal tax purposes. To qualify to be taxed as a RIC, Rand SBIC will also be required to meet the source-of income, asset-diversification, and minimum distribution requirements. If Rand SBIC is unable to qualify to be taxed as a RIC, the Company will not be able to satisfy the requirements necessary to make the RIC Election.

Externalization Transaction

Parties to the Investment Management Agreement and Administration Agreement

The parties to each of the Investment Management Agreement and the Administration Agreement are the Company and the Adviser.

See above under the heading “Summary Term Sheet – The Stock Purchase Transaction – Parties to the Stock Purchase Agreement” for a description of the Company and the Adviser.

Effect on the Company if the Externalization Transaction is Completed

Assuming the Company receives Shareholder approval of the Investment Management Agreement Proposal and subject to, and contingent upon, the consummation of the Stock Purchase Transaction, the Company and the Adviser will enter into the Investment Management Agreement and the Administration Agreement, pursuant to which the Adviser will serve as the Company’s investment adviser and administrator, respectively, following the Closing.

The completion of the Externalization Transaction will result in the Company converting from an internally managed BDC to an externally managed BDC, with the Adviser acting as investment adviser and administrator for the Company.

The Adviser, in its capacity as the investment adviser to the Company after the Closing, expects over time to transition the Company’s portfolio to include more interest-yielding debt securities.

The form of the Investment Management Agreement is attached hereto as Appendix B. The form of the Administration Agreement is attached hereto as Appendix C. We encourage you to read the Investment Management Agreement and the Administration Agreement carefully and in their entirety.

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For more information regarding the Investment Management Agreement, Administration Agreement, and related matters, see the section of this proxy statement captioned “Proposal 3 – Approval of the Investment Management Agreement Proposal.”

Effect on the Company if the Externalization Transaction is Not Completed

If the Externalization Transaction is not completed, the Company will not enter into the Investment Management Agreement and Administration Agreement with the Adviser, and will continue its focus on conducting business as an internally managed BDC and may consider and evaluate other strategic alternatives.

The Investment Management Agreement

At the Closing, the Company and the Adviser will enter into the Investment Management Agreement and the Administration Agreement pursuant to which the Adviser will serve as the Company’s investment adviser and administrator. Because the Company is currently internally managed by its executive officers under the supervision of the Board, the Company incurs the operating costs associated with employing officers and employees. If the Transactions are consummated and the Adviser becomes the Company’s external investment adviser, the Company will be responsible for paying the Adviser the investment advisory fees set forth in the Investment Management Agreement in connection with the Adviser’s management of the Company’s investment portfolio.

Under the terms of the Investment Management Agreement, the Adviser will manage the investment and reinvestment of our assets, and, without limiting the generality of the foregoing, the Adviser will:

(i)	determine the composition of the portfolio of the Company, the nature and timing of the changes therein and the manner of implementing such changes;

(ii)	identify, evaluate and negotiate the structure of the investments made by the Company;

(iii)	execute, close, service and monitor the Company’s investments;

(iv)	determine the securities and other assets that the Company will purchase, retain or sell;

(v)	perform due diligence on prospective portfolio companies or investments; and

(vi)	provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds.

The Adviser’s services under the Investment Management Agreement will not be exclusive, and the Adviser may furnish similar services to other entities.

Under the Investment Management Agreement, the Company will pay the Adviser, as compensation for the investment advisory and management services, fees consisting of two components: (i) a base management fee (the “Base Management Fee”) and (ii) an incentive fee (the “Incentive Fee”). The Base Management Fee will be 1.50% per annum of the Company’s total assets (other than cash or cash equivalents but including assets purchased with borrowed funds), determined according to procedures duly adopted by the Board.

The Incentive Fee payable under the Investment Management Agreement will consist of two parts: (1) a portion based on the Company’s pre-incentive fee net investment income (the “Income Based Fee”) and (2) a portion based on the net realized capital gains received on the Company’s portfolio of securities on a cumulative basis for each calendar year, net of all realized capital losses and all unrealized capital depreciation for that same calendar year (the “Capital Gains Fee”). The Income Based Fee will be paid in each calendar quarter as follows: (i) no Income Based Fee in any quarter in which the Pre-Incentive Fee Net Investment Income for such quarter does not exceed the hurdle rate of 1.75% (7.00% annualized); (ii) 100% of the Pre-Incentive Fee Net Investment Income for any calendar quarter with respect to that portion of the Pre-Incentive Fee Net Investment Income for such calendar quarter, if any, that exceeds the hurdle rate of 1.75% (7.00% annualized) but is less than 2.1875% (8.75% annualized) and (iii) 20% of the amount of the Pre-Incentive Fee Net Investment Income for any calendar quarter with respect to that portion of the Pre-Incentive Fee Net Investment Income for such calendar quarter, if any, that exceeds 2.1875% (8.75% annualized).

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“Pre-Incentive Fee Net Investment Income” is defined as interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued by the Company during the relevant calendar quarter, minus the Company’s operating expenses for such calendar quarter (including the Base Management Fee, expenses payable under the Administration Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding any portion of Incentive Fee).

Beginning two years and three months after execution of the Investment Management Agreement, the Income Based Fee will also be subject to a look-back requirement that builds up to a trailing twelve-quarter period whereby the Company will pay the Adviser no more than 20% of the aggregate Pre-Incentive Fee Net Investment Income earned during such period less any net capital losses incurred during such period. The Income Based Fee is subject to terms and conditions as described in “Proposal 3 – Approval of the Investment Management Agreement Proposal ‒ Incentive Fee.”

The Capital Gains Fee will be 20% of the cumulative net realized capital gains, which will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement), commencing with the calendar year ending on December 31, 2019.

Entry into the Investment Management Agreement by the Company and the Adviser is a condition to Closing under the Stock Purchase Agreement. For more information regarding the Investment Management Agreement, please see the section of this proxy statement captioned “Proposal 3 – Approval of the Investment Management Agreement Proposal – Terms of the Investment Management Agreement.”

The Administration Agreement

Upon Closing, the Company will enter into the Administration Agreement with the Adviser. Under the terms of the Administration Agreement, the Adviser will agree to perform (or oversee, or arrange for, the performance of) the administrative services necessary for the operation of the Company, including, but not limited to, office facilities, equipment, clerical, bookkeeping, finance, accounting, compliance and record keeping services at such office facilities and such other services as the Adviser, subject to review by the Board, will from time to time determine to be necessary or useful to perform its obligations under the Administration Agreement. The Adviser will also, on behalf of the Company and subject to the Board’s approval, arrange for the services of, and oversee, custodians, depositories, transfer agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable.

The Company will reimburse the Adviser for the costs and expenses incurred by it in performing its obligations and providing personnel and facilities under the Administration Agreement.

For more information regarding the Administration Agreement, please see the section of this proxy statement captioned “Proposal 3 – Approval of the Investment Management Agreement Proposal ‒ Terms of the Administration Agreement.”

Required Regulatory Approvals

The Company and the Adviser will not enter into the Investment Management Agreement until the Adviser has registered as an investment adviser under the Advisers Act. The Company and the Adviser will enter into the Investment Management Agreement as a condition to the Closing of the Stock Purchase Transaction.

Other than registration of the Adviser as an investment adviser under the Advisers Act, we are unaware of any other material federal, state or foreign regulatory requirements or approvals required to be received prior to entry into the Investment Management Agreement by the Company and the Adviser.

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The Proposals To Be Voted on at the Special Meeting

In connection with the Transactions, the Board, pursuant to this proxy statement, is submitting the following proposals to the Shareholders for approval:

(i)	Proposal 1 – Approval of the Sale Below NAV Proposal;

(ii)	Proposal 2 – Approval of the Nasdaq Proposal;

(iii)	Proposal 3 – Approval of the Investment Management Agreement Proposal;

(iv)	Proposal 4 – Approval of the Certificate of Incorporation Amendment Proposal; and

(v)	Proposal 5 – Approval of the Adjournment Proposal.

Neither of the Transactions will be completed unless each of (i) the Sale Below NAV Proposal, (ii) the Nasdaq Proposal, (iii) the Investment Management Agreement Proposal and (iv) the Certificate of Incorporation Amendment Proposal are approved. Entry into the Investment Management Agreement, the Administration Agreement and the Shareholder Agreement are conditions to Closing for the Stock Purchase Transaction.

For more information regarding the Sale Below NAV Proposal, please see the section of this proxy statement captioned “Proposal 1 – Approval of the Sale Below NAV Proposal.”

For more information regarding the Nasdaq Proposal, please see the section of this proxy statement captioned “Proposal 2 – Approval of the Nasdaq Proposal.”

For more information regarding the Investment Management Agreement Proposal, please see the section of this proxy statement captioned “Proposal 3 – Approval of the Investment Management Agreement Proposal.”

For more information regarding the Certificate of Incorporation Amendment Proposal, please see the section of this proxy statement captioned “Proposal 4 – Approval of the Certificate of Incorporation Amendment Proposal.”

For more information regarding the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve (i) the Sale Below NAV Proposal, (ii) the Nasdaq Proposal, (iii) the Investment Management Agreement Proposal or (iv) the Certificate of Incorporation Amendment Proposal, please see the section of this proxy statement captioned “Proposal 5 – Adjournment of the Special Meeting Proposal.”

Recommendation of the Board

The Board has unanimously determined that the transaction contemplated by the Stock Purchase Agreement and the Company’s entry into the Investment Management Agreement are advisable and in the best interests of the Company and its Shareholders.

The Board unanimously recommends that you vote “FOR” (i) the Sale Below NAV Proposal, (ii) the Nasdaq Proposal, (iii) the Investment Management Agreement Proposal, (iv) the Certificate of Incorporation Amendment Proposal, and (v) the Adjournment Proposal.

The Special Meeting

Date, Time and Place

The special meeting will be held on              , 2019, at              , local time, at The Buffalo Club,             Room, 388 Delaware Avenue, Buffalo, New York, 14202 (Business Attire Required).

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Shares Entitled to Vote

If you are a holder of Common Stock, you are entitled to one vote at the special meeting for each share of Common Stock that you held as of the close of business on         , 2019 (the “Record Date”).

Quorum

As of the Record Date, there were          shares of Common Stock outstanding and entitled to vote at the special meeting. Under the BCL and our by-laws, the presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the special meeting is necessary to constitute a quorum of the Shareholders to take action at the special meeting. The shares of Common Stock that are present at the special meeting or represented by a proxy will be counted for quorum purposes. Proxies submitted with abstentions and broker non-votes will be counted in determining whether or not a quorum is present.

Approval Standards

Sale Below NAV Proposal: Approval of the Sale Below NAV Proposal requires the affirmative vote of holders of a “majority of the outstanding voting securities” as defined in the 1940 Act, of (i) the outstanding shares of Common Stock and (ii) the outstanding shares of Common Stock held by persons that are not affiliated persons, as defined in the 1940 Act, of the Company. Under the 1940 Act, the vote of holders of a “majority of the outstanding voting securities” means the vote of the holders of the lesser of (a) 67% or more of the voting securities present or represented by proxy at the special meeting if the holders of more than 50% of the voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. An “affiliated person” is defined under the 1940 Act to include officers, directors and employees of the Company and holders of 5% or more of the outstanding Common Stock.

Nasdaq Proposal: Approval of the Nasdaq Proposal requires the affirmative vote of the holders of a majority of the votes cast on this proposal at the special meeting.

Investment Management Agreement Proposal: Approval of the Investment Management Agreement Proposal requires the affirmative vote of holders of at least a “majority of the outstanding voting securities” as defined in the 1940 Act. Under the 1940 Act, the vote of holders of a “majority of the outstanding voting securities” means the vote of the holders of the lesser of (a) 67% or more of the voting securities present or represented by proxy at the special meeting if the holders of more than 50% of the voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities.

Certificate of Incorporation Amendment Proposal: Approval of the Certificate of Amendment Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock.

Adjournment Proposal: Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of shares of Common Stock present in person or represented by proxy and entitled to vote on the matter.

Abstentions and broker non-votes, which occur when you do not provide voting instructions to your bank, broker or other nominee when your shares are held in “street name,” will have the same effect as a vote “AGAINST” (i) the Sale Below NAV Proposal, (ii) the Investment Management Agreement Proposal, and (iii) the Certificate of Incorporation Amendment Proposal. Abstentions will have the same effect as a vote “against” the Adjournment Proposal and broker non-votes will have no effect on the vote for the Adjournment Proposal. Abstentions and broker non-votes will have no effect on the Nasdaq Proposal.

Share Ownership of Our Directors and Executive Officers

As of the Record Date, our directors and executive officers beneficially owned and were entitled to vote, in the aggregate,         shares of Common Stock, representing approximately        % of the combined voting power of the shares of Common Stock outstanding on the Record Date.

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Voting and Proxies

Any Shareholder of record entitled to vote at the special meeting may submit a proxy by returning a signed proxy card by mail in the accompanying prepaid reply envelope or by granting a proxy electronically over the Internet or by telephone, or may vote in person by appearing at the special meeting. If you are a beneficial owner and you hold your shares of Common Stock in “street name” through a bank, broker or other nominee, you should instruct your bank, broker or other nominee as to how you wish to vote your shares of Common Stock using the instructions provided by your bank, broker or other nominee. Under applicable stock exchange rules, banks, brokers or other nominees have the discretion to vote on routine matters. The proposals to be considered at the special meeting are non-routine matters, and banks, brokers and other nominees cannot vote on these proposals without your instructions. Therefore, it is important that you cast your vote or instruct your bank, broker or nominee as to how you wish to vote your shares of Common Stock.

If you are a Shareholder of record, you may change your vote or revoke your proxy at any time before it is voted at the special meeting by (i) signing another proxy card with a later date and returning it prior to the special meeting, (ii) submitting a new proxy electronically over the Internet or by telephone after the date of the earlier submitted proxy, (iii) delivering a written notice of revocation to the Company or (iv) attending the special meeting and voting in person by ballot.

If you hold your shares of Common Stock in “street name,” you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote in person at the special meeting if you obtain a “legal proxy” from your bank, broker or other nominee.

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QUESTIONS AND ANSWERS

The following questions and answers address some commonly asked questions regarding the Stock Purchase Transaction, the Externalization Transaction and the special meeting. These questions and answers may not address all of the questions that are important to you. We encourage you to read carefully the more detailed information contained elsewhere in this proxy statement and the appendices to this proxy statement.

Q:	Why did you send me this proxy statement?

A:	We sent you this proxy statement and the enclosed proxy card because the Board would like you to vote at the special meeting either in person, or by proxy on the enclosed card. You can also vote on the internet at www.AALVote.com/RAND or by phone by calling 1-866-804-9616.

Q:	When and where will the special meeting take place?

A:	The special meeting will take place at The Buffalo Club, Room, 388 Delaware Avenue, Buffalo, New York, 14202 (Business Attire Required), on , at , local time. See “The Special Meeting” beginning on page 29 for more information.

Q:	Why is the Company holding a special meeting?

A:	We are holding a special meeting to ask our Shareholders to approve several proposals that are required in order to complete the Transactions. We believe these Transactions are important in the transformation of the Company to drive future growth and to increase Shareholder value. As described in greater detail under “The Stock Purchase Transaction ‒ Background of the Transactions” beginning on page 36, the Board, including the Strategic Committee (as defined herein), has been considering potential alternatives to enhance Shareholder value for a significant period of time, and believes that the Transactions represent a transformative opportunity for future growth for the Company. In addition, following the completion of the Transactions, the Company intends to declare and pay the Special Dividend to Shareholders and adopt a new dividend policy that includes regular cash dividends to Shareholders.

In order to complete the Transactions, we need Shareholder approval of the Certificate of Incorporation Amendment Proposal to increase the number of shares of Common Stock authorized for issuance under the Certificate of Incorporation and the Sale Below NAV Proposal and the Nasdaq Proposal to sell approximately 8.3 million shares of Common Stock at a price of $3.00 per share of Common Stock to East in the Stock Purchase Transaction. Because the price per share of Common Stock in the Stock Purchase Transaction is below the Company’s current net asset value (“NAV”) per share of Common Stock, this sale requires your approval under the Sale Below NAV Proposal.

We also need your approval to enter into the Investment Management Agreement and hire the Adviser as the investment adviser for the Company under the Investment Management Agreement Proposal in connection with the Externalization Transaction. We believe that the external management structure under the Investment Management Agreement whereby the Adviser is hired as the investment adviser for the Company, provides a better structure to grow our investment portfolio and is expected to reduce our expense-to-asset ratio as we grow.

Keep in mind that, despite it being our intention to declare and pay the Special Dividend to Shareholders after the completion of the Transactions, we cannot assure you that the Special Dividend, or any other dividend or distribution, will be paid to Shareholders after the completion of the Transactions or at all, or that the Company will ever adopt a new dividend policy that includes regular cash dividends to Shareholders.

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Q:	Who is entitled to vote?

A:	Holders of Common Stock as of the close of business on the Record Date are entitled to notice of, and to vote at, the special meeting and any postponements or adjournments of the special meeting. See “The Special Meeting” beginning on page 29 for more information.

Q:	What is the quorum required for the special meeting?

A:	Under the BCL and our by-laws, the presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the special meeting is necessary to constitute a quorum of Shareholders. A quorum is required for us to take action at the special meeting. The shares of Common Stock that are present at the special meeting or represented by a proxy will be counted for quorum purposes. Proxies submitted with abstentions and broker non-votes will be counted in determining whether or not a quorum is present. See “The Special Meeting” beginning on page 29 for more information.

Q:	Who is East Asset Management?

A:	East is an entity owned by Terry and Kim Pegula that was formed in 2010 and is dedicated to investing in private and public market securities. East has formed multiple investment vehicles that provide capital to a variety of industries including energy, media, real estate, hospitality, sports and entertainment. East has developed a network for sourcing investment opportunities, including opportunities in the private credit and current yield space, leveraging both its in-house and affiliated investment talent and capabilities. The Pegulas are also owners of Pegula Sports & Entertainment – the management company streamlining key business areas across all Pegula family-owned sports and entertainment properties including the Buffalo Bills, Buffalo Sabres, Buffalo Bandits, Rochester Americans, Harborcenter, Black River Entertainment, ADPRO Sports, PicSix Creative agency and numerous hospitality properties.

Q:	Why should I support these proposals?

A:	We believe the strategic investment by East into the Company in the Stock Purchase Transaction is both a testament to the success of our organization and a transforming opportunity for future growth. The portfolio assets to be contributed by East as part of the consideration in the Stock Purchase Transaction provide us greater scale with more income-producing securities that are expected to increase our net investment income, while the cash consideration to be paid by East in the Stock Purchase Transaction enhances our liquidity and is expected to enable further expansion of our investment portfolio. Furthermore, the price per share of Common Stock to be sold to East under the Stock Purchase Transaction of $3.00 per share represents a 33% premium per share over the closing price of Common Stock on January 24, 2019 (the trading day immediately prior to the announcement of the Transactions). We also expect the Externalization Transaction to reduce our expense-to-asset ratio as we grow, thereby improving our earnings power. Following the completion of the Transactions, subject to Board approval, we intend to pay the Special Dividend to Shareholders and adopt a new dividend policy that includes regular cash dividends to Shareholders.

Q:	Why are the Shareholders being asked to vote on the Sale Below NAV Proposal?

A:	As part of the Stock Purchase Transaction, the Company is selling shares of Common Stock at a price of $3.00 per share to East. This sale price per share of Common Stock is less than the Company’s current NAV per share of Common Stock. We require your approval because under Section 63(2) of the 1940 Act, a BDC is only allowed to sell shares of Common Stock for less than the Company’s current NAV per share of Common Stock without violating Section 23(b) of the 1940 Act if such sale is approved by affirmative vote of holders of at least a “majority of the outstanding voting securities,” as defined in the 1940 Act, of (i) the outstanding shares of Common Stock and (ii) the outstanding shares of Common Stock held by persons that are not affiliated persons, as defined in the 1940 Act, of the Company. The Board has approved the Sale Below NAV Proposal and has recommended the Shareholders vote “For” the Sale Below NAV Proposal.

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Q:	Why are the Shareholders being asked to vote on the Nasdaq Proposal?

A:	Our shares of Common Stock are listed for trading on Nasdaq, which requires us to abide by the listing rules established by Nasdaq. Under Rule 5635 of the Nasdaq Listing Rules, specifically Nasdaq Listing Rules 5635(a) and 5635(b), Shareholder approval is required because the issuance to East of shares of Common Stock in the Stock Purchase Transaction in exchange for cash consideration and investment assets results in (i) the issuance of shares of Common Stock (a) having voting power equal to or in excess of 20% of the voting power of the Common Stock outstanding prior to the issuance of the Common Stock to East in the Stock Purchase Transaction and (b) in excess of 20% of the number of shares of Common Stock outstanding prior to the issuance of the Common Stock to East in the Stock Purchase Transaction, and (ii) a change of control (as defined by the Nasdaq Listing Rules) of the Company. The Board has approved the Nasdaq Proposal and has recommended the Shareholders vote “For” the Nasdaq Proposal.

Q:	What is the Externalization Transaction?

A:	The Company is currently internally managed by its executive officers under the supervision of its Board, and, as such, the Company incurs the operating costs associated with employing officers and employees. The Externalization Transaction will provide for the management of the Company’s investment portfolio by an external investment adviser with the experience, analytical capabilities and access to resources that the Board believes will enhance the Company’s access to investment opportunities and investment decision process. If the Transactions are completed and the Adviser becomes the Company’s external investment adviser, the Company will be responsible for paying the Adviser the investment advisory fees set forth in the Investment Management Agreement for the Adviser’s management of the Company’s investment portfolio. The Company anticipates that having the Adviser serve as investment adviser and administrator to the Company, under the Investment Management Agreement and the Administration Agreement, respectively, will reduce the Company’s expense-to-asset ratio. For more information, see “Proposal 3 – Approval of the Investment Management Agreement Proposal – Proposed Externalization of the Company’s Management” beginning on page 82.

Q:	Why are the Shareholders being asked to vote on the Investment Management Agreement?

A:	Shareholders are being asked to approve the Company’s entry into the Investment Management Agreement under which the Adviser will become the investment adviser of the Company because such approval is required by the 1940 Act. The 1940 Act makes it unlawful for any person or entity to serve as an investment adviser to a BDC, except under a written contract that has been approved by a majority vote of a BDC’s shareholders and the Board. The Board has approved the Investment Management Agreement and has recommended the Shareholders vote “For” the Investment Management Agreement Proposal.

Q:	Who will be the Company’s investment adviser if the Investment Management Agreement is approved?

A:	If the Investment Management Agreement is approved by the Shareholders, Rand Capital Management LLC, a newly formed Delaware limited liability company, will become the Company’s investment adviser. Upon the Closing of the Transactions, the Company’s current executive officers and employees will terminate their employment with the Company and become employees of the Adviser. Allen F. “Pete” Grum will be retained as President and Chief Executive Officer of the Adviser, and Daniel P. Penberthy will be retained as Executive Vice President and Chief Financial Officer of the Adviser. Messrs. Grum and Penberthy will also serve as members of the Adviser’s Investment Committee. For more information about the Adviser, see “Proposal 3 – Approval of the Investment Management Agreement Proposal – About the Adviser” beginning on page 83.

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Q:	Why are the Shareholders being asked to vote on the Certificate of Incorporation Amendment Proposal?

A:	Shareholders of the Company are being asked to approve the Certificate of Incorporation Amendment Proposal, under which the Certificate of Incorporation will be amended to increase the number of authorized shares of Common Stock from 10 million shares of Common Stock to 100 million shares of Common Stock, in order to allow the Company to have sufficient authorized, but unissued, shares of Common Stock. The additional authorized shares of Common Stock are needed in order to complete the Stock Purchase Transaction, distribute shares of Common Stock to Shareholders in the stock portion of the intended Special Dividend, and for use in general corporate purposes after the completion of the Transactions. Specifically, in connection with the Stock Purchase Transaction, the Company will issue 8,333,333.33 shares of Common Stock to East. Given that the Company currently has shares of Common Stock issued and outstanding and only additional shares of Common Stock authorized and available for issuance under its Certificate of Incorporation, and the fact that the Company does not anticipate repurchasing or redeeming any shares of Common Stock that are issued and outstanding prior to the Closing, an amendment to increase the number of authorized shares of Common Stock is required to allow for the issuance contemplated by the Stock Purchase Agreement. The Board has approved the Certificate of Incorporation Amendment Proposal and has recommended the Shareholders vote “For” the Certificate of Incorporation Amendment Proposal.

Q:	Why are the Shareholders being asked to vote on the Adjournment Proposal?

A:	While the presiding officer of the special meeting may adjourn the special meeting in his or her discretion under the terms of our by-laws, Shareholders are also being asked to approve the Adjournment Proposal in order to allow the Company to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve (i) the Sale Below NAV Proposal, (ii) the Nasdaq Proposal, (iii) the Investment Management Agreement Proposal and (iv) the Certificate of Incorporation Amendment Proposal.

Q:	If the proposals are approved, will the Shareholders receive any special dividend or distribution from the Company in connection with the completion of the Transactions?

A:	Shareholders will not receive a distribution from the Company in connection with the completion of the Transactions. However, after the completion of the Transactions, the Company intends to declare and pay the Special Dividend to Shareholders in an amount equal to the Company’s “accumulated earnings and profits” for tax purposes since the Company’s inception.

Following payment of the intended Special Dividend and contingent upon meeting certain tax-related conditions, the Company also expects to elect to be taxed for U.S. tax purposes as a RIC, and in connection therewith, subject to Board approval, expects to adopt a new dividend policy that includes regular cash dividends to Shareholders. Keep in mind that despite it being our intention to declare and pay the Special Dividend to Shareholders after the completion of the Transaction, we cannot assure you that the Special Dividend, or any other dividend or distribution, will be paid to Shareholders after the completion of the Transactions or at all, or that the Company will ever adopt a new dividend policy that includes regular cash dividends to Shareholders.

Q:	Will there be future on-going, regular dividends?

A:	After payment of the intended Special Dividend and contingent upon meeting certain tax-related conditions, the Company expects to elect to be taxed for U.S. tax purposes as a RIC, and in connection therewith, subject to Board approval, expects to adopt a new dividend policy that includes regular cash dividends to Shareholders.

However, despite it being our intention to elect to be taxed for U.S. tax purposes as a RIC and adopt a new dividend policy, subject to Board approval, that includes regular cash dividends to Shareholders, we cannot assure you that the Company will ever adopt a new dividend policy that includes regular cash dividends to Shareholders.

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Q:	What is the future strategy of the Company?

A:	After the Closing, we expect to communicate further about our plans to grow our investment portfolio and Shareholder value. We expect that the Adviser will shift the Company’s investment strategy towards investing in more interest-yielding debt securities. We believe that quality, middle market companies are currently underserved by traditional financial institutions and there is abundant opportunity to put capital to work in this space. This investment strategy is also supportive of our intent, subject to Board approval, to establish an on-going dividend policy that includes regular cash dividends to Shareholders after we meet the necessary requirements to elect to be taxed for U.S. tax purposes as a RIC.

Q:	Will the ownership of the Company by its current Shareholders change if the proposals are approved and the Transactions are consummated?

A:	After the Closing, East will own approximately 57% of the Company’s issued and outstanding shares of Common Stock. Given that 8,333,333.33 shares of Common Stock will be issued to East in the Stock Purchase Transaction at a price per share below the Company’s per share NAV, you will suffer substantial dilution upon completion of the Stock Purchase Transaction. See “Risk Factors ‒ Completion of the Stock Purchase Transaction will result in substantial dilution to existing holders of Common Stock” and “Proposal 1 – Approval of the Sale Below NAV Proposal – Key Shareholder Considerations - Dilutive Effect of the Issuance of Shares Below NAV” for additional information.

Q:	Will the Company continue to be a publicly-traded BDC after closing of the Transactions?

A:	Yes, after the Closing of the Transactions, the Company will continue to be a BDC and its shares of Common Stock will continue to be listed on Nasdaq.

Q:	Will the Company’s name change?

A:	No.

Q:	What are the Base Management Fees payable by the Company under the Investment Management Agreement?

A:	The Base Management Fee will be 1.50% per annum of the Company’s total gross assets (other than cash or cash equivalents but including assets purchased with borrowed funds), determined according to procedures duly adopted by the Board.

Q:	What are the Incentive Fees payable by the Company under the Investment Management Agreement?

A:	The Incentive Fee payable under the Investment Management Agreement will consist of two parts: (1) the Income Based Fee and (2) the Capital Gains Fee. The Income Based Fee will be paid in each calendar quarter as follows: (i) no Income Based Fee in any quarter in which the Pre-Incentive Fee Net Investment Income for such quarter does not exceed the hurdle rate of 1.75% (7.00% annualized); (ii) 100% of the Pre-Incentive Fee Net Investment Income for any calendar quarter with respect to that portion of the Pre-Incentive Fee Net Investment Income for such calendar quarter, if any, that exceeds the hurdle rate of 1.75% (7.00% annualized) but is less than 2.1875% (8.75% annualized) and (iii) 20% of the amount of the Pre-Incentive Fee Net Investment Income for any calendar quarter with respect to that portion of the Pre-Incentive Fee Net Investment Income for such calendar quarter, if any, that exceeds 2.1875% (8.75% annualized).

Beginning two years and three months after execution of the Investment Management Agreement, the Income Based Fee will also be subject to a look-back requirement that builds up to a trailing twelve-quarter period whereby the Company will pay the Adviser no more than 20% of the aggregate Pre-Incentive Fee Net Investment Income earned during such period less any net capital losses incurred during such period. The Income Based Fee is also subject to such additional terms and conditions as are described in “Proposal 3 – Approval of the Investment Management Agreement Proposal” beginning on page 80.

The Capital Gains Fee will be 20% of the cumulative net realized capital gains, which will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement), commencing with the calendar year ending on December 31, 2019.

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Q:	How will the Company’s operating costs associated with the management of its investment portfolio differ on a go-forward basis under the Investment Management Agreement?

A:	Because the Company is currently internally managed by its executive officers under the supervision of its Board, the Company incurs the operating costs associated with employing officers and employees. If the Transactions are completed and the Adviser becomes the Company’s external investment adviser, the Company will be responsible for paying the Adviser the investment advisory fees set forth in the Investment Management Agreement for the Adviser’s management of the Company’s investment portfolio. The Company anticipates that having the Adviser serve as investment adviser and administrator to the Company, under the Investment Management Agreement and the Administration Agreement, respectively, will reduce the Company’s expense-to-asset ratio.

Q:	What rights will East have with respect to the nomination of persons for election as directors to the Board?

A:	In connection with the Closing, the Company and East will enter into the Shareholder Agreement, under which East has the right to designate two or three persons, depending upon the size of the Board, for nomination for election to the Board. The terms of the Shareholder Agreement also provide that East’s right to designate a person for nomination for election to the Board under the Shareholder Agreement is to be the exclusive means by which East may designate or nominate persons for election to the Board and that East will not avail itself of any other means or rights to seek to designate or nominate a person to the Board. Upon Closing, it is expected that the Board will consist of five members and East shall have the right to designate two persons for nomination for election to the Board.

Q:	What vote is required to approve the Sale Below NAV Proposal?

A:	Approval of the Sale Below NAV Proposal requires the affirmative vote of holders of a “majority of the outstanding voting securities” as defined in the 1940 Act, of (i) the outstanding shares of Common Stock and (ii) the outstanding shares of Common Stock held by persons that are not affiliated persons, as defined in the 1940 Act, of the Company. Under the 1940 Act, the vote of holders of a “majority of the outstanding voting securities” means the vote of the holders of the lesser of (a) 67% or more of the voting securities present or represented by proxy at the special meeting if the holders of more than 50% of the voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. An “affiliated person” is defined under the 1940 Act to include officers, directors and employees of the Company and holders of 5% or more of the outstanding Common Stock.

Q:	What vote is required to approve the Nasdaq Proposal?

A:	Approval of the Nasdaq Proposal requires the affirmative vote of the holders of a majority of the votes cast on this proposal at the special meeting.

Q:	What vote is required to approve the Investment Management Agreement Proposal?

A:	Approval of the Investment Management Agreement Proposal requires the affirmative vote of holders of at least a “majority of the outstanding voting securities” as defined in the 1940 Act. Under the 1940 Act, the vote of holders of a “majority of the outstanding voting securities” means the vote of the holders of the lesser of (a) 67% or more of the voting securities present or represented by proxy at the special meeting if the holders of more than 50% of the voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities.

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Q:	What vote is required to approve the Certificate of Incorporation Amendment Proposal?

A:	Approval of the Certificate of Amendment Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock.

Q:	What vote is required to approve the Adjournment Proposal?

A:	Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of shares of Common Stock present in person or represented by proxy and entitled to vote on the matter.

Q:	Are (i) the Sale Below NAV Proposal, (ii) the Nasdaq Proposal, (iii) the Investment Management Agreement Proposal, and (iv) the Certificate of Incorporation Amendment Proposal contingent upon each other?

A:	Yes, Shareholder approval of Sale Below NAV Proposal, the Nasdaq Proposal, the Investment Management Agreement Proposal, and the Certificate of Incorporation Amendment Proposal are each necessary in order to effectuate the Transactions. As a result, if any one of these proposals is not approved by the Shareholders, the other proposals will not be implemented, and the Transactions will not be consummated.

Q:	What are the effects of abstaining or broker non-votes on each of the Proposals?

A:	A broker non-vote occurs when a bank, broker or other nominee holding shares for a beneficial owner votes on some matters on the proxy card, but not on others, because the bank, broker or other nominee does not have instructions from the beneficial owner or discretionary authority (or declines to exercise discretionary authority) with respect to those other matters. We do not, however, expect many, if any, broker non-votes at the special meeting because there are no routine proposals to be voted on at the special meeting. For this reason, it is imperative that Shareholders vote or provide instructions to their bank, broker or other nominee as to how to vote.

Abstentions and broker non-votes will have the same effect as a vote “AGAINST” (i) the Sale Below NAV Proposal, (ii) the Investment Management Agreement Proposal, and (iii) the Certificate of Incorporation Amendment Proposal. Abstentions will have the same effect as a vote “AGAINST” the Adjournment Proposal and broker non-votes will have no effect on the vote for the Adjournment Proposal. Abstentions and broker non-votes will have no effect on the Nasdaq Proposal.

Proxies submitted with abstentions and broker non-votes will, however, be counted in determining whether or not a quorum is present.

Q:	What if I want to change my vote or revoke my proxy?

A:	A registered Shareholder may change his, her or its vote, or revoke his, her or its proxy at any time before it is voted at the special meeting by:

●	signing another proxy card with a later date and returning it to us prior to the special meeting;

●	submitting a new proxy electronically over the Internet or by telephone as indicated on the proxy card after the date of the earlier submitted proxy;

●	delivering a written notice of revocation to the Company; or

●	attending the special meeting and voting in person by ballot.

If you hold your shares of Common Stock in “street name,” you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote in person at the special meeting if you obtain a “legal proxy” from your bank, broker or other nominee.

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Q:	Are there any expenses associated with collecting the Shareholder vote?

A:	We will bear all costs of soliciting proxies for the special meeting. We estimate that we will pay Alliance Advisors, LLC, our proxy solicitor, a fee of approximately $9,000 to solicit proxies, plus we will reimburse Alliance Advisors, LLC for all out-of-pocket expenses that they incur, though the cost of this proxy solicitation process could be lower or higher than our estimate. We may also reimburse brokers, nominees, fiduciaries and other custodians their reasonable fees and expenses for sending proxy materials to beneficial owners and obtaining their instructions.

Q:	Where can I find the voting results?

A:	Voting results will be reported in a press release and Current Report on Form 8-K, which we will file with the SEC within four business days following the special meeting. All reports that the Company files with the SEC are publicly available when filed. For more information, please see the section of this proxy statement captioned “Where You Can Find More Information” on page 98.

Q:	If my shares are held in “street name” by my bank, broker or other nominee, will my bank, broker or other nominee vote my shares for me?

A:	Your bank, broker or other nominee will only be permitted to vote your shares held in street name if you instruct them how to vote. You should follow the procedures on the voting instruction card provided by your bank, broker or other nominee regarding the voting of your shares. The failure to instruct your bank, broker or other nominee how to vote your shares will have the same effect as voting “AGAINST” each of (i) the Sale Below NAV Proposal, (ii) the Investment Management Agreement Proposal and (iii) the Certificate of Incorporation Amendment Proposal.

Q:	What does it mean if I receive more than one proxy card?

A:	If your shares are registered differently or in more than one account, you will receive more than one proxy card. Please sign and return all proxy cards to ensure that all of your shares are voted.

Q:	Who can help answer my other questions?

A:	If you have any questions concerning the special meeting or the accompanying proxy statement, would like additional copies of the accompanying proxy statement or need help voting your shares of Common Stock, please contact Alliance Advisors, LLC:

Call Toll-Free: (844) 853-0931

200 Broadacres Drive, 3rd Floor

Bloomfield, NJ 07003

Q:	How does the Board recommend that I vote?

A:	The Board unanimously recommends that you vote “FOR” each of (i) the Sale Below NAV Proposal, (ii) the Nasdaq Proposal, (iii) the Investment Management Agreement Proposal, (iv) Certificate of Incorporation Amendment Proposal and (v) the Adjournment Proposal.

Q:	Do I have appraisal or dissenter’s rights in connection with the Transactions?

A:	Pursuant to the BCL and the Certificate of Incorporation, there are no appraisal or dissenters’ rights that apply to the execution, delivery and performance of the Stock Purchase Agreement or the consummation of the Transactions.

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Q:	Are there any risks relating to the Stock Purchase Transaction and the other transactions described herein?

A:	Yes, you should carefully read the sections of this proxy statement captioned “Forward-Looking Statements” and “Risk Factors,” and the sections captioned “Risk Factors” in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2018 and any subsequent quarterly reports on Form 10-Q.

Q:	When are the Transactions expected to close?

A:	We currently expect the Closing to occur during the third quarter of 2019. However, the exact timing of the Closing cannot be predicted because it subject to the satisfaction or waiver of the closing conditions specified in the Stock Purchase Agreement, some of which are outside of our direct control.

Q:	Where is the proxy statement available?

A:	This proxy statement, the Notice of Special Meeting of Shareholders and other documents of the Company on file with the SEC are available at www.randcapital.com or via the SEC’s EDGAR home page at www.sec.gov/edgar.

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FORWARD-LOOKING STATEMENTS

Some of the statements in this proxy statement may include “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements, other than historical facts, including but not limited to statements regarding the expected timing of the Closing; the ability of the Company to complete the Transactions considering the various closing conditions set forth in the Stock Purchase Agreement, including receipt of necessary Shareholder approvals and approval from the SBA; the Company’s intention for it and Rand SBIC to elect to be taxed as RICs for U.S. federal tax purposes; the intention to declare and pay a Special Dividend after the Closing; the intention to pay a regular cash dividend after the Closing; the expected benefits of the Transactions such as a lower expense-to-asset ratio for the Company, increased net investment income, availability of additional resources, expanded access to and sourcing platform for new investments and streamlining of operations under the external management structure with the Adviser; the business strategy of originating additional income producing investments; the competitive ability and position of the Company following the Closing; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions set forth in the Stock Purchase Agreement may not be satisfied or waived, on a timely basis or otherwise, including that the SBA may not approve the Stock Purchase Transaction or that the required approvals by the Shareholders may not be obtained; (2) the risk that the Transactions may not be completed in the time frame expected by parties, or at all; (3) the risk that the Company or Rand SBIC may be unable to fulfill the conditions required in order to elect to be treated as RICs for U.S. federal tax purposes; (4) uncertainty of the expected financial performance of the Company following completion of the Transactions; (5) failure to realize the anticipated benefits of the Transactions, including as a result of delay in completing the Transactions; (6) the risk that the Board is unable or unwilling to declare and pay the Special Dividend or declare and pay regular dividends on a going forward basis; (7) the occurrence of any event that could give rise to termination of the Stock Purchase Agreement; (8) the risk that shareholder litigation in connection with the Transactions may affect the timing or occurrence of the Transactions or result in significant costs of defense, indemnification and liability; (9) evolving legal, regulatory and tax regimes; and (10) changes in general economic and/or industry specific conditions.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this proxy statement and elsewhere, including the risk factors included herein and in the “Risk Factors” sections of the Company’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q. The forward-looking statements in this proxy statement represent the Company’s views as of the date of this proxy statement. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it has no current intention of doing so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this proxy statement.

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RISK FACTORS

In addition to the other information contained in this proxy statement and the risk factors cited in the “Risk Factors” sections of the Company’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q, you should also consider the following risk factors when deciding whether to vote to approve the proposals described in this proxy statement.

We may not declare or pay the Special Dividend or begin to declare and pay regular cash dividends.

As described in this proxy statement, after the Closing, we intend to declare and pay the Special Dividend to Shareholders in an amount equal to the Company’s “accumulated earnings and profits” for tax purposes since the Company’s inception. In addition, in connection with our intended RIC Election, we expect to adopt a new dividend policy that includes regular cash dividends to Shareholders. While we intend to declare and pay the Special Dividend and intend to adopt a new dividend policy that includes regular cash dividends to Shareholders, we cannot assure you that we will declare and pay any dividends, including the Special Dividend. All dividends, including the Special Dividend, will be paid at the discretion of our Board and will depend on our earnings, our financial condition and, with respect to the payment of regular cash dividends, maintenance of our status as a RIC and such other factors as our Board may deem relevant from time to time. In addition, with respect to Rand SBIC, any dividend or distribution from Rand SBIC to the Company will need to be in compliance with the rules and regulations of the SBA and, if Rand SBIC is unable to comply with the SBA’s rules and regulations, require Rand SBIC to seek and obtain approval or a waiver from the SBA in order to make any such dividend or distribution. We cannot assure you that Rand SBIC will be able to obtain any such approval or waiver from the SBA. Furthermore, if the Transactions are not completed, without the Cash Consideration, we will likely be unable to pay the Special Dividend to Shareholders or distribute our “accumulated earnings and profits” as to be in the position to make the RIC Election, as we will have insufficient capital resources on hand to declare and pay the Special Dividend. Our ability to declare and pay regular cash dividends will depend upon whether we achieve investment results that will allow us to pay a specified level of cash dividends. Our ability to pay dividends might be adversely affected by, among other things, the Adviser’ inability to successfully or timely execute on its investment strategy and the impact of one or more of the other risk factors described herein.

East will exercise significant influence over us in connection with its ownership of Common Stock.

Following the Closing, East is expected to beneficially own approximately 57% of the Company’s outstanding Common Stock and, pursuant to the Shareholder Agreement, and will have the right to designate two or three persons, depending upon the size of the Board, for nomination for election to the Board. As a result, East will be able to direct the outcome of any matters submitted for Shareholder action after the Closing of the Transactions, including approval of significant corporate transactions, such as amendments to our governing documents, business combinations, consolidations and mergers. East will have substantial influence on us, including a substantial presence on the Board, and could exercise its influence in a manner that conflicts with the interests of other Shareholders. The presence of a significant Shareholder may also have the effect of making it more difficult for a third party to acquire us or for the Board to discourage a third party from seeking to acquire us following the Closing of the Transactions.

Completion of the Stock Purchase Transaction will result in substantial dilution to existing holders of Common Stock.

Pursuant to the Stock Purchase Transaction, we will issue 8,333,333.33 shares of Common Stock to East at a price per share below NAV, which will result in their ownership of approximately 57% of the Company’s outstanding Common Stock upon completion of the Transactions. Completion of the Transactions will result in significant dilution in the percentage ownership interest and voting power of existing holders of Common Stock. This substantial dilution may negatively impact the trading price for shares of our Common Stock. For more information, see the section of this proxy statement captioned “Proposal 1 – Approval of the Sale Below NAV Proposal.”

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The Adviser has no prior experience managing or acting as an investment adviser for a BDC.

The Adviser is a newly formed entity that has no prior experience managing or acting as an investment adviser for a BDC. Although the Company’s existing officers and employees will become employed by the Adviser after the Closing, all investment decisions to be made by the Adviser will be made by its Investment Committee, which consists of five persons, of which the Company’s current executive officers will be two of the five persons on the Investment Committee. The investment philosophy and techniques to be used by the Adviser, and in particular its Investment Committee, to manage the Company may differ from the investment philosophy and techniques previously employed by the Adviser’s investment team in identifying and managing other investments and that of the Company’s current management. Accordingly, we can offer no assurance that the Adviser will be successful with respect to its investment decision in acting as our investment adviser, and our investment returns could be substantially lower than the returns we have achieved in the past.

The Contributed Investment Assets may be determined in the future to have a value that is less than the Contributed Investment Asset Fair Value attributed to such assets at Closing.

In connection with the Closing, the Company and East will agree upon a Contributed Investment Asset Fair Value for each of the Contributed Investment Asset to be contributed by East to the Company as consideration in the Stock Purchase Transaction. Given the Contributed Investment Assets consist of loans and other securities of privately held companies, determining the fair value of these Contributed Investment Assets is subjective and inherently uncertain. As a result, the parties could agree to attribute a Contributed Investment Asset Fair Value to any such Contributed Investment Asset that is later determined to be in excess of its actual fair market value. Furthermore, the Company’s due diligence investigation of the Contributed Investment Assets may not reveal risks inherent in any Contributed Investment Asset or the underlying portfolio companies. As a result, the business, results of operations or financial condition of any such portfolio company may decline after the Closing, resulting in Contributed Investment Assets having a fair value that is less than the Contributed Investment Assets Fair Value attributed to such assets at Closing.

After the Closing of the Transactions, we will be dependent upon the Adviser for our future success.

After the Closing, we will not have any employees. The Company’s operations will remain in Buffalo, New York. Allen F. “Pete” Grum will be retained as the Adviser’s President and Chief Executive Officer and remain the President and Chief Executive Officer of the Company. Daniel P. Penberthy will be retained as the Adviser’s Executive Vice President and Chief Financial Officer and remain the Executive Vice President and Chief Financial Officer of the Company. We will depend on the diligence, skill, investment expertise and network of business contacts of the Adviser’s investment professionals and the Investment Committee to source appropriate investments for us. We will depend on members of the Adviser’s investment team and the Investment Committee to appropriately analyze our investments and on members of the Adviser’s Investment Committee to make investment decisions for us. The Adviser’s investment team will evaluate, negotiate, structure, close and monitor our investments. Our future success will depend on the continued availability of the members of the Adviser’s investment team and the Investment Committee and the other investment professionals available to the Adviser. Although the current employees of the Company are expected to enter into employment letter agreements with the Adviser, the Company will not have employment agreements with these individuals or other key personnel of the Adviser, including members of the Investment Committee, and we cannot provide any assurance that unforeseen business, medical, personal or other circumstances would not lead any such individual to terminate his or her relationship with the Adviser. The loss of a material number of senior investment professionals to which the Adviser has access or members of the Investment Committee, could have a material adverse effect on our ability to achieve our investment objective as well as on our financial condition and results of operations. In addition, we cannot assure you that the Adviser will remain our investment adviser or that we will continue to have access to the Adviser’s investment professionals or the Investment Committee or its information and deal flow.

Our executive officers and employees may have interests in the Transactions other than, or in addition to, the interests of our Shareholders generally.

Our executive officers and employees may have interests in the Transactions that are different from, or are in addition to, the interests of our Shareholders generally. Upon the Closing of the Transactions, the Company’s current executive officers and employees will terminate their employment with the Company and become employees of the Adviser; however, Allen F. “Pete” Grum will remain as President and Chief Executive Officer of the Company and Daniel P. Penberthy will remain as Executive Vice President and Chief Financial Officer of the Company. Mr. Grum will be retained as President and Chief Executive Officer of the Adviser, and Mr. Penberthy will be retained as Executive Vice President and Chief Financial Officer of the Adviser. Messrs. Grum and Penberthy will also serve as members of the Adviser’s Investment Committee. See “The Stock Purchase Transaction – Interests of Certain Persons Related to the Company” for more information.

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There are potential conflicts of interest, including the management of other investment funds and accounts by the principals and certain members of the Investment Committee of the Adviser, which could impact our investment returns.

The principals and certain members of the Investment Committee of the Adviser manage other funds and accounts for other entities affiliated with members of the Adviser’s Investment Committee. Accordingly, they have obligations to those investors, the fulfillment of which may not be in the best interests of, or may be adverse to the interests of, us or our Shareholders. Although the principals, members of the Investment Committee and other professional staff of the Adviser are expected to devote as much time to our management as appropriate to enable the Adviser to perform its duties in accordance with the Investment Management Agreement, the members of the Investment Committee and investment professionals of the Adviser may have conflicts in allocating their time and services among the Adviser, on the one hand, and the other investment vehicles managed by affiliated entities of the Adviser, on the other hand.

The Adviser, including members of its Investment Committee, may face conflicts in allocating investment opportunities between us and other investment vehicles affiliated with members of the Investment Committee that have overlapping investment objectives with ours. Although the Adviser, including members of the Investment Committee, will endeavor to allocate investment opportunities in a fair and equitable manner in accordance with its allocation policies and procedures, it is possible that, in the future, we may not be given the opportunity to participate in investments made by investment funds managed by the Adviser or members of the Investment Committee if such investment is prohibited by law.

Our ability to enter into transactions with affiliates of the Adviser will be restricted.

After the Closing of the Transactions, we and certain of our controlled affiliates will be prohibited under the 1940 Act from knowingly participating in certain transactions with our upstream affiliates, or the Adviser and its affiliates, without the prior approval of the “required majority” of our directors as defined in Section 57(o) of the 1940 Act and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is our upstream affiliate for purposes of the 1940 Act, and we are generally prohibited from buying or selling any security (other than our securities) from or to such affiliate, absent the prior approval of the “required majority” of our directors as defined in Section 57(o) of the 1940 Act. The 1940 Act also prohibits “joint” transactions with an upstream affiliate, or the Adviser or its affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of the “required majority” of our directors as defined in Section 57(o) of the 1940 Act. In addition, we and certain of our controlled affiliates will be prohibited from buying or selling any security from or to, or entering into joint transactions with, the Adviser and its affiliates, or any person, including East, who owns more than 25% of our voting securities or is otherwise deemed to control, be controlled by, or be under common control with us, absent the prior approval of the SEC through an exemptive order (other than in certain limited situations pursuant to current regulatory guidance). The analysis of whether a particular transaction constitutes a joint transaction requires a review of the relevant facts and circumstances then existing.

As a BDC, we are required to comply with certain regulatory requirements. For example, we will generally not be permitted to make loans to companies controlled by the Adviser or other funds managed by the Adviser. We will also not be permitted to make any co-investments with the Adviser or its affiliates (including any fund managed by the Adviser or an investment adviser controlling, controlled by or under common control with the Adviser) without exemptive relief from the SEC, subject to certain exceptions.

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The proposed fee structure under the Investment Management Agreement may induce the Adviser to pursue speculative investments and incur leverage, which may not be in the best interests of the Shareholders.

After the Closing, the Base Management Fee will be payable even if the value of your investment declines. The Base Management Fee will be calculated based on the total assets (other than cash or cash equivalents but including assets purchased with borrowed funds), as determined according to procedures duly adopted by the Board. Accordingly, the Base Management Fee will be payable regardless of whether the value of the Company’s total assets or your investment has decreased during the then-current quarter and creates an incentive for the Adviser to incur leverage, which may not be consistent with our Shareholders’ interests.

The Incentive Fee payable to the Adviser will be calculated based on a percentage of our return on invested capital. After the Closing, the Incentive Fee payable to the Adviser may create an incentive for the Adviser to make investments on our behalf that are risky or more speculative than would be the case in the absence of such a compensation arrangement. Unlike the Base Management Fee, the Income Based Fee is payable only if the hurdle rate is achieved. Because the portfolio earns investment income on gross assets while the hurdle rate is based on net assets, and because the use of leverage increases gross assets without any corresponding increase in net asset, the Adviser may be incentivized to incur leverage to grow the portfolio, which will tend to enhance returns where our portfolio has positive returns and increase the chances that such hurdle rate is achieved. Conversely, the use of leverage may increase losses where our portfolio has negative returns, which would impair the value of the Common Stock.

In addition, the Adviser receives the Incentive Fees based, in part, upon net capital gains realized on our investments under the Capital Gains Fee. Unlike the Income Based Fee, there is no hurdle rate applicable to the Capital Gains Fee. As a result, the Adviser may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

The Adviser’s liability will be limited under the Investment Management Agreement and the Administration Agreement, and we will be required to indemnify the Adviser against certain liabilities, which may lead the Adviser to act in a riskier manner on our behalf than it would when acting for its own account.

Under the Investment Management Agreement and the Administration Agreement, the Adviser will not assume any responsibility to us other than to render the services described in the Investment Management Agreement and Administration Agreement, as applicable, and it will not be responsible for any action of our Board in declining to follow the Adviser’s advice or recommendations. Pursuant to the Investment Management Agreement and the Administration Agreement, the Adviser, its members and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person affiliated with any of them will not be liable to us for their acts under the Investment Management Agreement and Administration Agreement, as applicable, absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. We have agreed to indemnify, defend and protect the Adviser its members and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person affiliated with any of them with respect to all damages, liabilities, costs and expenses arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under the Investment Management Agreement or Administration Agreement, as applicable, or otherwise as investment adviser or administrator, as applicable, for us, and not arising out of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties under the Investment Management Agreement or the Administration Agreement. These protections may lead the Adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account.

We borrow money, which could magnify the potential for gain or loss on amounts invested in us and increase the risk of investing in us.

We borrow money as part of our business plan through Rand SBIC and may borrow money in the future. Borrowings, also known as leverage, magnify the potential for gain or loss on invested equity capital and may, consequently, increase the risk of investing in us. We expect to continue to use leverage to finance our investments, through senior securities issued by banks and other lenders. Lenders of these senior securities have fixed dollar claims on our assets that are superior to claims of our Shareholders and we would expect such lenders to seek recovery against our assets in the event of default. If the value of our assets decreases, leveraging would cause our net asset value to decline more sharply than it otherwise would have had we not been leveraged. Similarly, any decrease in our income would cause our net income to decline more sharply than it would have had we not borrowed monies. Such a decline could adversely affect our ability to make dividend payments, if any, in the future. In addition, because our investments may be illiquid, we may be unable to dispose of them or to do so at a favorable price in the event we need to do so if we are unable to refinance any indebtedness upon maturity and, as a result, we may suffer losses. Leverage is generally considered a speculative investment technique and increases the risks associated with investing in our Common Stock.

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Our ability to service any debt that we incur depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures. Moreover, if the Transactions are completed, the Adviser’s Base Management Fee will be payable to the Adviser based on total assets, including those assets acquired through the use of leverage; this may cause the Adviser to have a financial incentive to incur leverage, which may not be consistent with our interests and the interests of our Shareholders. In addition, holders of our Common Stock will, indirectly, bear the burden of any increase in our expenses as a result of leverage, including any increase in the Base Management Fee payable to the Adviser.

If the Transactions are completed, we may experience fluctuations in our annual and quarterly results due to the nature of our business.

If the Transactions are completed, the Adviser, in its capacity as the investment adviser to the Company after the Closing, expects over time to transition the Company’s portfolio to include more interest-yielding debt securities. We could experience fluctuations in our annual and quarterly operating results due to a number of factors, some of which are beyond our control, including the Adviser’s ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities acquired and the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in the markets in which we operate and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in any future periods.

The failure to complete the Transactions may result in a decrease in the market value of the Common Stock.

After the Transactions were announced, the market price for our Common Stock rose sharply. The Transactions are each subject to a number of contingencies, including approval by our Shareholders and the closing conditions set forth in the Stock Purchase Agreement. As a result, we cannot assure you that the Transactions will be completed. If the Transactions are not completed for any reason, the market price of the Common Stock may decline, including to a price per share that is below the price per share on the date that the Transactions were announced.

If the Transactions are not consummated, there may not be any other offers from potential acquirers or parties interested in a potential strategic transaction.

If the Transactions are not consummated, we may seek another strategic transaction. Although we have had such discussions with various parties in the past, these parties may no longer have an interest in a strategic transaction with the Company, or be willing to offer a reasonable purchase price or other consideration in connection therewith. See the section entitled “The Stock Purchase Transaction – Background of the Transactions.”

If we do not complete the Transactions, we will continue to face challenges and uncertainties in our ability to achieve business success.

Historically, the Company has focused on a total return strategy that involved seeking to achieve long-term capital appreciation on the Company’s equity investments, while maintaining a current cash flow from the Company’s debt investments and pass-through equity instruments to fund expenses. The Company has observed that this total return strategy has become disfavored among investors, resulting in an increasingly larger spread between the share price for the Common Stock and the Company’s NAV per share. If the Transactions are not completed, we may not be able to engage another external investment adviser to manage our investment strategy and will remain, for the time being, as an internally managed BDC that is likely to continue the same legacy total return strategy. Furthermore, without the Cash Consideration, we will likely be unable to pay the intended Special Dividend to Shareholders or distribute our “accumulated earnings and profits” as to be in the position to make the RIC Election. Therefore, if we are unable to complete the Transactions, we may need to continue to operate our business in a manner that is substantially similar to the manner in which it is currently operated, and would continue to face the same business challenges and uncertainties associated with our current business strategy, and possibly even on a more acute basis.

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Under certain circumstances, a Termination Fee may be payable by the Company upon termination of the Stock Purchase Agreement.

The Stock Purchase Agreement provides for the payment by the Company of a Termination Fee (as defined herein) of up to $750,000 if the Stock Purchase Agreement is terminated under certain circumstances. Given the Company’s financial condition and amount of cash and cash equivalents on hand, payment of the Termination Fee in an amount up to $750,000 would likely have a material adverse effect on the Company’s financial condition and on its ability to make any significant new investments or follow-on investments in the near future.

The Stock Purchase Agreement limits the Company’s ability to pursue alternatives to the Transactions.

The Stock Purchase Agreement contains provisions that limit the Company’s ability to actively solicit, discuss or negotiate competing third-party proposals for strategic transactions. These provisions, which are typical for transactions of this type, and include the Termination Fee payable under certain circumstances, might discourage a potential competing acquirer that might have an interest in acquiring all or a significant part of the Company from considering or proposing that acquisition even if it were prepared to pay consideration with a higher price than that to be paid by East in the Stock Purchase Transaction or might result in a potential competing acquirer proposing to pay a lower price to acquire the Company than it might otherwise have proposed to pay without the Company’s requirement to pay the Termination Fee in order to terminate the Stock Purchase Agreement to accept a superior proposal.

The Stock Purchase Transaction is subject to closing conditions, including receipt of Shareholder approvals, that, if not satisfied or appropriately waived, will result in the Transactions not being completed, which may result in material adverse consequences to the Company’s business and operations.

The Stock Purchase Transaction is subject to closing conditions, including certain approvals of Shareholders and approval of the Stock Purchase Transaction by the SBA, which, if not satisfied, will prevent the Transactions from being completed. The closing condition that the Shareholders approve the Stock Purchase Transaction, the Investment Management Agreement and certain other proposals described herein may not be waived under applicable law and must be satisfied for the Transactions to be completed. If the Shareholders do not approve (i) the Sale Below NAV Proposal, (ii) the Nasdaq Proposal, (iii) the Investment Management Agreement Proposal and (iv) the Certificate of Incorporation Amendment Proposal, the resulting failure to complete the Transactions could have a material adverse impact on the Company’s business and operations. In addition to the required approvals from the Shareholders, the Stock Purchase Transaction is subject to a number of other conditions, some of which are beyond the Company’s direct control. See “The Stock Purchase Agreement – Conditions to the Stock Purchase Transaction” for additional information regarding the conditions to Closing set forth in the Stock Purchase Agreement. The Company cannot predict when the conditions set forth in the Stock Purchase Agreement will be satisfied or if they will be satisfied at all.

The Company will be subject to operational uncertainties and contractual restrictions while the Transactions are pending.

Uncertainty about the effect of the Transactions may have an adverse effect on the Company while the Transactions are pending. These uncertainties may impair the Company’s ability to retain and motivate key personnel until the Transactions are consummated and could cause those that deal with the Company to seek to change their existing relationships with the Company. Furthermore, future potential portfolio companies may be unwilling to accept the Company’s investments or loans given the uncertainty that will exist while the Transactions are pending. In addition, the Stock Purchase Agreement imposes limitations on the Company with respect to actions that it can take while the Transactions are pending, which may result in the Company not pursuing or being unable to pursue certain business opportunities that may arise prior to the completion of the Transactions.

If the Transactions do not close, the Company will not benefit from the expenses incurred in furtherance of the Transactions.

The Transactions may not be completed. If the Transactions are not completed, the Company will have incurred substantial expenses for which no ultimate benefit will have been received. The Company has incurred out-of-pocket expenses in connection with the Transactions for investment banking, legal and accounting fees and financial printing and other related charges, much of which will be incurred even if the Transactions are not completed. In addition, in the event the Stock Purchase Agreement is terminated under certain circumstances, the Company may be required to pay a Termination Fee.

The Company may waive one or more conditions to the Stock Purchase Transaction without resoliciting Shareholder approval.

Certain conditions to the Company’s obligations to complete the Stock Purchase Transaction as set forth in the Stock Purchase Agreement may be waived, in whole or in part, to the extent legally allowed, either unilaterally or by agreement of the Company and East. In the event that any such waiver does not require re-solicitation of Shareholders, the Company and East will have the discretion to complete the Stock Purchase Transaction without seeking further Shareholder approval. The condition in the Stock Purchase Agreement that requires the Company to obtain approval of the Shareholders for the proposals set forth in this proxy statement, however, cannot be waived. See “The Stock Purchase Agreement – Conditions to the Stock Purchase Transaction” for more information.

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THE SPECIAL MEETING

This proxy statement summarizes the information regarding the matters to be voted on at the special meeting. However, you do not need to attend the special meeting to vote your shares of Common Stock. You may simply complete, sign, and return the enclosed proxy card, or submit your vote by calling toll free at the telephone number indicated on the enclosed proxy card, or vote your shares through the Internet, as indicated on the proxy card. You may also grant a proxy (i.e., authorize someone to vote your shares). If you properly sign and date the accompanying proxy card or otherwise provide voting instructions, either via the Internet or telephone, as indicated on the proxy card and the Company receives the proxy card or such instruction in time for the special meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified.

As of the Record Date, there were                 shares of Common Stock outstanding and entitled to vote at the special meeting. If you are a holder of Common Stock, you are entitled to one vote at the special meeting for each share of Common Stock that you held as of the close of business on the Record Date. The Company began mailing this proxy statement on or about               , 2019 to all Shareholders entitled to vote their shares of Common Stock at the special meeting.

Time and Location

We will hold the special meeting on            , 2019 at               , local time, at The Buffalo Club,              Room, 388 Delaware Avenue, Buffalo, New York 14202 (Business Attire Required).

Attending the Special Meeting

You are entitled to attend the special meeting only if you were a Shareholder as of the close of business on the Record Date, or if you hold a valid proxy for the special meeting. You must present valid photo identification, such as a driver’s license or passport, for admittance. If you are not a Shareholder of record of the Company but hold shares as a beneficial owner in street name, in order to attend the special meeting, you must also provide proof of beneficial ownership, such as your most recent account statement prior to the Record Date, a copy of the voting instruction form provided by your broker, bank, or other nominee, or other similar evidence of ownership of shares of Common Stock. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the special meeting.

Proposals to approve each of (i) the Sale Below NAV Proposal, (ii) the Nasdaq Proposal, (iii) the Investment Management Agreement Proposal, (iv) the Certificate of Incorporation Amendment Proposal and (v) the Adjournment Proposal.

At the special meeting, you will be asked to vote on each of (i) the Sale Below NAV Proposal, (ii) the Nasdaq Proposal, (iii) the Investment Management Agreement Proposal, (iv) the Certificate of Incorporation Amendment Proposal and (v) the Adjournment Proposal.

Recommendation of the Board

The Board unanimously recommends that you vote “FOR” each of (i) the Sale Below NAV Proposal, (ii) the Nasdaq Proposal, (iii) the Investment Management Agreement Proposal, (iv) the Certificate of Incorporation Amendment Proposal and (v) the Adjournment Proposal.

Shareholders Entitled to Vote

You are entitled to vote if you were a holder of record of Common Stock as of the close of business on the Record Date.

All holders of Common Stock as of the Record Date, voting together, will be entitled to vote for the approval of each of (i) the Nasdaq Proposal, (ii) the Investment Management Agreement Proposal, (iii) the Certificate of Incorporation Amendment Proposal and (iv) the Adjournment Proposal, in each case, at the special meeting.

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In addition, all holders of Common Stock as of the Record Date, voting together, will be entitled to vote for the approval of the Sale Below NAV Proposal, but approval must obtained from both (i) the outstanding shares of Common Stock and (ii) the outstanding shares of Common Stock held by persons that are not affiliated persons, as defined in the 1940 Act, of the Company. See the section entitled “The Special Meeting – Approval Standards” for more information.

Quorum

To conduct business at the special meeting, a quorum of Shareholders must be present at the special meeting. Under the BCL and our by-laws, the presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the special meeting is necessary to constitute a quorum of the Shareholders to take action at the special meeting. The shares of Common Stock that are present at the special meeting or represented by a proxy will be counted for quorum purposes. Abstentions will be treated as shares present for quorum purposes. Shares for which brokers have not received voting instructions from the beneficial owner of the shares and do not have discretionary authority to vote on certain proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as shares present for quorum purposes.

If a quorum is not present, the vote of a majority of the Shareholders present in person or by proxy and entitled to vote shall have the power to adjourn the special meeting from time to time, for a period not to exceed 30 days at any one time, until a quorum shall be present and the business of the meeting accomplished, without notice other than announcement at the special meeting.

Shareholders Holding Shares Through Brokers, Banks or Other Nominees

If you hold shares of Common Stock through a broker, bank or other nominee, you must follow the voting instructions you receive from your broker, bank or other nominee. If you hold shares of Common Stock through a broker, bank or other nominee and want to vote in person at the special meeting, you must obtain a legal proxy from the record holder of your shares and present it at the special meeting. Please instruct your broker, bank or other nominee so your vote can be counted.

Granting Authority to Vote to Brokers, Banks or Other Nominees

Brokers, banks and other nominees have discretionary authority to vote on “routine” matters, but not on “non-routine” matters. All proposals being considered at this special meeting are non-routine. If you hold your shares of Common Stock in street name (or “nominee name”) and do not provide your broker, bank or other nominee who holds such shares of record with specific instructions regarding how to vote on the proposals, your broker may not be permitted to vote your shares on any of the proposals. Please instruct your broker, bank or other nominee so your vote can be counted.

Voting by Proxy

If you are a record holder of shares of Common Stock, you may authorize a proxy to vote on your behalf by following the instructions provided on the enclosed proxy card. Authorizing your proxy will not limit your right to vote in-person at the special meeting. A properly completed and submitted proxy will be voted in accordance with your instructions, unless you subsequently revoke your instructions. If you authorize a proxy without indicating your voting instructions, the proxyholder will vote your shares “FOR” each of (i) the Sale Below NAV Proposal, (ii) the Nasdaq Proposal, (iii) the Investment Management Agreement Proposal, (iv) the Certificate of Incorporation Amendment Proposal and (v) the Adjournment Proposal. Internet and telephone voting procedures are designed to authenticate the Shareholder’s identity and to allow such Shareholders to vote their shares and confirm that their instructions have been properly recorded. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

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Receiving Multiple Proxy Cards

Many Shareholders hold their shares in more than one account and may receive separate proxy cards or voting instruction forms for each of those accounts. To ensure that all of your shares are represented at the special meeting, we recommend that you vote by following the instructions on each proxy card or voting instruction form you receive.

Revocation of Proxy

If you are a Shareholder of record, you can revoke your proxy at any time before it is exercised by (i) delivering a written revocation notice prior to the special meeting to Rand Capital Corporation, 2200 Rand Building Buffalo, New York 14203, (ii) submitting a later-dated proxy that we receive no later than the conclusion of voting at the special meeting, (iii) voting in person at the special meeting or (iv) submitting a new proxy electronically over the Internet or by telephone as indicated on the proxy card after the date of the earlier submitted proxy. If you hold shares of Common Stock through a broker, bank or other nominee, you must follow the instructions you receive from them in order to revoke your voting instructions. Attending the special meeting does not revoke your proxy unless you also vote in person at the special meeting.

Approval Standards

Sale Below NAV Proposal: Approval of the Sale Below NAV Proposal requires the affirmative vote of holders of a “majority of the outstanding voting securities” as defined in the 1940 Act, of (i) the outstanding shares of Common Stock and (ii) the outstanding shares of Common Stock held by persons that are not affiliated persons, as defined in the 1940 Act, of the Company. Under the 1940 Act, the vote of holders of a “majority of the outstanding voting securities” means the vote of the holders of the lesser of (a) 67% or more of the voting securities present or represented by proxy at the special meeting if the holders of more than 50% of the voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. An “affiliated person” is defined under the 1940 Act to include officers, directors and employees of the Company and holders of 5% or more of the outstanding Common Stock. Abstentions and broker non-votes, which occur when you do not provide voting instructions to your bank, broker or other nominee when your shares are held in “street name,” will have the same effect as a vote “AGAINST” this proposal.

Nasdaq Proposal: Approval of the Nasdaq Proposal requires the affirmative vote of the holders of a majority of the votes cast on this proposal at the special meeting. Abstentions and broker non-votes will have no effect on the Nasdaq Proposal.

Investment Management Agreement Proposal: Approval of the Investment Management Agreement Proposal requires the affirmative vote of holders of at least a “majority of the outstanding voting securities” as defined in the 1940 Act. Under the 1940 Act, the vote of holders of a “majority of the outstanding voting securities” means the vote of the holders of the lesser of (a) 67% or more of the voting securities present or represented by proxy at the special meeting if the holders of more than 50% of the voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” this proposal.

Certificate of Incorporation Amendment Proposal: Approval of the Certificate of Amendment Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” this proposal.

Adjournment Proposal: Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of shares of Common Stock present in person or represented by proxy and entitled to vote on the matter. Abstentions will have the same effect as a vote “AGAINST” the Adjournment Proposal and broker non-votes will have no effect on the vote for the Adjournment Proposal.

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Methods of Proxy Solicitation and Related Expenses

We have engaged the services of Alliance Advisors, LLC to assist in the solicitation of proxies. Alliance Advisors, LLC will not attempt to influence how you vote your shares, but only ask that you take the time to authorize your proxy. You may also be asked if you would like to vote over the telephone and to have your vote transmitted to the proxy tabulation firm.

In addition to the solicitation of proxies by the use of mail, proxies may be solicited in person and by telephone, electronic transmission or facsimile transmission by directors or officers of the Company without special compensation therefor.

We will bear all costs of soliciting proxies for the special meeting. We estimate that we will pay Alliance Advisors, LLC, our proxy solicitor, a fee of approximately $9,000 to solicit proxies, plus we will reimburse Alliance Advisors, LLC for all out-of-pocket expenses that they incur, though the cost of this proxy solicitation process could be lower or higher than our estimate. We may also reimburse brokers, nominees, fiduciaries and other custodians their reasonable fees and expenses for sending proxy materials to beneficial owners and obtaining their instructions.

Other Matters to Be Voted on at the Special Meeting

Pursuant to the BCL and our by-laws, no matters may properly be brought before the special meeting except as specified in the Notice of the Special Meeting.

Whether or not you expect to attend the special meeting, please complete, date, sign and promptly return the accompanying proxy card so that you may be represented at the special meeting.

Who to Contact if You Have Questions

If you have any questions concerning the special meeting or the accompanying proxy statement, would like additional copies of the accompanying proxy statement or need help voting your shares of Common Stock, please contact Alliance Advisors, LLC:

Call Toll-Free: (844) 853-0931

200 Broadacres Drive, 3rd Floor

Bloomfield, NJ 07003

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Unless otherwise indicated, the following table sets forth beneficial ownership of our shares on                , 2019, by (a) persons known by us to be beneficial owners of more than 5% of the outstanding shares of Common Stock, (b) the directors and the named executive officers of the Company, and (c) all directors and executive officers as a group. For purposes of the table, the address for each of our Directors and named executive officers is c/o 2200 Rand Building, Buffalo, NY 14203. Unless otherwise stated, each person named in the table has sole voting and investment power with respect to the shares indicated as beneficially owned by that person.

Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(3)
More than 5% Owners:

User-Friendly Phone Book, LLC	1,455,993		%
10200 Grogan’s Mill Road, Suite 440
The Woodlands, TX 77380(2)

Directors and named executive officers:

Allen F. Grum	173,642		%
Erland E. Kailbourne	40,000	*
Ross B. Kenzie	113,000		%
Jayne K. Rand	115,433		%
Robert M. Zak	85,000		%
Daniel P. Penberthy	84,467		%

* Less than 1%.

All Directors and executive officers as a group (six persons)	611,542		%

(1)	The beneficial ownership information presented is based upon information furnished by each person or contained in filings made with the SEC.

(2)	User-Friendly Phone Book, LLC filed an amended Schedule 13D with the SEC on June 22, 2018 reporting that it has shared voting power and shared investment power of the indicated 1,455,993 shares of Common Stock with User-Friendly Holding, LLC, a Delaware limited liability company. According to this amended Schedule 13D, User-Friendly Phone Book, LLC is a wholly owned subsidiary of User-Friendly Holding, LLC.

(3)	Percent of class calculated based on shares outstanding at the Record Date.

Approximate Value of Investments in the Company

The following table indicates the range of value as of             , 2019 of the shares of the Company beneficially owned by each director and executive officer. The Company is not part of a family of investment companies.

Name of Director or Executive Officer	Dollar Range of Equity Securities Beneficially Owned
Directors who are not Interested Persons:
Erland E. Kailbourne	Over $100,000
Robert M. Zak	Over $100,000
Ross B. Kenzie	Over $100,000
Jayne K. Rand	Over $100,000

Directors who are Interested Persons and Executive Officers:
Allen F. Grum	Over $100,000
Daniel P. Penberthy	Over $100,000

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THE STOCK PURCHASE TRANSACTION

This discussion of the Stock Purchase Agreement and related Stock Purchase Transaction is qualified in its entirety by reference to the Stock Purchase Agreement, which is attached to this proxy statement as Appendix A and incorporated into this proxy statement by reference. You should carefully read the entire Stock Purchase Agreement as it is the legal document that governs the Stock Purchase Transaction.

Parties to the Stock Purchase Agreement

Rand Capital Corporation

The Company was incorporated under the laws of New York in February 1969. We completed our initial public offering in 1971 as an internally managed, closed-end, diversified, management investment company. We have elected to be regulated as a BDC under the 1940 Act. As a BDC, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets” and make available managerial assistance to the portfolio companies in which we invest. The Company established an SBIC, Rand SBIC, in 2002, whereby the Company utilizes funds borrowed from the SBA to invest in portfolio companies. The Company currently operates as an internally managed investment company whereby its officers and employees conduct the business of the Company under the general supervision of its Board. Neither the Company nor Rand SBIC have currently elected to qualify to be taxed as a RIC under Subchapter M of the Code.

The Company’s principal executive offices are located at 2200 Rand Building, Buffalo, New York 14203 and our telephone number is 716-853-0802.

East

East was formed in 2010 as a Delaware limited liability company to invest in private and public market securities, and has formed multiple investment vehicles that provide capital to a variety of industries including energy, media, real estate, hospitality, sports and entertainment. East is an entity owned by Terry and Kim Pegula, owners of Pegula Sports & Entertainment.

Adviser

The Adviser is a newly formed investment adviser that intends to register with the SEC pursuant to the Advisers Act. The Adviser will initially be owned by East and Brian Collins. The Adviser will establish an Investment Committee, as discussed in the section entitled “Proposal 3 – Approval of the Investment Management Agreement – About the Investment Process of the Adviser.”

Effect on the Company if the Stock Purchase Transaction Is Completed

If the proposals are approved by the Shareholders, and the other conditions to Closing of the Stock Purchase Transaction are satisfied or waived, the Company will issue 8,333,333.33 shares of Common Stock to East in consideration for the Purchase Price consisting of (i) Cash Consideration and (ii) Contributed Investment Assets Fair Value, having an aggregate value of $25.0 million.

In connection with the Closing of the Stock Purchase Transaction, the Company will:

●	Amend its Certificate of Incorporation to increase its number of authorized shares of Common Stock from 10 million shares of Common Stock to 100 million shares of Common Stock;

●	Terminate the employment of each employee of the Company, effective immediately prior to the Closing;

●	Terminate each benefit plan of the Company, effective immediately prior to the Closing;

●	Enter into the Investment Management Agreement and Administration Agreement with the Adviser and complete the Externalization Transaction; and

●	Enter into the Shareholder Agreement with East.

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Effect on the Company if the Stock Purchase Transaction Is Not Completed

If the Stock Purchase Transaction is not completed, the Company will not affect the Externalization Transaction with the Adviser, and we will continue conducting our business as an internally managed BDC and may consider and evaluate other strategic alternatives.

Purchase Price

In connection with the Stock Purchase Transaction, East will pay the Company the Purchase Price, consisting of the following:

(i)	Cash Consideration in an amount equal to $25.0 million less the amount of the Contributed Investment Assets Fair Value; plus

(ii)	The Contributed Investment Assets Fair Value, which is defined as the fair value of the Contributed Investment Assets being contributed by East to the Company, plus (without duplication) the aggregate amount of accrued but unpaid interest (including uncapitalized payment-in-kind interest earned), penalties, fees, charges and other amounts on the Contributed Investment Assets.

Under the Stock Purchase Agreement, the Contributed Investment Assets Fair Value is to be determined as of 5:00 p.m. (New York, New York time) on the second business day prior to the Closing date, and such amount is to be agreed upon between the Company and East prior to the Closing of the Stock Purchase Transaction. The sum of the Cash Consideration and the Contributed Investment Assets Fair Value will be $25.0 million.

Use of Proceeds

If the Stock Purchase Transaction is completed, the Company will hold the Contributed Investment Assets as investment assets of the Company and use a portion of the cash proceeds from the Stock Purchase Transaction to pay costs and expenses incurred in connection with the Transactions. The remainder of the cash proceeds from the Stock Purchase Transaction will be used by the Company for general corporate purposes, including, for use in payment of the cash portion of the intended Special Dividend, if declared.

The following table sets forth the proposed uses of the proceeds from the Stock Purchase Transaction and assumes:

●	Contributed Investment Assets have a Contributed Investment Assets Fair Value of $13.1 million;

●	Cash Consideration of $11.9 million; and

●	the cash portion of the intended Special Dividend, if declared, is an estimated $4.4 million.

(amounts in thousands)
Proceeds from Stock Purchase Transaction (1)	$25,000
Contributed Investment Assets held by the Company (2)	(13,100)
Aggregate cash portion of Special Dividend (3)(4)	(4,400)
Transaction expenses (5)	(1,000)
Remaining portion of the Cash Consideration	6,500

(1)	The proceeds received by the Company from the Stock Purchase Transaction will consist of the Cash Consideration and Contributed Investment Assets.

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(2)	The amount represents the Contributed Investment Assets Fair Value as determined by the parties as of December 31, 2018. The Contributed Investment Assets Fair Value is subject to adjustment pursuant to the terms of the Stock Purchase Agreement. See “The Stock Purchase Transaction – Contributed Investment Assets.”

(3)	The intended Special Dividend is expected to be declared and paid in an amount equal to the Company’s “accumulated earnings and profits” for tax purposes since the Company’s inception and, contingent upon meeting certain tax related conditions, in connection with the Company’s and Rand SBIC’s expected elections for U.S. tax purposes to be taxed as RICs. This table assumes that the intended Special Dividend is in the aggregate amount of an estimated $22.0 million (representing the Company’s estimate of its “accumulated earnings and profits” from inception to December 31, 2018).

(4)	The intended Special Dividend is expected to be comprised of 20% cash and 80% Common Stock. Shareholders are expected to have the option to elect to receive the Special Dividend in cash or Common Stock, subject to the 20% cap on the cash portion of the Special Dividend. If too many Shareholders elect to receive their distribution in cash, the amount of cash available for distribution will be allocated pro rata among the Shareholders electing to receive the distribution in cash and the remaining portion of their distribution will be paid in shares of Common Stock. There can be no assurance that the Special Dividend, or any other dividend or distribution, will be paid to Shareholders after the completion of the Transactions.

(5)	Includes an estimate of legal, investment banking and other fees and expenses incurred by the Company in connection with the Transactions.

Background of the Transactions

Historically, the Company has focused on a total return strategy that involved seeking to achieve long-term capital appreciation on the Company’s equity investments, while maintaining a current cash flow from the Company’s debt investments and pass-through equity instruments to fund expenses. Under this total return strategy, the Company has not declared dividends to Shareholders, but instead has sought to return value to Shareholders through share price appreciation on the Common Stock based upon realizing gains in the Company’s equity investment portfolio. The Company’s management and the Board have observed that this total return strategy has become disfavored among investors resulting in an increasingly larger spread between the share price for the Common Stock and the Company’s net asset value per share.

Consequently, during 2015 and early 2016, the Board began to consider potential strategic alternatives to increase the price of the Common Stock and to enhance Shareholder value. In 2015, the Board established a strategic committee of the Board (the “Strategic Committee”) to assist in the ongoing evaluation of potential strategic transactions. During the relevant periods of 2018 and 2019 discussed below, the Strategic Committee consisted of Erland E. Kailbourne, Robert M. Zak and Allen F. Grum. During 2015, the Strategic Committee met with representatives of multiple investment banking firms, including KBW, an investment banking firm that would subsequently be engaged to act as the Company’s financial advisor, as part of its evaluation of potential strategic options.

As part of this process, the Board considered and evaluated various potential strategic options, including (i) voluntarily delisting from Nasdaq and “going dark” by suspending or terminating reporting obligations for the Company under the Exchange Act; (ii) electing RIC tax status for U.S. tax purposes and beginning regular dividend payments to Shareholders; (iii) allowing the Company’s portfolio to run-off and distributing the proceeds from the run-off to Shareholders; (iv) selling the Company to a third party acquirer; and (v) seeking to accelerate growth by increasing available borrowing capacity and boosting participation in transactions in order to increase the size of the Company’s investment portfolio. At the completion of this evaluation process and prior to the Company’s 2016 annual meeting of Shareholders, the Board determined to pursue the strategy of seeking to accelerate growth. The Company’s management reported on the Board’s evaluation process and determination during a presentation made at the Company’s 2016 annual meeting of Shareholders and in subsequent public communications to investors.

However, since the Company’s 2016 annual meeting of Shareholders, the Company’s management has consistently stated during the Company’s earnings calls and in other public comments and communications to investors that the Company was continuing to evaluate potential alternatives and was willing to consider pursuing potential transactions as they may arise. Also, during 2016 and 2017, the Company’s management continued to meet with representatives of KBW to gain additional perspective on the potential for strategic transactions and on ways the Company might consider enhancing Shareholder value.

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In late 2017, the Company’s chief executive officer, Allen F. Grum, and chief financial officer, Daniel P. Penberthy (“Company Management”), received an inquiry from a representative of an affiliate of East based in Buffalo, NY requesting to introduce Company Management to other representatives of East.

On January 18, 2018, Company Management attended an introductory in-person meeting with representatives of East in which the parties discussed broadly the possibility of seeking to work together on a possible transaction. At the close of the meeting, Company Management and representatives of East agreed to arrange for additional follow-up discussions.

On January 29, 2018, the Company sent a non-disclosure agreement to East (the “East Non-Disclosure Agreement”), which, after a negotiation period, was signed by the parties. The East Non-Disclosure Agreement included a customary “standstill” provision and related provisions designed to protect the Board’s review process for potential strategic transactions.

On January 30, 2018, representatives of East held an initial telephonic due diligence discussion with Freed Maxick CPAs, P.C., the Company’s independent registered public accounting firm, to discuss certain tax-related due diligence questions regarding the Company.

On March 1, 2018, Company Management traveled to East’s offices located in Boca Raton, Florida to hold an in-person meeting to further discuss the potential for a transaction between East and the Company.

On March 14, 2018, Company Management, the Strategic Committee and representatives of Hodgson Russ LLP (“Hodgson Russ”), the Company’s outside legal counsel, held an in-person meeting in which Company Management provided the Strategic Committee a description of the initial discussions with East. During the meeting, representatives of Hodgson Russ discussed the Strategic Committee’s legal responsibilities as part of strategic transaction review process and the standard of conduct governing the acts of directors.

On March 22, 2018, at the direction of, and after review by, the Strategic Committee, Company Management sent a letter, via email, to East requesting additional specific information regarding East and the elements of a potential transaction involving the Company.

On April 2, 2018, East provided written responses to the Company’s letter dated March 22, 2018. As part of these responses, East described the specific elements of their proposed transaction, which were (i) East to contribute assets into Rand in exchange for shares of Common Stock; (ii) the Company to declare a dividend to Shareholders in an amount sufficient to distribute the Company’s “accumulated earnings and profits” and thereby allowing the Company to be in a position to elect RIC status for U.S. tax purposes; (iii) the Company to announce a new dividend policy going forward that was consistent with other dividend-paying BDCs; and (iv) externalization of the Company’s management function to a new management company, the Adviser, to seek to bring the Company’s expenses and management structure in-line with BDC industry norms.

On April 5, 2018, the Strategic Committee held a telephonic meeting, with Company Management and representatives of Hodgson Russ present at the invitation of the Strategic Committee. During the meeting, Company Management outlined the written response received from East to the Company’s letter dated March 22, 2018. The Strategic Committee discussed and reviewed these responses, including the proposed transaction structure. At the conclusion of the meeting, the Strategic Committee instructed Company Management to have an additional meeting with East to further discuss and understand some of the responses provided.

On April 9, 2018, Company Management held a telephonic meeting with representatives of East in which general transaction structuring matters were discussed.

On April 23, 2018, Company Management received an unsolicited inquiry from representatives of Party A to discuss a possible transaction between the Company and Party A.

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On April 27, 2018, Company Management and representatives of Party A had a general discussion regarding the Company and discussed the broad terms of a possible strategic transaction between the Company and Party A.

On May 2, 2018, representatives of East sent an email to Company Management, describing the regulatory approvals that would need to be obtained to proceed with a proposed transaction, including approval of the Shareholders for purposes of compliance with the 1940 Act and approval from the SBA. This email was prepared based upon advice received by East from Eversheds Sutherland (US) LLP (“Eversheds Sutherland”), as outside legal counsel to East.

On May 3, 2018, Company Management held a telephonic meeting with representatives of East to discuss the responses received from East to the Company’s letter dated March 22, 2018 and the regulatory approvals that would be required to execute on the proposed transaction.

In addition, on May 3, 2018, Company Management received a memorandum preliminarily outlining a potential transaction that involved a reverse merger of an existing portfolio company of Party A into the Company in exchange for shares of Common Stock. The transaction contemplated that the Company would terminate its status as a BDC and effect a distribution of the Company’s portfolio company securities to the existing Shareholders.

On May 21, 2018, the Company executed a non-disclosure agreement with Party A, which included a customary “standstill” provision and related provisions designed to protect the Board’s review process for potential strategic transactions.

On June 1, 2018, the Company received a draft letter of intent and exclusivity agreement from East (collectively the “East Letter of Intent”). The East Letter of Intent proposed that East would contribute an unspecified amount of assets and cash into the Company in exchange for the issuance to East of shares of Common Stock using a predetermined share price formula. In addition, the East Letter of Intent provided that the Company would declare a dividend in an amount sufficient to distribute the Company’s “accumulated earnings and profits” in a ratio of 20% in cash and 80% in the Common Stock and, in connection with announcement of the transaction, announce to the Shareholders an intention to adopt a new dividend policy that would be consistent with other dividend-paying BDCs. The East Letter of Intent proposed creating a new external management company, the Adviser, to serve as the Company’s investment adviser. With regard to the Advisor’s fee structure, the East Letter of Intent provided for a base management fee of 1.50% on total gross assets of the Company and an undefined incentive fee structure with a 20% incentive fee payable to the Adviser, subject to a 7% hurdle rate and a catch-up feature between 7% and 8.75%. Given that East projected that the Adviser would operate at a loss in connection with its provision of investment advisory services to the Company, the East Letter of Intent contemplated that the Company would pay a one-time transition fee to the Adviser in an unspecified amount during the first year after completion of the transaction. The Adviser would employ the Company’s existing management and employees and would form an investment committee to approve new investments. The East Letter of Intent proposed that, after the closing of the transaction, the Board size would be fixed at seven members with East receiving the right to nominate four members. The East Letter of Intent was non-binding and included an exclusivity provision under which the parties would agree to negotiate exclusively with one another for three months.

On June 8, 2018, the Strategic Committee held a meeting during which Company Management presented the terms of the East Letter of Intent to the Strategic Committee. The Strategic Committee discussed the potential benefits of the transactions outlined in the East Letter of Intent, including the value that it could create for the Shareholders and the immediate increased scale and liquidity that the transaction would provide, as well as the execution risks associated therewith, noting specifically the need to obtain Shareholder approval of the transaction, among other matters. Thereafter, the Strategic Committee discussed other factors to consider in connection with the East Letter of Intent and instructed Company Management to seek additional clarity on certain elements of the proposed transaction, including the price at which the Common Stock would be issued to East and the assets that were proposed to be contributed by East.

On June 12, 2018, Party B purchased 1,455,993 shares of Common Stock at a price of $3.00 per share and filed a Schedule 13D with the SEC on June 21, 2018 reporting such purchase.

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On June 19, 2018, Company Management held an in-person meeting with Party A in which Party A presented a letter of intent for a proposed transaction (“Party A Letter of Intent”). The Party A Letter of Intent proposed that the holding company for Party A’s existing portfolio of companies would complete a reverse merger with and into the Company. As consideration in the merger, Party A would receive shares of Common Stock using a value of $3.17 per share of Common Stock for purposes of the issuance to Party A. After the completion of the transaction, Party A would make an offer to purchase shares of Common Stock from the other existing Shareholders at a price of $2.83 per share. The Party A Letter of Intent provided that the Company’s existing management would be retained after the completion of the transaction to manage a planned private equity investment division of the combined company. The Party A Letter of Intent was non-binding and included an exclusivity provision under which the parties would agree to negotiate exclusively with one another until either party provided 30 days’ notice to terminate the Party A Letter of Intent.

On June 22, 2018, East sent a letter to the Company providing additional supplemental information regarding the proposals described in the East Letter of Intent (the “East Supplemental Letter”). With respect to its proposal to acquire shares of Common Stock, East proposed that the aggregate investment from East would be in the amount of $25.0 million with approximately 50% of the consideration to be paid in the form of cash and approximately 50% of the consideration to come in the form of the contribution by East of existing loans originated by East to the Company. East further proposed that the purchase price for the Common Stock to be purchased in the transaction would be based upon an average of the 30-day, 60-day and 90-day moving average stock price for the Common Stock as of the day prior to the transaction’s announcement. In addition, as originally described in the East Letter of Intent, East reiterated that it intended for the Company to declare a special dividend to Shareholders in an amount sufficient to distribute the Company’s “accumulated earnings and profits,” and thereby allow the Company to be in a position to elect RIC status for U.S. tax purposes. It was East’s expectation that it would participate in this dividend as a Shareholder and that a portion of the cash consideration received from East in the Stock Purchase Transaction would be used to fund a portion of the cash portion of this special dividend.

On June 26, 2018, the Company executed a non-disclosure agreement with Party B.

On June 28, 2018, the Strategic Committee held a telephonic meeting, with Company Management and representatives of KBW present at the invitation of the Strategic Committee. During the meeting, Company Management described the contents of the East Supplemental Letter. The Strategic Committee engaged in extensive discussions about the East Letter of Intent as supplemented by the East Supplemental Letter, including the benefit to Shareholders of the proposed special dividend and the view that the purchase price for the Common Stock as proposed by East in the East Supplement Letter undervalued the Common Stock given the control position to be obtained.

On July 2, 2018, Company Management held an in-person meeting with representatives of Party B. Company Management discussed the Company’s current strategy and the contents of its investment portfolio.

On July 5, 2018, Company Management held a telephonic meeting with representatives of East in which transaction structuring matters were discussed.

On July 9, 2018, the Strategic Committee held a telephonic meeting, with Company Management and representatives of Hodgson Russ present at the invitation of the Strategic Committee. The Strategic Committee discussed extensively the East Letter of Intent, the Party A Letter of Intent and Company Management’s discussions with Party B during the July 2, 2018 meeting.

On July 11, 2018, representatives of the Adviser sent a letter to the Company (the “Investment Adviser Supplemental Letter”), in which the Adviser clarified the scope of investment advisory services proposed to be provided by the Adviser, reiterated the fee structure described in the East Letter of Intent and proposed that the Adviser be paid a one-time transition fee by the Company at the end of first year after the completion of the Transactions in the amount of $500,000 (the “Transition Fee”).

On July 16, 2018, Company Management and representatives of KBW reviewed and discussed the information provided in the Investment Adviser Supplemental Letter.

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On July 17, 2018, Company Management held a telephonic meeting with representatives of East and the Adviser in which the parties discussed the Investment Adviser Supplemental Letter, including the request for payment of the Transition Fee.

On July 18, 2018, Company Management held a telephonic meeting with representatives of Party B in which further information regarding the Company was exchanged.

On July 19, 2018, the Strategic Committee held a telephonic meeting with Company Management in which Company Management reviewed the additional information provided in the Investment Adviser Supplemental Letter and Company Management’s further discussions with Party B.

On July 26, 2018, Company Management held a telephonic meeting with representatives of East and the Adviser in which the parties discussed operational details regarding the external investment adviser structure and the role of the Adviser in the Company’s operations.

On July 26, 2018, the Board held a regular in-person board meeting. At this meeting, Company Management and the Strategic Committee presented an update to the full Board regarding the work of the Strategic Committee and the current status of the process with East and Party A and the discussion that had occurred with Party B. The full Board had a full discussion regarding the East Letter of Intent and Party A Letter of Intent, including a discussion of the associated risks related to each of the potential transactions. At the conclusion of this discussion, the Board directed the Strategic Committee to continue with and finalize its review of the potential transactions and to report back to the Board with a recommendation.

On July 31, 2018, the Strategic Committee held separate in-person meetings with representatives of East and the Adviser and representatives of Party A. At the meeting with representatives of East and the Adviser, the parties discussed the East Letter of Intent, including the information provided in the East Supplemental Letter and the Investment Adviser Supplemental Letter and associated business issues. At the meeting with the representatives of Party A, the parties discussed the Party A Letter of Intent and associated business issues.

On August 6, 2018, the Strategic Committee held a telephonic meeting, with Company Management, representatives of KBW and representatives of Hodgson Russ present at the invitation of the Strategic Committee. The Strategic Committee discussed the status of its review process with respect to the East Letter of Intent and Party A Letter of Intent.

On August 31, 2018, the Strategic Committee held a telephonic meeting, with Company Management, representatives of KBW and representatives of Hodgson Russ present at the invitation of the Strategic Committee. Representatives of KBW provided an update to the Strategic Committee regarding a telephonic discussion that KBW had during mid-August with representatives of Party B, in which Party B had indicated the possibility of contributing an existing portfolio company of Party B with a proposal value of $16 million to the Company in exchange for additional shares of Common Stock at an unspecified issuance price (the “Party B Indication”). Representatives of KBW then discussed the East Letter of Intent, the Party A Letter of Intent and the Party B Indication, noting that each of the transactions would result in a different strategic direction for the Company as they each contained structural differences and therefore were not directly comparable. The Strategic Committee, with input from representatives of KBW, Company Management and representatives of Hodgson Russ, held a discussion to consider each of the proposals. At the conclusion of this discussion, the Strategic Committee determined to recommend to the full Board that the Company focus its negotiations on the proposed transaction with East and the Adviser and seek to revise the East Letter of Intent to add provision for a “go shop” period, remove the proposed Transition Fee and increase the price at which the shares of Common Stock were to be issued to East to $3.00 per share.

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On September 5, 2018, the Board held a special telephonic meeting, with Company Management, representatives of KBW and representatives of Hodgson Russ present at the invitation of the Board. Representatives of KBW discussed the East Letter of Intent, the Party A Letter of Intent and the Party B Indication with the full Board. The Strategic Committee then presented its recommendation that the Company focus its negotiations on the proposed transaction with East and seek to revise the East Letter of Intent to add provision for a “go shop” period, remove the proposed Transition Fee and increase the price at which the shares of Common Stock were to be issued to East to $3.00 per share. As part of this presentation to the Board, the Strategic Committee set forth its reasoning for its recommendation, including that it believed that the proposed transaction with East provided better value to the Shareholders and had greater certainty of completion as compared with the other alternatives that were considered by the Strategic Committee. The Board then, with input from representatives of KBW, Company Management and representatives of Hodgson Russ, held a discussion to consider each proposal and the recommendation of the Strategic Committee. At the conclusion of the meeting, the Board directed Company Management and KBW to seek to negotiate the changes to the East Letter of Intent.

On September 7, 2018, at the request of Company Management, representatives of KBW had a discussion with East in which they conveyed the request to revise the East Letter of Intent to add provision for a “go shop” period, remove the proposed Transition Fee and increase the price at which the shares of Common Stock were to be issued to East to $3.00 per share. East agreed that it was only willing to remove the proposed Transition Fee and increase the price at which the shares of Common Stock were to be issued to East to $3.00 per share.

On September 18, 2018, representatives of KBW, representatives of East and the Adviser and representatives of Party B had an in-person meeting in which East presented the proposed terms set forth in the East Letter of Intent to representatives of Party B. The participants discussed the proposed terms, but no further action was taken.

On October 5, 2018, the Company received an updated Party A Letter of Intent (the “Updated Party A Letter of Intent”) in which Party A revised its proposal to (i) increase the price per share of Common Stock to be used for purposes of the determining the number of shares to be issued to Party A as the merger consideration from $3.17 per share to $3.50 per share and (ii) increase the price at which Party A would offer to purchase shares of Common Stock after completion of the transaction from $2.83 per share to $3.00 per share.

On October 8, 2018, East presented an updated draft of the East Letter of Intent (the “Updated East Letter of Intent”) in which it removed the requirement for payment of a Transition Fee and increased the price at which the shares of Common Stock would be issued to East to $3.00 per share. In addition, East revised the provision regarding the size of the Board to provide that the size would be five members or seven members as determined after the closing of the transaction with East having the right to designate two persons for nomination to the Board.

On October 10, 2018, the Strategic Committee held a telephonic meeting, with Company Management, representatives of KBW and representatives of Hodgson Russ present at the invitation of the Strategic Committee. Representatives of KBW and Company Management provided an update on the status of negotiations with East, including the revisions to the prior transaction proposal as set forth in the Updated East Letter of Intent and reported that East was unwilling to agree to a “go shop” period as part of the transaction. The Strategic Committee discussed the Updated Party A Letter of Intent, but ultimately determined that the execution risks associated with the proposed transaction with Party A did not outweigh the enhanced financial terms as set forth in the Updated Party A Letter of Intent. The Strategic Committee also discussed the fact the Company has made numerous public statements that it was willing to consider potential transactions, and therefore determined that it was willing to proceed without a “go shop” period in the transaction agreement. At the completion of the meeting, the Strategic Committee determined to recommend approval of the Updated East Letter of Intent to the Board at the meeting to be held on October 11, 2018.

On October 11, 2018, the Board held an in-person meeting, with Company Management, representatives of KBW and representatives of Hodgson Russ present at the invitation of the Board. Representatives of KBW and Company Management provided an update on the status of negotiations with East to the full Board, including the revisions to the prior transaction proposal as set forth in the Updated East Letter of Intent. The members of the Strategic Committee discussed the negotiation process and their recommendation to approve the Updated East Letter of Intent. After a discussion by the Board, with input from representatives of KBW and representatives of Hodgson Russ, regarding the terms of the Updated East Letter of Intent, the Board approved the Updated East Letter of Intent and directed Company Management to finalize negotiation of the terms of the Updated East Letter of Intent, including providing for a maximum 60-day exclusivity period, and, upon being finalized, execute the Updated East Letter of Intent.

On October 12, 2018, Company Management sent a revised draft of the Updated East Letter of Intent to East, which, among other changes, shortened the exclusivity period to 60 days.

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On October 31, 2018, representatives of East sent a further revised draft of the Updated East Letter of Intent to the Company in which they proposed a 90-day exclusivity period.

On November 6, 2018, a revised draft of the Updated East Letter of Intent was exchanged in which the parties agreed to set the exclusivity period to expire on December 31, 2018 with an automatic 30-day extension period if, as of such date, the parties were working in good faith towards the execution of definitive agreements with respect to the transaction. East and the Company then each executed the Updated East Letter of Intent.

On November 9, 2018, Company Management, representatives of Hodgson Russ, representatives of East and representatives of Eversheds Sutherland held a telephonic meeting to discuss documentation preparation responsibilities based upon the executed Updated East Letter of Intent, transaction structuring issues and a transaction timeline.

On November 21, 2018, representatives of the Company presented a questionnaire to be completed by the Adviser pursuant to Section 15(c) of the 1940 Act (the “15(c) Questionnaire”) for use by the Board in connection with its evaluation of the Adviser’s capacity and capabilities to serve as the investment adviser for the Company.

On November 26, 2018, representatives of Eversheds Sutherland delivered a draft of the Stock Purchase Agreement to the Company and Hodgson Russ.

On November 27, 2018, representatives of Eversheds Sutherland delivered an initial due diligence request list to the Company and Hodgson Russ. Responses to such request were subsequently delivered to Eversheds Sutherland by the Company and Hodgson Russ during December 2018 and January 2019.

On November 28, 2018, representatives of Eversheds Sutherland delivered a draft of the Administration Agreement to the Company and Hodgson Russ.

On November 29, 2018, representatives of DLA Piper LLP (US) (“DLA Piper”), as outside legal counsel to the Adviser, delivered a draft of the Investment Management Agreement to the Company and Hodgson Russ.

On November 30, 2018, representatives of Hodgson Russ delivered a revised draft of the Investment Management Agreement to DLA Piper and the Adviser, which included proposed revised terms on the calculation of the incentive-based fees that would be payable to the Adviser.

On December 3, 2018, representatives of Hodgson Russ delivered a revised draft of the Stock Purchase Agreement to Eversheds Sutherland and East.

On December 4, 2018, representatives of Hodgson Russ and representatives of DLA Piper held a telephonic conference call to discuss Hodgson Russ’ proposed revisions to the Investment Management Agreement, including revisions to the calculation of the incentive fees payable to the Adviser under the Investment Management Agreement.

On December 5, 2018, representatives of Hodgson Russ delivered a revised draft of the Administration Agreement to Eversheds Sutherland, East and the Adviser.

On December 10, 2018, representatives of DLA Piper delivered a revised draft of the Investment Management Agreement to the Company and Hodgson Russ. In addition, on December 10, 2018, representatives of Eversheds Sutherland delivered a revised draft of the Administration Agreement and an initial draft of the Shareholder Agreement to the Company and Hodgson Russ.

On December 12, 2018, Dansa, D’Arata Soucia LLP, as advisors to the Company, delivered summary memorandums describing the terms and providing other financial information regarding each of the loans and other securities proposed to be contributed by East to the Company as a portion of the consideration payable by East in the Stock Purchase Transaction. Company Management delivered each of these summary memorandums to the Board for its review.

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On December 13, 2018, representatives of Hodgson Russ delivered a revised draft of the Investment Advisory Agreement to DLA Piper and the Adviser and delivered a revised draft of the Administration Agreement and the Shareholder Agreement to Eversheds Sutherland, East and the Adviser.

On December 17, 2018, the Board, with Company Management, representatives of KBW and representatives of Hodgson Russ in attendance at the invitation of the Board, held an in-person meeting to review in detail the then-proposed terms of the Stock Purchase Agreement, the Investment Management Agreement and the Administration Agreement. During this meeting, representatives of Hodgson Russ discussed the standard of conduct and the information to be reviewed by the Board, including the 15(c) Questionnaire and accompanying information, in connection with the Board’s evaluation of the Investment Management Agreement and consideration of the approval of the Adviser to serve as investment adviser to the Company. Representatives of KBW discussed the financial aspects of the proposed Stock Purchase Transaction on a preliminary basis. After the completion of this review, representatives of East and the Adviser were invited into the meeting and made an in-person presentation to the Board regarding their background and the business case for the Stock Purchase Transaction and the Externalization Transaction.

On December 21, 2018, representatives of Eversheds Sutherland delivered a draft of a completed 15(c) Questionnaire and a revised draft of the Administration Agreement to the Company and Hodgson Russ.

On December 28, 2018, representatives of Hodgson Russ and Company Management held an in-person meeting to review the draft 15(c) Questionnaire and related materials provided by the Adviser and to discuss open business and legal issues in the Administration Agreement and the Investment Management Agreement.

On January 2, 2019, representatives of Eversheds Sutherland delivered a revised draft of the Stock Purchase Agreement and the Shareholder Agreement to the Company and Hodgson Russ.

On January 3, 2019, representatives of Hodgson Russ delivered a list of comments and questions on the draft 15(c) Questionnaire to Eversheds Sutherland.

On January 7, 2019, representatives of Hodgson Russ and representatives of Eversheds Sutherland held a telephonic meeting to discuss Hodgson Russ’ previously circulated comments and questions on the draft 15(c) Questionnaire.

On January 13, 2019, representatives of the Company delivered a list of open business and legal issues with respect to the Stock Purchase Agreement, the Shareholder Agreement, the Investment Management Agreement and the Administration Agreement to East, the Adviser and Eversheds Sutherland.

On January 14, 2019, Company Management, representatives of Hodgson Russ, representatives of East, representatives of the Adviser and representatives of Eversheds Sutherland held a telephonic meeting to discuss the list of open business and legal issues with respect to the Stock Purchase Agreement, the Shareholder Agreement, the Investment Management Agreement and the Administration Agreement.

On January 16, 2019, representatives of Hodgson Russ delivered revised drafts of the Stock Purchase Agreement, the Shareholder Agreement and the Administration Agreement to East, the Adviser and Eversheds Sutherland.

On January 17, 2019, Eversheds Sutherland delivered an updated 15(c) Questionnaire to the Company and Hodgson Russ.

In the morning of January 18, 2019, the Strategic Committee held a telephonic meeting with Company Management and representatives of Hodgson Russ to discuss the open business and legal issues with respect to the Stock Purchase Agreement, the Shareholder Agreement, the Investment Management Agreement and the Administration Agreement.

In the afternoon of January 18, 2019, representatives of Eversheds Sutherland delivered a list of open business and legal issues with respect to the Stock Purchase Agreement and the Shareholder Agreement and revised drafts of the Stock Purchase Agreement, the Shareholder Agreement and the Administration Agreement to the Company and Hodgson Russ.

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In the morning of January 22, 2019, representatives of Hodgson Russ delivered an updated list of open business and legal issues with respect to the Stock Purchase Agreement and the Shareholder Agreement to East and Eversheds Sutherland. In the afternoon of January 22, 2019, representatives of Eversheds Sutherland delivered responses to each of the items included on the updated list of open business and legal issues back to the Company and Hodgson Russ.

In the morning of January 23, 2019, representatives of Hodgson Russ and Company Management held a telephonic meeting in which the responses to the updated list of open business and legal issues were reviewed. In the afternoon of January 23, 2019, representatives of Hodgson Russ delivered updated drafts of the Stock Purchase Agreement, the Shareholder Agreement and the Administration Agreement to Eversheds Sutherland, the Adviser and East, and representatives of DLA Piper delivered an updated draft of the Investment Management Agreement to Hodgson Russ and the Company. In addition, on January 23, 2019, Eversheds Sutherland delivered a final completed 15(c) Questionnaire to the Company and Hodgson Russ.

In the morning of January 24, 2019, the Strategic Committee held a telephonic meeting with Company Management and representatives of Hodgson Russ to discuss the resolution of the open business and legal issues with respect to the Stock Purchase Agreement, the Shareholder Agreement, the Investment Management Agreement and the Administration Agreement.

In the afternoon of January 24, 2019, the Board held an in-person meeting, with Company Management, representatives of KBW and Hodgson Russ in attendance at the invitation of the Board, to consider approval of the Stock Purchase Agreement, the Shareholder Agreement, the Investment Management Agreement and the Administration Agreement, and to consider whether to approve those agreements and the transactions contemplated thereby, including the Amendment to the Certificate of Incorporation. At this meeting, KBW reviewed the financial aspects of the proposed Stock Purchase Transaction and rendered an opinion to the Board to the effect that, as of such date and subject to the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW as set forth in such opinion, the consideration of $3.00 per share of Common Stock to be received in the Stock Purchase Transaction was fair, from a financial point of view, to the Company.

Later during the Board meeting of January 24, 2019, representatives of Hodgson Russ reiterated the applicable standard of conduct, fiduciary duties and the responsibilities of the Board before providing an overview of the Stock Purchase Agreement, the Shareholder Agreement, the Investment Management Agreement and the Administration Agreement, including a summary of the key terms and closing conditions in each, the interaction of the agreements and related matters. Representatives of Hodgson Russ also assisted the Board in reviewing the final completed 15(c) Questionnaire. After further discussion and deliberation, the Board unanimously determined that the Stock Purchase Agreement, the Investment Management Agreement, the Shareholder Agreement and the Administration Agreement and the transactions contemplated thereby and the Amendment to the Certificate of Incorporation were advisable and in the best interests of the Company and the Shareholders and unanimously voted to approve the Stock Purchase Agreement, the Investment Advisory Agreement, the Shareholder Agreement and the Administration Agreement and the transactions contemplated thereby and the Amendment to Certificate of Incorporation, and to recommend that the Shareholders approve (i) the Sale Below NAV Proposal, (ii) the Nasdaq Proposal, (iii) the Investment Management Agreement Proposal, (iv) the Certificate of Incorporation Amendment Proposal and (v) the Adjournment Proposal, and directed that the relevant matters be submitted to the Shareholders for approval and adoption at a special meeting of Shareholders together with the Board’s recommendation that the Shareholders approve those matters.

In the early evening of January 24, 2019, following the meeting of the Board, the Stock Purchase Agreement was circulated in final form, with the final form of each of the Shareholder Agreement, the Administration Agreement and the Investment Management Agreement attached thereto as exhibits, by representatives of Hodgson Russ to the Company, East and Eversheds Sutherland. Thereafter, later in the evening of January 24, 2019, the Company and East executed the Stock Purchase Agreement.

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On the morning of January 25, 2019, prior to the opening of trading markets, the Company issued a press release announcing the Transactions.

Reasons for the Transactions

In recommending that the Shareholders approve (i) the Sale Below NAV Proposal, (ii) the Nasdaq Proposal, (iii) the Investment Management Agreement Proposal, (iv) the Certificate of Incorporation Amendment Proposal, and (v) the Adjournment Proposal, the Board considered the terms of the Stock Purchase Agreement, the Investment Management Agreement, the Administration Agreement and the other transactions and agreements relating thereto, as well as a range of other potential strategic alternatives and proposals. As part of its evaluation, the Board considered the financial terms, risks, timing and uncertainties of other potential strategic alternatives and proposals, as well as financial information prepared by the Company’s management. The Board consulted with outside financial and legal advisors and the Company’s management, and considered a number of reasons, including, among others:

●	the Cash Consideration and Contributed Investment Assets with an aggregate value of $25.0 million that will be received as consideration from East in the Stock Purchase Transaction;

●	the contribution of the Contributed Investment Assets to the Company increases the total assets under management by the Company, thereby diversifying the Company’s investment portfolio and increasing the Company’s scale;

●	the Contributed Investment Assets primarily consist of income producing debt investments that will increase the income producing portion of the Company’s investment portfolio consistent with the shift in the Company’s investment strategy towards investing in more interest-yielding debt securities;

●	the Externalization Transaction will provide for the management of the Company’s investment portfolio by an external investment adviser with the experience, analytical capabilities and access to resources that the Board believes will enhance the Company’s access to investment opportunities and investment decision process;

●	the administration of the Company by the Adviser, in its capacity as investment adviser and administrator to the Company, under the Investment Management Agreement and the Administration Agreement, respectively, is anticipated to reduce the Company’s expense-to-asset ratio;

●	the Transactions, taken as a whole, will help accelerate the shift in the Company’s investment strategy towards investing in more interest-yielding debt securities;

●	the Company intends for the Shareholders (including East) to receive the Special Dividend after the Closing of the Transactions and, contingent upon meeting certain tax related conditions, the Company and Rand SBIC expect to elect to be taxed as RICs for U.S. federal tax purposes;

●	the price per share of Common Stock to be sold to East under the Stock Purchase Transaction of $3.00 per share represents a 33% premium per share over the closing price of Common Stock on January 24, 2019 (the trading day immediately prior to the announcement of the Transactions);

●	each of the members of the Board, including a majority of the independent directors thereof, has approved the Investment Management Agreement, with entry into the Investment Management Agreement by the Company conditioned on approval thereof by the Shareholders and the consummation of the Transactions;

●	the Board perceived the Transactions as providing better value to the Shareholders and greater certainty of completion than the other strategic alternatives evaluated by the Board;

●	the Company’s management has consistently stated during the Company’s earnings calls and in other public comments and communications to investors that the Company was continuing to evaluate potential alternatives and was willing to consider pursuing potential transactions as they may arise;

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●	the financial presentation, dated January 24, 2019, of KBW to the Board and the opinion, dated January 24, 2019, of KBW to the Board as to the fairness, from a financial point of view and as of the date of the opinion, to the Company of the consideration of $3.00 per share of Common Stock to be received in the Stock Purchase Transaction, as more fully described below under “Opinion of the Company’s Financial Advisor;”

●	the Stock Purchase Agreement, the Investment Management Agreement and the Administration Agreement each have customary terms and were the product of extensive arm’s-length negotiations by the Company with the assistance of its outside advisors;

●	East has provided a representation in the Stock Purchase Agreement that it has sufficient immediately available funds in cash or cash equivalents or availability under lines of credit to enable it to pay the Cash Consideration due at the Closing and any other amounts due to be paid by East under the Stock Purchase Agreement;

●	under the Stock Purchase Agreement, the Board’s ability to change its recommendation to Shareholders in certain circumstances, subject to East’s ability to propose adjustments to the terms and conditions of the Stock Purchase Agreement that may convince the Board not to change its recommendation, and subject to East’s right to terminate the Stock Purchase Agreement following such change in recommendation and to collect a Termination Fee of up to $750,000;

●	under the Stock Purchase Agreement, the Board’s ability to engage in discussions regarding, and ultimately accept, a Superior Proposal (as defined below) subject to East’s ability to match such Superior Proposal and subject to paying a Termination Fee of up to $750,000;

●	under the Stock Purchase Agreement, the aggregate maximum amount of the Termination Fee payable by the Company is 3.0% of the aggregate consideration to be paid to the Company by East under the Stock Purchase Transaction, which amount the Board believed was reasonable in light of, among other matters, the benefits of the Stock Purchase Transaction to the Company and the Shareholders, the typical size of the termination fees in similar transactions and the likelihood that a fee of such size would not be a meaningful deterrent to competing acquisition proposals; and

●	the Shareholders could experience future appreciation in the value of the Common Stock if the Adviser is able to successfully manage the Company.

In the course of reaching the determinations and decisions and making the recommendation described above, the Board considered the risks and potentially negative items relating to the Transactions, including the following material items (which are not necessarily presented in order of relative importance or significance):

●	the possibility that the consummation of the Transactions may be delayed or not occur at all, and the possible significant adverse impact that such event would have on the Company and its business;

●	the restrictions on the conduct of the Company’s business during the period between execution of the Stock Purchase Agreement and the Closing, which may delay or prevent the Company from undertaking business opportunities that may arise during such time which, absent the Stock Purchase Agreement, the Company might otherwise have pursued;

●	the disruption to the Company’s business that resulted from the negotiation of the Stock Purchase Agreement and the Investment Management Agreement and the potential disruption that may result from announcement of the Transactions and the resulting distraction of management’s attention from day-to-day operation of the business;

●	the potential negative effect of the pendency of the Transactions on the Company’s business, including uncertainty about the effect of the Transactions on the Company’s business partners and other parties, which may impair the Company’s ability to retain and motivate key personnel, and could cause business partners, the Company’s portfolio companies and others to seek to change existing business relationships with the Company;

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●	under the terms of the Stock Purchase Agreement, the Company is unable to actively solicit other acquisition proposals during the pendency thereof or to engage in discussions with parties that make unsolicited acquisition proposals;

●	the Company will be required to pay the Termination Fees to East if the Stock Purchase Agreement is terminated under certain circumstances, including if the Stock Purchase Agreement is terminated in connection with an adverse recommendation change by the Board or as a result of the Company materially violating the “non-solicitation” or “no-shop” covenants thereof, or in the event the Board desires to accept an Superior Proposal from a third party;

●	some of the Company’s officers and employees may be deemed to have interests in the Transactions that are different from, or in addition to, the interests of Shareholders generally; and

●	the items described in the section of this proxy statement captioned “Risk Factors.”

The foregoing discussion of reasons considered by the Board contains the material reasons considered by the Board, but is not in any way intended to be exhaustive. In light of the variety of reasons considered in connection with its evaluation of the Transactions, the Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific reasons considered in reaching its determinations and recommendations. Each member of the Board applied his own business judgment to the process and may have given different weight to different reasons. The Board did not undertake to make any specific determination as to whether any reason or any particular aspect of a reason supported or did not support their ultimate determination. The Board based its respective recommendations on the totality of the information presented.

Resolutions approving the Stock Purchase Agreement, the Investment Management Agreement, the Administration Agreement, the Shareholder Agreement, the Amendment to the Certificate of Incorporation and the transactions contemplated thereby were unanimously approved by the Board, including its independent directors, on January 24, 2019.

Opinion of the Company’s Financial Advisor

The Company engaged KBW to render financial advisory and investment banking services to the Company, including an opinion to the Board as to the fairness, from a financial point of view, to the Company of the consideration to be received in the Stock Purchase Transaction. The Company selected KBW because KBW is a nationally recognized investment banking firm with substantial experience in transactions similar to the Stock Purchase Transaction. As part of its investment banking business, KBW is regularly engaged in the valuation of securities of BDCs in connection with mergers and acquisitions.

As part of its engagement, representatives of KBW attended the meeting of the Board held on January 24, 2019 at which the Board evaluated the Stock Purchase Transaction. At this meeting, KBW reviewed the financial aspects of the Stock Purchase Transaction and rendered an opinion to the effect that, as of such date and subject to the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW as set forth in such opinion, the consideration of $3.00 per share of Common Stock to be received in the Stock Purchase Transaction was fair, from a financial point of view, to the Company. The Board approved the Stock Purchase Agreement at this Board meeting.

The description of KBW’s opinion in this proxy statement is qualified in its entirety by reference to the full text of the opinion, which is attached as Appendix F to this proxy statement and is incorporated herein by reference, and describes the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW in preparing the opinion.

KBW’s opinion speaks only as of the date of the opinion. The opinion was for the information of, and was directed to, the Board (in its capacity as such) in connection with its consideration of the financial terms of the Stock Purchase Transaction. The opinion addressed only the fairness, from a financial point of view, of the consideration of $3.00 per share of Common Stock to be received in the Stock Purchase Transaction to the Company. It did not address the underlying business decision of the Company to engage in the Stock Purchase Transaction or enter into the Stock Purchase Agreement or constitute a recommendation to the Board in connection with the Stock Purchase Transaction, and it does not constitute a recommendation to any Shareholder or any shareholder of any other entity as to how to vote or act in connection with the Stock Purchase Transaction, the Externalization Transaction or any other matter (including what election any holder of Common Stock should make in the Special Dividend, if it occurs, with respect to Common Stock or cash).

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KBW’s opinion was reviewed and approved by KBW’s fairness opinion committee in conformity with its policies and procedures established under the requirements of Rule 5150 of the Financial Industry Regulatory Authority.

In connection with the opinion, KBW reviewed, analyzed and relied upon material bearing upon the financial and operating condition of the Company and bearing upon the Stock Purchase Transaction, including, among other things:

●	a draft of the Stock Purchase Agreement, dated January 23, 2019 (the most recent draft then made available to KBW);

●	the Annual Report on Form 10-K for the year ended December 31, 2017 of the Company, including the audited financial statements contained therein;

●	the Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2018, June 30, 2018 and September 30, 2018 of the Company, including the unaudited quarterly financial statements contained therein;

●	certain other interim reports and other communications of the Company to the Shareholders; and

●	other financial information concerning the business and operations of the Company that were furnished to KBW by the Company or that KBW was otherwise directed to use for purposes of its analysis.

KBW’s consideration of financial information and other factors that it deemed appropriate under the circumstances or relevant to its analyses included, among others, the following:

●	the historical and current financial position and results of operations of the Company;

●	the assets and liabilities of the Company;

●	the nature and terms of certain merger transactions and business combinations in the BDC industry; and

●	a comparison of certain financial and stock market information of the Company with similar information for certain other companies, the securities of which were publicly traded.

KBW also performed such other studies and analyses as it considered appropriate and took into account its assessment of general economic, market and financial conditions and its experience in other transactions, as well as its experience in securities valuation and knowledge of the BDC industry generally. KBW also participated in discussions with the Company management regarding the past and current business operations, financial condition and future prospects of the Company and such other matters as KBW deemed relevant to its inquiry. KBW was not requested to, and did not, assist the Company with soliciting indications of interest from third parties other than East and another party regarding a potential transaction with the Company.

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In conducting its review and arriving at its opinion, KBW relied upon and assumed the accuracy and completeness of all of the financial and other information that was provided to it or that was publicly available and did not independently verify the accuracy or completeness of any such information or assume any responsibility or liability for such verification, accuracy or completeness. In connection with its opinion, KBW did not perform any financial analyses to estimate the value of the Company’s existing investment assets or the Contributed Investment Assets, and KBW expressed no opinion as to the stated fair value of the Company’s existing investment assets as determined by Company management as of September 30, 2018 or the Contributed Investment Assets Fair Value as would be determined pursuant to the Stock Purchase Agreement. KBW did not rely upon a liquidation analysis for purposes of its opinion. The Company advised KBW that the fair value of its existing investment assets (the Company advised KBW that “fair value” was defined under the applicable accounting rules as the price that would be received to sell an asset in an orderly transaction between market participants on the measurement date) was not the same as the likely realizable value of those investment assets in a liquidation scenario where those assets would not be held to maturity or otherwise but would be sold immediately or over a relatively short period of time. Specifically, the Company advised KBW that: (i) all of the Company’s investment assets as of September 30, 2018 consisted of private securities of small or development stage companies that were not publicly traded and for which no orderly market existed; (ii) there was necessarily significant subjectivity and uncertainty involved in determining the fair value of investments for which there was no orderly market; (iii) in a liquidation scenario, there might be few or no independent, willing and able buyers for the Company’s investment assets; and (iv) as a result, the likely realizable value of the Company’s investment assets in a liquidation scenario at any measurement date, including giving effect to estimated costs to be incurred by the Company in connection with a liquidation and applying a reasonable discount rate to present value sale proceeds assumed to be received in the future, could be significantly below the value of those investment assets determined on a fair value basis at that same measurement date. Given this, the Company advised KBW that at September 30, 2018, the likely realizable value of its investment assets in a liquidation scenario, if determined and given effect as of that date, could reasonably be expected to result in a NAV per share of the Company of less than $3.00 per share. In addition, at the direction of the Company’s management and with the consent of the Board, KBW did not rely upon a dividend discount analysis for purposes of its opinion given that the Company’s management did not furnish to KBW financial and operating forecasts and projections of the Company that provided a reasonable basis upon which KBW could perform such analysis.

KBW assumed that there were no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of the Company since the date of the last financial statements of the Company that were made available to KBW and that KBW was directed to use. In rendering its opinion, KBW did not make or obtain any evaluations or appraisals or physical inspection of the property, assets or liabilities (contingent or otherwise) of the Company or of or relating to any of the Contributed Investment Assets, the collateral securing any of such assets or liabilities, or the collectability of any such assets, nor did KBW examine any individual loan or credit files, nor did it evaluate the solvency, financial capability or fair value of the Company under any state or federal laws, including those relating to bankruptcy, insolvency or other matters. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies or assets may actually be sold. Because such estimates are inherently subject to uncertainty, KBW assumed no responsibility or liability for their accuracy.

KBW assumed, in all respects material to its analyses:

●	the Stock Purchase Transaction would be completed substantially in accordance with the terms set forth in the Stock Purchase Agreement (the final terms of which KBW assumed would not differ in any respect material to its analyses from the draft version of the Stock Purchase Agreement that was reviewed by KBW and referred to above) with no adjustments to the transaction consideration (including the allocation thereof between the Contributed Investment Assets and the Cash Consideration);

●	the representations and warranties of each party in the Stock Purchase Agreement and in all related documents and instruments referred to in the Stock Purchase Agreement were true and correct;

●	each party to the Stock Purchase Agreement or any of the related documents would perform all of the covenants and agreements required to be performed by such party under such documents;

●	there were no factors that would delay or subject to any adverse conditions, any necessary regulatory or governmental approval for the Stock Purchase Transaction and that all conditions to the completion of the Stock Purchase Transaction would be satisfied without any waivers or modifications to the Stock Purchase Agreement or any of the related documents; and

●	in the course of obtaining the necessary regulatory, contractual, or other consents or approvals for the transaction, no restrictions, including any divestiture requirements, termination or other payments or amendments or modifications, would be imposed that would have a material adverse effect on the future results of operations or financial condition of the Company or the contemplated benefits of the Stock Purchase Transaction.

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For purposes of KBW’s opinion, no effect was given to the Externalization Transaction, the intended Special Dividend, if any, or any aspect, implication or effect thereof, including the planned RIC Election. KBW assumed that the Stock Purchase Transaction would be consummated in a manner that complied with the applicable provisions of the Securities Act of 1933, as amended, the Exchange Act, and all other applicable federal and state statutes, rules and regulations and the governing organizational documents of the Company. KBW was further advised by representatives of the Company that the Company relied upon advice from its advisors (other than KBW) or other appropriate sources as to all legal, financial reporting, tax, accounting and regulatory matters with respect to the Company, the Stock Purchase Transaction and any related transactions (including the Externalization Transaction and the intended Special Dividend), and the Stock Purchase Agreement. KBW did not provide advice with respect to any such matters.

KBW’s opinion addressed only the fairness, from a financial point of view, as of the date of such opinion, to the Company of the $3.00 per share consideration in the Stock Purchase Transaction. KBW expressed no view or opinion as to any other terms or aspects of the Stock Purchase Transaction or any term or aspect of any related transaction (including the Externalization Transaction or the intended Special Dividend), including without limitation, the form or structure of the Stock Purchase Transaction (including the form of the Stock Purchase Transaction consideration or the allocation thereof between the Contributed Investment Assets and the Cash Consideration) or any such related transaction, any consequences of the transaction to the Company, its Shareholders, creditors or otherwise (including the ownership dilution to existing holders of the Common Stock), or any terms, aspects, merits or implications of any agreements, arrangements or understandings contemplated or entered into in connection with the transaction, any such related transaction, or otherwise. KBW’s opinion was necessarily based upon conditions as they existed and could be evaluated on the date of such opinion and the information made available to KBW through such date. Developments subsequent to the date of KBW’s opinion may have affected, and may affect, the conclusion reached in KBW’s opinion and KBW did not and does not have an obligation to update, revise or reaffirm its opinion. KBW’s opinion did not address, and KBW expressed no view or opinion with respect to:

●	the underlying business decision of the Company to engage in the Stock Purchase Transaction or any related transaction or enter into the Stock Purchase Agreement;

●	the relative merits of the Stock Purchase Transaction or any related transaction as compared to any strategic alternatives that are, have been or may be available to or contemplated by the Company or the Board;

●	any business, operational or other plans with respect to the Company that might be contemplated by the Company or the Board or that might be implemented by the Company or the Board subsequent to the Closing (including, without limitation, the Externalization Transaction or the planned RIC Election);

●	the fairness of the amount or nature of any compensation to any of the Company’s officers, directors or employees, or any class of such persons, relative to the Purchase Price;

●	the effect of the Stock Purchase Transaction or any related transaction on holders of any class of securities of the Company or any other party to any transaction contemplated by the Stock Purchase Agreement;

●	any election by Shareholders to receive the Common Stock or cash in the Special Dividend, if it occurs, or the actual allocation among such holders between the Common Stock and cash;

●	the actual value of the Common Stock to be issued in connection with the Stock Purchase Transaction or, if it occurs, the Special Dividend;

●	the prices, trading range or volume at which the Common Stock would trade following the public announcement of the Transactions or following the Closing or the prices at which any of the Contributed Investment Assets may be sold at any time;

●	any fees or other terms of the Investment Management Agreement;

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●	any advice or opinions provided by any other advisor to any of the parties to the Transactions or any other transaction contemplated by the Transactions; or

●	any legal, regulatory, accounting, tax or similar matters relating to the Company, any of the Shareholders, or relating to or arising out of or as a consequence of the Transactions or any transaction related thereto, including whether or not the Company and Rand SBIC would qualify as RICs for U.S. federal income tax purposes following the Transaction, the intended Special Dividend and the Externalization Transaction.

In performing its analyses, KBW made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, which are beyond the control of KBW and the Company. Any estimates contained in the analyses performed by KBW are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by these analyses. Additionally, estimates of the value of businesses or securities do not purport to be appraisals or to reflect the prices at which such businesses or securities might actually be sold. Accordingly, these analyses and estimates are inherently subject to substantial uncertainty. In addition, the KBW opinion was among several factors taken into consideration by the Board in making its determination to approve the Stock Purchase Agreement and the Stock Purchase Transaction. Consequently, the analyses described below should not be viewed as determinative of the decision of the Board with respect to the fairness of the consideration in the Stock Purchase Transaction. The type and amount of consideration payable in the Stock Purchase Transaction were determined through negotiation between the Company and East, and the decision of the Company to enter into the Stock Purchase Agreement was solely that of the Board.

The following is a summary of the material financial analyses presented by KBW to the Board in connection with its opinion. The summary is not a complete description of the financial analyses underlying the opinion or the presentation made by KBW to the Board, but summarizes the material analyses performed and presented in connection with such opinion. The financial analyses summarized below include information presented in tabular format. The tables alone do not constitute a complete description of the financial analyses. The preparation of a fairness opinion is a complex analytic process involving various determinations as to appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. In arriving at its opinion, KBW did not attribute any particular weight to any analysis or factor that it considered, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, KBW believes that its analyses and the summary of its analyses must be considered as a whole and that selecting portions of its analyses and factors or focusing on the information presented below in tabular format, without considering all analyses and factors or the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the process underlying its analyses and opinion.

For purposes of the financial analyses summarized below, no effect was given to the Externalization Transaction, the intended Special Dividend, if any, or any aspect, implication or effect thereof, including the RIC Election.

Selected Public Companies Analysis – BDCs with Market Capitalization less than $300 Million. Using publicly available information, KBW compared the market performance of the Company to 25 selected publicly-traded internally and externally managed BDCs with market capitalization less than $300 million.

The selected companies were as follows:

TriplePoint Venture Growth BDC Corp.	KCAP Financial, Inc.
WhiteHorse Finance, Inc.	Capitala Finance Corp.
Solar Senior Capital Ltd.	GSV Capital Corp.
Oaktree Strategic Income Corporation	Garrison Capital Inc.
Gladstone Capital Corporation	Firsthand Technology Value Fund, Inc.
Monroe Capital Corporation	Alcentra Capital Corporation
Stellus Capital Investment Corporation	CM Finance Inc.

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THL Credit, Inc.	Great Elm Capital Corp.
MVC Capital, Inc.	Harvest Capital Credit Corporation
Saratoga Investment Corp.	180 Degree Capital Corp.
Medley Capital Corporation	Equus Total Return, Inc.
OFS Capital Corporation	OHA Investment Corporation
Horizon Technology Finance Corporation

To perform this analysis, KBW used market price information as of January 22, 2019 and reported NAV per share data as of the end of the most recent completed quarterly period available (which in the case of the Company was September 30, 2018). KBW also used 2019 earnings per share (“EPS”) estimates taken from consensus “street estimates” of the selected companies.

KBW’s analysis showed, among other things, the following concerning the market performance of the Company and the selected companies (excluding the impact of the 2019 EPS multiples for five of the selected companies, which multiples were considered to be not meaningful (“NM”)):

					Selected Companies
	The Company		Minimum		25th Percentile		Median		Average		75th Percentile		Maximum
Price / NAV Per Share	0.47	x	0.45	x	0.60	x	0.72	x	0.75		0.90	x	1.00	x
Price / 2019 Estimated EPS	NM		5.0	x	7.4	x	8.4	x	8.5	x	9.6	x	12.3	x

KBW then applied the minimum and median price-to-NAV per share multiples of the selected companies to the reported NAV per share of the Company as of September 30, 2018. This analysis indicated a range of the implied value per share of Common Stock of $2.18 to $3.48, as compared to the $3.00 per share consideration in the Stock Purchase Transaction.

No company used as a comparison in the above selected companies analysis is identical to the Company. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.

Selected Public Companies Analysis – Total Return BDCs. Using publicly available information, KBW compared the market performance of the Company to four selected publicly-traded BDCs that do not issue dividends, but seek to return value to shareholders through realized gains from their portfolio’s equity investments.

The selected companies were as follows:

GSV Capital Corp.	180 Degree Capital Corp.
Firsthand Technology Value Fund, Inc.	Equus Total Return

To perform this analysis, KBW used market price information as of January 22, 2019 and reported NAV per share data as of the end of the most recent completed quarterly period available (which in the case of the Company was September 30, 2018). KBW also used 2019 EPS estimates taken from consensus “street estimates” of the selected companies.

KBW’s analysis showed, among other things, the following concerning the market performance of the Company and the selected companies (excluding the impact of the 2019 EPS multiples for three of the selected companies, which multiples were considered to be not meaningful):

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			Selected Companies
	The Company		Minimum		25th Percentile		Median		Average		75th Percentile		Maximum
Price / NAV Per Share	0.47	x	0.45	x	0.52	x	0.55	x	0.57	x	0.59	x	0.72	x
Price / 2019 Estimated EPS	NM		5.0	x	5.0	x	5.0	x	5.0	x	5.0	x	5.0	x

KBW then applied the 25th percentile and 75th percentile price-to-NAV per share multiples of the selected companies to the reported NAV per share of the Company as of September 30, 2018. This analysis indicated a range of the implied value per share of Common Stock of $2.52 to $2.85, as compared to the $3.00 per share consideration in the Stock Purchase Transaction.

No company used as a comparison in the above selected companies analysis is identical to the Company. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.

Selected Transactions Analysis. KBW reviewed publicly available information related to 11 selected acquisitions of BDCs announced since the beginning of 2009.

The selected transactions were as follows:

Acquiror	Acquired Company
Golub Capital BDC, Inc.	Golub Capital Investment Corporation
FS Investment Corporation	Corporate Capital Trust, Inc.
Benefit Street Partners LLC; Barings	Triangle Capital Corporation
CĪON Investment Corporation	Credit Suisse Park View BDC, Inc.
MAST Capital Management LLC; Great Elm Capital Group Inc.	Full Circle Capital Corporation
Ares Capital Corporation	American Capital, Ltd.
PennantPark Floating Rate Capital Ltd.	MCG Capital Corporation
Saratoga Investment Corp.	GSC Investment Corp.
Ares Capital Corporation	Allied Capital Corporation
Prospect Capital Corporation	Patriot Capital Funding, Inc.
Highland Credit Strategies Fund	Highland Distressed Opportunities, Inc.

For each selected BDC transaction, KBW derived the following implied transaction statistics, in each case based on the transaction consideration value paid for the acquired company (including contributions by external managers) and using financial data based on the acquired company’s then latest publicly available financial statements prior to the announcement of the respective transaction (adjusted to reflect announced pre-closing adjustments):

●	Price to reported NAV per share of the acquired company; and

●	Price to latest 12 months net investment income (“LTM NII”)

KBW’s analysis showed, among other things, the following concerning the implied transaction statistics of the selected BDC transactions:

	Selected Transactions
	Minimum		25th Percentile		Median		Average		75th Percentile		Maximum
Price / NAV Per Share	39.4%		50.8%		89.0%		78.9%		100.0%		107.8%
Price / LTM NII	2.21	x	4.63	x	8.18	x	7.98	x	10.79	x	14.30	x

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KBW then applied the minimum and median price-to-NAV per share multiples of the selected transactions to the reported NAV per share of the Company as of September 30, 2018. This analysis indicated a range of the implied value per share of Common Stock of $1.91 to $4.31, as compared to the $3.00 per share consideration in the Stock Purchase Transaction.

KBW separately reviewed an implied transaction multiple for the Stock Purchase Transaction (based on the $3.00 per share consideration in the Stock Purchase Transaction) of 0.62x, the reported NAV per share of the Company as of September 30, 2018. The implied LTM NII multiple for the Stock Purchase Transaction was considered to be not meaningful because the Company’s LTM NII was negative.

No company or transaction used as a comparison in the above selected transaction analysis is identical to the Company or the Stock Purchase Transaction. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.

Miscellaneous. KBW acted as financial advisor to the Company in connection with the proposed transaction and did not act as an advisor to or agent of any other person. As part of its investment banking business, KBW is regularly engaged in the valuation of BDC securities in connection with acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. In the ordinary course of KBW and its affiliates’ broker-dealer businesses, KBW and its affiliates may from time to time purchase securities from, and sell securities, to the Company and East. In addition, as a market maker in securities, KBW and its affiliates may from time to time have a long or short position in, and buy or sell, debt or equity securities of the Company for its and their own respective accounts and for the accounts of its and their respective customers and clients.

Pursuant to the KBW engagement letter, the Company agreed to pay KBW an aggregate cash fee of $500,000, $200,000 of which became payable with the rendering of KBW’s opinion and the balance of which is contingent upon the Closing. The Company also agreed to reimburse KBW for reasonable and documented out-of-pocket expenses and disbursements incurred in connection with its engagement and to indemnify KBW against certain liabilities relating to or arising out of KBW’s engagement or KBW’s role in connection therewith. Other than in connection with this present engagement, in the two years preceding the date of KBW’s opinion, KBW did not provide investment banking and financial advisory services to the Company. In the two years preceding the date of KBW’s opinion, KBW did not provide investment banking and financial advisory services to East. KBW may in the future provide investment banking and financial advisory services to the Company, East or the Adviser and receive compensation for such services.

Contributed Investment Assets

Under the terms of the Stock Purchase Agreement, a portion of consideration payable to the Company in the Stock Purchase Transaction will consist of the Contributed Investment Assets. The Contributed Investment Assets are comprised of six current investments of East. These Contributed Investment Assets consist of term loans and promissory notes with maturity dates ranging between April 2020 and December 2023 and, with respect to certain of the portfolio companies, also includes equity securities or warrants to acquire equity securities. As of December 31, 2018, the total Contributed Investment Assets Fair Value for the Contributed Investment Assets was determined by the parties to be $13.1 million.

The following table sets forth certain information as of December 31, 2018 for each portfolio company included in the Contributed Investment Assets. Percentages shown below for a class of investment securities represent the percentage of the class owned and do not necessarily represent a voting ownership percentage. Percentages shown for equity securities, other than warrants, represent the actual percentage of the class of security held before dilution. Percentages shown for warrants held represent the percentage of class of security East may acquire, assuming East exercises its warrants before dilution.

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East directly or indirectly owns less than 5% of the outstanding voting securities, and is therefore not deemed to be an affiliate, of each of the portfolio companies listed on the table below. East offers to make significant managerial assistance to certain of East’s portfolio companies. East may also receive rights to observe the meetings of East’s portfolio companies’ boards of directors or other governing bodies.

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity Date	Principal Amount or Quantity	Cost	Fair Value of at December 31, 2018	Interest Receivable Amount at December 31, 2018
AIKG LLC “Andretti” Marietta, GA	Entertainment	Term Note	12.0%	12/28/2023	$2,250,000	$2,250,000	$2,250,000	$0
Filterworks Acquisition USA, LLC	Equipment Distribution ‒Automobile Collision Repair Industry	Subordinated Note	12.0%	12/4/2023	$1,605,000	$1,605,000	$1,607,497	$14,980

“Filterworks” Deerfield Beach, FL		Class A Units	N/A	N/A	562.5 Class A Units (representing a 12% ownership interest in the Class A Units)	$562,500	$562,500	N/A
HDI Acquisition LLC	Signage Manufacturing	Term Loan	12.0%	6/20/2023	$1,200,000	$1,200,000	$1,224,519	$12,589

“Hilton Displays” Greenville, SC		Class A Units	N/A	N/A	30,000 Class A Units (representing a 9% ownership interest in the Class A Units)	$300,000	$300,000	N/A
Mattison Avenue Holdings LLC	Consumer Retail – Beauty Industry	Promissory Note	12.0%	6/9/2022	$1,000,000	$1,000,000	$1,015,920	$10,444

“Mattison” Dallas, TX		Warrant for membership interests	N/A	N/A	Warrant for a 1.43% ownership interest in the membership interests	$45,817	$45,817	N/A
Spinesmith Holdings LLC “Celling Bio” Austin, TX	Healthcare – Medical Devices	Term Note	12.5%	3/15/2022	$1,500,000	$1,500,000	$1,527,155	$16,334
MidGuard Self Storage Greenville LLC	Real Estate – Self Storage	Promissory Note	12.0%	4/21/2020	$3,400,000	$3,400,000	$3,010,082	$0

“MidGuard” Greenville, SC		PIK due at maturity	N/A	4/21/2020	$1,581,418	$0	$1,518,418	N/A

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The above investments were selected as part of a negotiated process between the Company and East in connection with the negotiation and execution of the Stock Purchase Agreement. Investments were initially selected by East based on a number of factors, including the attractiveness of an investment’s risk return profile, its relative liquidity and expected repayment date, the size of the East’s overall holdings in a portfolio company, and the appropriateness of an investment for inclusion in a BDC portfolio based on regulatory and tax considerations. East did not give a greater weight to any of the above factors, but instead viewed all of the factors together as a whole when considering which investments to select for transfer the Company. In addition, each of the above investments was reviewed by Company Management and the Board in connection with its evaluation of the terms of the Stock Purchase Agreement and certain assets were rejected by Company Management, with the assent of the Board, in the course of the negotiations.

Interests of Certain Persons Related to the Company

Shareholders should be aware that the Company’s executive officers and employees may have interests in the Stock Purchase Transaction, the Externalization Transaction and the other transactions described herein that are different from, or in addition to, those of the Shareholders generally.

Upon the Closing of the Transactions, the Company’s current executive officers and employees will terminate their employment with the Company and become employees of the Adviser; however, Allen F. “Pete” Grum will remain as President and Chief Executive Officer of the Company and Daniel P. Penberthy will remain as Executive Vice President and Chief Financial Officer of the Company. Mr. Grum will be retained as President and Chief Executive Officer of the Adviser, and Mr. Penberthy will be retained as Executive Vice President and Chief Financial Officer of the Adviser. Messrs. Grum and Penberthy will also serve as members of the Adviser’s Investment Committee.

Additionally, the Company’s executive officers, employees and directors, to the extent that they remain Shareholders as of the record date for the payment of the intended Special Dividend following the Closing date, will participate in such intended Special Dividend based upon their respective ownership of shares of Common Stock as of such record date.

Closing of the Stock Purchase Transaction

Unless otherwise mutually agreed by the Company and East, the Closing will take place no later than the third business day after the satisfaction or waiver of the latest to occur of the conditions to the Closing (as set forth in the Stock Purchase Agreement and as described in the section of this proxy statement captioned “The Stock Purchase Agreement — Conditions to the Stock Purchase Transaction”), other than conditions that by their nature are to be satisfied at the Closing and subject to the satisfaction or waiver of such conditions.

We currently expect the Closing to occur during the third quarter of 2019. However, the exact timing of the Closing cannot be predicted because it is subject to the satisfaction or waiver of the closing conditions specified in the Stock Purchase Agreement, some of which are outside of our direct control.

Required Regulatory Approvals

The Stock Purchase Transaction will not occur until the following consents of, or actions with respect to, governmental or regulatory authorities have been obtained or completed: (i) approval of the Stock Purchase Transaction by the SBA or receipt of confirmation from the SBA that approval of the Stock Purchase Transaction from the SBA is not required; (ii) registration of the Adviser as an investment adviser under the Advisers Act for purposes of serving as investment adviser to the Company under the Investment Management Agreement; (iii) filing and acceptance of the Amendment with the Department of State of the State of New York; and (iv) satisfaction of applicable requirements of Nasdaq.

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Following the consummation of the Transactions, after declaration and payment of the intended Special Dividend and contingent upon meeting certain other tax-related conditions, the Company expects to elect to be taxed as a RIC for U.S. tax purposes. In order to qualify to make the RIC Election, the Company must, among other things, distribute the Company’s previously undistributed “accumulated earnings and profits” to Shareholders. RIC qualification also requires meeting specified source-of-income and asset diversification requirements. In addition, we must distribute to our Shareholders, in respect of each taxable year, dividends for U.S. federal income tax purposes in an amount generally at least equal to 90% of our “investment company taxable income,” which is generally equal to the sum of our net ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses, determined without regard to any deduction for distributions paid. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our Shareholders.

Other than the approvals listed above, we are unaware of any other material federal, state or foreign regulatory requirements or approvals required for completion of the Stock Purchase Transactions.

Appraisal Rights

Pursuant to the BCL and the Certificate of Incorporation, there are no appraisal or dissenters’ rights that apply to the execution, delivery and performance of the Stock Purchase Agreement or the consummation of the Transactions.

U.S. Federal Income Tax Consequences of the Stock Purchase Transaction

The following discussion is a general summary of the anticipated U.S. federal income tax consequences of the Stock Purchase Transaction to U.S. Shareholders. Its content is based upon the Code, its legislative history, currently applicable and proposed treasury regulations under the Code and published rulings and decisions, all as currently in effect as of the date of this proxy statement, and all of which are subject to change, possibly with retroactive effect. Tax considerations under state, local and non-U.S. laws, or federal laws other than those pertaining to income tax, are not addressed in this proxy statement. This discussion has no binding effect on the IRS or the courts.

The Stock Purchase Transaction is not a Shareholder-level action, and our U.S. and non-U.S. Shareholders, in their capacities as such, are not expected to realize any gain or loss for U.S. federal income tax purposes solely as a result of the Stock Purchase Transaction. In addition, the Company does not expect to recognize income or gain in connection with the Stock Purchase Transaction.

RIC Election

Following the consummation of the Transactions, after declaration and payment of the intended Special Dividend and contingent upon meeting certain other tax-related conditions, the Company expects to elect to be taxed as a RIC for U.S. tax purposes. In order to qualify to make the RIC Election, the Company must, among other things, distribute the Company’s previously undistributed “accumulated earnings and profits” to Shareholders. RIC qualification also requires meeting specified source-of-income and asset-diversification requirements. In addition, we must distribute to our Shareholders, in respect of each taxable year, dividends for U.S. federal income tax purposes in an amount generally at least equal to 90% of our “investment company taxable income,” which is generally equal to the sum of our net ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses, determined without regard to any deduction for distributions paid (the “Annual Distribution Requirement”). As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our Shareholders. Even if we qualify as a RIC, we generally will be subject to corporate-level U.S. federal income tax on our undistributed taxable income and could be subject to U.S. federal excise, state, local and foreign taxes.

In connection with the Company making the RIC Election, the Company expects that Rand SBIC will also make an election to be taxed as a RIC for U.S. federal tax purposes. In order to be eligible to be taxed as a RIC, Rand SBIC must satisfy the source-of-income, asset-diversification, and minimum distribution requirements discussed above. Because a substantial portion of the Company’s assets are held through Rand SBIC, the Company will not be able to satisfy the asset-diversification requirements unless Rand SBIC also qualifies to be taxed as a RIC for U.S. federal tax purposes.

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Assuming that the Company elects to be taxed as, and qualifies to be taxed as, a RIC and satisfies the Annual Distribution Requirement, the Company will not be subject to U.S. federal income tax on the portion of its “investment company taxable income” and net capital gain (which we define as net long-term capital gain in excess of net short-term capital loss) that it timely distribute to Shareholders. Similarly, assuming that Rand SBIC elects to be taxed as a RIC and qualifies to be taxed as a RIC and satisfies the Annual Distribution Requirement, Rand SBIC will also not be subject to U.S. federal income tax on the portion of its “investment company taxable income” and net capital gain (which we define as net long-term capital gain in excess of net short-term capital loss) that it timely distributes to the Company. The Company will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our Shareholders. Rand SBIC will also be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to the Company.

The Company and Rand SBIC, respectively, will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income of RICs unless each distribute in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of its capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which it paid no U.S. federal income tax.

In order to maintain qualification as a RIC for U.S. federal income tax purposes going forward, each of the Company and Rand SBIC must, among other things: (1) meet the Annual Distribution Requirement; (2) qualify to be regulated as a BDC or be registered as a management investment company under the 1940 Act; (3) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or other securities or currencies or other income derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a “qualified publicly-traded partnership” (as defined in the Code); and (4) diversify its holdings so that at the end of each quarter of the taxable year: (a) at least 50% of the value of its assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of its assets or more than 10% of the outstanding voting securities of the issuer (which for these purposes includes the equity securities of a “qualified publicly-traded partnership”); and (b) no more than 25% of the value of its assets is invested in the securities, other than U.S. Government securities or securities of other RICs, (i) of one issuer (ii) of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) of one or more “qualified publicly-traded partnerships.” Because a substantial portion of the Company’s assets consist of its shares in Rand SBIC, the Company will not be eligible to be taxed as a RIC for U.S. federal income tax purposes unless Rand SBIC is eligible to be taxed as a RIC for U.S. federal tax purposes.

Even if the Company and Rand SBIC qualify for taxation as RICs, they will be subject to corporate-level U.S. federal income tax on any unrealized net built-in gains in their respective assets as of the first day they qualify as RICs to the extent that such gains are realized by the Company or Rand SBIC during the five-year period following the first day that they qualify as RICs.

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THE STOCK PURCHASE AGREEMENT

Explanatory Note Regarding the Stock Purchase Agreement

The following summary describes the material provisions of the Stock Purchase Agreement. The descriptions of the Stock Purchase Agreement in this summary and elsewhere in this proxy statement are not complete and are qualified in their entirety by reference to the Stock Purchase Agreement, a copy of which is attached to this proxy statement as Appendix A and incorporated by reference in its entirety into this proxy statement. We encourage you to read the Stock Purchase Agreement carefully and in its entirety because this summary may not contain all the information about the Stock Purchase Agreement that is important to you.

The representations, warranties and covenants of the Company and East contained in the Stock Purchase Agreement have been made solely for the benefit of the parties thereto. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Stock Purchase Agreement, (ii) have been qualified by (a) matters specifically disclosed in the Company’s filings with the SEC filed or furnished since December 31, 2016 and (b) confidential disclosures made in the disclosure schedules delivered in connection with the Stock Purchase Agreement, (iii) are subject to applicable materiality qualifications contained in the Stock Purchase Agreement, which may differ from what may be viewed as material by investors, (iv) were made only as of the date of the Stock Purchase Agreement or such other date as is specified in the Stock Purchase Agreement and (v) have been included in the Stock Purchase Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Accordingly, the Stock Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Stock Purchase Agreement, and not to provide investors with any other factual information regarding the Company or East or their respective businesses. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or East or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Stock Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The representations and warranties in the Stock Purchase Agreement and the description of them in this proxy statement should not be read alone but instead should be read in conjunction with the other information contained in this proxy statement and the other reports, statements and filings the Company files publicly with the SEC.

Purchase Price and Assets Acquired by the Company from East

At the Closing, subject to the provisions of the Stock Purchase Agreement, East will pay the Company the Purchase Price, consisting of the following:

(i)	the Cash Consideration in an amount equal to $25.0 million less the amount of the Contributed Investment Assets Fair Value; plus

(ii)	the Contributed Investment Assets Fair Value, which shall be computed as the fair value of the Contributed Investment Assets, plus (without duplication) the aggregate amount of accrued but unpaid interest (including uncapitalized payment-in-kind interest earned), penalties, fees, charges and other amounts on the Contributed Investment Assets, with the Contributed Investment Assets consisting of:

●	each of the loans and other securities as described on the contributed loan schedule attached to the Stock Purchase Agreement (as described in greater detail in this proxy statement above in “The Stock Purchase Transaction ‒ Contributed Investment Assets”) (the “Contributed Loans” and such schedule of Contributed Loans being the “Contributed Loan Schedule”), including, to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of East under the Contributed Loan Documents (as defined below) against any person or entity, whether known or unknown, arising under, out of, or in connection with the Contributed Loan Documents or in any way based on or related to any of the foregoing;

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●	the credit and financing agreements, guarantees, subordination agreements, Contributed Loan Notes (as defined below), mortgages, deeds of trust, security agreements (including pledge and control agreements), financing statements, intercreditor agreements, and other instruments and documents affecting East’s ownership, economic or other rights with respect to the Contributed Loans or in which East has an interest, relating to each Contributed Loan (the “Contributed Loan Documents”);

●	the original executed promissory notes (or copies, to the extent that only copies of such promissory notes are in East’s possession or control) issued to the order of East, or copies of a “master” note if no such note was issued to East or an allonge endorsing a note in favor of East, evidencing indebtedness owing to East under each Contributed Loan (the “Contributed Loan Notes”);

●	the assets and properties securing payment of outstanding obligations of the borrowers under the Contributed Loan Documents relating to each Contributed Loan (the “Contributed Loan Collateral”);

●	the credit and transaction files of East relating to the Contributed Loans, including Contributed Loan Documents, third party reports, operating statements, financial statements of borrowers of the Contributed Loans, budgets, recent borrowing base, compliance and advance certificates, and all other documents that relate to each Contributed Loans (the “Contributed Loan Files”); and

●	the original (or copies, in the event East is required to retain the original under applicable law) books and records, information, files, records, data, plans, contracts and recorded knowledge of East (in whatever format) to the extent relating to the ownership of the Contributed Investment Assets, but excluding the Contributed Loan Documents, Contributed Loan Files and Contributed Loan Notes, relating to each Contributed Loan (the “Contributed Books and Records”).

The Purchase Price, consisting of the sum of the Cash Consideration and the Contributed Investment Assets Fair Value, will be $25.0 million. In consideration for payment of the Purchase Price by East, the Company will issue 8,333,333.33 shares of Common Stock to East.

Immediately following the close of business on the second business day prior to the Closing date (the “Closing Cut-off Time”), the Contributed Loan Schedule will be updated as necessary to reflect changes to the information contained therein between 5:00 p.m. (New York, New York time) on January 23, 2019 and the Closing Cut-off Time. The Contributed Loan Schedule and the Contributed Investment Assets Fair Value, each as updated as of the Closing Cut-off Time and as agreed to between East and the Company, shall be used for purposes of calculating the Cash Consideration.

East shall provide to the Company, contemporaneously with the delivery of the updated Contributed Loan Schedule, a certificate of an officer of East setting forth its good faith calculation of the Contributed Investment Assets Fair Value, together with reasonable supporting documentation for such calculation. East will provide the Company and its representatives during normal business hours access reasonably requested by the Company to the work papers and other books and records and personnel of East and its affiliates for purposes of assisting the Company and its representatives in their review of the calculation of the Contributed Investment Assets Fair Value.

To the extent that the Company does not agree with the calculation of the Contributed Investment Assets Fair Value presented by East, the parties shall promptly negotiate in good faith so as to agree upon the calculation of the Contributed Investment Assets Fair Value. The calculation of Contributed Investment Assets Fair Value as agreed between the Company and East shall be used as the Contributed Investment Assets Fair Value for purposes of the Stock Purchase Agreement.

Liabilities Acquired by the Company under Contributed Investment Assets

From and after the Closing, the Company assumes all obligations, if any, with respect to the Contributed Investment Assets under the Contributed Loan Documents.

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Principal Repayments between Closing Cut-off Time and Closing

If any principal payment, interest payment or other payment is made to East with respect to any Contributed Investment Asset between the Closing Cut-off Time and the Closing, this amount shall be received by East in trust for the Company’s benefit, and East shall either (i) pay the amount over to the Company via wire transfer of immediately available funds, or (ii) if Closing has not yet occurred, reduce the Contributed Investment Assets Fair Value, and increase the amount of the Cash Consideration, by the amount so received.

Closing of the Stock Purchase Transaction

Unless otherwise mutually agreed to by the Company and East, the Closing will take place no later than the third business day following the satisfaction or waiver of all of the conditions to the Closing (as set forth in the Stock Purchase Agreement and as described in the section of this proxy statement captioned “The Stock Purchase Agreement – Conditions to the Stock Purchase Transaction”), other than conditions that by their terms are to be satisfied at the Closing and subject to the satisfaction or waiver of such conditions.

At the Closing, in addition to other customary closing documents, East shall deliver to the Company:

(i)	a counterpart of each assignment and assumption agreement relating to a Contributed Investment Asset, duly executed by East and each person from whom a consent (as set forth in the disclosure schedules to the Stock Purchase Agreement) is required in connection with the transfer of such Contributed Investment Asset (unless a separate consent from each such person has been delivered to the Company);

(ii)	the Contributed Loan Notes with respect to such Contributed Loans;

(iii)	the Contributed Loan Documents in the possession or control of East;

(iv)	the Contributed Loan Files in the possession or control of East;

(v)	the Contributed Books and Records; and

(vi)	the Cash Consideration.

In addition, at the Closing, the Company and the Adviser will each execute and deliver the Investment Management Agreement and the Administration Agreement. In addition, the Company and East will each execute and deliver the Shareholder Agreement and East will deliver its designation of two or three persons, as applicable based upon the size of the Board, for nomination for election to the Board at the next annual meeting of Shareholders under the terms of the Shareholder Agreement.

At the Closing, the employment of each employee of the Company and each existing benefit plan of the Company will be terminated.

Representations and Warranties of the Company

The Stock Purchase Agreement contains certain representations and warranties made by the Company to East including, but not limited to, representations regarding:

●	corporate organization, qualification and good standing;

●	capitalization;

●	authorization of the Stock Purchase Agreement, the Investment Management Agreement and the Administration Agreement, and the execution, delivery and enforceability of the Stock Purchase Agreement;

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●	absence of conflicts and no violations of law, governance documents and certain agreements;

●	third party and governmental consents and approvals;

●	SEC reports and regulatory matters;

●	financial statements and internal controls and procedures;

●	the absence of undisclosed liabilities;

●	broker’s fees;

●	absence of certain changes or events;

●	legal proceedings and compliance with law;

●	taxes and tax returns;

●	employee matters;

●	certain material contracts;

●	property and investments securities;

●	intellectual property;

●	state takeover laws;

●	the information to be provided by the Company for inclusion in this proxy statement; and

●	insurance.

The Stock Purchase Agreement also contains certain representations and warranties made by East to the Company including, but not limited to, representations regarding:

●	organization;

●	limited liability company authority and absence of conflicts;

●	third party and governmental consents and approvals;

●	regulatory matters;

●	broker’s fees;

●	legal proceedings;

●	state takeover laws;

●	the information to be provided by East for inclusion in this proxy statement;

●	sufficiency of funds;

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●	no arrangements with management or Shareholders;

●	certain securities laws matters; and

●	certain matters related to the Contributed Assets.

Many of the representations and warranties contained in the Stock Purchase Agreement are qualified by materiality or a “Material Adverse Effect” standard.

For purposes of the Stock Purchase Agreement, “Material Adverse Effect” means any occurrence, change, event, effect or development that, individually, or taken together with all other occurrences, changes, events, effects or developments, has or would reasonably be likely to have, a material adverse effect on:

(a) with respect to the Company, the financial condition, results of operations, assets, liabilities, or business of the Company and Rand SBIC taken as a whole, provided, however, that, the determination of whether a “Material Adverse Effect” exists or has occurred shall not include effects attributable to:

(i)	changes, after the date of the Stock Purchase Agreement, in GAAP or regulatory accounting requirements applicable generally to companies in the industry in which the Company and Rand SBIC operate;

(ii)	changes, after the date of the Stock Purchase Agreement, in laws, rules or regulations of general applicability to companies in the industry in which the Company and Rand SBIC operate;

(iii)	actions or omissions taken with the prior express written consent of East;

(iv)	changes, after the date of the Stock Purchase Agreement, in global or national political conditions or general economic or market conditions generally affecting other companies in the industry in which the Company and Rand SBIC operate;

(v)	conditions arising out of acts of terrorism, war, weather conditions or other force majeure events;

(vi)	any legal proceedings made or brought by any of the current or former Shareholders (on their own behalf or on behalf of the Company) in connection with the Stock Purchase Agreement or the Stock Purchase Transaction; or

(vii)	the public disclosure of this Stock Purchase Agreement or the Stock Purchase Transaction;

except, with respect to items (i), (ii), (iv) and (v) above, to the extent that the effects of such change disproportionately impact the financial condition, results of operations, assets, liabilities or business of the Company and Rand SBIC, taken as a whole, as compared to other companies in the industry in which the Company and Rand SBIC operate;

(b) with respect to East, the financial condition, results of operations, assets, liabilities, or business of East and its subsidiaries taken as a whole, provided, however, that, the determination of whether a Material Adverse Effect exists or has occurred shall not include effects attributable to:

(i)	changes, after the date of the Stock Purchase Agreement, in GAAP or regulatory accounting requirements applicable generally to companies in the industry in which East operates;

(ii)	changes, after the date of the Stock Purchase Agreement, in laws, rules or regulations of general applicability to companies in the industry in which East operates;

(iii)	actions or omissions taken with the prior express written consent of the Company;

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(iv)	changes, after the date of the Stock Purchase Agreement, in global or national political conditions or general economic or market conditions generally affecting other companies in the industry in which East operates; or

(v)	conditions arising out of acts of terrorism, war, weather conditions or other force majeure events,

except, with respect to items (i), (ii), (iv) and (v) above, to the extent that the effects of such change disproportionately impact the financial condition, results of operations, assets, liabilities or business of East and its subsidiaries, taken as a whole, as compared to other companies in the industry in which East and its subsidiaries operate;

(c)	with respect to East, the Contributed Investment Assets; or

(d)	with respect to East or the Company, the ability of East or the Company, as applicable, to timely consummate the Stock Purchase Transaction.

Company’s Pre-Closing Covenants

Under the Stock Purchase Agreement, the Company has agreed that, between the execution of the Stock Purchase Agreement and the Closing, the Company will, and will cause Rand SBIC to, conduct its business in the ordinary course; use reasonable best efforts to maintain and preserve intact the Company’s business organization and advantageous business relationships and retain the services of its key officers and key employees; and not take or omit to take any action which would have an Material Adverse Effect on the Company and Rand SBIC. The Company has also agreed not to take any action that is intended or would reasonably be expected to adversely affect or delay the Company’s or East’s ability to obtain any necessary approval of any governmental entity required to complete the Stock Purchase Transaction or perform its covenants or agreements under the Stock Purchase Agreement or consummate the Stock Purchase Transaction.

In addition, the Company has agreed, subject to the terms and conditions of the Stock Purchase Agreement, not to take (or omit to take) certain actions without the written consent of East (which shall not be unreasonably withheld, conditioned or delayed), including, but not limited to:

(i)	other than in the ordinary course of business consistent with past practice, incur any indebtedness for borrowed money, assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any other individual, corporation or other entity, or, make any loan or advance or capital contribution to, or investment in, any person or entity;

(ii)	adjust, split, combine or reclassify any of its capital stock;

(iii)	make, declare or pay any dividend, other than (A) any regular quarterly dividend consistent with past practice and (B) dividends paid by Rand SBIC to the Company;

(iv)	make any other distribution on, or directly or indirectly redeem, purchase or otherwise acquire, any shares of its capital stock or any securities or obligations convertible (whether currently convertible or convertible only after the passage of time or the occurrence of certain events) into or exchangeable for any shares of its capital stock;

(v)	grant any stock options or restricted shares under any equity incentive plan of the Company, or grant any individual, corporation or other entity any right to acquire any shares of its capital stock, or issue any additional shares of capital stock or other securities;

(vi)	except as required under any contract of the Company or benefit plan of the Company existing as of the date of the Stock Purchase Agreement or as required by applicable law:

●	increase in any material manner the compensation or benefits of any of employees of the Company;

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●	become a party to, establish, amend, commence participation in, terminate or commit itself to the adoption of any benefit plan of the Company or plan, agreement or arrangement which would be a benefit plan of the Company if in effect on the date of the Stock Purchase Agreement; or

●	hire any senior management employee or terminate the employment of any senior management employee other than for cause;

(vii)	other than in the ordinary course of business consistent with past practice with respect to securities of any of the Company’s portfolio companies, sell, transfer, pledge, lease, license, mortgage, encumber or otherwise dispose of any material amount of its properties or assets (including pursuant to securitizations) to any individual, corporation or other entity other than a subsidiary of the Company or cancel, release or assign any material amount of indebtedness to any person or entity or any claims held by any person or entity, in each case other than pursuant to contracts in force at the date of the Stock Purchase Agreement;

(viii)	other than the Amendment, amend the Certificate of Incorporation or the Company’s by-laws or the organizational documents of Rand SBIC, or take any action to exempt any person or entity (other than East or any of its subsidiaries) or any action taken by any person or entity from any state takeover statute or similarly restrictive provisions of its organizational documents;

(ix)	take any action or willfully fail to take any action that is intended or may reasonably be expected to result in any of the conditions to the Stock Purchase Transaction as set forth in the Stock Purchase Agreement not being satisfied;

(x)	incur any capital expenditures that would exceed $25,000 individually or $75,000 in the aggregate;

(xi)	commence or settle any material claims, actions, suits or legal proceedings;

(xii)	amend, terminate, cancel, renew or agree to any material amendment of, or change in or waiver under any material contract of the Company;

(xiii)	make any material change to its principles, practices or methods of accounting, except (A) as required by GAAP (or any interpretation), (B) as required by a change in applicable law, or (C) recommended by the audit committee of the Board;

(xiv)	enter into any material transaction other than in the ordinary course of business consistent with past practice; or

(xv)	agree, resolve to or commit to do, or publicly announce an intention to do, any of the foregoing.

East’s Pre-Closing Covenants

Under the Stock Purchase Agreement, East has agreed that, between the execution of the Stock Purchase Agreement and the Closing, subject to the terms and conditions of the Stock Purchase Agreement, East will not take any action that is intended or would reasonably be expected to adversely affect or delay the Company’s or East’s ability to obtain any necessary approval of any governmental entity required to complete the Stock Purchase Transaction or perform its covenants or agreements under the Stock Purchase Agreement or consummate the Stock Purchase Transaction

In addition, East has agreed, subject to the terms and conditions of the Stock Purchase Agreement, to not take (or omit to take) certain actions without the written consent of the Company (which shall not be unreasonably withheld, conditioned or delayed), including, but not limited to:

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(i)	sell, transfer, pledge, lease, license, mortgage, encumber or otherwise dispose of any Contributed Investment Asset to any individual, corporation or other entity other than a subsidiary or cancel, release or assign, or sell or transfer a participating or other interest in, any material amount of indebtedness under a Contributed Loan;

(ii)	take any action or willfully fail to take any action that is intended or may reasonably be expected to result in any of the conditions to the Stock Purchase Transaction not being satisfied;

(iii)	commence or settle any material claims relating to the Contributed Investment Assets;

(iv)	amend, terminate, cancel, renew or agree to any material amendment of, or change in or waiver under any, Contributed Loan Document; or

(v)	agree, resolve to or commit to do, or publicly announce an intention to do, any of the foregoing.

Additional Covenants

The Company and East have agreed to additional covenants between the execution of the Stock Purchase Agreement and the Closing related to the following matters:

Regulatory Matters and Proxy Statement

The Company and East have agreed to cooperate with each other and use their respective commercially reasonable efforts to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings, to obtain as promptly as practicable all permits, consents, approvals and authorizations of all third parties and governmental entities that are necessary or advisable to consummate the Stock Purchase Transaction. The Company and East have also agreed to certain covenants regarding the preparation, filing and mailing of the proxy statement to the Shareholders and the holding of the special meeting. In addition, the Company and East have agreed to take additional steps in order to ensure the accuracy of the information contained in the proxy statement.

SBA Matters

The Company has agreed to notify the SBA of the Stock Purchase Transaction. In connection therewith, the Company has also agreed to take such actions in accordance with SBA regulations and guidelines and make such filings as may be reasonably necessary to obtain the SBA’s approval or consent of the continued effectiveness of the Company’s SBA licenses after the completion of the Stock Purchase Transaction (“SBA Approval”) or to receive confirmation that SBA Approval is not required.

Access to Information

Upon reasonable notice and subject to applicable laws relating to the confidentiality of information, the Company shall, and shall cause Rand SBIC to, afford to the officers, employees, accountants, counsel, advisors, agents and other representatives of East, reasonable access, during normal business hours during the period prior to the Closing, to all its properties, books, contracts, commitments and records, and, during this period, the Company shall, and shall cause Rand SBIC to, make available to East (i) a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of federal securities laws (other than reports or documents that the Company is not permitted to disclose under applicable law) and (ii) all other information concerning its business, properties and personnel as East may reasonably request that is relevant to the Stock Purchase Transaction.

In addition, upon reasonable notice and subject to applicable laws relating to the confidentiality of information, East shall afford to the officers, employees, accountants, counsel, advisors, agents and other representatives of the Company, reasonable access, during normal business hours during the period prior to the Closing, to all its properties, books, contracts, commitments and records related to the Contributed Investment Assets or East’s business, properties and personnel as the Company may request that is relevant to the Stock Purchase Transaction.

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However, neither the Company nor East shall be required to provide access to nor to disclose information where such access or disclosure would jeopardize the attorney-client privilege of the Company or East, as applicable, or contravene any applicable law, fiduciary duty or binding agreement entered into prior to the date of the Stock Purchase Agreement.

Shareholder Meeting and Board Recommendation

The Board shall be permitted to adjourn, delay or postpone the special meeting in accordance with applicable law (but not beyond November 30, 2019) (i) to the extent necessary to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure which the Board has determined in good faith after consultation with outside counsel is reasonably likely to be necessary or appropriate under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by Shareholders prior to the special meeting, (ii) if there are insufficient shares of Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the special meeting, or (iii) to allow reasonable additional time to solicit additional proxies to the extent Board or any committee thereof reasonably believes necessary in order to obtain the required approvals of the Shareholders and the Board determines that such delay or postponement is consistent with its fiduciary duties.

The Board has declared the Stock Purchase Transaction advisable and approved the Stock Purchase Agreement, as well as the Externalization Transaction contemplated by the Investment Management Agreement, and has recommended that Shareholders vote “FOR” the approval of (i) the Sale Below NAV Proposal, (ii) the Nasdaq Proposal, (iii) the Certificate of Incorporation Amendment Proposal, (iv) the Investment Management Agreement Proposal, and (v) the Adjournment Proposal (clauses (i) – (iii) being the “Stock Purchase Transaction Board Recommendation”). As it relates to the Stock Purchase Transaction Board Recommendation, the Stock Purchase Agreement provides that, except as discussed below, the Board shall not (i) withhold, withdraw or modify or qualify, or propose publicly to withhold, withdraw or modify or qualify, in a manner adverse to East, the Stock Purchase Transaction Board Recommendation, (ii) fail to reaffirm the Stock Purchase Transaction Board Recommendation or fail to publicly state that the Stock Purchase Transaction and the Stock Purchase Agreement are in the best interests of the Shareholders, within fifteen business days after East requests in writing that such action be taken, (iii) fail to publicly announce, within fifteen business days after a tender offer or exchange offer relating to the securities of the Company having been commenced, a statement disclosing that the Board recommends rejection of such tender offer or exchange offer, (iv) take or resolve to take any other action or make any other statement in connection with the special meeting inconsistent with the Stock Purchase Transaction Board Recommendation or (v) approve, determine to be advisable, or recommend, or propose publicly to approve, determine to be advisable, or recommend, any Competing Proposal (as defined below) (any of the foregoing clauses (i) through (v) being referred to as an “Adverse Recommendation Change”).

Notwithstanding the foregoing, the Board may make an Adverse Recommendation Change in the circumstances described below under “Non-Solicitation of Competing Transaction Proposals.” Unless the Board has appropriately made an Adverse Recommendation Change, the Company shall, through the Board, make the Stock Purchase Transaction Board Recommendation, and shall include such Stock Purchase Transaction Board Recommendation in this proxy statement, and use its commercially reasonable efforts to (x) solicit proxies from Shareholders in connection with the Stock Purchase Transaction Board Recommendation, and (y) take all other action necessary or advisable to secure the approvals of Shareholders in connection with the Stock Purchase Transaction Board Recommendation.

Indemnification of Directors and Officers

Pursuant to the terms of the Stock Purchase Agreement, the Company has agreed, to the fullest extent permitted by applicable law, to indemnify, defend and hold harmless, and to provide advancement of expenses for (subject to receipt of an undertaking to reimburse the portion of any expenses advanced if it is ultimately determined that the standard of conduct has not been met by such person to be entitled to indemnification), each director or officer of the Company or who is or was serving at the request of the Company as a director or officer of another person or entity against all losses, claims, damages, costs, expenses, liabilities or judgments or amounts that are paid in settlement of or in connection with any claim based in whole or in part on or arising in whole or in part out of the fact that such person is or was a director or officer of the Company, and pertaining to any matter existing or occurring, or any acts or omissions occurring, at or prior to the Closing, whether asserted or claimed prior to, or at or after, the Closing, including matters, acts or omissions occurring in connection with the approval of the Stock Purchase Agreement and the consummation of the Stock Purchase Transaction, or taken at the request of East.

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Directors’ and Officers’ Insurance

For a period of not less than six years from the Closing Date, the Company must, at its sole cost, either (i) maintain officers’ and directors’ liability insurance covering the individuals serving as officers and directors of the Company immediately prior to the Closing in an amount not less than, and on terms no less favorable in the aggregate to, such officers and directors of the Company than under the directors’ and officers’ liability insurance policy maintained by the Company as of the Closing or (ii) cause the individuals serving as officers and directors of the Company immediately prior to the Closing to be covered for a period of six years from the Closing by the directors’ and officers’ liability insurance policy maintained by the Company through the purchase of “tail” insurance (provided that the Company may substitute policies of at least the same coverage and amounts containing terms and conditions that are not less advantageous than such policy) with respect to acts or omissions occurring prior to the Closing that were committed by the officers and directors of the Company. However, the Company shall not be required to expend in the aggregate for the entire six-year period an amount in excess of 300% of the annual premiums currently paid by the Company for such insurance.

Non-Solicitation of Competing Transaction Proposals

Subject to certain exceptions described below, the Company has agreed to (and will cause its representatives to) immediately cease and cause to be terminated any existing solicitation of, or discussions or negotiations relating to any Competing Proposal or discussions or negotiations that could reasonably be expected to lead to a Competing Proposal. In addition, between the date of the Stock Purchase Agreement and earlier of Closing or termination of the Stock Purchase Agreement, subject to certain exceptions, the Company may not initiate, solicit, propose, induce or knowingly encourage, facilitate or assist in the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, any Competing Proposal; engage in negotiations or substantive discussions with, or furnish any material nonpublic information to, or enter into any agreement, arrangement or understanding with, any person relating to a Competing Proposal or any inquiry or proposal that could reasonably be expected to lead to a Competing Proposal; or approve, endorse or recommend any proposal that constitutes, or could reasonably be expected to lead to, a Competing Proposal. However, the Company may inform other persons of these provisions contained in the Stock Purchase Agreement and grant a waiver of, or terminate, any “standstill” or similar obligation of any person in order to allow such person to confidentially submit a Competing Proposal.

In the event the Company receives a Competing Proposal or any inquiry that could reasonably be expected to lead to a Competing Proposal, the Company must promptly notify East within two business days of such Competing Proposal and deliver to East a written notice setting forth: (A) the identity of the person making such Competing Proposal or inquiry (except to the extent prohibited by the terms of any confidentiality agreement entered into prior to the date of the Stock Purchase Agreement) and (B) the material terms and conditions of any such Competing Proposal or an unredacted copy of any documents in connection with such Competing Proposal. The Company shall keep East reasonably informed of any amendment or modification of any such Competing Proposal on a prompt basis, and in any event within two (2) business days.

In addition, in the event the Company receives an unsolicited Competing Proposal that did not result from a breach of the Stock Purchase Agreement by the Company, the Company may, subject to satisfying certain procedural requirements, engage in negotiations or substantive discussions with, and provide information and access to, the person making the proposal if the Board determines in good faith (after consultation with its outside financial advisors and outside legal counsel) that such Competing Proposal constitutes, or could reasonably be expected to lead to, a Superior Proposal (as defined below), and the failure to consider the Competing Proposal would reasonably be expected to be inconsistent with the Board’s fiduciary duties under New York law.

The Stock Purchase Agreement also provides that the Board may not withdraw (or modify or qualify in any manner) the Stock Purchase Transaction Board Recommendation or take certain other actions that would constitute an Adverse Recommendation Change, except as a result of an Intervening Event (as defined below) if the Board determines in good faith (after consultation with its outside financial advisors and outside legal counsel) that failure to do so would reasonably be expected to be inconsistent with the Board’s fiduciary duties. The Stock Purchase Agreement also provides that, if the Company receives a Competing Proposal that the Board determines in good faith (after consultation with its outside financial advisors and outside legal counsel) constitutes a Superior Proposal, the Board may authorize, adopt or approve, or enter into a definitive agreement with respect to, such Superior Proposal.

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Each of the foregoing rights of the Company is subject to satisfying a number of procedural steps under the Stock Purchase Agreement. In addition, taking any such action would give rise to certain termination rights and a corresponding obligation to reimburse East for its expenses in the form of the Termination Fee, as discussed below under “Termination of the Stock Purchase Agreement.”

For purposes of the non-solicitation and related provisions of the Stock Purchase Agreement, the following definitions apply:

A “Competing Proposal” means any inquiry, proposal or offer made by any third party (including any inquiry, proposal or offer from any of the Shareholders): (a) to purchase or otherwise acquire, directly or indirectly, in one transaction or a series of transactions (including any merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, binding share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction), (i) beneficial ownership (as defined under Section 13(d) of the Exchange Act) of fifteen percent (15%) or more of any class of equity securities of the Company (for the avoidance of doubt, this fifteen percent (15%) threshold shall be in addition to any shares of Common Stock owned by such third party or its affiliates as of the date of the inquiry, proposal or offer) or (ii) assets (including equity of Rand SBIC) or operations of the Company or Rand SBIC that constitute fifteen percent (15%) or more of the revenues or assets of the Company and Rand SBIC, taken as a whole; or (b) any other transaction not covered in the foregoing clause (a) involving a restructuring or any other change in the operations of the Company that would result in the Company converting from an internally managed BDC to an externally managed BDC, whether or not such transaction is coupled with a capital infusion or purchase of shares of the Company; or (c) any liquidation of the Company, in each case other than the Stock Purchase Transaction.

An “Intervening Event” means any fact, circumstance, occurrence, effect, change, event or development that is material to the Company that was not known to the Board prior to the execution of the Stock Purchase Agreement, which fact, circumstance, occurrence, effect, change, event or development, or any material consequence thereof, becomes known to the Board prior to the receipt of the approvals from Shareholders for the Stock Purchase Transaction; provided, that in no event shall the receipt, existence or terms of a Competing Proposal or any matter relating directly thereto or consequence directly thereof constitute an Intervening Event.

A “Superior Proposal” means a bona fide written Competing Proposal that the Board determines in good faith, after consultation with its outside financial advisors and legal advisors, and taking into account the terms and conditions of such proposal, the party making such proposal, and the likelihood and anticipated timing of consummation of such Competing Proposal, and all other all legal, financial, regulatory and other aspects of such Competing Proposal, (a) is reasonably likely to be consummated without undue delay relative to the Stock Purchase Transaction, taking into account all financial, legal, regulatory and other aspects of such offer, and (b) is more favorable to the Shareholders from a financial point of view than the Transactions (including any revisions to the terms of the Stock Purchase Agreement committed to by East in writing in response to such Competing Proposal); provided however, for these purposes, to the extent relevant to the Competing Proposal in question, all percentages in subsections (a)(i) and (a)(ii) of the definition of Competing Proposal shall be increased to (i) for purposes of subsection (a)(i) of the definition of Competing Proposal, the lesser of (1) fifty percent (50%) of the outstanding Common Stock and (2) such percentage of Common Stock such that the person submitting the Competing Proposal, together with its affiliates, would become, upon the closing of the proposed transaction set forth in the Competing Proposal, the beneficial owner of at least fifty percent (50%) of the outstanding Common Stock and (ii) for purposes of subsection (a)(ii) of the definition of Competing Proposal, fifty percent (50%).

Takeover Statutes

The Company and East have each agreed to use their respective commercially reasonable efforts (a) to take all action necessary so that no “takeover statute” is or becomes applicable to the Stock Purchase Transaction, and (b) if any such takeover statute is or becomes applicable to the Stock Purchase Transaction, to take all action necessary so that the Stock Purchase Transaction may be consummated as promptly as reasonably practicable on the terms contemplated by the Stock Purchase Agreement and otherwise to eliminate or minimize the effect of such takeover statute on the Stock Purchase Transaction.

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Litigation

Between the signing of the Stock Purchase Agreement and the Closing, the Company shall (i) provide prompt notice to East of all shareholder litigation relating to the Stock Purchase Agreement or the Stock Purchase Transaction, and (ii) consult with East regarding the defense and settlement of any litigation outstanding as of the date of the Stock Purchase Agreement.

Adviser Registration as an Investment Adviser

Pursuant to the Stock Purchase Agreement, the Adviser has agreed to, and East has agreed to cause the Adviser to, within five business days after receipt of the approvals from Shareholders for the Stock Purchase Transaction, file a Form ADV with the SEC and make any other filings with any other governmental entities in order for the Adviser to become registered as an investment adviser under the Advisers Act. In connection therewith, the Adviser has agreed to use its best efforts to, and East has agreed to cause the Adviser to use its best efforts to, become, and to take any and all actions necessary to avoid or eliminate each and every impediment or to fulfill each and every requirement under the Advisers Act or other applicable law that may be asserted or required by any governmental entity so as to become, registered as an investment adviser under the Advisers Act as promptly as possible after receipt of approvals from Shareholders for the Stock Purchase Transaction.

Transaction Expenses

Pursuant to the terms of the Stock Purchase Agreement, all fees and expenses incurred in connection with the Stock Purchase Transaction are to be paid by the party incurring these fees or expenses.

Conditions to the Stock Purchase Transaction

The Company and East will not be obligated to complete the Stock Purchase Transaction, unless a number of conditions are satisfied or properly waived, including:

(i)	approvals by the Shareholders of (1) the Sale Below NAV Proposal, (2) the Nasdaq Proposal and (3) the Certificate of Incorporation Amendment Proposal have been obtained;

(ii)	the Investment Management Agreement and Administration Agreement have each been duly and validly executed and delivered by the Company and constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms;

(iii)	the Adviser has been registered as an investment adviser under the Advisers Act;

(iv)	the Company has delivered evidence reasonably satisfactory to East that (1) the Company’s existing change in control agreements that have entered into with each member of Company Management have been terminated effective prior to the Closing and no payment has been or will be made under those agreements; and (2) each employee of the Company has been terminated or otherwise resigned effective as of immediately prior to the Closing;

(v)	the Company has delivered evidence reasonably satisfactory to East that each of the Company’s benefit plans has been terminated effective as of immediately prior to the Closing and that no payment has been or will be made under those benefit plans by the Company or any other party in connection with those terminations;

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(vi)	no order, injunction or decree entered by any court or agency of competent jurisdiction or other law preventing or making illegal the consummation of the Stock Purchase Transaction is in effect preventing or prohibiting the consummation of the Stock Purchase Transaction;

(vii)	there is no pending suit or proceeding by a governmental entity (i) challenging the Stock Purchase Transaction, seeking to restrain or prohibit the consummation of the Stock Purchase Transaction or seeking to obtain from the Company or East any damages that are material in relation to the Company and Rand SBIC taken as a whole, or (ii) seeking to prohibit the Adviser from becoming the external investment adviser to the Company; and

(viii)	unless the Company has received SBA Approval or confirmation from the SBA that the SBA Approval is not required and that Company’s SBA debentures are permitted to remain outstanding in accordance with their terms, the Company has delivered evidence of the payoff of, or escrowing of funds in an amount sufficient to pay off, the Company’s SBA debentures in accordance with SBA regulations.

In addition to the mutual conditions to Closing, East’s obligation to consummate the Stock Purchase Transaction is further conditioned upon the following conditions that must be satisfied or properly waived:

(i)	the accuracy of the representations and warranties of the Company (subject to the interpretive standards set forth in the Stock Purchase Agreement);

(ii)	the performance by the Company, in all material respects, of its covenants and obligations under the Stock Purchase Agreement;

(iii)	no Material Adverse Effect with respect to the Company has occurred between the date of execution of the Stock Purchase Agreement and Closing; and

(iv)	the Company has entered into the Shareholder Agreement.

In addition to the mutual conditions to Closing, the Company’s obligation to consummate the Stock Purchase Transaction is further conditioned upon the following conditions that must be satisfied or properly waived:

(i)	the accuracy of the representations and warranties of East (subject to the interpretive standards set forth in the Stock Purchase Agreement);

(ii)	the performance by East, in all material respects, of its covenants and obligations under the Stock Purchase Agreement;

(iii)	the receipt of each of the required consents to transfer the Contributed Investment Assets to the Company;

(iv)	the Investment Management Agreement and Administration Agreement have each been duly and validly executed and delivered by the Adviser and constitute valid and binding obligations of the Adviser, enforceable against the Adviser in accordance with their terms; and

(v)	East has entered into the Shareholder Agreement.

Termination of the Stock Purchase Agreement

The Stock Purchase Agreement may be terminated at any time prior to the Closing, whether before or after receipt of approval of the Shareholders:

(i)	by mutual consent of the Company and East, in a written instrument duly authorized by the Company and East;

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(ii)	by either the Company or East, if the Stock Purchase Transaction has not been consummated on or before November 30, 2019, unless the failure of the Closing to occur by such date was due to the failure of the party seeking to terminate the Stock Purchase Agreement to perform or observe the covenants and agreements of such party set forth in the Stock Purchase Agreement (the “Outside Date Termination”);

(iii)	by either the Company or East, at any time prior to the Closing, in the event that the Company shall has failed to obtain approval by the Shareholders of (1) the Sale Below NAV Proposal, (2) the Nasdaq Proposal and (3) the Certificate of Incorporation Amendment Proposal at the special meeting or any adjournment thereof (the “No Vote Termination”);

(iv)	by either of the Company or East (provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained in the Stock Purchase Agreement), if there has been a breach of any of the covenants or agreements or any of the representations or warranties set forth in this Agreement on the part of the Company, in the case of a termination by East, or of East, in the case of a termination by the Company, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the Closing, the failure of certain conditions set forth in the Stock Purchase Agreement, and which is not cured within 30 days following written notice to the party committing such breach or by its nature or timing cannot be cured within such time period (“Breach Termination”);

(v)	by East, (i) within ten business days after the Board has effected an Adverse Recommendation Change prior to receipt of the Shareholder approval, or (ii) in the event the Board has approved, or authorized the Company or Rand SBIC to enter into, a merger agreement, letter of intent, acquisition agreement, stock purchase agreement or other similar agreement with respect to a Competing Proposal (either being a “East Special Termination Event”);

(vi)	by the Company, in the event that, the Company has received a Superior Proposal, the Board has authorized the Company to enter into a definitive agreement to consummate the transaction contemplated by such Superior Proposal, and concurrently with the termination of the Stock Purchase Agreement, the Company pays the Termination Fee to East and enters into the definitive agreement to consummate the transaction contemplated by such Superior Proposal; or

(vii)	by the Company, in the event that, the Board has effected an Adverse Recommendation Change (clauses (vi) or (vii) each being a “Company Special Termination Event”).

Termination Fee

For purposes of the Stock Purchase Agreement, the “Termination Fee” is an amount in cash equal to East’s documented out-of-pocket costs and expenses paid or payable to third parties (including legal, accounting, tax, regulatory, operations, advisory, management, human resources (including pension), consulting, insurance, audit, search, asset appraisal, title, surveys, financing, filing, compensation, travel and other similar fees, costs and expenses) and incurred or accrued by or on behalf of East, the Adviser or their respective affiliates in connection with the Stock Purchase Agreement, the Stock Purchase Transaction and the Externalization Transaction, including East’s and the Adviser’s due diligence investigation of the Company and Rand SBIC and the preparation, negotiation, execution and delivery of definitive agreements in connection with the Stock Purchase Transaction and the Externalization Transaction, which amount shall in no event exceed $750,000.

The Termination Fee is payable in the event the Stock Purchase Agreement is terminated:

(i)	by East in connection with an East Special Termination Event; or

(ii)	by the Company in connection with a Company Special Termination Event.

Alternatively, the Company will pay East the Termination Fee in the event that:

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(i)	the Stock Purchase Agreement is terminated by East or the Company by reason of an Outside Date Termination or a No Vote Termination or by East by reason of a Breach Termination by the Company;

(ii)	prior to such termination, an Competing Proposal has been made or proposed to the Company and disclosed to the Shareholders or any person has publicly announced an intention to make an Competing Proposal after the date of the Stock Purchase Agreement but prior to the date of termination; and

(iii)	within twelve (12) months after the date of such termination, the Company enters into a definitive agreement with respect to and consummates a Competing Proposal (or transaction that would have constituted a Competing Proposal if made prior to the termination of the Stock Purchase Agreement) or consummates a Competing Proposal (provided that, in each case, the references to “fifteen percent (15%)” in the definition of Competing Proposal shall be deemed references to “fifty percent (50%)”).

Notwithstanding the foregoing, in no event shall the Company be obligated to pay the Termination Fee more than once.

Effect of Termination

In the event of termination of the Stock Purchase Agreement, none of the Company, East, any of their respective subsidiaries or any of the officers or directors of any of them shall have any liability of any nature whatsoever under the Stock Purchase Agreement, or in connection with the Stock Purchase Transaction, except that (a) provisions regarding confidentiality, termination and Termination Fees, and the provisions of Article X of the Stock Purchase Agreement (General Provisions) shall survive termination of the Stock Purchase Agreement, and (b) neither the Company nor East shall be relieved or released from any liabilities or damages arising out of its knowing and intentional breach of any provision of the Stock Purchase Agreement.

No Survival of Representations, Warranties and Agreements

The representations, warranties, covenants and agreements set forth in the Stock Purchase Agreement or in any other agreement or instrument delivered in connection with the Stock Purchase Agreement shall not survive the Closing, except for indemnification obligations in favor of the directors and officers of the Company set forth in the Stock Purchase Agreement and for those other covenants and agreements contained in the Stock Purchase Agreement that by their terms are to be performed in whole or in part after the Closing.

Remedies; Specific Performance

Except as otherwise provided in the Stock Purchase Agreement, any and all remedies expressly conferred upon a party are cumulative with and not exclusive of any other remedy conferred under the Stock Purchase Agreement, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

Notwithstanding the foregoing, the right to receive the Termination Fee is the sole and exclusive remedy available to East in the event the Stock Purchase Agreement is terminated by reason of an East Special Event Termination or a Company Special Event Termination.

In addition, the parties have agreed that, in the event of a breach or threatened breach of the covenants or obligations in the Stock Purchase Agreement, each of the parties are entitled to an injunction or other equitable relief to prevent or restrain such breach or threatened breach, or to enforce compliance with, the covenants and obligations under the Stock Purchase Agreement, in addition to other legal and equitable remedies which may be available. No party shall be obligated to first seek specific enforcement or other equitable relief, nor does seeking specific enforcement or other equitable relief preclude the pursuit of any other remedy.

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Amendment and Waiver

The Stock Purchase Agreement may be amended only by a written document executed by each of the parties to the Stock Purchase Agreement at any time prior to Shareholder approval. After receipt of the Shareholder approval, there may not be, without further approval of the Shareholders, any amendment of the Stock Purchase Agreement that requires further approval of the Shareholders under applicable law.

Governing Law; Jurisdiction

The Stock Purchase Agreement is governed by New York law. The parties have agreed that any suit, action or proceeding brought by either party to enforce any provision of, or based on any matter arising out of or in connection with, the Stock Purchase Agreement or the Stock Purchase Transaction will be brought in United States District Court for the Western District of New York and, if such court does not have jurisdiction over such dispute, the Supreme Court of the State of New York located in the County of Erie.

Terms of the Shareholder Agreement

The following description of the Shareholder Agreement is qualified in its entirety by reference to the form of Shareholder Agreement attached hereto as Appendix D.

In connection with the Closing, the Company will enter into a Shareholder Agreement with the East. Under the terms of the Shareholder Agreement, until the date on which East ceases to beneficially own more than fifteen percent of the outstanding Common Stock (the “East Nomination Period”), East will have the right to designate (i) up to two persons, of which at least one person cannot be an “interested person” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Company, for nomination for election to the Board if the size of the Board is composed of fewer than seven directors and (ii) up to three persons, of which at least one person cannot be an interested person, for nomination for election to the Board if the size of the Board is composed of seven or more directors (each designated person being a “East Nominee”). For purposes of determining the East Nomination Period, if East’s ownership of outstanding Common Stock falls below fifteen percent as a result of a sale or other issuance of Common Stock by the Company, then the fifteen percent threshold will automatically be reduced by a percentage equal to the percentage by which East’s ownership of Common Stock was reduced as a result of such sale or issuance by the Company.

Under the terms of the Shareholder Agreement, the Company must, at least 45 days prior to the expected mailing date of a proxy statement in connection with the election of directors, notify East of the date on which such proxy statement is expected to be mailed and provide a form of prospective director questionnaire. Upon receipt of the Company’s notice, East must, within 15 days after the date of the notice from the Company, deliver the name, address and completed questionnaire for each East Nominee that it desires to be designated for nomination for election as a director. Thereafter, the Board or the nominating committee of the Board (the “Nominating Committee”), must promptly and in good faith consider each East Nominee applying the same standard used in consideration of other nominees. If the Board or Nominating Committee, as applicable, determines that any East Nominee would not be qualified under applicable law, rule or regulation to serve as a director of the Company and fails to approve the nomination, then East has the right to designate another person as an East Nominee and such new East Nominee will be subject to the same review by the Board or Nominating Committee, as applicable.

In the event that the Shareholders fail to elect any East Nominee to the Board at any meeting of Shareholders at which directors are elected, East may designate another person as an East Nominee and, subject to applicable law, the terms of the Certificate of Incorporation and the Company’s by-laws, and the rules of the stock exchange on which the Common Stock is listed, the Board shall elect this alternate East Nominee to the Board. In no event, however, shall the Board be required to elect any East Nominee to the Board if the Shareholders failed to elect such East Nominee at the prior meeting of Shareholders at which directors are elected.

In addition, in the event that there is a vacancy on the Board due to the death, resignation or removal of any director of the Company that was an East Nominee, subject to applicable law, the terms of the Certificate of Incorporation and the Company’s by-laws, and the rules of the stock exchange on which the Common Stock is listed, this vacancy may only be filled with a substitute East Nominee.

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If during the East Nomination Period, the size of the Board is increased to seven or more directors and East provides written notice setting forth the name and address of a third East Nominee, then no later than the 90th day after the Company’s receipt of such notice, subject to (i) applicable law, the terms of the Certificate of Incorporation and the Company’s by-laws, and the rules of the stock exchange on which the Common Stock is listed and (ii) review of such East Nominee by the Board or Nominating Committee, as applicable, the Board shall elect the East Nominee to the Board such that there will be three East Nominees on the Board.

Under the terms of the Shareholder Agreement, the Company and East have agreed that the rights provided to East under the Shareholder Agreement will be the exclusive means for East to designate, nominate, seek to designate or seek to nominate, as applicable, any person for election as a director to the Board, and East shall not, directly or indirectly, make use of, or otherwise seek to avail itself of, any other rights or means to designate, nominate, seek to designate or seek to nominate, as applicable, any person for election as a director to the Board, including pursuant to any rights available to any Shareholder under the Certificate of Incorporation, the Company’s by-laws or applicable law.

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PROPOSAL 1 – APPROVAL OF THE SALE BELOW NAV proposal

We are asking you to approve a sale of 8,333,333.33 shares of Common Stock to East in the Stock Purchase Transaction at a price of $3.00 per share, which sale price per share of Common Stock is below the Company’s current NAV per share of Common Stock, pursuant to the Stock Purchase Agreement. The Board has declared the Stock Purchase Transaction advisable and determined to submit this proposal to a Shareholder vote. Under Section 63(2) of the 1940 Act, the Company, as a BDC, is only allowed to sell shares of Common Stock for less than the Company’s current NAV per share of Common Stock without violating Section 23(b) of the 1940 Act if such sale is approved by the affirmative vote of the holders of at least a “majority of the outstanding voting securities”, as defined in the 1940 Act, of (i) the outstanding shares of Common Stock and (ii) the outstanding shares of Common Stock held by persons that are not affiliated persons, as defined in the 1940 Act, of the Company.

For a summary of and detailed information regarding this proposal, please see the information about the Stock Purchase Agreement provided throughout this proxy statement. A copy of the Stock Purchase Agreement is attached to this proxy statement as Appendix A. You are urged to read the Stock Purchase Agreement carefully in its entirety.

Overview

The 1940 Act prohibits the Company from selling shares of its Common Stock at a price below its then current NAV per share of Common Stock, exclusive of sales compensation, unless the Shareholders approve such sale and the Board makes certain determinations.

Pursuant to this provision, the Company is seeking approval of the Shareholders so that it may sell and issue shares of its Common Stock at a price below its then current NAV in the Stock Purchase Transaction. The Board believes that selling shares of its Common Stock below NAV in the Stock Purchase Transaction to East is in the best interests of the Shareholders.

Board Approval

On January 24, 2019, the Board, including a majority of the independent directors who have no financial interest in this proposal, approved this proposal as in the best interests of the Company and its Shareholders and is recommending that the Shareholders vote in favor of this proposal to offer and sell shares of Common Stock to East at a price that is less than NAV in the Stock Purchase Transaction. In evaluating this proposal, the Board, including the independent directors, considered and evaluated factors including the following:

●	the effect that the sale of shares of Common Stock below NAV per share in connection with the Stock Purchase Transaction would have on the Shareholders, including the potential dilution they would experience;

●	the amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share; and

●	the relationship of recent market prices of the Common Stock to NAV per share and the potential impact of the sale of shares of Common Stock below NAV per share in connection with the Stock Purchase Transaction on the market price per share of the Common Stock.

Reasons to Offer Common Stock below NAV

As a part of its determination that the Stock Purchase Transaction is in the best interest of the Shareholders, the Board considered the following possible benefits to its Shareholders in connection with its determination that the Company should offer and sell shares of Common Stock at a price that is less than NAV to East in the Stock Purchase Transaction:

●	the Transactions, taken as a whole, will help accelerate the shift in the Company’s investment strategy towards investing in more interest-yielding debt securities;

●	the price per share of Common Stock to be sold to East under the Stock Purchase Transaction of $3.00 per share represents a 33% premium per share over the closing price of Common Stock on January 24, 2019 (the trading day immediately prior to the announcement of the Transactions);

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●	the Board perceived the Transactions as providing better value to the Shareholders and greater certainty of completion than the other strategic alternatives evaluated by the Board;

●	the Stock Purchase Agreement, the Investment Management Agreement and Administration Agreement each have customary terms and were the product of extensive arm’s-length negotiations by the Company with the assistance of its outside advisors;

●	the Shareholders could experience future appreciation in the value of the Common Stock if the Adviser is able to successfully manage the Company; and

●	an offering that increases the Company’s total assets may reduce its expenses per share due to the spreading of fixed expenses over a larger asset base, and, upon completion of the Stock Purchase Transaction, the Company anticipates that its expense-to-asset ratio will be reduced.

Key Shareholder Considerations

Dilution

Before voting on this proposal or giving proxies with regard to this proposal, Shareholders should consider the dilutive effect of the issuance of shares of Common Stock in the Stock Purchase Transaction at a price that is less than the Company’s current NAV per share. The consummation of the Stock Purchase Transaction will result in an immediate dilution to existing Shareholders. This dilution will include reduction in the NAV per share as a result of the issuance of shares of Common Stock at a price below the NAV per share and a disproportionately greater decrease in a current Shareholder’s interest in the earnings and assets of the Company and voting interest in the Company than the increase in the assets of the Company resulting from such issuance.

In addition, Shareholders should consider the risk that the approval of this proposal could cause the market price of the Common Stock to decline. The 1940 Act establishes a connection between Common Stock sale price and NAV because, when Common Stock is sold at a sale price below NAV per share, the resulting increase in the number of outstanding shares reduces NAV per share.

Dilutive Effect of the Issuance of Shares Below NAV

The following table shows the level of NAV dilution that will be experienced by a Shareholder as a result of the completion of the Stock Purchase Transaction.

	Prior to Sale Below NAV	Following Sale	% Change
Offering Price
Price per Share to East	—	$3.00	—
Net Proceeds per Share to the Company(1)	—	$2.88	—
Decrease to NAV
Total Shares Outstanding	6,321,988	14,655,321	131.8%
NAV per Share	$4.99	$3.79	(24.0)%
Dilution to Shareholder
Shares Held by Shareholder A	63,220	63,220	—
Percentage Held by Shareholder A	1.00%	0.43%	(56.9)%
Total Asset Values
Total NAV Held by Shareholder A	$315,242	$239,519	(24.0)%
Total Investment by Shareholder A (Assumed to be $4.99 per share of Common Stock)	$315,242	$315,242	—
Total Dilution to Shareholder A (Total NAV less Total Investment)	—	$(75,723)	(24.0)%
Per Share Amounts
NAV per Share held by Shareholder A	—	$3.79	—
Investment per Share held by Shareholder A (Assumed to be $4.99 per share of Common Stock)	$4.99	$4.99	—
Dilution per Share held by Shareholder A (NAV per Share less Investment per Share)	—	$(1.20)	—
Percentage Dilution to Shareholder A (Dilution per Share divided by Investment per Share)	—	—	(24.0)%

(1)	Represents the Purchase Price of $25.0 million less $1.0 million of estimated fees and expenses expected to be incurred by the Company in connection with the Transactions.

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Required Vote

Approval of the Sale Below NAV Proposal requires the affirmative vote of holders of a “majority of the outstanding voting securities” as defined in the 1940 Act, of (i) the outstanding shares of Common Stock and (ii) the outstanding shares of Common Stock held by persons that are not affiliated persons, as defined in the 1940 Act, of the Company. Under the 1940 Act, the vote of holders of a “majority of the outstanding voting securities” means the vote of the holders of the lesser of (a) 67% or more of the voting securities present or represented by proxy at the special meeting if the holders of more than 50% of the voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. An “affiliated person” is defined under the 1940 Act to include officers, directors and employees of the Company and holders of 5% or more of the outstanding Common Stock.

If you abstain from voting, fail to cast your vote, in person or by proxy, or fail to give voting instructions to your brokerage firm, bank, or other nominee, it will have the same effect as a vote “AGAINST” the Sale Below NAV Proposal.

The Board unanimously recommends that you vote “FOR” the Sale Below NAV Proposal.

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PROPOSAL 2 – APPROVAL OF THE Nasdaq Proposal

We are asking you to approve the Stock Purchase Transaction that would occur under the Stock Purchase Agreement for purposes of compliance with the Nasdaq Listing Rule 5635. Specifically, in accordance with Nasdaq Listing Rules 5635(a) and 5635(b), the issuance to East of shares of Common Stock in the Stock Purchase Transaction in exchange for cash consideration and investment assets results in (i) the issuance of shares of Common Stock (a) having voting power equal to or in excess of 20% of the voting power of the Common Stock outstanding prior to the issuance of the Common Stock to East in the Stock Purchase Transaction and (b) in excess of 20% of the number of shares of Common Stock outstanding prior to the issuance of the Common Stock to East in the Stock Purchase Transaction, and (ii) a change of control (as defined by the Nasdaq Listing Rules) of the Company.

For a summary of and detailed information regarding the Stock Purchase Agreement and Stock Purchase Transaction, please see Proposal 1 and the information about the Stock Purchase Agreement provided throughout this proxy statement.

Approval of the Nasdaq Proposal requires the affirmative vote of the holders of a majority of the votes cast on this proposal at the special meeting. Abstentions and broker non-votes will have no effect on the Nasdaq Proposal.

The Board unanimously recommends that you vote “FOR” the Nasdaq Proposal.

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PROPOSAL 3 – APPROVAL OF THE INVESTMENT MANAGEMENT AGREEMENT PROPOSAL

General

Shareholders are being asked to consider and vote on a proposal to approve the Investment Management Agreement between the Company and the Adviser. The Investment Management Agreement is attached as Appendix B to this proxy statement. The Company will also enter into the Administration Agreement, attached as Appendix C to this proxy statement, with the Adviser. At a meeting of the Board held on January 24, 2019, the Board, including all of our independent directors, unanimously voted to approve the Investment Management Agreement, subject to the approval of the Shareholders, and determined that the Investment Management Agreement is in the best interests of the Company and the Shareholders. The Board then recommended that the Shareholders vote to approve the Investment Management Agreement Proposal.

Shareholders are being asked to approve the Company’s entry into the Investment Management Agreement, pursuant to which the Adviser will become the investment adviser of the Company, because this approval is required by the 1940 Act. The 1940 Act makes it unlawful for any person or entity to serve as an investment adviser to a BDC, except pursuant to a written contract that has been approved by a majority vote of a BDC’s shareholders and the BDC’s board of directors.

Effect on the Company if the Externalization Transaction is Completed

Assuming the Company receives Shareholder approval of the Investment Management Agreement Proposal and subject to, and contingent upon, the consummation of the Stock Purchase Transaction, the Company and the Adviser will enter into the Investment Management Agreement and the Administration Agreement, pursuant to which the Adviser will serve as the Company’s investment adviser and administrator, respectively, following the Closing.

The completion of the Externalization Transaction will result in the Company converting from an internally managed BDC to an externally managed BDC, with the Adviser acting as investment adviser and administrator for the Company.

The Adviser, in its capacity as the investment adviser to the Company after the Closing, expects over time to transition the Company’s portfolio to include more interest-yielding debt securities.

Effect on the Company if the Externalization Transaction is Not Completed

If the Externalization Transaction is not completed, the Company will not enter into the Investment Management Agreement and Administration Agreement with the Adviser, and will continue its focus on conducting business as an internally managed BDC and may consider and evaluate other strategic alternatives.

Reasons for the Proposed Investment Management Agreement and Administration Agreement

If the Shareholders approve the Investment Management Agreement Proposal, the Company’s management structure will change from an internally managed BDC to an externally managed BDC. External management is the organizational structure used by a majority of BDCs and other investment companies. An externally managed BDC does not have any employees, but instead the investment and management functions are provided by an outside investment adviser and administrator under an Investment Management Agreement and Administration Agreement. In addition, if the Investment Management Agreement Proposal is approved by Shareholders, instead of the Company directly compensating any employees, the Company will pay the Adviser for its services pursuant to the terms of the Investment Management Agreement and the Administration Agreement, and the Adviser will then pay its employees for services performed in furtherance of acting as the investment adviser for the Company. Under the terms of the Investment Management Agreement, the fees paid by the Company for managing its affairs will be determined based upon an objective formula, as compared with the current compensation costs, which fluctuate based upon the Board’s determination of compensation structure.

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The Board and the Company’s management believe that it is in the Company’s best interests to change from internal management to an external management structure. In the past, the internally managed structure served the Company well; however, the competitive environment has changed. The shift to external management among registered funds and BDCs reflects a range of developments in the asset management industry. The Company believes that these marketplace trends, and the limitations to which it is inherently subject as an internally managed BDC, place it at a competitive disadvantage to other similar BDCs. In particular, external managers, such as the Adviser, including through its affiliates and members of its Investment Committee, are likely to have access to additional management resources, internal information systems and enhanced analytical capabilities. Because affiliates of the Adviser and members of the Adviser’s Investment Committee advise other funds and pools of assets, these benefits are expected to be made available to the Company. External managers also have greater flexibility to structure employee compensation, providing them with a competitive advantage over internally managed BDCs in compensating and therefor attracting and retaining professional talent. Accordingly, the Adviser, as an external manager, will be better positioned to retain its employees who might otherwise be tempted to leave to join companies with flexible compensation structures and will be better able than the Company to compete for talent with other external advisers. As a result, the Company should benefit from the improved availability of talent at the Adviser.

In addition, given that affiliates of the Adviser and members of the Adviser’s Investment Committee advise other funds and pools of assets, incremental market intelligence and access to deal flow resulting from additional market interactions is expected to be made available to the Company through the Adviser. The Company believes that these additional market interactions could lead to an increase in the number of investment opportunities that are made available to the Company. The Company also believes that the increase in capital available for investment, given the Cash Consideration from the Stock Purchase Transaction, and an increase in the income generating portfolio investments held by the Company, given the Contributed Investment Assets to be contributed by East in the Stock Purchase Transaction, are expected to increase the Company’s net investment income and allow the Company to take advantage of the expected increased investment opportunities.

Prior to reaching their recommendation that you vote “FOR” the Investment Management Agreement Proposal, each independent director evaluated the proposed arrangements and the concept of entering into the Investment Management Agreement at multiple meetings. In its deliberations, the Board considered the likely impact on the Company and the Shareholders if the Company externalized its management function and if the Company failed to externalize its management function, including among other things, the competitive environment and the likely effect on performance and returns.

The 1940 Act requires that Shareholders approve the Investment Management Agreement Proposal prior to the Company entering into the Investment Management Agreement with the Adviser. Therefore, the Board has determined to submit the Investment Management Agreement Proposal for Shareholders’ consideration at the special meeting and recommends that you vote “FOR” its approval.

Comparison of Fiscal Year 2018 Operating Expenses and Pro Forma Operating Expenses Under Investment Management Agreement

The table below compares the compensation expenses and general and administrative expenses incurred by the Company as an internally managed BDC for the year ended December 31, 2018 to the pro forma annual advisory fees and administrative expenses calculated as if the Investment Management Agreement and Administration Agreement had been in place for the year ended December 31, 2018.

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Annual Compensation Expenses, General and Administrative Expense, and Advisory Fees	Existing Internally Managed Cost Structure for the year ended December 31, 2018	Pro Forma Annual Advisory Fees and Administrative Expenses for the year ended December 31, 2018		Difference
Compensation Expenses(1)	$999,317		n/a	n/a
General and Administrative Expenses(2)	$883,356		$684,130	$(199,226)
Base Management Fee(3)	n/a		$482,584	n/a
Incentive Fees(4)	n/a	$	‒	n/a
Total	$1,882,673		$1,166,714	$(715,959)

(1) Consists of expenses currently set forth in the line items titled “Salaries,” “Profit sharing and bonuses” and “Employee benefits” from the Company’s consolidated statement of operations for the year ended December 31, 2018, as disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on March 7, 2019.

(2) Consists of expenses currently set forth in the line items titled “Directors’ fees,” “Professional fees,” Shareholders and office operating,” “Insurance,” “Corporate development,” and “Other operating” from the Company’s consolidated statement of operations for the year ended December 31, 2018, as disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on March 7, 2019.

(3) Base Management Fee for the year ended December 31, 2018 was calculated based upon the Company’s total assets (other than cash or cash equivalents but included assets purchased with borrowed funds) owned during the year ended December 31, 2018, and was not calculated to reflect the Company’s expected ownership of the Contributed Investment Assets, assuming completion of the Stock Purchase Transaction. As of December 31, 2018, the parties have determined that the Contributed Investment Assets have a Contributed Investment Assets Fair Value of $13.1 million.

(4) Under the terms of the Investment Management Agreement, no Incentive Fees would have been payable by the Company to the Adviser during the year ended December 31, 2018.

Proposed Externalization of the Company’s Management

The proposed Investment Management Agreement provides that the Adviser will act as investment adviser to the Company, with authority to invest and reinvest the Company’s property in accordance with such limitations as are imposed by law or as may be imposed by the Board from time to time. The Adviser will oversee the administration, recordkeeping of the Company or oversee third parties performing such functions for the Company. Customary general and administrative costs of the Adviser will be allocated to the Company pursuant to the terms of the Administration Agreement.

Approval of the Investment Management Agreement Proposal by the Shareholders and the subsequent externalization of the Company’s management will not affect the control the Board exercises over the affairs of the Company. For example, the Board would continue to hold formal quarterly meetings to review the Company’s affairs, and would receive, at least quarterly, statements from the Adviser detailing changes in the Company’s portfolio. In addition, the Board will be responsible for overseeing the Adviser and determining whether to retain the Adviser subject to the terms of the Investment Management Agreement. In addition, after the initial two-year term of the Investment Management Agreement, the Investment Management Agreement may be extended for successive one-year periods by vote of the Board (including the separate vote of the independent directors) or, if the Board so chooses, by a vote of the Shareholders. The Investment Management Agreement may also be terminated without penalty by the Company or by the Adviser upon 60 days’ written notice to the other party. See “Duration and Termination of the Investment Management Agreement” below.

As more fully discussed below under “Board Approval of the Investment Management Agreement,” the Board believes that an externalized management structure could provide a number of potential benefits for the Company and Shareholders, including, in particular: (1) the potential for increased access to investment opportunities as a result of the Adviser’s pipeline of investment opportunities, (2) the ability for the Company to maintain a more diversified portfolio and (3) advantages in the investment decision making process by use of the Investment Committee. In short, the Board believes that entering into the Investment Management Agreement and retaining the Adviser positions the Company for continued growth and creates potential benefits for the Shareholders.

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About the Adviser

The Adviser is a newly formed investment advisor that intends to register with the SEC pursuant to the Advisers Act. The Adviser will initially be owned by East and Brian Collins. The Adviser’s principal investment portfolio managers will be Messrs. Grum and Penberthy, who will manage the Company’s investment portfolio on a day-to-day basis. Messrs. Grum and Penberthy do not currently provide portfolio advisory services to any accounts other than the Company. The Adviser believes that its access to business and deal sourcing networks will help provide it with access to additional deal flow that it expects to be appropriate for the Company’s investment strategy. In addition, the Adviser believes that it will be able to provide advantages in the investment decision making process relative to the current internally managed structure. Through the addition of the East’s industry relationships, including East’s ties to the Pegula family, it is expected that the Company will be able to take advantage of a significant increase in available investment opportunities. The Adviser expects to leverage its relationship with East through Adam Gusky, Chief Investment Officer of East, in his role as East’s designee on the Investment Committee, and expects to have access to East’s investment involvement with other family offices and deal sourcing networks. Examples of such investment opportunities include the yielding Contributed Investment Assets that are being contributed to the Company by East in exchange for shares of Common Stock in the Stock Purchase Transaction.

The Adviser may in the future form additional investment funds, including other BDCs. To the extent any such funds formed by the Adviser have a similar investment strategy to the Company, the Adviser will allocate investment opportunities to in accordance with the Adviser’s allocation policy. The Adviser expects that its initial allocation policy will require that any investment opportunity that fits within the Company’s investment strategy will first be allocated to the Company, subject to available capital and any regulatory or tax limitations or restrictions.

About the Investment Process of the Adviser

All decisions to acquire or dispose of assets on behalf of the Company will be made by the Adviser’s investment committee (the “Investment Committee”). Each such decision must be approved by a majority of Investments Committee members.

Through the combined resources available to the Adviser based upon the relationships of the Investment Committee members, the Adviser has access to significant research resources, experienced investment professionals, internal information systems and a credit analysis framework and investment process. The Adviser intends to utilize a highly involved and interactive investment management process. The investment process seeks to select only those investments that the Adviser believes have the most attractive risk/reward characteristics. The Adviser expects that the process will involve several levels of review, and is coordinated in an effort to identify risks in potential investments. The Adviser expects to apply its expertise to screen investment opportunities for the Company as described below.

All potential investment opportunities will undergo an initial informal review by Messrs. Grum and Penberthy, as the Adviser’s investment professionals. The Adviser expects that each potential investment opportunity that an investment professional determines merits consideration will be presented and evaluated at a weekly meeting in which the Adviser’s investment professionals and other members of the Investment Committee discuss the merits and risks of each potential investment opportunity, as well as the due diligence process and the pricing and structure for the investment. If the Adviser’s investment professionals believe an investment opportunity merits further review, it is expected that the Adviser’s investment professionals will prepare and present to the Investment Committee for initial review a prescreen memorandum that generally describes the potential transaction and includes a description of the risks, due diligence process and proposed structure and pricing for the proposed investment opportunity.

Prior to making an investment, the Adviser’s investment professionals will conduct rigorous diligence on each investment opportunity. In connection with its due diligence on a potential investment opportunity, the Adviser intends to utilize its internal diligence resources, which include its internally developed credit analytical framework, subscriptions to third party research resources, discussions with industry experts, internal information sharing systems and the analytical expertise of its investment professionals. The Adviser expects that it will review, among other items, the company’s historical financials, industry drivers and outlook, competitive threats, customer concentration, asset coverage, projected financials and credit metrics, and management background checks.

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Upon review of the prescreen memorandum, if a majority of the Investment Committee approves proceeding with the review of an investment opportunity, the Adviser’s investment professionals will continue their diligence and deal structuring plans, and it is expected that the Adviser’s investment professionals will prepare a credit approval memorandum for review by the Investment Committee, which will update the prescreen memorandum with more deal specific detail, including an update to the diligence process and any changes in the structure and pricing of the proposed investment. Upon approval by a majority of the members of the Investment Committee of the proposed investment as presented in the credit approval memorandum, it is expected that the Adviser’s Chief Executive Officer will review any amendments before finalizing and closing negotiations with respect to the proposed investment.

The Investment Committee will be composed five individuals, including three individuals to be designated by East. The Investment Committee is expected to initially consist of the following individuals:

●	Brian Collins, an East designee;
●	Allen F. Grum;
●	Adam Gusky, an East designee;
●	Scott Barfield, an East designee; and
●	Daniel P. Penberthy.

Brian Collins – Mr. Collins is a cofounder and the Managing Member of the Adviser and will serve on the Investment Committee. He was previously the managing partner of The Collins Group, which was a private investment firm located in Boston, Massachusetts. This company specialized in early stage equity and bridge financing. He has worked on the due diligence, deal structuring and financing for several private equity deals in different industries including real estate, biotechnology, and manufacturing. He also oversees a portfolio of companies in a variety of different industries, and has served on the boards of several of these firms. Mr. Collins is also the managing member of a real estate-focused limited liability company, which owns and/or manages both commercial and residential real estate. Mr. Collins earned his Master of Business Administration from Bentley University and his Bachelor of Science degree from Lehigh University.

Allen F. “Pete” Grum – As an investment professional of the Adviser, Mr. Grum will be responsible, along with Mr. Penberthy, for the day to day management of the Company’s investment portfolio and will also serve on the Investment Committee. Mr. Grum has served as President and Chief Executive Officer of the Company since 1996. Prior thereto, Mr. Grum served as Senior Vice President of the Company commencing in June 1995. From 1994 to 1995, Mr. Grum was Executive Vice President of Hamilton Financial Corporation and from 1991-1994 he served as Senior Vice President of Marine Midland Mortgage Corporation. Mr. Grum serves on a number of Boards of Directors of companies in which the Company has an investment.

Adam Gusky – Mr. Gusky has been the Chief Investment Officer of East since its inception in 2010 and will serve on the Investment Committee. During his tenure, East has underwritten over 100 private transactions and has invested in over 30 loan or preferred equity transactions totaling over $200,000,000 of invested capital. Prior to joining East, Mr. Gusky worked for CNN/Sports Illustrated and O2 Wireless Solutions. Mr. Gusky earned both his Master of Business Administration and his Bachelor of Arts degrees from Duke University, and as an undergraduate was the captain of the Duke University Men’s Tennis Team, which won three ACC Team Championships during his years there.

Scott Barfield - Mr. Barfield currently serves as a Managing Director within BlueArc Mezzanine Partners, the mezzanine lending strategy of BlueArc Capital Management. He is responsible for the origination, execution, monitoring, and realization of investments within the fund and will serve on the Investment Committee. With more than 25 years of experience working with middle market companies, Mr. Barfield has executed M&A, capital raise, and principal investment transactions aggregating over $10 billion in value. Prior to joining BlueArc Mezzanine Partners, Mr. Barfield was a Principal in the debt investment arm of H.I.G. Capital, a $20 billion private equity and debt investment firm. Prior to H.I.G. Capital, he was a Partner at Nancy Creek Capital, a mezzanine debt fund focused on the lower middle market. At Nancy Creek Capital, Mr. Barfield raised institutional and high-net worth capital, originated and executed on new debt and equity transactions, monitored the portfolio, served on company board of directors, and guided the successful realization of investments. Prior to Nancy Creek Capital, Mr. Barfield worked within the Investment Banking group of Wachovia Securities. Over 11 years at Wachovia Securities, he worked within various M&A and debt capital market groups, including private equity and mezzanine placement, high yield, investment grade senior notes, and origination. Prior to Wachovia Securities, he began his career at Ernst & Young, first within corporate tax consulting and then within the National Corporate Finance practice. He has a B.S. in Business Administration and a Master of Accounting degree, both from the Kenan-Flagler Business School at UNC – Chapel Hill. He received his CPA license in 1995 (inactive).

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Daniel P. Penberthy – As an investment professional of the Adviser, Mr. Penberthy will be responsible, along with Mr. Grum, for the day to day management of the Company’s investment portfolio and will also serve on the Investment Committee. The Adviser also expects to recommend that the Board appoint Mr. Penberthy as Chief Compliance Officer of the Company. Mr. Penberthy has served as Treasurer of the Company since August 1997. Since January 2002, Mr. Penberthy has served as the Company’s Executive Vice President, and he has continued to serve as the Chief Financial Officer of the Company since 1997. Mr. Penberthy has also previously served as the Company’s Chief Compliance Officer. From 1993 to 1997, Mr. Penberthy served as Chief Financial Officer for both the Greater Buffalo Partnership (formerly the Chamber of Commerce) and the Greater Buffalo Convention and Visitors Bureau. Prior thereto, from 1990 to 1993, Mr. Penberthy was previously employed by Greater Buffalo Development Foundation and KPMG.

Terms of the Investment Management Agreement

The following description is qualified in its entirety by reference to the form of Investment Management Agreement attached hereto as Appendix B.

Under the terms of the Investment Management Agreement, the Adviser will manage the investment and reinvestment of our assets, and, without limiting the generality of the foregoing:

(i)	determine the composition of the portfolio of the Company, the nature and timing of the changes therein and the manner of implementing such changes;

(ii)	identify, evaluate and negotiate the structure of the investments made by the Company;

(iii)	execute, close, service and monitor the investments that the Company makes;

(iv)	determine the securities and other assets that the Company will purchase, retain or sell;

(v)	perform due diligence on prospective portfolio companies and investments; and

(vi)	provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its assets.

The Adviser’s services under the Investment Management Agreement are not exclusive, and it may furnish similar services to other entities. In addition, subject to compliance with the requirements of the 1940 Act, the Adviser is authorized to enter into one or more sub-advisory agreements with other investment advisors (each a “Sub-Advisor”), including for purposes of recommending specific securities or other investments based upon the Company’s investment objectives and policies, and working, along with the Adviser, in structuring, negotiating, arranging or effecting the acquisition or disposition of investments and monitoring investments on behalf of the Company. Under the terms of the Investment Management Agreement, the Adviser, and not the Company, will be responsible for any compensation that is payable to any Sub-Adviser.

Under the Investment Management Agreement, the Company will pay the Adviser, as compensation for the investment advisory and management services, fees consisting of two components: (i) the Base Management Fee and (ii) the Incentive Fee.

Base Management Fee

The Base Management Fee will be 1.50% of per annum of the Company’s total assets (other than cash or cash equivalents but including assets purchased with borrowed funds), determined according to procedures duly adopted by the Board.

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For services rendered during the period commencing from the effective date of the Investment Management Agreement, through and including the end of the first calendar quarter of the Company’s operations after this effective date, the Base Management Fee will be payable monthly in arrears. In addition, until the first calendar quarter of the Company’s operations after the effective date of the Investment Management Agreement, the Base Management Fee will be calculated based on the initial value of the Company’s total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) after giving effect to the contribution of the Contributed Investment Assets. Subsequently, the Base Management Fee will be calculated based on the average value of the Company’s total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed calendar quarters. Base Management Fees for any partial month or quarter will be appropriately prorated.

Incentive Fee

The Incentive Fee will be comprised of two parts: (1) the Income Based Fee and (2) the Capital Gains Fee.

Income Based Fee

The Income Based Fee will be calculated and payable quarterly in arrears based on the Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter and shall be payable promptly following the filing of the Company’s financial statements for such quarter.

For purposes of the Investment Management Agreement, Pre-Incentive Fee Net Investment Income is defined as interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued by the Company during the relevant calendar quarter, minus the Company’s operating expenses for such calendar quarter (including the Base Management Fee, expenses payable under the Administration Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding any portion of Incentive Fee).

Pre-Incentive Fee Net Investment Income includes any accretion of original issue discount, market discount, payment-in-kind interest, payment-in-kind dividends or other types of deferred or accrued income, including in connection with zero coupon securities, that the Company and its consolidated subsidiaries have recognized in accordance with GAAP, but have not yet received in cash (collectively, “Accrued Unpaid Income”). Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized and unrealized capital losses or unrealized capital appreciation or depreciation.

Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s net assets (defined as total assets less indebtedness) at the end of the immediately preceding calendar quarter, will be compared to a “hurdle rate”, expressed as a rate of return on the value of the Company’s net assets at the end of the most recently completed calendar quarter, of 1.75% per quarter (7% annualized). The Company will pay the Adviser an Incentive Fee with respect to the Company’s Pre-Incentive Fee Net Investment Income in each calendar quarter as follows:

(i)	no Income Based Fee in any quarter in which the Pre-Incentive Fee Net Investment Income for such quarter does not exceed the hurdle rate of 1.75% (7.00% annualized);

(ii)	100% of the Pre-Incentive Fee Net Investment Income for any calendar quarter with respect to that portion of the Pre-Incentive Fee Net Investment Income for such calendar quarter, if any, that exceeds the hurdle rate of 1.75% (7.00% annualized) but is less than 2.1875% (8.75% annualized); and

(iii)	20% of the amount of the Pre-Incentive Fee Net Investment Income for any calendar quarter with respect to that portion of the Pre-Incentive Fee Net Investment Income for such calendar quarter, if any, that exceeds 2.1875% (8.75% annualized).

However, the Income Based Fee paid to the Adviser for any calendar quarter that begins more than two years and three months after the effective date of the Investment Management Agreement shall not be in excess of the Incentive Fee Cap. The “Incentive Fee Cap” for any quarter is an amount equal to (1) 20.0% of the Cumulative Net Return (as defined below) during the relevant Income Based Fee Calculation Period (as defined below) minus (2) the aggregate Income Based Fee that was paid in respect of the calendar quarters included in the relevant Income Based Fee Calculation Period.

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For purposes of the calculation of the Income Based Fee, “Income Based Fee Calculation Period” is defined as, with reference to a calendar quarter, the period of time consisting of such calendar quarter and the additional quarters that comprise the lesser of (1) the number of quarters immediately preceding such calendar quarter that began more than two years after the effective date of the Investment Management Agreement or (2) the eleven calendar quarters immediately preceding such calendar quarter.

For purposes of the calculation of the Income Based Fee, “Cumulative Net Return” is defined as (1) the aggregate net investment income in respect of the relevant Income Based Fee Calculation Period minus (2) any Net Capital Loss, if any, in respect of the relevant Income Based Fee Calculation Period. If, in any quarter, the Incentive Fee Cap is zero or a negative value, the Company will pay no Income Based Fee to the Adviser for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is a positive value but is less than the Income Based Fee that is payable to the Adviser for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Company will pay an Income Based Fee to the Adviser equal to the Incentive Fee Cap for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is equal to or greater than the Income Based Fee that is payable to the Adviser for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Company will pay an Income Based Fee to the Adviser equal to the Income Based Fee calculated as described above for such quarter without regard to the Incentive Fee Cap.

For purposes of the calculation of the Income Based Fee, “Net Capital Loss,” in respect of a particular period, means the difference, if positive, between (1) aggregate capital losses, whether realized or unrealized, in such period and (2) aggregate capital gains, whether realized or unrealized, in such period.

Any Income Based Fee otherwise payable under the Investment Management Agreement with respect to Accrued Unpaid Income (such fees being the “Accrued Unpaid Income Based Fees”) shall be deferred, on a security by security basis, and shall become payable to the Adviser only if, as, when and to the extent cash is received by the Company or its consolidated subsidiaries in respect of any Accrued Unpaid Income. Any Accrued Unpaid Income that is subsequently reversed by the Company in connection with a write-down, write-off, impairment or similar treatment of the investment giving rise to such Accrued Unpaid Income will, in the applicable period of reversal, (1) reduce Pre-Incentive Fee Net Investment Income and (2) reduce the amount of Accrued Unpaid Income Based Fees. Subsequent payments of Accrued Unpaid Income Based Fees deferred pursuant to this paragraph shall not reduce the amounts otherwise payable for any quarter as an Income Based Fee.

Capital Gains Fee

The Capital Gains Fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement), commencing with the calendar year ending on December 31, 2019. Under the terms of the Investment Management Agreement, the Capital Gains Fee is calculated at the end of each applicable year by subtracting (1) the sum of the Company’s cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (2) the Company’s cumulative aggregate realized capital gains, in each case calculated from the effective date of the Investment Management Agreement. If this amount is positive at the end of any calendar year, then the Capital Gains Fee for such year is equal to 20.0% of such amount, less the cumulative aggregate amount of Capital Gains Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Fee payable for that calendar year. If the Investment Management Agreement is terminated as of a date that is not a calendar year end, the termination date shall be treated as though it were a calendar year end for purposes of calculating and paying the Capital Gains Fee.

For purposes of the Capital Gains Fee:

The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in the Company’s portfolio when sold and (b) the accreted or amortized cost basis of such investment.

The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in the Company’s portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in the Company’s portfolio as of the applicable Capital Gains Fee calculation date and (b) the accreted or amortized cost basis of such investment.

The accreted or amortized cost basis of an investment shall mean, with respect to an investment owned by the Company as of the effective date of the Investment Management Agreement, the fair value of that investment as set forth in the Company’s most recently filed Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as applicable, as filed with the SEC prior to the effective date of the Investment Management Agreement and, with respect to an investment acquired by the Company subsequent to the effective date of the Investment Management Agreement, the accreted or amortized cost basis of such investment as reflected in the Company’s financial statements.

Example 1: Income Based Fee Calculations:*

Alternative 1

Assumptions:

Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle rate(1) = 1.75%

Base Management Fee(2) = 0.375%

Other expenses (legal, accounting, transfer agent, etc.) = 0.20%

Pre-Incentive Fee Net Investment Income (investment income – (Base Management Fee + other expenses)) = 0.675%

Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate, therefore there is no Income Based Fee is payable for the calendar quarter.

Alternative 2

Assumptions:

Investment income (including interest, dividends, fees, etc.) = 2.70%

Hurdle rate(1) = 1.75%

Base Management Fee(2) = 0.375%

Other expenses (legal, accounting, transfer agent, etc.) = 0.20%

Pre-Incentive Fee Net Investment Income (investment income – (Base Management Fee + other expenses)) = 2.125%

Income Based Fee (subject to “catch up”)(3) = 100.00% × (2.125% – 1.75%) = 0.375%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision, therefore the Income Based Fee payable for the calendar quarter is 0.375%.

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Alternative 3

Assumptions:

Investment income (including interest, dividends, fees, etc.) = 3.50%

Hurdle rate(1) = 1.75%

Base Management Fee(2) = 0.375%

Other expenses (legal, accounting, transfer agent, etc.) = 0.20%

Pre-Incentive Fee Net Investment Income (investment income – (management fee + other expenses)) = 2.925%

Income Based Fee (subject to “catch up”)(3) = 100.00% × “catch-up” + (20.00% × (Pre-Incentive Fee Net Investment Income above 2.1875%))

Catch-up = 2.1875% – 1.75% = 0.4375%

Income Based Fee = (100.00% × .4375%) + (20.00% × (2.925% – 2.1875%))

= 0.4375% + (20.00% × 0.7375%)

= 0.4375% + 0.1475%

= 0.585%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, and fully satisfies the “catch-up” provision, therefore the Income Based Fee payable for the calendar quarter is 0.585%.

* For ease of review, (i) the hypothetical amounts of Pre-Incentive Fee Net Investment Income, investment income, Base Management Fee, other expenses, and Income Based Fee are each expressed as a percentage of total assets, though as described in greater detail above, each of these amounts will be calculated as a numerical dollar amount as set forth in the Investment Management Agreement, (ii) the hypothetical amount of the Base Management Fee is assumed to be consistent from quarter to quarter, and (iii) these examples each assume that the Incentive Fee Cap (as described above) is not yet in effect.

(1)	Represents 7.00% annualized hurdle rate.

(2)	Represents 1.50% annualized Base Management Fee.

(3)	The “catch-up” provision is intended to provide the Adviser with an Income Based Fee of 20.00% on all Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when the Company’s Pre-Incentive Net Investment Income exceeds 1.75% in any calendar quarter.

Example 2: Capital Gains Fee Calculations:

Alternative 1

Assumptions:

Year 1: $20.0 million investment made in Company A (“Investment A”), and $30.0 million investment made in Company B (“Investment B”)

Year 2: Investment A sold for $50.0 million and fair market value (“FMV”) of Investment B determined to be $32.0 million

Year 3: FMV of Investment B determined to be $25.0 million

Year 4: Investment B sold for $31.0 million

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The Capital Gains Fees, if any, would be calculated as follows:

Year 1: None

Year 2: Capital Gains Fee of $6.0 million — ($30.0 million realized capital gains on sale of Investment A multiplied by 20.0%)

Year 3: None — $5.0 million (20.0% multiplied by ($30.0 million cumulative capital gains less $5.0 million cumulative capital depreciation)) less $6.0 million (previous Capital Gains Fee paid in Year 2)

Year 4: Capital Gains Fee of $0.2 million — $6.2 million ($31.0 million cumulative realized capital gains multiplied by 20.0%) less $6.0 million (Capital Gains Fee taken in Year 2)

Alternative 2

Assumptions:

Year 1: $20.0 million investment made in Company A (“Investment A”), $30.0 million investment made in Company B (“Investment B”) and $25.0 million investment made in Company C (“Investment C”)

Year 2: Investment A sold for $50.0 million, FMV of Investment B determined to be $25.0 million and FMV of Investment C determined to be $25.0 million

Year 3: FMV of Investment B determined to be $27.0 million and Investment C sold for $30.0 million

Year 4: FMV of Investment B determined to be $35.0 million

Year 5: Investment B sold for $20.0 million

The Capital Gains Fees, if any, would be calculated as follows:

Year 1: None

Year 2: $5.0 million Capital Gains Fee — 20.0% multiplied by $25.0 million ($30.0 million realized capital gains on Investment A less $5.0 million unrealized capital depreciation on Investment B)

Year 3: $1.4 million Capital Gains Fee — $6.4 million (20.0% multiplied by $32.0 million ($35.0 million cumulative realized capital gains less $3.0 million unrealized capital depreciation)) less $5.0 million Capital Gains Fee received in Year 2

Year 4: $0.6 million Capital Gains Fee — $7.0 million (20.0% multiplied by $35.0 million cumulative realized capital gains) less cumulative $6.4 million Capital Gains Fee received in Year 2 and Year 3

Year 5: None — $5.0 million (20.0% multiplied by $25.0 million (cumulative realized capital gains of $35.0 million less realized capital losses of $10.0 million)) less $7.0 million cumulative Capital Gains Fee paid in Year 2, Year 3 and Year 4

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Payment of Expenses

Under the terms of Investment Management Agreement, all investment professionals of the Adviser and its staff, when and to the extent engaged in providing investment advisory services for the Company, and the compensation of such personnel and the general office and facilities and overhead expenses incurred by the Adviser in maintaining its place of business allocable to these services, will be provided and paid for by the Adviser and not by the Company. The Company will bear all other costs and expenses of its operations and transactions, including those relating to:

(i)	organization;

(ii)	calculating the Company’s NAV (including the cost and expenses of any independent valuation firm);

(iii)	expenses incurred by the Adviser payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for the Company and in monitoring the Company’s investments and performing due diligence on its prospective portfolio companies;

(iv)	interest payable on debt, if any, incurred to finance the Company’s investments;

(v)	offerings of the Company’s Common Stock and other securities;

(vi)	investment advisory and management fees payable under the Investment Management Agreement, but excluding any fees payable to any Sub-Adviser;

(vii)	administration fees payable under the Administration Agreement;

(viii)	transfer agent and custodial fees;

(ix)	federal and state registration fees;

(x)	all costs of registration and listing the Company’s shares on any securities exchange;

(xi)	federal, state and local taxes;

(xii)	independent directors’ fees and expenses;

(xiii)	costs of preparing and filing reports or other documents required by governmental bodies (including the SEC);

(xiv)	costs of any reports, proxy statements or other notices to shareholders, including printing costs;

(xv)	the Company’s allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

(xvi)	direct costs and expenses of administration, including independent auditors and outside legal costs; and

(xvii)	all other expenses incurred by the Company or the Adviser in connection with administering the Company’s business (including payments under the Administration Agreement based upon the Company’s allocable portion of the Advisor’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of the Company’s chief financial officer and chief compliance officer and their respective staffs (including travel expenses))

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Indemnification under the Investment Management Agreement

The Investment Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Adviser, its members and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person affiliated with any of them (collectively, the “Indemnified Parties”), are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under the Investment Management Agreement or otherwise as an investment adviser of the Company.

Duration and Termination of Investment Management Agreement

The Investment Management Agreement will remain in effect for two years after the date it is signed. Thereafter, it will continue to renew automatically for successive annual periods so long as such continuance is specifically approved at least annually by: (i) the vote of the Board, or by the vote of Shareholders holding a majority of the outstanding voting securities of the Company; and (ii) the vote of a majority of the Company’s independent directors, in either case, in accordance with the requirements of the 1940 Act. The Investment Management Agreement may be terminated at any time, without the payment of any penalty, upon sixty (60) days’ written notice, by: (a) by vote of a majority of the Board or by vote of a majority of the outstanding voting securities of the Company (as defined in the 1940 Act); or (b) the Adviser. Furthermore, the Investment Management Agreement will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the 1940 Act).

Notwithstanding the termination or expiration of the Investment Management Agreement, the Adviser will be entitled to any amounts owed as payment of the Base Management Fees and the Incentive Fees through the date of termination or expiration.

Terms of the Administration Agreement

The following description is qualified in its entirety by reference to the form of Administration Agreement attached hereto as Appendix C.

In connection with the Closing, the Company will enter into an Administration Agreement with the Adviser. Under the terms of the Administration Agreement, the Adviser has agreed to perform (or oversee, or arrange for, the performance of) the administrative services necessary for the operation of the Company, including, but not limited to, office facilities, equipment, clerical, bookkeeping, finance, accounting, compliance and record keeping services at such office facilities and such other services as the Adviser, subject to review by the Board, will from time to time determine to be necessary or useful to perform its obligations under the Administration Agreement. The Adviser shall also, on behalf of the Company, arrange for the services of, and oversee, custodians, depositories, transfer agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Adviser will make reports to the Board regarding its performance of the obligations under the Administration Agreement and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Company as it will determine to be desirable.

The Adviser shall be responsible for the financial and other records that the Company is required to maintain and shall prepare all reports and other materials required to be filed with the SEC or any other regulatory authority, including reports to Shareholders. In addition, the Adviser will assist the Company in determining and publishing the Company’s NAV, overseeing the preparation and filing of the Company’s tax returns, and the printing and dissemination of reports to Shareholders, and generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. The Administrator will provide on the Company’s behalf significant managerial assistance to those portfolio companies to which the Company is required to provide such assistance.

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In full consideration of the provision of the services of the Adviser, the Company shall reimburse the Adviser for the costs and expenses incurred by the Adviser in performing its obligations and providing personnel and facilities thereunder. Costs and expenses to be borne by the Company will include those relating to: organization; calculating NAV (including the cost and expenses of any independent valuation firm); expenses incurred by the Administrator payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for the Company and in monitoring the Company’s investments and performing due diligence on its prospective portfolio companies; interest payable on debt, if any, incurred to finance the Company’s investments; offerings of Common Stock and other securities by the Company; investment advisory and management fees (other than fees (if any) payable to a sub-advisor retained by the Adviser under the Investment Management Agreement); administration fees; transfer agent and custodial fees; federal and state registration fees; all costs of registration and listing the Common Stock on any securities exchange; federal, state, local and other taxes; independent directors’ fees and expenses; costs of preparing and filing reports or other documents required by governmental bodies (including the SEC); costs of any reports, proxy statements or other notices to Shareholders, including printing costs; the Company’s allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including independent auditors and outside legal costs; and all other expenses incurred by the Company or the Adviser in connection with administering the Company’s business, including payments under the Administration Agreement based upon the Company’s allocable portion of the Adviser’s overhead in performing its obligations under the Administration Agreement, including rent (if office space is provided by the Adviser) and the allocable portion of the cost of the Company’s chief financial officer and chief compliance officer and their respective staffs (including travel expenses).

The Administration Agreement will commence on the same date as the Investment Management Agreement and remain in effect for two years, and thereafter will continue automatically for successive annual periods so long as such continuance is specifically approved at least annually by the Board, including a majority of the independent directors. The Administration Agreement may be terminated at any time, without the payment of any penalty, by vote of the directors of the Company, or by the Adviser, upon 60 days’ written notice to the other party. The Administration Agreement may not be assigned by a party without the consent of the other party.

Board Approval of the Investment Management Agreement

At the in person meeting of the Board held on January 24, 2019, the Board, including all of the independent directors, unanimously approved the Investment Management Agreement. The Board, including the independent directors, met on multiple occasions in connection with their review of the Investment Management Agreement and the Externalization Transaction. In reaching its decision to approve the Investment Management Agreement, the Board, including all of the independent directors, reviewed a significant amount of information, which had been furnished by the Adviser at the request of the Board. In reaching a decision to approve the Investment Management Agreement, the Board considered, among other things:

●	the nature, quality and extent of the advisory and other services to be provided to the Company by the Adviser;

●	comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives;

●	the Company’s projected operating expenses and expense ratio compared to BDCs with similar investment objectives;

●	the absence of any known potential future sources of indirect income to the Adviser from its relationships with the Company;

●	information about the services to be performed and the personnel performing such services under the Investment Management Agreement;

●	the organizational capability and financial condition of the Adviser and its affiliates; and

●	the possibility of obtaining similar services from other third-party service providers or continuing to obtain such services through an internally managed structure.

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Nature, Extent and Quality of Services to be Provided

The Board considered the Adviser’s expected responsibilities under the Investment Management Agreement, which would consist of its involvement in all aspects of the day-to-day investment management of the Company. In considering the nature, extent and quality of the investment management services proposed to be provided by the Adviser, the Board noted that it had previously reviewed the written responses of the Adviser to inquiries from counsel on behalf of the Board, which included, among other things, information about the background and experience of its management, investment professionals and members of the Investment Committee. Even though the Adviser is newly formed, the Board considered information regarding the background and experience of the members of the Investment Committee as indicative of the quality of investment management services expected to be provided to the Company.

The Board discussed the Adviser’s proposed approach to the investment process, including its intended focus on investment in debt securities, consisting primarily of debt securities of middle-market companies, in the form of senior secured, second lien secured, subordinated and mezzanine loans as well as unitranche facilities and in preferred equity securities. In connection with the investment advisory services proposed to be provided, the Board considered the additional transaction sourcing opportunities that the Adviser and the Investment Committee are expected to make available, including an increased deal pipeline by geography, size and investment type, the enhanced analytical and operational capabilities of the Adviser and its affiliates that are expected to be utilized, and the rigorous approach to due diligence and structuring under the Adviser’s proposed investment decision making process in order to select investments with the most attractive risk and reward characteristics. The Board also considered other investment management services to be provided to the Company, such as the provision of managerial assistance to portfolio companies and monitoring adherence to the Company’s restrictions under the 1940 Act. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Company by the Adviser.

Expected Costs of Services Provided and Economies of Scale; Anticipated Profitability

The Board considered the costs the Company is expected to incur after entry into the Investment Management Agreement based on information provided by the Adviser. The Board focused on the various estimated pro forma asset-to-expense ratios of the Company (assuming the contribution by East of the Contributed Investment Assets) and the benchmark thereof against a peer group of BDCs. Company Management noted to the Board that in all such cases the Company’s estimated pro forma asset-to-expense ratios were significantly below the average of the peer group.

The Board considered the extent to which economies of scale may be realized if the Company grows. The Board noted that economies of scale are difficult to generate now or in the near future given the Company’s current small size.

The Board also reviewed information from the Adviser regarding the anticipated profitability to the Adviser from its relationship with the Company, noting that the Adviser does not expect to earn any material level of profit from its relationship with the Company or to derive any material indirect benefits from its relationship with the Company. The Board also took into account the fact that the Adviser will provide certain administrative services to the Company, pursuant to the Administration Agreement, and that the Company would reimburse the Adviser at cost for the allocable portion of overhead and other expenses incurred by the Adviser in performing its obligations under the Administration Agreement. Based on its review and evaluation of the information provided, the Board concluded, within the context of its overall determinations regarding the Investment Management Agreement, that the Adviser’s expected profitability supported the Board’s decision to approve the Investment Management Agreement.

Investment Performance

As a newly formed entity, the Adviser did not provide any information regarding its investment performance, as such information does not exist. However, even though this investment performance information was not available, the Company gained comfort on past performance based on the significant investment experience held by each of the members of the Investment Committee.

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Comparison of Management Fee and Expense Ratio to Other Business Development Companies

The Board reviewed and considered comparative data with respect to the expense ratios and the amount and structure of the expenses paid by the Company’s peer group. As a general matter, the Board noted that the proposed fee structure under the Investment Management Agreement was generally consistent with the fee structure used by peer BDC firms under their respective investment management agreements. Specifically, the Board noted that the Base Management Fee of 1.50% per annum would be below the median of base management fees charged in the peer group. They also noted that the exclusion of cash and cash equivalents from the calculation of the Base Management Fee is more beneficial to Shareholders than certain other management fee structures in the peer group. The Board then noted that the 7% hurdle rate relating to the Income Based Fee and the other thresholds used in the Income Based Fee were generally consistent with the income based fee structure used by the peer group. The Board also discussed the fact that the Income Based Fee included certain other features that were favorable for Shareholders, such as the three-year look-back feature relating to the Income Based Fee, which would be used for the quarter that begins more than two years and three months after the effective date of the Investment Management Agreement, the Incentive Fee Cap feature, and the Accrued Unpaid Income Based Fee feature whereby the Company will only be required to make cash payments to the Adviser with respect to Accrued Unpaid Income to the extent cash is received by the Company. With respect to the Capital Gains Fee, the Board noted that a rate of 20.0% was consistent with the rate used by the peer group. See “Proposal 3 – Approval of the Investment Management Agreement – Incentive Fee” for more information.

As the Adviser is a newly formed entity with no other current clients, the Board was unable to compare the services to be rendered and fees to be charged under the Investment Management Agreement with those services rendered and fees charged to other clients.

Based on the information reviewed and the considerations detailed above, the Board, including the independent directors, concluded that the fee and expense structure is fair and reasonable in relation to the services to be provided under the Investment Management Agreement.

Experience of Management Team and Personnel

The Board discussed the experience of the members of the Investment Committee, other than the current members of Company Management. The Board observed that each such member of the Investment Committee had substantial significant investment experience and each had a skill set that they expected to enhance the investment decision making process for the Adviser. With respect to the members of Company Management who will serve on the Investment Committee, the Board noted that they were already well aware of their substantial capabilities and felt that having existing Company Management become employees of the Adviser would provide further support and stability to the investment making process, which they expected to be beneficial for Shareholders.

Conclusion

No single factor was determinative of the decision of the Board, including all of the independent directors, to approve the Investment Management Agreement and individual directors may have weighed certain factors differently. Following this process, the Board, including all of the independent directors, unanimously voted to approve the Investment Management Agreement subject to Shareholder approval.

Required Vote

Approval of the Investment Management Agreement Proposal requires the affirmative vote of holders of a “majority of the outstanding voting securities” as defined in the 1940 Act, of the outstanding shares of Common Stock of the Company. Under the 1940 Act, the vote of holders of a “majority of the outstanding voting securities” means the vote of the holders of the lesser of (a) 67% or more of the voting securities present or represented by proxy at the special meeting if the holders of more than 50% of the voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” Proposal 3.

The Board unanimously recommends that you vote “FOR” the Investment Management Agreement Proposal.

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PROPOSAL 4 – Certificate of Incorporation Amendment Proposal

Background and Purpose of the Proposal

We are seeking Shareholder approval of Certificate of Incorporation Amendment Proposal to approve the Amendment to the Certificate of Incorporation of the Company, which is attached as Appendix E, to increase the number of shares of Common Stock that the Company is authorized to issue. The Amendment would increase the aggregate number of authorized shares of Common Stock from 10,000,000 shares of Common Stock to 100,000,000 shares of Common Stock, which would permit the Company to complete the Stock Purchase Transaction. On January 24, 2019, the Board unanimously approved the Amendment following the Board’s unanimous determination that approval of the Amendment was advisable and in the best interests of the Company and the Shareholders, and resolved to submit the Certificate of Incorporation Amendment Proposal to the Shareholders for consideration and approval. The material effects of the Amendment are described below. Section 803 of the BCL provides that any amendment or change of the certificate of incorporation of a New York corporation may be authorized by vote of the board, followed by vote of a majority of all outstanding shares entitled to vote thereon at a meeting of Shareholders. The Certificate of Incorporation does not provide holders of Common Stock with any preemptive rights.

Such description does not purport to describe all of the terms of the Amendment and is qualified in its entirety by the complete text thereof. We urge you to read the full text of the Amendment.

The approval by the Shareholders of the Certificate of Incorporation Amendment Proposal is a condition to consummating the Stock Purchase Transaction contemplated by the Stock Purchase Agreement.

Effects of the Amendment

Increasing the authorized shares of Common Stock from 10 million shares of Common Stock to 100 million shares of Common Stock will allow the Board to issue Common Stock in the Stock Purchase Transaction, while still retaining flexibility to issue additional shares of Common Stock to raise capital, to effect stock splits or stock dividends, including under the stock portion of the intended Special Dividend, to provide employee stock incentive compensation or implement other stock ownership plans, to the extent permitted by applicable law, and to consummate acquisitions and to engage in other types of capital or strategic transactions as the Board may determine to be advisable and in the best interests of the Company and the Shareholders. Other than pursuant to the Stock Purchase Agreement and the intended Stock Dividend, we have no current expectation, plan, agreement or arrangement for the issuance of any shares of Common Stock in connection with any such transaction or contractual commitment at this time. Nonetheless, the Board believes that having additional shares of Common Stock available for issuance without delay will be beneficial by providing us with the flexibility to respond to future financing or other business opportunities and needs when and if they arise.

The Board has not proposed the increase in the amount of authorized shares of Common Stock with the intention of discouraging tender offers or takeover attempts of the Company. However, the availability of additional authorized shares for issuance could render more difficult or discourage a merger, tender offer, proxy contest or other attempt to obtain control of the Company.

If the Certificate of Incorporation Amendment Proposal is approved and the Amendment is adopted, the increase in our authorized shares of Common Stock will not, by itself, have any effect on the rights of holders of presently issued and outstanding shares of our Common Stock. However, the actual issuance of additional shares of our Common Stock under the Stock Purchase Transaction will increase the number of shares outstanding, which will have a dilutive effect on NAV per share and will negatively affect the voting power of the present holders of our Common Stock.

Vote Required and Board Recommendation

Approval of the Certificate of Incorporation Amendment Proposal requires the affirmative vote of a majority of the holders of the outstanding shares of Common Stock. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” the Certificate of Incorporation Amendment Proposal.

The Board unanimously recommends that you vote “FOR” the Certificate of Incorporation Amendment Proposal.

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PROPOSAL 5 – ADJOURNMENT OF THE SPECIAL MEETING

We are asking you to approve a proposal to adjourn the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve (i) the Sale Below NAV Proposal, (ii) the Nasdaq Proposal, (iii) the Investment Management Agreement Proposal or (iv) the Certificate of Incorporation Amendment Proposal. If our Shareholders approve the Adjournment Proposal, we could adjourn the special meeting and any subsequent, adjourned meeting of Shareholders and use the additional time to solicit required proxies, including proxies from Shareholders who previously may have returned properly executed proxies voting against (i) the Sale Below NAV Proposal, (ii) the Nasdaq Proposal, (iii) the Investment Management Agreement Proposal, or (iv) the Certificate of Incorporation Amendment Proposal. Among other things, approval of the Adjournment Proposal could mean that, even if we receive proxies, in connection with the special meeting, that represent a sufficient number of votes against (i) the Sale Below NAV Proposal, (ii) the Nasdaq Proposal, (iii) the Investment Management Agreement Proposal or (iv) the Certificate of Incorporation Amendment Proposal, such that (i) the Sale Below NAV Proposal, (ii) the Nasdaq Proposal, (iii) the Investment Management Agreement Proposal or (iv) the Certificate of Incorporation Amendment Proposal, as the case may be, would be rejected, we could adjourn the special meeting without a vote on (i) the Sale Below NAV Proposal, (ii) the Nasdaq Proposal, (iii) the Investment Management Agreement Proposal or (iv) the Certificate of Incorporation Amendment Proposal, as the case may be, and seek to convince the holders of Common Stock who provided such proxies to change their votes to votes in favor of (i) the Sale Below NAV Proposal, (ii) the Nasdaq Proposal, (iii) the Investment Management Agreement Proposal or (iv) the Certificate of Incorporation Amendment Proposal. Additionally, the presiding officer of the special meeting may adjourn the special meeting in his or her discretion under the terms of our by-laws.

Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of shares of Common Stock present in person or represented by proxy and entitled to vote on the matter. Abstentions will have the same effect as a vote “AGAINST” the Adjournment Proposal and broker non-votes will have no effect on the vote for the Adjournment Proposal.

The Board unanimously recommends that you vote “FOR” the Adjournment Proposal.

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FAILURE TO OBTAIN SHAREHOLDER APPROVAL

Under the terms of the Stock Purchase Agreement, if we fail to obtain the requisite Shareholder vote approving (i) the Sale Below NAV Proposal, (ii) the Nasdaq Proposal, (iii) the Investment Management Agreement Proposal or (iv) the Certificate of Incorporation Amendment Proposal, neither of the Transactions will be consummated. For more information regarding the actions we intend to take in the event of a negative vote by the Shareholders on (i) the Sale Below NAV Proposal, (ii) the Nasdaq Proposal, (iii) the Investment Management Agreement Proposal or (iv) the Certificate of Incorporation Amendment Proposal, please see the sections of this proxy statement captioned “The Stock Purchase Transaction – Effect on the Company if the Stock Purchase Transaction Is Not Completed” and “Proposal 3 – Approval of the Investment Management Agreement – Effect on the Company if the Externalization Transaction is Not Completed.”

HOUSEHOLDING OF SPECIAL MEETING MATERIALS

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more Shareholders sharing the same address by delivering a single proxy statement or a single notice addressed to those Shareholders. This process, which is commonly referred to as “householding,” provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple Shareholders sharing an address unless contrary instructions have been received from the affected Shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this proxy statement by contacting Rand Capital Corporation, 2200 Rand Building, Buffalo, New York 14203.

OTHER MATTERS

Shareholder Proposals

Shareholder proposals intended to be presented at the 2019 annual meeting of Shareholders and to be considered for inclusion in Company’s proxy statement and form of proxy for that meeting must have been received at the Company’s offices not later than November 16, 2018. The Company’s by-laws provide that no business may be brought before an annual meeting of Shareholders unless it is specified in the notice of the meeting or is otherwise brought before the meeting by the Board or by a Shareholder entitled to vote who has delivered notice to the Company (containing the information specified in the Company’s by-laws) not later than 90 days nor more than 120 days in advance of the anniversary date of the prior year’s annual meeting of Shareholders. These requirements are separate from and in addition to the SEC’s requirements that a Shareholder must meet in order to have a Shareholder proposal included in the Company’s proxy statement for the annual meeting of Shareholders. A Shareholder that wished to submit a proposal for consideration at the 2019 annual meeting of Shareholders, which was not submitted for inclusion in the proxy statement, should have done so between December 18, 2018 and January 17, 2019. In addition, under the Company’s by-laws, nominations for director may be made only by the Board, by the Nominating Committee, or by a Shareholder entitled to vote who has delivered written notice to the Company (containing the information specified in the Company’s by-laws) not later than 90 days nor more than 120 days in advance of the anniversary date of the prior year’s annual meeting of Shareholders (i.e. between December 18, 2018 and January 17, 2019).

We have not yet set a date for our 2019 annual meeting of Shareholders. Once the date for the 2019 annual meeting of Shareholders is determined, we will inform our Shareholders of the date and, if the date of our 2019 annual meeting of Shareholders is changed by more than 30 days from April 17, 2019, the new dates for submitting Shareholder proposals.

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Proxy Solicitation Costs and Expenses

We will bear all costs of soliciting proxies for the special meeting. We estimate that we will pay Alliance Advisors, LLC, our proxy solicitor, a fee of approximately $9,000 to solicit proxies, plus we will reimburse Alliance Advisors, LLC for all out-of-pocket expenses that they incur, though the cost of this proxy solicitation process could be lower or higher than our estimate. We may also reimburse brokers, nominees, fiduciaries and other custodians their reasonable fees and expenses for sending proxy materials to beneficial owners and obtaining their instructions.

Other Business

According to our by-laws, no matters may properly be brought before the special meeting, except as specified in the Notice of the Special Meeting.

Whether or not you expect to attend the special meeting, please complete, date, sign and promptly return the accompanying proxy card so that you may be represented at the special meeting.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet site that contains annual, quarterly and current reports, proxy statements and other information filed with the SEC. Such filings are available at www.sec.gov.

You may obtain any of the documents we file with the SEC, without charge, by requesting them in writing from us at the following address:

Rand Capital Corporation

2200 Rand Building

Buffalo, New York 14203

If you would like to request documents from us, please do so as soon as possible, to receive them before the special meeting. Please note that the documents that we file with the SEC are also available through the Investor section of our website, www.randcapital.com. The information included on our website is not incorporated by reference into this proxy statement.

If you have any questions concerning the Stock Purchase Transaction, the Stock Purchase Agreement, the Externalization Transaction, the Investment Management Agreement, the special meeting or the accompanying proxy statement, would like additional copies of the accompanying proxy statement or need help voting your shares of Common Stock, please contact Alliance Advisors, LLC:

Call Toll-Free: (844) 853-0931

200 Broadacres Drive, 3rd Floor

Bloomfield, NJ 07003

MISCELLANEOUS

We have supplied all information relating to us, and East and the Adviser, as the case may be, have supplied, and we have not independently verified, all of the information relating to East or the Adviser, contained in this proxy statement.

You should rely only on the information contained in this proxy statement and the appendices to this proxy statement. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated as of                   , 2019. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date (or as of an earlier date if so indicated in this proxy statement), and the mailing of this proxy statement to our Shareholders does not create any implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

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Appendix A

Execution Version

STOCK PURCHASE AGREEMENT

by and among

EAST ASSET MANAGEMENT, LLC,

RAND CAPITAL CORPORATION, and,

SOLELY FOR PURPOSES OF BEING BOUND BY SECTIONS 7.10 and 10.9(a) and (b), RAND CAPITAL MANAGEMENT LLC

DATED AS OF JANUARY 24, 2019

List of Exhibits

Exhibit A	–	Form of Administration Agreement
Exhibit B	–	Form of Investment Advisory and Management Agreement
Exhibit C	–	Contributed Loan Schedule
Exhibit D	–	Form of Shareholder Agreement

STOCK PURCHASE AGREEMENT

STOCK PURCHASE AGREEMENT, dated as of January 24, 2019 (this “Agreement”), by and among East Asset Management, LLC, a Delaware limited liability company (“East”), Rand Capital Corporation, a New York corporation (“Rand”) and, solely for purposes of being bound by Sections 7.10 and 10.9(a) and (b), Rand Capital Management LLC, a Delaware limited liability company (“NEWCO”). Each of East, Rand and, solely for purposes of being bound by Sections 7.10 and 10.9(a) and (b), NEWCO, may, from time to time, be referred to individually herein as a “Party” and collectively as the “Parties.” Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in Article I.

RECITALS:

WHEREAS, Rand is currently an internally managed business development company subject to the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder (the “Investment Company Act”);

WHEREAS, the Parties desire to enter into a transaction pursuant to which East will acquire shares of Rand’s common stock, par value $0.10 (the “Rand Common Stock”) from Rand in exchange for the Contributed Investment Assets and the Cash Consideration (the “Stock Purchase”) on the terms and subject to the conditions set forth herein;

WHEREAS, NEWCO will register with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended, and the rules and regulations promulgated thereunder (the “Investment Advisers Act”);

WHEREAS, the board of directors of Rand (the “Rand Board”), including the independent directors thereof, has unanimously determined that the Stock Purchase is advisable and in the best interests of Rand and the holders of Rand Common Stock (the “Rand Stockholders”), and has resolved to recommend that the Rand Stockholders approve the proposals related to the Rand Stockholder Approvals as set forth herein;

WHEREAS, in connection with the consummation of the Stock Purchase, NEWCO and Rand intend to enter into the Investment Advisory Agreement and the Administration Agreement pursuant to which NEWCO will serve as investment adviser and administrator to Rand effective as of the closing of the Stock Purchase (the “Externalization”); and

WHEREAS, the Parties desire to make certain representations, warranties and agreements in connection with the Stock Purchase and to prescribe certain conditions to the Stock Purchase.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

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Article I
DEFINED TERMS

1.1 For purposes of this Agreement, the following terms shall have the meanings set forth below:

“1940 Act Majority” means (a) 67% or more of the shares of Rand Common Stock present at the Rand Stockholder Meeting if the holders of more than 50% of the outstanding shares of Rand Common Stock are present or represented by proxy; or (b) 50% of the outstanding shares of Rand Common Stock, whichever is the less.

“Acceptable Confidentiality Agreement” has the meaning set forth in Section 7.7(d).

“Administration Agreement” means the Administration Agreement substantially in the form of Exhibit A attached hereto, to be entered into between Rand and NEWCO, as administrator, in connection with the Externalization.

“Adverse Recommendation Change” has the meaning set forth in Section 7.3(c).

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person.

“Agreement” has the meaning set forth in the preamble to this Agreement.

“Bankruptcy and Equity Exception” has the meaning set forth in Section 4.3(a).

“BDC” means a business development company as defined in Section 2(a)(48) of the Investment Company Act.

“Borrowers” means those Persons who constitute “borrowers” (or any similarly defined term) under the Contributed Loan Documents.

“Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by applicable Law to close.

“Cash Consideration” means an amount in cash equal to (a) $25,000,000, minus (b) the Contributed Investment Assets Fair Value, as determined in accordance with Section 3.2.

“Claim” means any claim, action, suit or legal, administrative, arbitral or other proceeding, whether civil, criminal or administrative.

“Closing” has the meaning set forth in Section 3.1.

“Closing Cut-off Time” means 5:00 p.m. (New York, New York time) on the second Business Day immediately prior to the Closing Date.

“Closing Date” has the meaning set forth in Section 3.1.

“Code” means the United States Internal Revenue Code of 1986, as amended.

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“Competing Proposal” means any inquiry, proposal or offer made by any Third Party (including any inquiry, proposal or offer from any of Rand’s Stockholders): (a) to purchase or otherwise acquire, directly or indirectly, in one transaction or a series of transactions (including any merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, binding share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction), (i) beneficial ownership (as defined under Section 13(d) of the Exchange Act) of fifteen percent (15%) or more of any class of equity securities of Rand (for the avoidance of doubt, this fifteen percent (15%) threshold shall be in addition to any shares of Rand Common Stock owned by such Third Party or its Affiliates as of the date of the inquiry, proposal or offer) or (ii) assets (including equity of the Subsidiary) or operations of Rand or its Subsidiary that constitute fifteen percent (15%) or more of the revenues or assets of Rand and its Subsidiary, taken as a whole; or (b) any other transaction not covered in the foregoing clause (a) involving a restructuring or any other change in the operations of Rand that would result in Rand converting from an internally managed BDC to an externally managed BDC, whether or not such transaction is coupled with a capital infusion or purchase of shares of Rand; or (c) any liquidation of Rand, in each case other than the Stock Purchase.

“Confidentiality Agreement” has the meaning set forth in Section 7.2(d).

“Consent” means, with respect to any Contributed Investment Asset, any consent, approval, or authorization of, notice to, or filing with, the Borrower, the administrative agent, the issuer, any co-investor or other Person required or otherwise necessary to sell, assign, transfer, convey, contribute or deliver, or in connection with selling, assigning, transferring, conveying, contributing or delivering, such Contributed Investment Asset to Rand pursuant to the Stock Purchase.

“Contract” means any legally binding written or oral contract, deed, mortgage, lease, commitment, agreement or other binding commitment, arrangement, understanding, document or instrument.

“Contributed Books and Records” means the original (or copies, in the event East is required to retain the original under applicable Law) books and records, information, files, records, data, plans, Contracts and recorded knowledge of East (in whatever format) to the extent relating to the ownership of the Contributed Investment Assets, but excluding the Contributed Loan Documents, Contributed Loan Files and Contributed Loan Notes.

“Contributed Investment Assets” has the meaning set forth in Section 2.1(a).

“Contributed Investment Assets Fair Value” the fair value of the Contributed Investment Assets as determined on the Closing Cut-off Time plus (without duplication) the aggregate amount of accrued but unpaid interest (including uncapitalized payment-in-kind interest earned), penalties, fees, charges and other amounts on the Contributed Investment Assets as of the Closing Cut-off Time, in each case as determined in accordance with GAAP.

“Contributed Loan Collateral” means the assets and properties securing payment of outstanding obligations of Borrowers under the Contributed Loan Documents.

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“Contributed Loan Documents” means the credit and financing agreements, guarantees, subordination agreements, Contributed Loan Notes, mortgages, deeds of trust, security agreements (including pledge and control agreements), financing statements, intercreditor agreements, and other instruments and documents affecting East’s ownership, economic or other rights with respect to the Contributed Loans or in which East has an interest, in connection with the Contributed Loans.

“Contributed Loan Files” means credit and transaction files of East relating to the Contributed Loans, including Contributed Loan Documents, third party reports, operating statements, Borrower financial statements, budgets, recent borrowing base, compliance and advance certificates, and all other documents that relate to the Contributed Loans.

“Contributed Loan Notes” means the original executed promissory notes (or copies, to the extent that only copies of such promissory notes are in East’s possession or control) issued to the order of East, or copies of a “master” note if no such note was issued to East or an allonge endorsing a note in favor of East, evidencing indebtedness owing to East under a Contributed Loan.

“Contributed Loans” means, collectively, the loans and other securities identified on the Contributed Loan Schedule.

“Contributed Loan Schedule” means the schedule attached hereto as Exhibit C, which identifies (i) each loan and other security to be contributed by East to Rand on the Closing Date, (ii) the name of the Borrower of each such loan, (iii) the interest rate on each such loan, (iv) the maturity date of each such loan, (v) the outstanding unpaid principal amount of each such loan as of the Cut-off Time, (vi) the amount of accrued interest for each such loan; (vii) the amount of accrued but unpaid fees or other amounts (other than accrued interest) for each such loan; (viii) any undrawn commitments with respect to each such loan; and (ix) the Contributed Investment Assets Fair Value for each such loan as of the Cut-off Time; provided, however, that the Contributed Loan Schedule shall be updated in accordance with the provisions of Section 3.2 in order to reflect changes to the information contained therein.

“Cut-off Time” means 5:00 p.m. (New York, New York time) on January 23, 2019.

“East” has the meaning set forth in the preamble to this Agreement.

“East Disclosure Schedule” means that certain disclosure schedule delivered by East to Rand concurrent with the execution of this Agreement.

“East Expenses” means an amount equal to East’s documented out of pocket costs and expenses paid or payable to third parties (including legal, accounting, tax, regulatory, operations, advisory, management, human resources (including pension), consulting, insurance, audit, search, asset appraisal, title, surveys, financing, filing, compensation, travel and other similar fees, costs and expenses) and incurred or accrued by or on behalf of East, NEWCO or their respective Affiliates in connection with this Agreement, the Stock Purchase and the Externalization including East’s and NEWCO’s, or their respective Affiliates’ due diligence investigation of Rand and its Subsidiary and the preparation, negotiation, execution and delivery of definitive agreements in connection with the Stock Purchase and the Externalization.

“East Regulatory Agreement” has the meaning set forth in Section 5.4.

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“Employment Agreements” has the meaning set forth in Section 4.11(a).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” has the meaning set forth in Section 4.11(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Externalization” has the meaning set forth in the Recitals to this Agreement.

“GAAP” means United States generally accepted accounting principles consistently applied during the periods involved.

“Governmental Entity” means any federal, state or local government or any court, administrative or regulatory agency or commission or other governmental authority or agency, domestic or foreign.

“Indemnified Parties” has the meaning set forth in Section 7.4(a).

“Intellectual Property Rights” means, collectively, all trademarks, trade names, patent rights, copyrights, domain names, licenses, approvals, trade secrets, software and other similar rights.

“Intervening Event” means any fact, circumstance, occurrence, effect, change, event or development that is material to Rand that was not known to the Rand Board prior to the execution of this Agreement, which fact, circumstance, occurrence, effect, change, event or development, or any material consequence thereof, becomes known to the Rand Board prior to the receipt of the Rand Stockholder Approvals; provided, that in no event shall the receipt, existence or terms of a Competing Proposal or any matter relating directly thereto or consequence directly thereof constitute an Intervening Event.

“Investment Advisers Act” has the meaning set forth in the Recitals to this Agreement.

“Investment Advisory Agreement” means the Investment Advisory and Management Agreement in the form of Exhibit B attached hereto, to be entered into between Rand and NEWCO, as investment adviser, in connection with the Externalization.

“Investment Company Act” has the meaning set forth in the Recitals to this Agreement.

“IRS” means the United States Internal Revenue Service.

“Law” means any federal, state, local, municipal, or foreign constitution, treaty, law (including the common law), statute, code, ordinance, rule, administrative interpretation, regulation, directive (including those of any SRO), judgment, order, writ, decree or injunction.

“Liens” means liens, pledges, charges, claims and security interests and similar encumbrances.

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“Management Agreements” means, collectively, the Investment Advisory Agreement and the Administration Agreement.

“Material Adverse Effect” means any occurrence, change, event, effect or development that, individually, or taken together with all other occurrences, changes, events, effects or developments, has or would reasonably be likely to have, a material adverse effect on (a) with respect to Rand, the financial condition, results of operations, assets, liabilities, or business of Rand and its Subsidiary taken as a whole (provided, however, that, with respect to this subsection (a), the determination of whether a “Material Adverse Effect” exists or has occurred shall not include effects attributable to (i) changes, after the date hereof, in GAAP or regulatory accounting requirements applicable generally to companies in the industry in which Rand and its Subsidiary operate, (ii) changes, after the date hereof, in laws, rules or regulations of general applicability to companies in the industry in which Rand and its Subsidiary operate, (iii) actions or omissions taken with the prior express written consent of East, (iv) changes, after the date hereof, in global or national political conditions or general economic or market conditions generally affecting other companies in the industry in which Rand and its Subsidiary operate, (v) conditions arising out of acts of terrorism, war, weather conditions or other force majeure events, (vi) any legal proceedings made or brought by any of the current or former Rand Stockholders (on their own behalf or on behalf of Rand) in connection with the Agreement or the Stock Purchase, or (vii) the public disclosure of this Agreement or the Stock Purchase except, with respect to clauses (i), (ii), (iv) and (v) of this subsection (a), to the extent that the effects of such change disproportionately impact the financial condition, results of operations, assets, liabilities or business of Rand and its Subsidiary, taken as a whole, as compared to other companies in the industry in which Rand and its Subsidiary operate), (b) with respect to East, the financial condition, results of operations, assets, liabilities, or business of East and its Subsidiaries taken as a whole (provided, however, that, with respect to this subsection (b), the determination of whether a “Material Adverse Effect” exists or has occurred shall not include effects attributable to (i) changes, after the date hereof, in GAAP or regulatory accounting requirements applicable generally to companies in the industry in which East, as applicable, operate, (ii) changes, after the date hereof, in laws, rules or regulations of general applicability to companies in the industry in which East, as applicable, operate, (iii) actions or omissions taken with the prior express written consent of Rand, (iv) changes, after the date hereof, in global or national political conditions or general economic or market conditions generally affecting other companies in the industry in which East, as applicable, operate or (v) conditions arising out of acts of terrorism, war, weather conditions or other force majeure events, except, with respect to clauses (i), (ii), (iv) and (v) of this subsection (b), to the extent that the effects of such change disproportionately impact the financial condition, results of operations, assets, liabilities or business of East and its Subsidiaries, taken as a whole, as applicable, as compared to other companies in the industry in which East and its Subsidiaries, as applicable, operate), (c) with respect to East, the Contributed Investment Assets or (d) with respect to East or Rand, the ability of East or Rand, as applicable, to timely consummate the Stock Purchase.

“NASDAQ” means the Nasdaq National Market System.

“NEWCO” has the meaning set forth in the preamble to this Agreement.

“New York Courts” has the meaning set forth in Section 10.6.

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“NYBCL” means the New York Business Corporation Law, as amended.

“Notice of Adverse Recommendation” has the meaning set forth in Section 7.7(f).

“Notice of Superior Proposal” has the meaning set forth in Section 7.7(f).

“Organizational Documents” means, with respect to a Person other than a natural person, (i) the articles or certificate of incorporation and the bylaws of a corporation; (ii) the certificate of formation and operating agreement of a limited liability company; (iii) the partnership agreement and any statement of partnership of a general partnership; (iv) the limited partnership agreement and the certificate of limited partnership of a limited partnership; (v) any charter or similar document adopted or filed in connection with the creation, formation, or organization of any other Person; (vi) any stockholder or similar agreement among holders of securities of an issuer; and (vii) any amendment to any of the foregoing.

“Outside Date” has the meaning set forth in Section 9.1(b).

“Party” and “Parties” have the meaning set forth in the preamble to this Agreement.

“Permit” means any license, permit, variance, exemption, franchise, consent, approval, authorization, qualification, or order of any Governmental Entity.

“Permitted Liens” means (i) Liens for Taxes and other statutory Liens securing payments not yet due and payable or that are being contested in good faith in appropriate proceedings, (ii) Liens of landords, carriers, warehousemen, mechanics and materialmen or other like Liens granted or arising in the ordinary course of business securing payment not yet due and payable or being consented in good faith in appropriate proceedings, (iii) Liens arising under the SBA Debentures, (iv) easements, rights of way, and other similar encumbrances that do not materially impact the value of or materially affect the use of the properties or assets subject thereto or affected thereby or otherwise materially impair business operations at such properties, (v) Liens imposed by applicable securities Laws, and (vi) such imperfections or irregularities of title or Liens as do not materially affect the use of the properties or assets subject thereto or affected thereby or otherwise materially impair business operations at such properties.

“Person” means an individual, corporation, partnership, limited liability company, association, joint venture, estate, trust, sole proprietorship, unincorporated organization, other entity, organization, group (as defined in Section 13(d) of the Exchange Act), or any other business entity or any Governmental Entity, including a government or political subdivision or an agency or instrumentality thereof.

“Portfolio Company” means any entity in which Rand or its Subsidiary has made, makes or proposes to make a debt or equity investment that is or would be reflected in the Schedule of Investments included in Rand’s quarterly or annual reports.

“Proxy Statement” has the meaning set forth in Section 4.4(a).

“Purchased Shares” has the meaning set forth in Section 2.1(d).

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“Rand” has the meaning set forth in the preamble to this Agreement.

“Rand Benefit Plans” has the meaning set forth in Section 4.11(a).

“Rand Board” has the meaning set forth in the Recitals to this Agreement.

“Rand Board Recommendation” has the meaning set forth in Section 4.3(b).

“Rand Bylaws” means the by-laws of Rand, as amended and/or restated through the date hereof.

“Rand Certificate” means the certificate of incorporation of Rand, as amended and/or restated through the date hereof.

“Rand Common Stock” has the meaning set forth in the Recitals to this Agreement.

“Rand Contracts” has the meaning set forth in Section 4.3(c).

“Rand Disclosure Schedule” means that certain disclosure schedule delivered by Rand to East in connection with the execution of this Agreement.

“Rand Employees” has the meaning set forth in Section 4.11(a).

“Rand Material Contracts” has the meaning set forth in 4.12(a)(vi).

“Rand Regulatory Agreement” has the meaning set forth in Section 4.5(b).

“Rand SEC Reports” has the meaning set forth in Section 4.5(c).

“Rand Stockholder Approvals” has the meaning set forth in Section 7.3(a).

“Rand Stockholder Meeting” has the meaning set forth in Section 4.3(b).

“Rand Stockholders” has the meaning set forth in the Recitals to this Agreement.

“Rand Voting Debt” means bonds, debentures, notes or other indebtedness of Rand having the right to vote on any matters on which Rand Stockholders may vote.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated thereunder.

“SBA” means the United States Small Business Administration.

“SBA Approval” has the meaning set forth in Section 7.1(c).

“SBA Debentures” means, collectively, all debentures issued by the SBIC Subsidiary to the SBA.

“SBIC” has the meaning set forth in Section 4.9(c).

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“SBIC Subsidiary” means Rand Capital SBIC, Inc.

“SEC” has the meaning set forth in the Recitals to this Agreement.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shareholder Agreement” means the Shareholder Agreement substantially in the form of Exhibit D attached hereto, to be entered into between Rand and East in connection with the Closing.

“SRO” has the meaning set forth in Section 4.4(a).

“Stock Purchase” has the meaning set forth in the Recitals to this Agreement.

“Subsidiary”, when used with respect to a Party, means any corporation, partnership, limited liability company or other organization, whether incorporated or unincorporated, (i) that, in the case where the specified Party is an SEC-reporting company, is consolidated with such Party for financial reporting purposes under GAAP and, to the extent applicable, Article 6 of the SEC’s Regulation S-X, and (ii) in the case where the specified Party is not an SEC-reporting company, whose securities or other interests having the power to elect a majority of the relevant entity’s board of directors or similar governing body, or otherwise having the power to direct the business and policies of the relevant entity, are held by the specified Party or by one or more other Subsidiaries of such Party or by such Party and one or more other Subsidiaries of such Party; provided, however, that in no event shall a Portfolio Company of Rand shall be deemed to be an “Subsidiary” of Rand.

“Superior Proposal” means a bona fide written Competing Proposal that the Rand Board determines in good faith, after consultation with its outside financial advisors and legal advisors, and taking into account the terms and conditions of such proposal, the party making such proposal, and the likelihood and anticipated timing of consummation of such Competing Proposal, and all other all legal, financial, regulatory and other aspects of such Competing Proposal, (a) is reasonably likely to be consummated without undue delay relative to the Stock Purchase, taking into account all financial, legal, regulatory and other aspects of such offer, and (b) is more favorable to the Rand Stockholders from a financial point of view than the Stock Purchase and Rand’s entry into the Management Agreements (including any revisions to the terms of this Agreement committed to by East to Rand in writing in response to such Competing Proposal made to Rand under the provisions of Section 7.7(f)); provided however, for these purposes, to the extent relevant to the Competing Proposal in question, all percentages in subsections (a)(i) and (a)(ii) of the definition of Competing Proposal shall be increased to (i) for purposes of subsection (a)(i) of the definition of Competing Proposal, the lesser of (1) fifty percent (50%) of the outstanding Rand Common Stock and (2) such percentage of Rand Common Stock such that the Person submitting the Competing Proposal, together with its Affiliates, would become, upon the closing of the proposed transaction set forth in the Competing Proposal, the beneficial owner of at least fifty percent (50%) of the outstanding Rand Common Stock and (ii) for purposes of subsection (a)(ii) of the definition of Competing Proposal, fifty percent (50%).

“Takeover Statute” has the meaning set forth in Section 4.15.

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“Tax” or “Taxes” means (i) all federal, state, local, and foreign income, excise, gross receipts, gross income, ad valorem, profits, gains, property, capital, sales, transfer, use, payroll, employment, severance, withholding, duties, intangibles, franchise, backup withholding, value added and other taxes, charges, levies or like assessments together with all penalties and additions to tax and interest thereon and (ii) any liability for Taxes described in clause (i) above under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law).

“Tax Return” means, with respect to a Person, a report, return or other information (including any amendments) required to be supplied to a Governmental Entity with respect to Taxes including, where permitted or required, combined or consolidated returns for any group of entities that includes the Person or any of its Subsidiaries.

“Termination Fee” has the meaning set forth in Section 9.4(a).

“Third Party” means a third party (or group of Persons) not affiliated with Rand or East, but shall include all Rand Stockholders.

“Welfare Plan” has the meaning set forth in Section 4.11(f).

Article II

TRANSACTION

2.1 Stock Purchase.

(a) Contributed Investment Assets. On the terms and subject to the conditions of this Agreement, on the Closing Date, East shall sell, transfer, assign, convey, contribute and deliver to Rand, free and clear of all Liens (but subject to the terms of the Contributed Loan Documents and restrictions on transfer arising under applicable Law), and Rand shall purchase, accept, assume and acquire from East all of East’s right, title and interest in, to and under the following, wherever located (collectively, the “Contributed Investment Assets”):

(i) each Contributed Loan including, to the extent permitted to be assigned under applicable Law, all claims, suits, causes of action and any other right of East under the Contributed Loan Documents against any Person, whether known or unknown, arising under, out of, or in connection with the Contributed Loan Documents or in any way based on or related to any of the foregoing;

(ii) the Contributed Loan Documents relating to each Contributed Loan;

(iii) the Contributed Loan Collateral relating to each Contributed Loan;

(iv) the Contributed Loan Files relating to each Contributed Loan; and

(v) the Contributed Books and Records.

(b) Assumed Obligations. From and after the Closing, Rand shall assume all obligations with respect to the Contributed Investment Assets under the Contributed Loan Documents.

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(c) Stock Purchase Price. The aggregate consideration payable for the Purchased Shares shall be the sum of (i) the Cash Consideration plus (ii) the Contributed Investment Assets Fair Value, as finally determined in accordance with Section 3.2 below.

(d) Stock Issuance. At the Closing, East shall purchase from Rand, and Rand shall, upon receipt by Rand of the Cash Consideration and the Contributed Investment Assets in accordance with Sections 3.1 and 3.3 below, issue to East a number of newly issued shares of Rand Common Stock equal to (a) (i) the Cash Consideration, plus (ii) Contributed Investment Assets Fair Value, divided by (b) $3.00. The shares of the Rand Common Stock to be issued in the Stock Purchase are referred to herein as the “Purchased Shares”.

(e) Principal Repayments between Closing Cut-off Time and Closing. If any principal payment, interest payment or other payment is made by any Borrower to East with respect to any Contributed Investment Asset between the Closing Cut-off Time and the Closing, such amounts shall be received by East in trust for Rand’s benefit, and East shall either (i) pay over to Rand such amounts via wire transfer of immediately available funds at Closing or as soon thereafter as reasonably practicable (but in no event later than five (5) Business Days following receipt), or (ii) if Closing has not yet occurred, reduce the Contributed Investment Assets Fair Value, and increase the amount of the Cash Consideration, by the amount so received.

Article III

CLOSING; CLOSING DELIVERIES

3.1 Closing. The closing of the Stock Purchase (the “Closing”) shall take place at 10:00 a.m. on the date and place to be specified by the Parties, which date shall be no later than three (3) Business Days after the satisfaction or waiver (subject to applicable Law) of the latest to occur of the conditions set forth in Article VIII (other than those conditions that by their nature are to be satisfied or waived at the Closing), unless extended by mutual agreement of the Parties. The date on which the Closing occurs is referred to herein as the “Closing Date”.

3.2 Update of Contributed Loan Schedule and Contributed Investment Assets Fair Value.

(a) Immediately following the close of business on the second Business Day prior to the Closing Date, the Contributed Loan Schedule shall be updated as necessary to reflect changes to the information contained therein between the Cut-off Time and Closing Cut-off Time, including, without limitation, changes to the information therein that would result in an adjustment to the Contributed Investment Assets Fair Value and the corresponding calculation of the Cash Consideration. The Contributed Loan Schedule, as so updated as of the Closing Cut-off Time and, with respect to the Contributed Investment Assets Fair Value, as agreed to between the Parties pursuant to Section 3.2(c) below, shall be used for purposes of calculating the Cash Consideration amount.

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(b) Contemporaneously with the delivery of the updated Contributed Loan Schedule in accordance with Section 3.2(a), East shall provide Rand a certificate of an officer of East setting forth its good faith calculations of the Contributed Investment Assets Fair Value and the corresponding Cash Consideration, in each case, as determined in accordance with the terms of this Agreement, together with reasonable supporting documentation for such calculation. East will provide Rand and its representatives during normal business hours access reasonably requested by Rand to the work papers and other books and records and personnel of East for purposes of assisting Rand and its representatives in their review of the calculation of the Contributed Investment Assets Fair Value and corresponding Cash Consideration.

(c) To the extent that Rand does not agree with the calculation of the Contributed Investment Assets Fair Value presented by East, the Parties shall promptly negotiate in good faith so as to agree upon the calculation of the Contributed Investment Assets Fair Value. The Contributed Loan Schedule, as so updated as of the Closing Cut-off Time and as agreed to by the Parties, shall be used for purposes of calculating the Contributed Investment Assets Fair Value and corresponding Cash Consideration payable at closing.

3.3 Closing Deliveries. At the Closing,

(a) East shall deliver or cause its Affiliates to deliver, as applicable, to Rand:

(i) a counterpart of each assignment and assumption agreement relating to a Contributed Investment Asset, duly executed on behalf of East, its Affiliate (if applicable) and each Person from whom a Consent, as set forth on Section 5.13(j) of the East Disclosure Schedule, is required in connection with the transfer of such Contributed Investment Asset (unless a separate Consent from each such Person has been delivered to Rand);

(ii) the Contributed Loan Notes with respect to such Contributed Loans;

(iii) the Contributed Loan Documents in the possession or control of East;

(iv) the Contributed Loan Files in the possession or control of East;

(v) the Contributed Books and Records;

(vi) the Cash Consideration by wire transfer of immediately available funds to an account of Rand designated in writing by Rand to East;

(vii) nomination in writing of two or three directors, as applicable based upon the terms of the Shareholder Agreement, to stand for election at the annual meeting of stockholders of Rand, subject to the provisions of the Shareholder Agreement;

(viii) an officer’s certificate signed by an officer of East as required to be delivered under Sections 8.3(a) and 8.3(b);

(ix) (A) a certification of non-foreign status that complies with the requirements of Code Section 1445 and Treasury Regulation Section 1.1445-2(b) and (B) certification pursuant to Code Section 1446(f)(2), in each case, in form and substance reasonably satisfactory to Rand;

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(x) a certificate of the Secretary or Assistant Secretary (or equivalent officer) of the East certifying that attached thereto are true and complete copies of all resolutions adopted by the members of East authorizing the execution, delivery, and performance of this Agreement and the consummation of the Stock Purchase, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby;

(xi) a copy of the Shareholder Agreement, duly executed by East; and

(xii) such other documents as may be reasonably required by Rand, each in form and substance satisfactory to Rand, to effect the intentions of the Parties contemplated by this Agreement, duly executed by East.

(b) Rand shall deliver to East:

(i) a counterpart of each assignment and assumption agreement relating to a Contributed Investment Asset, duly executed on behalf of Rand;

(ii) the Purchased Shares by book entry transfer to an account for East at Rand’s transfer agent;

(iii) copies of the Management Agreements, duly executed by Rand;

(iv) an officer’s certificate signed by the Chief Executive Officer or the Chief Financial Officer of Rand as required to be delivered under Sections 8.2(a) and 8.2(b);

(v) a certificate of the Secretary or Assistant Secretary (or equivalent officer) of the Company certifying that attached thereto are true and complete copies of all resolutions adopted by the Rand Board authorizing the execution, delivery, and performance of this Agreement and the Management Agreements and the consummation of the Stock Purchase, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby and thereby;

(vi) a copy of the Shareholder Agreement, duly executed by Rand; and

(vii) such other documents as may be reasonably required by East, in form and substance satisfactory to East, to effect the intentions of the Parties contemplated by this Agreement, duly executed by Rand.

Article IV

REPRESENTATIONS AND WARRANTIES OF RAND

Except as disclosed in (i) the Rand SEC Reports (as defined in Section 4.5(c) below) filed prior to the date of this Agreement, or (ii) the Rand Disclosure Schedule, Rand hereby represents and warrants to East as follows:

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4.1 Corporate Organization.

(a) Rand is a corporation duly incorporated, validly existing and in good standing under the laws of the State of New York. Rand has the requisite corporate power and corporate authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted.

(b) Rand is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not, individually or in the aggregate, have a Material Adverse Effect on Rand.

(c) True, complete and correct copies of Rand Certificate and Rand Bylaws have previously been made available to East. Rand is not in violation of Rand Certificate or Rand Bylaws.

(d) The SBIC Subsidiary is the only Subsidiary of Rand. The SBIC Subsidiary (i) is duly incorporated and validly existing and in good standing under the laws of the state of its incorporation, (ii) has the requisite corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted and (iii) is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not, individually or in the aggregate, have a Material Adverse Effect on Rand. True, complete and correct copies of the Organizational Documents of the SBIC Subsidiary have previously been made available to East. The SBIC Subsidiary is not in violation of its Organizational Documents.

4.2 Capitalization. (a) The authorized capital stock of Rand consists of 10,000,000 shares of Rand Common Stock, par value $0.10 per share, of which, as of the date of this Agreement, 6,863,034 shares were issued, 6,321,988 shares were outstanding and 541,046 shares were held by the Company as treasury stock. As of the date of this Agreement, no shares of preferred stock were issued and outstanding. All of the issued and outstanding shares of Rand Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. No Rand Voting Debt is issued or outstanding. Except pursuant to this Agreement, Rand does not have and is not bound by any outstanding subscriptions, options, warrants, calls, rights, commitments or agreements of any character calling for the purchase or issuance of, or the payment of any amount based on, any shares of Rand Common Stock, Rand preferred stock, Rand Voting Debt or any other equity securities of Rand or any securities representing the right to purchase or otherwise receive any shares of Rand Common Stock, Rand preferred stock, Rand Voting Debt or other equity securities of Rand. There are no contractual obligations of Rand or its Subsidiary (A) to repurchase, redeem or otherwise acquire any shares of capital stock of Rand or any equity security of Rand or its Subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of Rand or its Subsidiary or (B) pursuant to which Rand or its Subsidiary is or could be required to register shares of Rand capital stock or other securities under the Securities Act.

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(b) All of the issued and outstanding shares of capital stock or other equity ownership interests of the SBIC Subsidiary are owned, directly or indirectly, by Rand, free and clear of any Liens, except for any Permitted Liens, and all of such shares or equity ownership interests are duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. The SBIC Subsidiary does not have or is not bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase or issuance of any shares of capital stock or any other equity security of such Subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of such Subsidiary.

(c) Except as set forth in Section 4.2(c) of the Rand Disclosure Schedule, neither Rand nor the SBIC Subsidiary has any indebtedness for borrowed money.

4.3 Authority; No Violation.

(a) Rand has full corporate power and authority to execute and deliver this Agreement and to consummate the Stock Purchase. The execution and delivery of this Agreement, the Management Agreements and the consummation of the Stock Purchase have been duly and validly approved by the Rand Board. This Agreement has been duly and validly executed and delivered by Rand and (assuming due authorization, execution and delivery by East) constitutes the valid and binding obligation of Rand, enforceable against Rand in accordance with its terms, except as may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or similar laws of general applicability relating to or affecting the rights of creditors generally and subject to general principles of equity (the “Bankruptcy and Equity Exception”).

(b) The Rand Board has determined that this Agreement and the Stock Purchase are advisable and in the best interests of Rand and the Rand Stockholders, approved this Agreement and the Stock Purchase in accordance with the NYBCL and Section 23 of the Investment Company Act, resolved to recommend that that Rand Stockholders approve the Rand Stockholder Approvals, and directed that the proposals related to the Rand Stockholder Approvals be submitted to the Rand Stockholders for approval and adoption at a duly held meeting of such Rand Stockholders (the “Rand Stockholder Meeting”), together with the recommendation of Rand Board that Rand Stockholders approve and adopt the proposals related to the Rand Stockholder Approvals (the “Rand Board Recommendation”).

(c) Neither the execution and delivery of this Agreement or the Management Agreements by Rand nor the consummation by Rand of the Stock Purchase, nor compliance by Rand with any of the terms or provisions of this Agreement or the Management Agreements, will (i) assuming the completion of the amendment of the Rand Certificate to increase the number of authorized shares of Rand Common Stock as described in Section 7.3(a)(ii), violate any provision of the Rand Certificate or Rand Bylaws, or (ii) assuming that the consents, approvals and filings referred to in Sections 4.4(a)(i)-(v), Sections 4.4(b)(i) and (iv) and Section 4.4(a) and (b) of the Rand Disclosure Schedule are duly obtained and/or made, (A) violate any Law applicable to Rand or its Subsidiary, or (B) except as would not, individually or in the aggregate, have a Material Adverse Effect on Rand, violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of Rand or its Subsidiary under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, franchise, agreement or other instrument or obligation to which Rand or its Subsidiary is a party or by which either of them or any of their respective properties or assets is bound (collectively, the “Rand Contracts”).

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4.4 Consents and Approvals.

(a) Except for (i) the filing with the SEC of a proxy statement in definitive form (the “Proxy Statement”) relating to the Rand Stockholder Meeting, (ii) any notices, consents, authorizations, approvals, filings or exemptions in connection with compliance with the rules and regulations of NASDAQ, or any other applicable self-regulatory organization (“SRO”), (iii) such filings and approvals as are required to be made or obtained under the securities or “Blue Sky” laws of various states in connection with the Stock Purchase pursuant to this Agreement and the filing of a Form D with the SEC, (iv) compliance with the Investment Company Act, and the rules and regulations promulgated thereunder, (v) any notices, consents, authorizations, approvals, filings or exemptions in connection with compliance with the rules and regulations of SBA, or (vi) as set forth on Section 4.4(a) of Rand Disclosure Schedule, no other consents, authorizations, approvals, or exemptions from, or notices to, or filings with, any Governmental Entity by Rand are necessary in connection with the execution and delivery by Rand of this Agreement or the consummation by Rand of the Stock Purchase.

(b) Except for (i) receipt of Rand Stockholder Approvals as contemplated in Section 7.3, (ii) consents under Rand Contracts set forth on Section 4.4(b) of Rand Disclosure Schedule, (iii) matters covered in the immediately preceding Section 4.4(a), and (iv) approval of the Investment Advisory Agreement as described in Section 8.1(b)(i), no consents or approvals of any Person are necessary in connection with the execution and delivery by Rand of this Agreement or the consummation by Rand of the Stock Purchase.

4.5 Reports; Regulatory Matters.

(a) Rand and its Subsidiary have timely filed all reports, registration statements and certifications, together with any amendments required to be made with respect thereto, that they were required to file since December 31, 2016 with (i) the SEC, (ii) NASDAQ, (iii) the SBA, and (iv) any other applicable SRO or Governmental Entity, and all other reports and statements required to be filed by them since December 31, 2016, including any report or statement required to be filed pursuant to the laws, rules or regulations of the United States, any state, any foreign entity, or any SRO or Governmental Entity, and have paid all fees and assessments due and payable in connection therewith. Except for normal examinations of Rand and its Subsidiary conducted by a SRO or Governmental Entity in the ordinary course of the business, no SRO or Governmental Entity has, since December 31, 2016, initiated any proceeding, enforcement action or, to the knowledge of Rand, investigation into the business, disclosures or operations of Rand or its Subsidiary. Since December 31, 2016, no SRO or Governmental Entity has resolved any proceeding, enforcement action or, to the knowledge of Rand, investigation into the business, disclosures or operations of Rand or its Subsidiary. There is no unresolved, or, to Rand’s knowledge, threatened comment or stop order by any SRO or Governmental Entity with respect to any report or statement relating to any examinations or inspections of Rand or its Subsidiary.

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(b) Neither Rand nor its Subsidiary is subject to any cease-and-desist or other order or enforcement action issued by, or is a party to any written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, any SRO or Governmental Entity that currently restricts in any material respect the conduct of its business, or that in any material manner relates to its credit, risk management or compliance policies, its internal controls, its management or its business (each item in this sentence, a “Rand Regulatory Agreement”), nor has Rand or its Subsidiary been advised since December 31, 2016 by any SRO or Governmental Entity that it is considering issuing, initiating, ordering, or requesting any such Rand Regulatory Agreement.

(c) Rand has filed on the SEC’s EDGAR system each (i) final registration statement, prospectus, report, schedule and definitive proxy statement filed with or furnished to the SEC by Rand or its Subsidiary pursuant to the Securities Act or the Exchange Act since December 31, 2016 (the “Rand SEC Reports”) and prior to the date of this Agreement and (ii) communication mailed by Rand to Rand Stockholders since December 31, 2016 and prior to the date of this Agreement. No such Rand SEC Report or communication, at the time filed, furnished or communicated (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of the relevant meetings, respectively), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, except that information as of a later date (but before the date of this Agreement) shall be deemed to modify information as of an earlier date. As of their respective dates, all Rand SEC Reports complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto. No executive officer of Rand has failed in any respect to make the certifications required of him or her under Section 302 or 906 of the Sarbanes-Oxley Act. As of the date of this Agreement, there are not outstanding or unresolved comments from the SEC with respect to any Rand SEC Report and, as of the date of this Agreement, no Rand SEC Report is subject to any ongoing review by the SEC.

4.6 Financial Statements.

(a) The consolidated financial statements of Rand and its Subsidiary included in the Rand SEC Reports (including the related notes, where applicable) (i) have been prepared from, and are in accordance with, the books and records of Rand and its Subsidiary, (ii) fairly present in all material respects the consolidated results of operations, cash flows, changes in stockholders’ equity and consolidated financial position of Rand and its Subsidiary for the respective fiscal periods or as of the respective dates therein set forth (subject in the case of unaudited statements to recurring year-end audit adjustments immaterial in nature and amount), (iii) complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, and (iv) have been prepared in accordance with GAAP consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto.

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(b) Neither Rand nor its Subsidiary has any material liability or obligation of any nature whatsoever required by GAAP to be reserved for in a balance sheet (whether absolute, accrued, contingent or otherwise and whether due or to become due), except for those liabilities that are reflected or reserved against on the consolidated balance sheet of Rand included in its Annual Report on Form 10-K for the annual period ended December 31, 2017 (including any notes thereto) and for liabilities and obligations incurred in a commercially reasonable manner since the date of such balance sheet and such liabilities as would not, individually or in the aggregate, have a Material Adverse Effect on Rand.

(c) Rand has implemented and maintains disclosure controls and procedures (as defined in Rule 13a-15(e) of the Exchange Act) to ensure that material information relating to Rand, including its consolidated Subsidiary, required to be disclosed by Rand in the reports that it files under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and regulations of the SEC, and that all such material information is accumulated and communicated to the “principal executive officer” and the “principal financial officer” (each as defined in the Sarbanes-Oxley Act) of Rand by others within those entities in connection with the reports Rand is required to file under the Exchange Act to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes Oxley Act.

(d) Since December 31, 2016, the principal executive officer and the principal financial officer of Rand have complied in all material respects with (i) the applicable provisions of the Sarbanes-Oxley Act and under the Exchange Act and (ii) the applicable listing and corporate governance rules and regulations of NASDAQ. The principal executive officer and the principal financial officer of Rand have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act with respect to each Rand SEC Document filed by Rand.

4.7 Broker’s Fees. Except for Keefe, Bruyette & Woods, Inc., neither Rand nor its Subsidiary has utilized any broker, finder or financial advisor or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Stock Purchase.

4.8 Absence of Certain Changes or Events. Since December 31, 2016, (a) the respective businesses of Rand and its Subsidiary have been conducted in the ordinary course of business consistent with past practice, and (b) neither Rand nor its Subsidiary has taken any action that has resulted in, or is reasonably likely to result in, a Material Adverse Effect on Rand.

4.9 Legal Proceedings; Compliance with Law.

(a) Except as would not, individually or in the aggregate, have a Material Adverse Effect on Rand, neither Rand nor its Subsidiary is a party to any, and there are no pending or, to Rand’s knowledge, threatened, legal, administrative, arbitral or other proceedings, claims, actions, suits or governmental or regulatory investigations of any nature against Rand or its Subsidiary or to which any of their assets are subject or against or into any officers or directors of Rand or its Subsidiary in such capacities.

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(b) Except as would not, individually or in the aggregate, have a Material Adverse Effect on Rand, there is no judgment, settlement agreement, order, injunction, decree or regulatory restriction (other than those of general application that apply to similarly situated companies or their Subsidiaries) imposed upon Rand, its Subsidiary or the assets of Rand or its Subsidiary.

(c) The SBIC Subsidiary is licensed to operate as a Small Business Investment Company (“SBIC”) by the SBA. The SBIC Subsidiary’s SBIC license is in good standing with the SBA and no adverse regulatory findings contained in any examination report prepared by the SBA regarding the SBIC Subsidiary are outstanding or unresolved.

(d) Rand and its Subsidiary hold all Permits necessary for the lawful conduct of their respective businesses, and have complied with and are not in default in any respect under any, Permit or applicable Law, except for such failures, non-compliance or defaults that would not, individually or in the aggregate, have a Material Adverse Effect on Rand.

4.10 Taxes and Tax Returns.

(a) Each of Rand and its Subsidiary (i) has duly and timely filed (including all applicable extensions) all federal, state, local and foreign income and other material Tax Returns required to be filed by it on or prior to the date of this Agreement and all such Tax Returns are accurate and complete, (ii) has paid all Taxes shown thereon as due and (iii) has duly paid or made provision for the payment of all Taxes that have been incurred or are due or claimed to be due from it by the IRS or any other federal, state, foreign or local taxing authorities other than Taxes that are not yet delinquent or are being contested in good faith, have not been finally determined and have been adequately reserved against under GAAP. There are no material disputes pending, or written claims asserted, for Taxes or assessments upon Rand or its Subsidiary for which Rand does not have reserves that are adequate under GAAP. Neither Rand nor its Subsidiary is a party to or is bound by any Tax sharing, allocation or indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among Rand and its Subsidiary as described in Section 4.10(a) of the Rand Disclosure Schedule).

(b) Rand and its Subsidiary have complied in all material respects with all Laws relating to the payment and withholding of Taxes and have, within the time and in the manner prescribed by such Laws, withheld from and paid over all amounts required to be so withheld and paid over under such Laws.

(c) There are no Liens for Taxes upon the assets of Rand or its Subsidiary, except for Liens for Taxes not yet due and payable and Liens for Taxes that are both being contested in good faith and adequately reserved for in accordance with GAAP.

(d) Neither Rand nor its Subsidiary has granted any waiver, extension, or comparable consent regarding the application of the statute of limitations with respect to any Taxes or Tax Return that is outstanding, nor any request for such waiver or consent has been made.

(e) No Subsidiary of Rand is a “specified foreign corporation” as defined in Section 965(e) of the Code.

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4.11 Employee Matters.

(a) Section 4.11(a) of Rand Disclosure Schedule sets forth a true, complete and correct list of each “employee benefit plan” as defined in Section 3(3) of ERISA, and each incentive, deferred compensation, paid-time-off, equity-based, phantom equity, severance, separation, termination, retention, change-of-control, pension, profit-sharing, retirement, leave of absence, layoff, vacation, day or dependent care, legal services, cafeteria, life, health, medical, dental, vision, welfare, accident, disability, workmen’s compensation or other insurance, collective bargaining, material fringe benefit, or other similar plan, program, agreement, practice, policy, arrangement or commitment for the benefit of any employee, former employee, director or former director of Rand or its Subsidiary (collectively, “Rand Employees”), entered into, maintained or contributed to, or required to be maintained or contributed to by Rand, its Subsidiary or any Person that, together with Rand or its Subsidiary, is treated as a single employer under Section 414(b), (c), (m) or (o) of the Code, (each such Person, an “ERISA Affiliate”), whether written or oral, and whether or not subject to ERISA (such plans, programs, agreements, practices, policies, arrangements and commitments, herein referred to as the “Rand Benefit Plans”). In addition, Section 4.11(a) of Rand Disclosure Schedule sets forth a true, complete and correct list of each employment agreement or independent contractor agreement for substantial personal services to which Rand or its Subsidiary is a party, other than oral agreements that can be terminated on prior notice of 30 days’ or less, without continuing obligation or penalty (such agreements herein referred to as the “Employment Agreements”).

(b) With respect to each Rand Benefit Plan, Rand has made available to East true, complete and correct copies of the following (as applicable): (i) the current written document evidencing such Rand Benefit Plan (including any related trust agreements or other funding arrangements) and any amendment thereto or, with respect to any such plan that is not in writing, a written description of the material terms thereof, (ii) the current summary plan description, and all summaries of material modifications thereto, (iii) the two (2) most recent Form 5500s, annual reports, financial statements and/or actuarial reports, (iv) the most recent IRS determination, opinion or advisory letter, and (v) all material written communications provided to employees in the last twelve (12) months relating to such Rand Benefit Plans and all other material written communications with any governmental agency in the last thirty-six (36) months relating to such Rand Benefit Plans, including any materials relating to any government investigation or audit or any submissions under any voluntary compliance procedure. Rand has made available to East true, complete and correct copies of any written Employment Agreements including all amendments thereto and, with respect to any Employment Agreement that is not in writing, a written description of the material terms thereof.

(c) (i) Each Rand Benefit Plan (including any related trust) has been maintained, operated and administered (including with respect to reporting and disclosure) in accordance with its terms in all material respects, (ii) all Rand Benefit Plans are in compliance with the applicable provisions of ERISA, the Code and all other applicable Laws, including Section 409A of the Code, in each case in all material respects, (iii) to Rand’s knowledge no non-exempt “prohibited transaction” (as defined in Section 4975 of the Code or Section 406 of ERISA) has occurred with respect to any Rand Benefit Plan which would result in a material penalty, (iv) all contributions to, and payments from, Rand Benefit Plans have been made in accordance with the terms of Rand Benefit Plans, ERISA, the Code and all other applicable Laws in all material respects, (v) there are no current or, to Rand’s knowledge, threatened investigations by any Governmental Entity, termination proceedings, or other claims by any Person (except routine claims for benefits) with respect to Rand Benefit Plans or, to Rand’s knowledge, any fiduciary thereof.

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(d) Except as set forth in Section 4.11(d) of Rand Disclosure Schedule, (i) Rand and its Subsidiary and, to Rand’s knowledge, each other party to each Employment Agreement has duly performed all obligations required to be performed by it to date under such agreement, and (ii) to Rand’s knowledge, no event or condition exists that constitutes or, after notice or lapse of time or both, will constitute, a breach, violation or default on the part of Rand or its Subsidiary or, to Rand’s knowledge, any other party thereto under any such Employment Agreement.

(e) Each Rand Benefit Plan intended to be qualified under Section 401(a) of the Code (including each related trust intended to be exempt from taxation under Section 501(a) of the Code) has received an IRS determination letter or is comprised of a master and prototype or volume submitter plan that has received a favorable opinion or advisory letter from the IRS. Since the date of each such determination, opinion or advisory letter, no event has occurred and no condition exists that could reasonably be expected to result in the revocation of any such determination, opinion or advisory letter or that could reasonably be expected to result in the loss of the qualified status of any such Rand Benefit Plan (or the tax-exempt status of any such trust).

(f) Except as set forth on Section 4.11(f) of Rand Disclosure Schedule, no Rand Benefit Plan that is a “welfare benefit plan” as defined in Section 3(1) of ERISA (each, a “Welfare Plan”) or Employment Agreement provides for continuing benefits or coverage for any participant or beneficiary or covered dependent of a participant after such participant’s termination of employment, except to the extent required by law. Each Welfare Plan which provides medical, dental, health or long-term disability benefits (except a flexible spending account) is fully insured and claims with respect to any participant or covered dependent under such Welfare Plan could not result in any uninsured liability to Rand, its Subsidiary or NEWCO (except a flexible spending account).

(g) Except as set forth in Section 4.11(g)(i) of Rand Disclosure Schedule, the execution of this Agreement and the Stock Purchase do not constitute a triggering event under any Rand Benefit Plan, Employment Agreement, policy, arrangement, statement, commitment or agreement, whether or not legally enforceable, which (either alone or upon the occurrence of any additional or subsequent event) will or may result in any “parachute payment” (as defined in Section 280G of the Code). Except as set forth on Section 4.11(g)(ii) of Rand Disclosure Schedule, no Rand Benefit Plan or Employment Agreement provides for the payment of severance, termination, change-in-control or any similar type of payments or benefits.

4.12 Certain Contracts. (a) Except as set forth in Section 4.12(a) of Rand Disclosure Schedule or as expressly contemplated by this Agreement, neither Rand nor its Subsidiary is a party to or bound by any Rand Contract that is:

(i) a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC) to be performed after the date of this Agreement that has not been filed or incorporated by reference in the Rand SEC Reports filed prior to the date hereof or that is material to Rand and its Subsidiary, taken as a whole, or their financial condition or results of operations;

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(ii) except with respect to investments set forth in the Rand SEC Reports or any other arrangement regarding a Portfolio Company, a joint venture, alliance or partnership agreement;

(iii) other than any arrangement regarding any Portfolio Company, a loan, guarantee of indebtedness or credit agreement, note, mortgage, indenture or other binding commitment (other than those between or among Rand and its Subsidiary) relating to indebtedness for borrowed money in an amount in excess of $25,000 individually;

(iv) a non-competition or non-solicitation contract or agreement that purports to limit the manner in which, or the localities in which, the business of Rand and its Subsidiary, taken as a whole, is conducted or the types of businesses that Rand and its Subsidiary, taken as a whole, conduct;

(v) is a contract or agreement requiring expenditures by Rand, and/or its Subsidiary in excess of $25,000 in the aggregate on or after the date of this Agreement or under which Rand and/or its Subsidiary is entitled to receive in excess of $25,000 in the aggregate on or after the date of this Agreement, in each case, excluding payments received related to Portfolio Company investments; or

(vi) other than any arrangement regarding any Portfolio Company, is a contract or agreement relating to the acquisition or disposition of any business or operations (whether by merger, sale of stock, sale of assets or otherwise) that has not yet been consummated (all Rand Contracts described in clauses (i) through (vi), collectively the “Rand Material Contracts”).

(b) Except as set forth in Section 4.12(b) of Rand Disclosure Schedule, (i) each Rand Material Contract is valid and binding on Rand or its Subsidiary and, to the knowledge of Rand, the other parties thereto, enforceable against it in accordance with its terms (subject to the Bankruptcy and Equity Exception) and is in full force and effect, (ii) Rand and its Subsidiary and, to Rand’s knowledge, each other party thereto has duly performed all obligations required to be performed by it to date under each Rand Material Contract and (iii) no event or condition exists that constitutes or, after notice or lapse of time or both, will constitute, a breach, violation or default on the part of Rand or its Subsidiary or, to Rand’s knowledge, any other party thereto under any such Rand Material Contract.

4.13 Property; Investment Securities.

(a) Except as set forth on Section 4.13 of the Rand Disclosure Schedule, Rand or its Subsidiary (a) has good and marketable title to all the properties and assets reflected in the latest audited balance sheet included in such Rand SEC Report as being owned by Rand or its Subsidiary or acquired after the date thereof (except properties sold or otherwise disposed of since the date thereof in the ordinary course of business), free and clear of all Liens of any nature whatsoever, except Permitted Liens, and (b) is the lessee of all leasehold estates reflected in the latest audited financial statements included in such Rand SEC Report or acquired after the date thereof (except for leases that have expired by their terms since the date thereof), free and clear of all Liens of any nature whatsoever, except for Permitted Liens, and is in possession of the properties purported to be leased thereunder, and each such lease is valid without default thereunder by the lessee or, to Rand’s knowledge, the lessor.

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(b) Without limiting the foregoing Section 4.13(a), each of Rand and its Subsidiary has good title to all securities and investment assets owned by it, free and clear of any Liens, except (i) for those Liens or restrictions arising under the Organizational Documents of the issuers of such securities, (ii) to the extent such securities or investment assets are pledged in connection with the SBA Debentures, (iii) Permitted Liens or (iv) for Liens or restrictions that would not individually or in the aggregate be material with respect to the value, ownership or transferability of such securities or investment assets.

4.14 Intellectual Property. Rand and its Subsidiary own or have the right to use in the manner currently used all Intellectual Property Rights material to the respective businesses of Rand and its Subsidiary as now conducted and as described in Rand SEC Reports, and the expected expiration of any of such Intellectual Property Rights would not be material to Rand and its Subsidiary, taken as a whole.

4.15 State Takeover Laws. The Rand Board has unanimously approved this Agreement and the Stock Purchase as required to render inapplicable to the Agreement and such transaction the restrictions on “business combinations” set forth in Section 912 of the NYBCL or any other “moratorium”, “control share”, “fair price”, “takeover”, or “interested stockholder” law (any such laws, “Takeover Statute”).

4.16 Rand Information. The information relating to Rand and its Subsidiary that is provided by Rand or its representatives for inclusion in the Proxy Statement, or in any application, notification or other document filed with any other SRO or Governmental Entity in connection with the Stock Purchase, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading. The Proxy Statement as it relates to Rand and its Subsidiary and other portions within the reasonable control of Rand and its Subsidiary will comply in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder.

4.17 Insurance. Rand and its Subsidiary maintain, or are covered by, policies of insurance in such amounts and against such risks as are customary in the industries in which Rand and its Subsidiary operate. Rand and its Subsidiary have paid, or caused to be paid, all premiums due under all insurance policies of Rand and its Subsidiary and have not received written notice that they are in default with respect to any material obligations under such policies. Neither Rand nor its Subsidiary has received any written notice of cancellation or termination with respect to any existing material insurance policy that is held by, or for the benefit of, Rand or its Subsidiary, other than as would not, individually or in the aggregate, be material to Rand and its Subsidiary, taken as a whole.

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4.18 No Other Representations or Warranties. Except for the representations and warranties contained in this Article IV or any certificate delivered pursuant to this Agreement, neither Rand nor any other Person on behalf of Rand makes any express or implied representation or warranty with respect to Rand, its Subsidiary, any investment assets or Portfolio Company, or any other information provided to East in connection with the Stock Purchase, including the accuracy, completeness or timeliness thereof. Neither Rand nor any other Person will have or be subject to any claim, liability or indemnification obligation to East, or any other Person resulting from the distribution or failure to distribute to East, or East’s use of, any such information, including any information, documents, projections, estimates, forecasts or other material made available to East in the electronic data room maintained by Rand for purposes of the Stock Purchase or management presentations in expectation of the Stock Purchase, unless and to the extent any such information is expressly included in a representation or warranty contained in this Article IV or in any certificate delivered pursuant to this Agreement.

Article V

REPRESENTATIONS AND WARRANTIES OF EAST

Except as disclosed in East Disclosure Schedule, East hereby represents and warrants to Rand as follows:

5.1. Corporate Organization.

(a) East is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware. East has the requisite limited liability company power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted.

(b) East is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not, individually or in the aggregate, have a Material Adverse Effect on East.

5.2. Authority; No Violation. (a) East has full limited liability company power and authority to execute and deliver this Agreement and to consummate the Stock Purchase. The execution and delivery of this Agreement and the consummation of the Stock Purchase have been duly and validly approved by East. No other limited liability company or other proceedings on the part of East are necessary to approve the Stock Purchase. This Agreement has been duly and validly executed and delivered by East and (assuming due authorization, execution and delivery by Rand) constitutes the valid and binding obligations of East, enforceable against East in accordance with its terms (subject to the Bankruptcy and Equity Exception).

(b) Neither the execution and delivery of this Agreement by East or the consummation by East of the Stock Purchase, nor compliance by East with any of the terms or provisions of this Agreement, will (i) violate any provision of East’s Organizational Documents, or (ii) assuming that the consents, approvals and filings referred to in Section 5.3 are duly obtained and/or made, (A) violate any Laws applicable to East or any of its properties or assets, or (B) except as would not, individually or in the aggregate, have a Material Adverse Effect on East, violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of East under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, franchise, agreement or other instrument or obligation to which East or any of its Subsidiaries is a party or by which any of them or any of their respective properties or assets is bound.

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5.3. Consents and Approvals.

(a) Except for (i) filings under Section 13(d) and Section 16 of the Exchange Act with the SEC and (ii) compliance with the Investment Company Act and the rules and regulations promulgated thereunder, no other consents, authorizations, approvals, or exemptions from, or notices to, or filings with, any Governmental Entity by East are necessary in connection with the execution and delivery by East of this Agreement or the consummation by East of the Stock Purchase.

(b) Except for matters covered in the immediately preceding Section 5.3(a), no consents or approvals of any Person are necessary in connection with the execution and delivery by East of this Agreement or the consummation by East of the Stock Purchase.

5.4. Regulatory Matters. East is not subject to any cease-and-desist or other order or enforcement action issued by, or is a party to any written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or has been ordered to pay any civil money penalty by, or has been a recipient of any supervisory letter from, or has adopted any policies, procedures or board resolutions at the request or suggestion of, any SRO or Governmental Entity that currently restricts in any material respect the conduct of its business, or that in any material manner relates to its credit, risk management or compliance policies, its internal controls, its management or its business, or would in any way adversely affect the Stock Purchase (each item in this sentence, a “East Regulatory Agreement”), nor has East been advised by any SRO or Governmental Entity that it is considering issuing, initiating, ordering, or requesting any such East Regulatory Agreement.

5.5. Broker’s Fees. None of East or any of its Subsidiaries, nor any of their respective officers or directors, has employed any broker or finder or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Stock Purchase.

5.6. Legal Proceedings.

(a) Except as would not, individually or in the aggregate, have a Material Adverse Effect on East, neither East nor any of its Affiliates is a party to any, and there are no pending or, to East’s knowledge, threatened, legal, administrative, arbitral or other proceedings, claims, actions, suits or governmental or regulatory investigations of any nature against East or any of its Affiliates or to which its assets are subject.

(b) Except as would not, individually or in the aggregate, have a Material Adverse Effect on East, there is no judgment, settlement agreement, order, injunction, decree or regulatory restriction imposed upon East or any of its Subsidiaries or any of their respective assets (or that, upon consummation of the Stock Purchase, would apply to Rand or its Subsidiary).

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5.7. State Takeover Laws. No Takeover Statute under the laws of the State of Delaware applies to East in connection with the Stock Purchase.

5.8. East Information. The information relating to East that is provided by East or its representatives for inclusion in the Proxy Statement, or in any application, notification or other document filed with any other SRO or Governmental Entity in connection with the Stock Purchase, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading.

5.9. Sufficiency of Funds. East has sufficient immediately available funds in cash or cash equivalents, or availability under lines of credit in effect, in each case as necessary to pay the full amount of the Cash Consideration and any other amounts required to be paid by East under this Agreement, together with expenses incurred by East or its Affiliates in connection with the preparation, negotiation and execution of this Agreement and the Stock Purchase, and to effect the consummation of the Stock Purchase.

5.10. No Arrangements with Management or Stockholders. Other than this Agreement, as of the date hereof, there are no binding contracts, undertakings, commitments, agreements or obligations or understandings, whether written or oral, between East or any of its Affiliates, on the one hand, and any member of Rand’s management or Rand Board, or any Rand Stockholder, on the other hand, relating to the Stock Purchase.

5.11. Securities Laws Matters.

(a) East is an “Accredited Investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. East agrees to furnish any additional information requested by Rand to assure compliance with applicable U.S. federal and state securities laws in connection with the Stock Purchase. The Purchased Shares will be acquired by East for its own account for investment purposes, not as a nominee or agent, and not with a view to or in connection with the public sale or public distribution of any part thereof, without prejudice, however, subject to East’s right at all times to sell or otherwise dispose of all or any part of the Purchased Shares at any time pursuant to an effective registration statement under the Securities Act and applicable state securities laws, or under an exemption from such registration available under the Securities Act and other applicable state securities laws. East is not acting as an agent, representative, intermediary, nominee, derivative counterparty or in a similar capacity for any other Person, nominee account or beneficial owner, whether a natural person or entity.

(b) East understands that Purchased Shares are restricted securities within the meaning of Rule 144 under the Securities Act; and that Purchased Shares are not registered and must be held indefinitely unless they are subsequently registered or an exemption from such registration is available.

(c) East is able to bear the economic risk of holding the Purchased Shares for an indefinite period (including total loss of its investment), and has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risk of its investment in the Purchased Shares.

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(d) East further understands that (i) each certificate representing Purchased Shares shall be stamped or otherwise imprinted with a legend substantially in the following form or (ii) with respect to any Purchased Shares held in book entry form, Rand shall cause its transfer agent to apply a legend substantially in the following form to such Purchased Shares:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO AN EFFECTIVE REGISTRATION OR AN EXEMPTION FROM REGISTRATION WHICH, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO RAND, IS AVAILABLE. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO A SHAREHOLDER AGREEMENT, DATED AS ________, BY AND BETWEEN EAST ASSET MANAGEMENT, LLC AND RAND CAPITAL CORPORATION, A COPY OF WHICH IS ON FILE WITH RAND CAPITAL CORPORATION.

The legend set forth above shall be removed by Rand from any certificate evidencing Purchased Shares upon delivery to Rand of an opinion by counsel, reasonably satisfactory to Rand, that a registration statement under the Securities Act is at that time in effect with respect to the legend security or that such security can be freely transferred in a public sale without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which Rand issued the shares of Rand Common Stock to East.

5.12. Certain Regulatory Matters. As of the date of this Agreement, East is not, and as of the Closing Date, East will not be, (i) relying on Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act for an exclusion from the definition of “investment company” under the Investment Company Act or (ii) otherwise required to be registered as an “investment company” under the Investment Company Act.

5.13. Contributed Investment Assets; Title to Contributed Investment Assets.

(a) Except as set forth in Section 5.13(a) of the East Disclosure Schedule, East is the sole owner and holder of the Contributed Investment Assets and East has good and marketable title and all legal and beneficial ownership interest in and to all of the Contributed Investment Assets, free and clear of any Liens (but subject to the Contributed Loan Documents and Liens arising under applicable Law). Except as set forth in Section 5.13(a) of East Disclosure Schedule, none of the Contributed Loans are subject to a participation or other participating or other interest of any nature whatsoever pursuant to which East has, or prior to the Closing Date will have, participated its interests (or sold a participating or other interest) in such Contributed Loan.

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(b) Except as set forth in Section 5.13(b) of East Disclosure Schedule, there are no actions, suits, claims or proceedings pending in which one of the Borrowers has (i) filed, or consented (by answer or otherwise) to the filing against it, of a petition for relief under any bankruptcy or insolvency law of any jurisdiction, (ii) made an assignment for the benefit of its creditors, (iii) consented to the appointment of a custodian, receiver, trustee, liquidator or other judicial officer with similar power over itself or any substantial part of its property, (iv) been adjudicated by a court to be insolvent, or (v) taken corporate or other entity action for the purpose of authorizing any of the foregoing. Neither East nor, to East’s knowledge, any Borrower is in breach of or under default pursuant to the terms, conditions or provisions of, any Contributed Loan Documents. No event or condition exists that constitutes or, after notice or lapse of time or both, will constitute, a breach, violation or default on the part of East or any of its Subsidiaries or, to East’s knowledge, any other party thereto under any Contributed Loan Document. There are no disputes pending or, to East’s knowledge, threatened with respect to any Contributed Loan Document.

(c) Except as set forth in Section 5.13(c) of the East Disclosure Schedule, each Contributed Loan complies in all material respects, and did comply as of the date on which it was originated, with applicable Laws.

(d) The obligations of each Borrower with respect to the applicable Contributed Loans are not subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and the operation of any of the terms of any of the Contributed Loan Documents, or the exercise of any right thereunder, will not render such Contributed Loan Document unenforceable in whole or in part or subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and East has not received written notice of the assertion of any such right of rescission, setoff, counterclaim or defense asserted with respect thereto.

(e) Complete and correct copies of all the Contributed Loan Documents and Contributed Loan Files, including all material modifications, amendments and supplements thereto, have been made available to Rand prior to the date hereof. Except as set forth in such documents or files provided to Rand, (1) the Contributed Loan Documents (A) have not been modified in any material respect, satisfied or canceled in whole or in part (except for repayments occurring after the date of the Contributed Loan Schedule), or subordinated to any other indebtedness of the applicable Borrower and (B) are not subject to any release or compliance waiver that is currently in effect as to any provision thereof (or, if such release or compliance waiver exists, was made available to Rand), and (2) except to the extent permitted under the terms of the applicable Contributed Loan Documents, (I) no underlying obligor with respect to the Contributed Loan Documents has been released from liability, and (II) no Contributed Loan Collateral has been released from the Liens granted under the Contributed Loan Documents.

(f) None of the Contributed Loan Notes has any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person.

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(g) As of the date hereof, except as set forth on Section 5.13(g) of the East Disclosure Schedule, no Contributed Loan is more than thirty (30) days delinquent in the payment of interest or principal therein.

(h) Each Contributed Loan Document to which East is a party constitutes the legal, valid and binding obligations of East and, to the knowledge of East, each Borrower party thereto, enforceable against East and, to the knowledge of East, each Borrower party thereto, in accordance with their respective terms (subject to the Bankruptcy and Equity Exception).

(i) The Contributed Loan Schedule is accurate in all material respects.

(j) Except as set forth in Section 5.13(j) of the East Disclosure Schedule, no Consent of any Person is required to sell, assign, transfer, convey, contribute or deliver, or in connection with selling, assigning, transferring, conveying, contributing or delivering, a Contributed Investment Asset to Rand pursuant to the Stock Purchase.

Article VI

COVENANTS RELATING TO CONDUCT OF BUSINESS

6.1. Conduct of Businesses Prior to the Closing. Except as expressly contemplated by or permitted by this Agreement or with the prior written consent of the other Party, during the period from the date of this Agreement to the Closing Date, (a) Rand shall, and shall cause its Subsidiary to, (i) conduct its business in the ordinary course, as such business is being conducted as of the date hereof, (ii) use reasonable best efforts to maintain and preserve intact its business organization and advantageous business relationships and retain the services of its key officers and key employees and (iii) not take or omit to take any action that would reasonably be expected to have a Material Adverse Effect, and (b) both of Rand and East shall, and shall cause each of its respective Subsidiaries or Affiliates to, take no action that is intended to or would reasonably be expected to adversely affect or delay the ability of Rand or East either to obtain any necessary approvals of any SRO or Governmental Entity required for the Stock Purchase or to perform its covenants and agreements under this Agreement or to consummate the Stock Purchase.

6.2. Rand Forbearances. During the period from the date of this Agreement to the Closing Date, except as expressly contemplated or permitted by this Agreement, or as provided on Section 6.2 to the Rand Disclosure Schedule, Rand shall not, and shall not permit its Subsidiary to, without the prior written consent of East (which consent shall not be unreasonably withheld, conditioned or delayed):

(a) other than in the ordinary course of business consistent with past practice, incur any indebtedness for borrowed money, assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any other individual, corporation or other entity, or, make any loan or advance or capital contribution to, or investment in, any Person;

(b)           (i) adjust, split, combine or reclassify any of its capital stock;

(ii) make, declare or pay any dividend, other than (A) any regular quarterly dividend consistent with past practice and (B) dividends paid by the SBIC Subsidiary to Rand;

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(iii) make any other distribution on, or directly or indirectly redeem, purchase or otherwise acquire, any shares of its capital stock or any securities or obligations convertible (whether currently convertible or convertible only after the passage of time or the occurrence of certain events) into or exchangeable for any shares of its capital stock; or

(iv) grant any stock options or restricted shares under any equity incentive plan of Rand, or grant any individual, corporation or other entity any right to acquire any shares of its capital stock, or issue any additional shares of capital stock or other securities;

(c) except as required under any Rand Contract or Rand Benefit Plan existing as of the date hereof or as required by applicable Law, (i) increase in any material manner the compensation or benefits of any of Rand Employees, (ii) become a party to, establish, amend, commence participation in, terminate or commit itself to the adoption of any Rand Benefit Plan or plan, agreement or arrangement which would be a Rand Benefit Plan if in effect on the date hereof, or (iii) hire any senior management employee or terminate the employment of any senior management employee other than for cause;

(d) other than in the ordinary course of business consistent with past practice with respect to securities of Portfolio Companies, sell, transfer, pledge, lease, license, mortgage, encumber or otherwise dispose of any material amount of its properties or assets (including pursuant to securitizations) to any individual, corporation or other entity other than a Subsidiary or cancel, release or assign any material amount of indebtedness to any such Person or any claims held by any such Person, in each case other than pursuant to contracts in force at the date of this Agreement;

(e) other than the amendment of the Rand Certificate to increase the number of authorized shares of Rand Common Stock as described in Section 7.3(a)(ii), amend the Rand Certificate or the Rand Bylaws or the Organizational Documents of the SBIC Subsidiary, or take any action to exempt any person or entity (other than East or any of its Subsidiaries) or any action taken by any person or entity from any Takeover Statute or similarly restrictive provisions of its Organizational Documents;

(f) take any action or willfully fail to take any action that is intended or may reasonably be expected to result in any of the conditions to the Stock Purchase set forth in Article VIII not being satisfied;

(g) incur any capital expenditures that would exceed $25,000 individually or $75,000 in the aggregate;

(h) commence or settle any material Claims;

(i) amend, terminate, cancel, renew or agree to any material amendment of, or change in or waiver under any Rand Material Contract;

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(j) make any material change to its principles, practices or methods of accounting, except (i) as required by GAAP (or any interpretation), (ii) as required by a change in applicable Law, or (iii) recommended by the audit committee of the Rand Board;

(k) enter into any material transaction other than in the ordinary course of business consistent with past practice; or

(l) agree, resolve to or commit to do, or publicly announce an intention to do, any of the foregoing.

6.3. East Forbearances. During the period from the date of this Agreement to the Closing Date, except as expressly contemplated or permitted by this Agreement, or as provided on Section 6.3 to the East Disclosure Schedule, East shall not, and shall not permit any of its Subsidiaries to, without the prior written consent of Rand (which consent shall not be unreasonably withheld, conditioned or delayed):

(a) sell, transfer, pledge, lease, license, mortgage, encumber or otherwise dispose of any Contributed Investment Asset to any individual, corporation or other entity other than a Subsidiary or cancel, release or assign, or sell or transfer a participating or other interest in, any material amount of indebtedness under a Contributed Loan;

(b) take any action or willfully fail to take any action that is intended or may reasonably be expected to result in any of the conditions to the Stock Purchase set forth in Article VIII not being satisfied;

(c) commence or settle any material Claims relating to the Contributed Investment Assets;

(d) amend, terminate, cancel, renew or agree to any material amendment of, or change in or waiver under any, Contributed Loan Document; or

(e) agree, resolve to or commit to do, or publicly announce an intention to do, any of the foregoing.

Article VII

ADDITIONAL AGREEMENTS

7.1. Regulatory and Other Matters.

(a) The Parties shall cooperate with each other and use their respective commercially reasonable efforts to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings, to obtain as promptly as practicable all Permits of all third parties and Governmental Entities and Consents that are necessary or advisable to consummate the Stock Purchase and defend any lawsuits or other Claims challenging this Agreement or the consummation of the Stock Purchase, and to comply with the terms and conditions of all such Permits of all such third parties or Governmental Entities. Each of the Parties shall have the right to review in advance, and, to the extent practicable, each will consult with the other Party on, in each case subject to applicable Laws relating to the confidentiality of information, all information relating to Rand or East, as the case may be, and any of their respective Subsidiaries, that appear in any filing made with, or written materials submitted to, any third party or any Governmental Entity in connection with the Stock Purchase. In exercising the foregoing right, each of the Parties shall act reasonably and as promptly as reasonably practicable. The Parties shall consult with each other with respect to the obtaining of all Permits of all third parties and Governmental Entities necessary or advisable to consummate the Stock Purchase and each Party will keep the other apprised of the status of matters relating to completion of the Stock Purchase.

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(b) Without in any way limiting the foregoing Section 7.1(a), as promptly as reasonably practicable after the date of this Agreement, Rand shall prepare (with East’s reasonable cooperation), and use its commercially reasonable efforts to file, as soon as reasonably practicable following the date of this Agreement, the preliminary Proxy Statement with the SEC. No filing of, or amendment or supplement to, the Proxy Statement as it relates to East or the Stock Purchase will be made by Rand without providing East a reasonable opportunity to review and comment thereon, which comments Rand will consider for inclusion in good faith. In connection with the foregoing, each of East and Rand shall, upon request, furnish, and cause its accountants and other agents and service providers to furnish to the other and the other’s agents, all information concerning itself, its Subsidiaries, members, managers, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with the Proxy Statement. Rand will advise East promptly after it receives any oral or written request by the SEC for amendment of the Proxy Statement or comments thereon and responses thereto or requests by the SEC for additional information, in each case to the extent related to East or the Stock Purchase, and will promptly provide East with copies of any written communication from the SEC or any state securities commission and a reasonable opportunity to participate in the responses thereto. If, at any time prior to the Closing Date, any information relating to Rand or East, or any of their respective Affiliates, officers or directors, should be discovered by Rand or East that should be set forth in an amendment or supplement to the Proxy Statement, so that the Proxy Statement would not contain any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Party that discovers such information shall promptly notify the other Party hereto and an appropriate amendment or supplement describing such information shall promptly be filed with the SEC and, to the extent required under applicable Law, disseminated to Rand Stockholders; provided that the delivery of such notice and the filing of any such amendment or supplement shall not affect or be deemed to modify any representation or warranty made by either Party hereunder or otherwise affect the remedies available hereunder to either Party.

(c) Promptly following the date hereof, Rand shall inform the SBA of the Stock Purchase take such actions in accordance with SBA regulations and guidelines, and make such filings, as may be reasonably necessary to obtain the SBA’s approval and/or consent of the continued effectiveness of the SBA licenses held by Rand or the SBIC Subsidiary (the “SBA Approval”) or to receive confirmation that SBA Approval is not required.

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7.2. Access to Information. (a) Upon reasonable notice and subject to applicable Laws relating to the confidentiality of information, Rand shall, and shall cause its Subsidiary to, afford to the officers, employees, accountants, counsel, advisors, agents and other representatives of East, reasonable access, during normal business hours during the period prior to the Closing, to all its properties, books, contracts, commitments and records, and, during such period, Rand shall, and shall cause its Subsidiary to, make available to East (i) a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of federal securities laws (other than reports or documents that Rand is not permitted to disclose under applicable Law) and (ii) all other information concerning its business, properties and personnel as East may reasonably request that is relevant to the Stock Purchase. Neither Rand nor its Subsidiary shall be required to provide access to or to disclose information where such access or disclosure would jeopardize the attorney-client privilege of Rand or its Subsidiary or contravene any applicable Law, fiduciary duty or binding agreement entered into prior to the date of this Agreement. The Parties shall make appropriate substitute disclosure arrangements under circumstances in which the restrictions of the preceding sentence apply.

(b) Upon reasonable notice and subject to applicable Laws relating to the confidentiality of information, East shall, and shall cause each of its Subsidiaries or Affiliates, as applicable, to, afford to the officers, employees, accountants, counsel, advisors, agents and other representatives of Rand, reasonable access, during normal business hours during the period prior to the Closing, to all its properties, books, contracts, commitments and records relating to the Contributed Investment Assets and, during such period, East shall, and shall cause its Subsidiaries or Affiliates, as applicable, to, make available to Rand all information concerning the Contributed Investment Assets or its business, properties and personnel as Rand may reasonably request that is relevant to the Stock Purchase. Neither East nor any of its respective Subsidiaries shall be required to provide access to or to disclose information where such access or disclosure would jeopardize the attorney-client privilege of East or any of its Subsidiaries or Affiliates, as applicable, or contravene any applicable Law, fiduciary duty or binding agreement entered into prior to the date of this Agreement. The Parties shall make appropriate substitute disclosure arrangements under circumstances in which the restrictions of the preceding sentence apply.

(c) Rand shall file all periodic reports required to be filed by it between the date hereof and the Closing. Each such filing shall be prepared in accordance with the applicable forms, rules and regulations of the SEC and shall satisfy the standard set forth in Section 4.5(c) for Rand SEC Reports.

(d) All information and materials provided pursuant to this Agreement shall be subject to (i) the provision regarding confidentiality set forth in Section 8 of the Letter of Intent entered into by and among Rand, East and Callodine Capital Management LP as of November 1, 2018 and (ii) the Non-Disclosure Agreement entered into by and among Rand, East and Callodine Capital Management LP as of March 26, 2018 (together, the “Confidentiality Agreement”).

(e) No investigation by a Party hereto or its representatives shall affect the representations and warranties of the other Party set forth in this Agreement.

7.3. Rand Stockholder Approvals.

(a) Subject to the earlier termination of this Agreement in accordance with Article IX, as promptly as reasonably practicable following Rand’s receipt of notice from the SEC that the SEC has completed its review of the Proxy Statement, Rand, acting through Rand Board, shall duly call, give notice of, convene and hold the Rand Stockholder Meeting for the purpose of obtaining the following stockholder approvals (collectively, such stockholder approvals, the “Rand Stockholder Approvals”):

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(i) approval and adoption of a proposal to issue Rand Common Stock at a price that is below the then current net asset value per share of the Rand Common Stock in connection with the Stock Purchase by the 1940 Act Majority and the 1940 Act Majority excluding Rand Common Stock held by Affiliates of Rand, which, for this purpose, includes Rand’s directors, officers, employees and five percent stockholders in accordance with Section 15 of the Investment Company Act;

(ii) approval and adoption of an amendment to the Rand Certificate to increase the number of shares of authorized Rand Common Stock to 100,000,000 shares of Rand Common Stock by an affirmative vote of holders of a majority of the outstanding shares of Rand Common Stock; and

(iii) approval and adoption of a proposal to approve, for purposes of complying with NASDAQ listing rules 5635(a) and 5635(b), the Stock Purchase by affirmative vote of a majority of the votes cast at the Rand Stockholder Meeting.

(b) In connection therewith, Rand Board shall be permitted to adjourn, delay or postpone Rand Stockholder Meeting in accordance with applicable Law (but not beyond the Outside Date) (i) to the extent necessary to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure which Rand Board has determined in good faith after consultation with outside counsel is reasonably likely to be necessary or appropriate under applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by Rand Stockholders prior to Rand Stockholder Meeting, (ii) if there are insufficient shares of Rand Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Rand Stockholder Meeting, or (iii) to allow reasonable additional time to solicit additional proxies to the extent Rand Board or any committee thereof reasonably believes necessary in order to obtain Rand Stockholder Approvals and the Rand Board determines that such delay or postponement is consistent with its fiduciary duties. Unless the Rand Board has made an Adverse Recommendation Change, Rand shall, through Rand Board, make the Rand Board Recommendation, and shall include such Rand Board Recommendation in the Proxy Statement, and use its commercially reasonable efforts to (x) solicit from Rand Stockholders proxies in favor of the Rand Stockholder Approvals, and (y) take all other action necessary or advisable to secure the Rand Stockholder Approvals.

(c) Except as expressly permitted in Section 7.7(e), the Rand Board shall not (i) withhold, withdraw or modify or qualify, or propose publicly to withhold, withdraw or modify or qualify, in a manner adverse to East, the Rand Board Recommendation, (ii) fail to reaffirm the Rand Board Recommendation or fail to publicly state that the Stock Purchase and this Agreement are in the best interests of the Rand Stockholders, within fifteen (15) Business Days after East requests in writing that such action be taken, (iii) fail to publicly announce, within fifteen (15) Business Days after a tender offer or exchange offer relating to the securities of Rand shall have been commenced, a statement disclosing that the Rand Board recommends rejection of such tender offer or exchange offer, (iv) take or resolve to take any other action or make any other statement in connection with the Rand Stockholder Meeting inconsistent with the Rand Board Recommendation or (v) approve, determine to be advisable, or recommend, or propose publicly to approve, determine to be advisable, or recommend, any Competing Proposal (any of the foregoing (i) through (v) being referred to as an “Adverse Recommendation Change”).

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7.4. Indemnification; Directors’ and Officers’ Insurance.

(a) In the event of any threatened or actual Claim, including any such Claim in which any individual who is now, or has been at any time prior to the date of this Agreement, or who becomes prior to the Closing, a director or officer of Rand or its Subsidiary or who is or was serving at the request of Rand or its Subsidiary as a director or officer of another Person (the “Indemnified Parties”), is, or is threatened to be, made a party based in whole or in part on, or arising in whole or in part out of, or pertaining to (i) the fact that he or she is or was a director or officer of Rand or its Subsidiary prior to the Closing or (ii) this Agreement or the Stock Purchase, whether asserted or arising before or after the Closing, the Parties shall cooperate and use their commercially reasonable efforts to defend against and respond thereto. All rights to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the Closing now existing in favor of any Indemnified Party as provided in the Organizational Documents, and any existing indemnification agreements set forth in Section 7.4 of the Rand Disclosure Schedule, shall survive the Stock Purchase as a contractual obligation of Rand and shall continue in full force and effect in accordance with their terms following the Closing Date, and shall not be amended, repealed or otherwise modified in any manner that would adversely affect the rights thereunder of such individuals for acts or omissions occurring at or prior to the Closing.

(b) Rand shall, to the fullest extent permitted by applicable Law, indemnify, defend and hold harmless, and provide advancement of expenses (subject to an undertaking, in such form as may be required under applicable Law as in effect at the time of the execution thereof, to reimburse the portion (if any) of any expenses advanced to the Indemnified Party relating to Claims as to which it shall ultimately be adjudged that the statutory standard of conduct has not been met by the Indemnified Party for entitlement to such indemnification) to, each Indemnified Party against all losses, claims, damages, costs, expenses, liabilities or judgments or amounts that are paid in settlement of or in connection with any Claim based in whole or in part on or arising in whole or in part out of the fact that such Person is or was a director or officer of Rand or its Subsidiary, and pertaining to any matter existing or occurring, or any acts or omissions occurring, at or prior to the Closing, whether asserted or claimed prior to, or at or after, the Closing (including matters, acts or omissions occurring in connection with the approval of this Agreement and the consummation of the Stock Purchase) or taken at the request of East pursuant to Section 7.5 hereof.

(c) For a period of not less than six (6) years from the Closing Date, Rand shall, at its sole cost, either (i) maintain officers’ and directors’ liability insurance covering the individuals serving as officers and directors of Rand or its Subsidiary immediately prior to the Closing in an amount not less than, and on terms no less favorable in the aggregate to, such officers and directors of Rand or its Subsidiary than under the directors’ and officers’ liability insurance policy maintained by Rand as of the Closing Date or (ii) cause the individuals serving as officers and directors of Rand or its Subsidiary immediately prior to the Closing to be covered for a period of six (6) years from the Closing Date by the directors’ and officers’ liability insurance policy maintained by Rand through the purchase of so-called “tail” insurance (provided that Rand may substitute therefor policies of at least the same coverage and amounts containing terms and conditions that are not less advantageous than such policy) with respect to acts or omissions occurring prior to the Closing that were committed by such officers and directors in their capacity as such. In connection with the foregoing subclause (c)(ii), Rand shall not be required to expend in the aggregate for the entire six (6)-year period referred to above an amount in excess of 300% of the annual premiums currently paid by Rand for such insurance.

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(d) The provisions of this Section 7.4 shall survive the Closing and are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party and his or her heirs and representatives.

7.5. Additional Agreements. In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement or to vest any Party with full title to all properties, assets, rights, approvals, immunities and franchises of another Party, the proper officers and directors of each Party and their respective Subsidiaries shall take all such necessary action as may be reasonably requested by such Party.

7.6. Advice of Changes. Each of East and Rand shall promptly advise the other Party of any change or event (i) having or reasonably likely to have a Material Adverse Effect on it, or (ii) that it believes would or would be reasonably likely to cause or constitute a breach of any of its representations, warranties or covenants contained in this Agreement that would result in the conditions to the Closing set forth in Article IX not being satisfied; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the Parties (or remedies with respect thereto) or the conditions to the obligations of the Parties under this Agreement.

7.7. No Solicitation.

(a) Subject to Section 7.7(d), from and after the date hereof, Rand shall, and shall cause its representatives to, (i) immediately cease and cause to be terminated any existing solicitation of, or discussions or negotiations relating to any Competing Proposal or any inquiry, discussion, offer or request that could reasonably be expected to lead to a Competing Proposal and (ii) terminate any data room access (or other access to diligence) of any Person relating to any Competing Proposal.

(b) Until the earlier of the Closing or termination of this Agreement, Rand shall, as promptly as reasonably practicable, and in any event within two (2) Business Days of receipt by Rand or any of its representatives of any Competing Proposal or any inquiry that could reasonably be expected to lead to a Competing Proposal that was not solicited in breach of Section 7.7(a), deliver to East a written notice setting forth: (A) the identity of the Person making such Competing Proposal or inquiry (except to the extent prohibited by the terms of any confidentiality agreement entered into prior to the date of this Agreement) and (B) the material terms and conditions of any such Competing Proposal or an unredacted copy of any documents in connection with such Competing Proposal. Rand shall keep East reasonably informed of any amendment or modification of any such Competing Proposal on a prompt basis, and in any event within two (2) Business Days.

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(c) Except as otherwise provided in this Agreement (including Section 7.7(d)), until the earlier of Closing or termination of this Agreement in accordance with its terms, Rand and its Subsidiary shall not, and Rand shall cause its representatives not to, directly or indirectly, (i) initiate, solicit, propose, induce or knowingly encourage, facilitate or assist the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, a Competing Proposal, (ii) engage in negotiations or substantive discussions with, or furnish any material nonpublic information to, or enter into any agreement, arrangement or understanding with, any Person relating to a Competing Proposal or any inquiry or proposal that could reasonably be expected to lead to a Competing Proposal or (iii) approve, endorse or recommend any proposal that constitutes, or could reasonably be expected to lead to, a Competing Proposal; provided however, that notwithstanding the foregoing, Rand (A) may inform Persons of the provisions contained in this Section 7.7 and (B) grant a waiver of, or terminate, any “standstill” or similar obligation of any Person with respect to Rand in order to allow such Person to confidentially submit a Competing Proposal.

(d) Notwithstanding anything to the contrary contained in this Agreement, at any time prior to the date that the Rand Stockholder Approval is obtained, in the event that Rand (or its representatives on Rand’s behalf) receives a Competing Proposal, (i) Rand and its representatives may contact such Person to clarify the terms and conditions thereof (without the Rand Board being required to make the determination in clause (ii) of this Section 7.7(d)) and (ii) Rand and the Rand Board and its representatives may engage in negotiations or substantive discussions with, or furnish any information and other access to, any Person making such Competing Proposal and its representatives and Affiliates if the Rand Board determines in good faith (after consultation with its outside financial advisors and legal counsel) that (A) such Competing Proposal either constitutes a Superior Proposal or could reasonably be expected to lead to a Superior Proposal and (B) failure to consider such Competing Proposal would reasonably be expected to be inconsistent with the fiduciary duties of the directors of Rand under applicable Law; provided, that (x) such Competing Proposal did not result from any breach of any of the provisions set forth in this Section 7.7, (y) prior to furnishing any non-public information concerning Rand, Rand receives from such Person, to the extent such Person is not already subject to a confidentiality agreement with Rand, a confidentiality agreement containing confidentiality terms that are not less favorable in the aggregate to Rand than those contained in the Confidentiality Agreement (unless Rand offers to amend the Confidentiality Agreement to reflect such more favorable terms) (an “Acceptable Confidentiality Agreement”) and (z) Rand shall promptly provide or make available to East any material written non-public information concerning Rand that it provides to such Person given such access that was not previously made available to East or its representatives concurrently with the delivery of such material non-public information to such Person.

(e) Except as otherwise provided in this Agreement, (i) the Rand Board shall not effect an Adverse Recommendation Change, and (ii) the Rand Board shall not approve or recommend, or allow Rand to execute or enter into, any letter of intent, memorandum of understanding or definitive stock purchase agreement, merger agreement or similar agreement with respect to any Competing Proposal (other than an Acceptable Confidentiality Agreement); provided however, that notwithstanding anything in this Agreement to the contrary, at any time prior to the receipt of the Rand Stockholder Approval, the Rand Board may (x) make an Adverse Recommendation Change solely as a result of an Intervening Event if the Rand Board determines in good faith (after consultation with its outside financial advisor and legal counsel) that failure to make an Adverse Recommendation Change would reasonably be expected to be inconsistent with the fiduciary duties of the Rand Board under applicable Law, or (y) if Rand has received a Competing Proposal that the Rand Board has determined in good faith (after consultation with its outside financial advisor and legal counsel) constitutes a Superior Proposal, authorize, adopt or approve such Superior Proposal and cause or permit Rand to enter into a definitive agreement with respect to such Superior Proposal concurrently with the termination of this Agreement in accordance with Section 9.1(f), but in each case only after providing the Notice of Adverse Recommendation or Notice of Superior Proposal, as applicable, and entering into good faith negotiations as required by Section 7.7(f).

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(f) Notwithstanding anything to the contrary in this Agreement, no Adverse Recommendation Change may be made and no termination of this Agreement pursuant to Section 9.1(f) may be effected, in each case until 5:00 p.m. on fifth (5th) calendar day following receipt of written notice from Rand to East advising East that Rand intends to make an Adverse Recommendation Change (a “Notice of Adverse Recommendation”) or terminate this Agreement pursuant to Section 9.1(f) (a “Notice of Superior Proposal”) and specifying the reasons therefor, including, if the basis of the proposed action is a Superior Proposal, the material terms and conditions of any such Superior Proposal. At the option of East, the Parties shall negotiate in good faith during such period to amend this Agreement in such a manner that the offer that was determined to constitute a Superior Proposal no longer constitutes a Superior Proposal. In determining whether to make an Adverse Recommendation Change or in determining whether a Competing Proposal constitutes a Superior Proposal, the Rand Board shall take into account any revisions to the terms of this Agreement proposed in writing by East in response to a Notice of Adverse Recommendation, a Notice of Superior Proposal or otherwise. Any amendment to such Superior Proposal shall require a new Notice of Superior Proposal and Rand shall be required to comply again with the requirements of this Section 7.7(f); provided, however, that the five (5) calendar day requirement shall be changed to three (3) calendar days.

(g) Notwithstanding the foregoing, nothing in this Agreement shall restrict Rand from taking or disclosing a position contemplated by Rules 14d-9 or 14e-2(a) under the Exchange Act, or otherwise making disclosure to comply with applicable Law (it being agreed that a “stop, look and listen” communication by the Rand Board to Rand Stockholders pursuant to Rule 14d-9(f) under the Exchange Act or a factually accurate public statement by Rand that describes Rand’s receipt, as applicable, of a Competing Proposal and the operation of this Agreement with respect thereto shall not be deemed to be an Adverse Recommended Change); provided that the foregoing shall in no way eliminate or modify the effect that any such disclosure or communication would otherwise have under this Agreement.

7.8. Takeover Statutes. The Parties shall use their respective commercially reasonable efforts (a) to take all action necessary so that no Takeover Statute is or becomes applicable to the Stock Purchase, and (b) if any such Takeover Statute is or becomes applicable to any of the foregoing, to take all action necessary so that the Stock Purchase may be consummated as promptly as reasonably practicable on the terms contemplated by this Agreement and otherwise to eliminate or minimize the effect of such Takeover Statute on the Stock Purchase.

7.9. Stockholder Litigation. Between the date of this Agreement and the Closing, Rand shall (a) provide prompt notice to East of all stockholder litigation relating to this Agreement or the Stock Purchase, and (b) consult with East regarding the defense and settlement of any litigation outstanding as of the date of this Agreement.

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7.10. NEWCO Registration as an Investment Adviser. NEWCO shall, and East shall cause NEWCO to, within five (5) Business Days after receipt of the Rand Stockholder Approvals, file a Form ADV with the SEC and make any other filing with any other Governmental Entity in order for NEWCO to become registered as an investment adviser under the Investment Advisers Act. NEWCO shall use its best efforts to, and East cause NEWCO to use its best efforts to, become, and to take any and all actions necessary to avoid or eliminate each and every impediment or to fulfill each and every requirement under the Investment Advisers Act or other applicable Law that may be asserted or required by any Governmental Entity so as to become, registered as an investment adviser under the Investment Advisers Act as promptly as possible after receipt of the Rand Stockholder Approvals.

7.11. No Material Change to Management Agreements. Between the date of this Agreement and the Closing Date, Rand shall not, without the written consent of East, amend, modify or alter, or agree to amend, modify or alter, either or both of the Management Agreements in any manner that deviates from the forms of Management Agreements attached to this Agreement.

Article VIII
CONDITIONS PRECEDENT

8.1. Conditions to Each Party’s Obligation To Effect the Stock Purchase. The respective obligations of the Parties to effect the Stock Purchase shall be subject to the satisfaction at or prior to the Closing of the following conditions:

(a) Stockholder Approvals. Rand Stockholder Approvals shall have been obtained.

(b) Externalization.

(i) Approval of Investment Advisory Agreement. The Investment Advisory Agreement shall have been (1) approved and adopted by the Rand Board in accordance with Section 15 of the Investment Company Act and the Rand Board shall have recommended that the Rand Stockholders approve the Investment Management Agreement at a meeting of the Rand Stockholders, and (2) approved by the 1940 Act Majority in accordance with Section 15 of the Investment Company Act.

(ii) Delivery of Management Agreements. Each of the Management Agreements shall have been duly and validly executed and delivered by Rand and (assuming due authorization, execution and delivery by NEWCO) shall constitute the valid and binding obligations of Rand, enforceable against Rand in accordance with their respective terms.

(iii) Registration of Adviser. NEWCO shall be registered as an investment adviser under the Investment Advisers Act.

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(iv) Rand Employees. Rand shall deliver evidence reasonably satisfactory to East that (1) each Employment Agreement has been terminated effective as of immediately prior to the Externalization and no payments have been or will be made under such Employment Agreements by Rand or any other party in connection with such termination, and (2) each Rand Employee has been terminated or otherwise resigned effective as of immediately prior to the Externalization.

(v) Rand Benefit Plans. Rand shall have delivered evidence reasonably satisfactory to East that each Rand Benefit Plan has been terminated effective as of immediately prior to the Externalization and no payments have been or will be made under such Rand Benefit Plans by Rand or any other party in connection with such termination.

(c) No Injunctions or Restraints; Illegality. No order, injunction or decree issued by any court or agency of competent jurisdiction or other law preventing or making illegal the consummation of the Stock Purchase shall be in effect.

(d) No Governmental Entity Litigation. There shall be no pending suit, action or proceeding by any Governmental Entity (i) challenging the Stock Purchase, seeking to restrain or prohibit the consummation of the Stock Purchase or seeking to obtain from Rand or East any damages that are material in relation to Rand and its Subsidiary taken as a whole, or (ii) seeking to prohibit NEWCO or any of its Affiliates from effectively becoming the external investment adviser of Rand and its Subsidiary.

(e) SBA Matters. Unless (i) Rand shall have received the SBA Approval or (ii) the SBA has provided confirmation to Rand that no approval from the SBA is required, in a manner that would allow the SBA Debentures to remain outstanding in accordance with their respective terms, Rand shall have delivered evidence to East of the payoff of, or the escrowing of funds in an amount sufficient to payoff, the SBA Debentures in accordance with SBA regulations.

8.2. Conditions to Obligations of East. The obligations of East to effect the Stock Purchase is also subject to the satisfaction, or waiver by East, at or prior to the Closing, of the following conditions:

(a) Representations and Warranties. Subject to the standard set forth in Section 8.4, and without giving effect to the impact of the Closing, the representations and warranties of Rand set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing as though made on and as of the Closing (except that representations and warranties that by their terms speak specifically as of the date of this Agreement or another date shall be true and correct as of such date); and East shall have received a certificate signed on behalf of Rand by the Chief Executive Officer or the Chief Financial Officer of Rand to the foregoing effect.

(b) Performance of Obligations of Rand. Rand shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date; and East shall have received a certificate signed on behalf of Rand by the Chief Executive Officer or the Chief Financial Officer of Rand to such effect.

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(c) No Material Adverse Effect. Since the date of this Agreement, no Material Adverse Effect with respect to Rand, or occurrence, change, event, effect or development that, individually or in combination with any other occurrence, change, event, effect or development, is or could reasonably be expected to result in, a Material Adverse Effect with respect to Rand, shall have occurred; and East shall have received a certificate signed on behalf of Rand by the Chief Executive Officer or the Chief Financial Officer of Rand to such effect.

(d) Shareholder Agreement. Rand shall have executed and delivered the Shareholder Agreement.

8.3. Conditions to Obligations of Rand. The obligation of Rand to effect the Stock Purchase is also subject to the satisfaction or waiver by Rand at or prior to the Closing of the following conditions:

(a) Representations and Warranties of East. Subject to the standard set forth in Section 8.4, the representations and warranties of East set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing as though made on and as of the Closing (except that representations and warranties that by their terms speak specifically as of the date of this Agreement or another date shall be true and correct as of such date); and Rand shall have received certificates signed by an officer of East to the foregoing effect.

(b) Performance of Obligations of East. East shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing, and Rand shall have received a certificate signed by an officer of East to such effect.

(c) Receipt of Consents. Each Consent set forth on Section 5.13(j) of the East Disclosure Schedule shall have been obtained.

(d) Delivery of Management Agreements by NEWCO. Each of the Management Agreements shall have been duly and validly executed and delivered by NEWCO and (assuming due authorization, execution and delivery by Rand) shall constitute the valid and binding obligations of NEWCO, enforceable against NEWCO in accordance with their respective terms.

(e) Shareholder Agreement. East shall have executed and delivered the Shareholder Agreement.

8.4. Standard. No representation or warranty of Rand contained in Article IV or of East contained in Article V shall be deemed untrue, inaccurate or incorrect for purposes of Section 8.2(a) or 8.3(a), as applicable, under this Agreement, as a consequence of the existence or absence of any fact, circumstance or event unless such fact, circumstance or event, individually or when taken together with all other facts, circumstances or events inconsistent with any representations or warranties contained in Article IV, in the case of Rand, Article V, in the case of East, has had or would reasonably be expected to have a Material Adverse Effect with respect to Rand or East, as applicable (disregarding for purposes of this Section 8.4, except in the case of Section 4.8, all qualifications or limitations set forth in any representations or warranties as to “materiality,” “Material Adverse Effect” and words of similar import). Notwithstanding the immediately preceding sentence, the representations and warranties contained in (i) Sections 4.2(a) and (b) shall be deemed untrue and incorrect if not true and correct except to a de minimis extent (relative to Section 4.2(a) or (b), respectively, taken as a whole), and (ii) Sections 4.1(a), 4.3(a), 4.3(c)(i), 4.7, and 4.15, in the case of Rand, Sections 5.1(a), 5.2(a), 5.2(b)(i), 5.5 and 5.12, in the case of East, shall be deemed untrue and incorrect if not true and correct in all respects.

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8.5. Frustration of Closing Conditions. Neither Rand, on the one hand, nor East, on the other hand, may rely on the failure of any condition set forth in Section 8.1, Section 8.2 or Section 8.3, as applicable, to be satisfied if such failure was primarily caused by the Party relying on such failure to perform any of its material obligations under this Agreement.

Article IX
TERMINATION AND AMENDMENT

9.1. Termination. This Agreement may be terminated at any time prior to the Closing, whether before or after receipt of the Rand Stockholder Approvals:

(a) by mutual consent of Rand and East, in a written instrument duly authorized by Rand and East;

(b) by either Rand or East, if the Stock Purchase shall not have been consummated on or before November 30, 2019 (the “Outside Date”), unless the failure of the Closing to occur by such date shall be due to the failure of the Party seeking to terminate this Agreement to perform or observe the covenants and agreements of such Party set forth in this Agreement;

(c) by either Rand or East, at any time prior to the Closing, in the event that Rand shall have failed to obtain the Rand Stockholder Approvals at the Rand Stockholder Meeting or any adjournment thereof;

(d) by either of Rand or East (provided that the terminating Party is not then in material breach of any representation, warranty, covenant or other agreement contained herein), if there shall have been a breach of any of the covenants or agreements or any of the representations or warranties set forth in this Agreement on the part of Rand, in the case of a termination by East, or of East, in the case of a termination by Rand, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the failure of the conditions set forth in Section 8.2 or 8.3, as the case may be, and which is not cured within 30 days following written notice to the Party committing such breach or by its nature or timing cannot be cured within such time period;

(e) by East, (i) within ten (10) Business Days after the Rand Board shall have effected an Adverse Recommendation Change prior to receipt of the Rand Stockholder Approvals, or (ii) in the event the Rand Board has approved, or authorized Rand or its Subsidiary to enter into, a merger agreement, letter of intent, acquisition agreement, stock purchase agreement or other similar agreement with respect to a Competing Proposal; or

(f) by Rand, in the event that:

(i) (A) Rand shall have received a Superior Proposal, (B) subject to Rand’s obligations under Section 7.7(f), the Rand Board shall have authorized Rand to enter into a definitive agreement to consummate the transaction contemplated by such Superior Proposal, and (C) concurrently with the termination of this Agreement, Rand pays East the Termination Fee contemplated by Section 9.4 and enters into the definitive agreement to consummate the transaction contemplated by such Superior Proposal; or

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(ii) the Rand Board shall have effected an Adverse Recommendation Change in accordance with the terms of Section 7.7.

The Party desiring to terminate this Agreement pursuant to clause (b), (c), (d), (e) or (f) of this Section 9.1 shall give written notice of such termination to the other Party in accordance with Section 10.2, specifying the provision or provisions hereof pursuant to which such termination is effected.

9.2. Effect of Termination. In the event of termination of this Agreement by any of Rand or East, as provided in Section 9.1, this Agreement shall become void and have no effect, and none of Rand or East, any of their respective Subsidiaries or any of the officers or directors of any of them shall have any liability of any nature whatsoever under this Agreement, or in connection with the Stock Purchase, except that (i) Sections 7.2(d), 9.2, 9.3, 9.4 and Article X shall survive any termination of this Agreement, and (ii) except as provided in Section 10.9(c), neither Rand nor East shall be relieved or released from any liabilities or damages arising out of its knowing and intentional breach of any provision of this Agreement. For all purposes of this Agreement, “knowing and intentional breach” means an act or failure to act undertaken by the breaching party who had actual knowledge that, and intention that, such party’s act or failure to act would result in or constitute a breach of the Agreement.

9.3. Fees and Expenses. All fees and expenses incurred in connection with the Stock Purchase shall be paid by the Party incurring such fees or expenses.

9.4. Termination Fee.

(a) In the event that this Agreement is terminated pursuant to Section 9.1(e) or Section 9.1(f) then, provided that East was not in material breach of its representations, warranties, covenants or agreements hereunder at the time of termination, Rand will pay to East, or to its designee within (x) two (2) Business Days in the event of termination pursuant to Section 9.1(e) or (y) immediately prior to the time of termination by Rand in the event of termination pursuant to Section 9.1(f), a fee in an amount equal to the East Expenses of up to $750,000 (such amount, the “Termination Fee”) to an account or accounts designated in writing by East. The right of East to receive the Termination Fee under this Section 9.4(a) shall be East’s sole recourse in connection with termination of this Agreement pursuant Section 9.1(e) or Section 9.1(f), except in the circumstance where, at the time of termination of this Agreement under Section 9.1(e) or Section 9.1(f), East had the legal right to terminate this Agreement under Section 9.1(d) as a result of a knowing and intentional breach of this Agreement by Rand.

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(b) In the event that (i) a Competing Proposal shall have been made or proposed to Rand (and publicly disclosed to the Rand Stockholders) or otherwise publicly announced, (ii) this Agreement is validly terminated by either East or Rand pursuant to Section 9.1(b) or (c) or is terminated by East pursuant to Section 9.1(d) (as a result of a material breach of any of the representations, warranties, covenants or other agreements set forth in this Agreement on the part of Rand), and (iii) within twelve (12) months following the date of such termination, Rand enters into an agreement for or relating to, and consummates, a Competing Proposal, or otherwise consummates any Competing Proposal (whether or not such Competing Proposal is the same Competing Proposal referred to in clause (i), but in each case for purposes of this Section 9.4(b), the references to “fifteen percent (15%)” in the definition of Competing Proposal shall be deemed references to “fifty percent (50%)”), Rand will pay to East, or to East’s designee, the Termination Fee within three (3) Business Days of the date on which Rand enters into such agreement or consummates such Competing Proposal. The right of East to receive the Termination Fee under this Section 9.4(b) shall be East’s sole recourse in connection with termination of this Agreement pursuant to Section 9.1(b), (c) or (d) (as a result of a material breach of any of the representations, warranties, covenants or other agreements set forth in this Agreement on the part of Rand), except for termination of this Agreement by East pursuant to Section 9.1(d) as the result of a knowing and intentional breach of this Agreement by Rand.

(c) The Parties acknowledge and hereby agree that in no event shall Rand be required to pay a Termination Fee on more than one occasion, and that only a single Termination Fee, if payable, shall be paid to East.

(d) Each of the Parties acknowledges that (i) the agreements contained in this Section 9.4 are an integral part of the Stock Purchase, (ii) the Termination Fee is not a penalty, but is liquidated damages, in a reasonable amount that will compensate East, in the circumstances in which the Termination Fee is payable, for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Stock Purchase, which amount would otherwise be impossible to calculate with precision, (iii) without these agreements, the Parties would not enter into this Agreement, and (iv) in the event that Rand shall fail to pay the Termination Fee pursuant to this Section 9.4, when due, and, in order to obtain such payment, East commences a suit that results in a final, non-appealable judgment against Rand, then Rand shall pay to East costs and expenses (including attorneys’ fees) in connection with such suit, together with interest on the Termination Fee at a rate equal to five percent (5%) per annum commencing on the date such payment was required to be made through the date of payment.

9.5. Amendment. This Agreement may be amended by the Parties at any time before or after receipt of Rand Stockholder Approvals; provided, however, that after receipt of Rand Stockholder Approvals, there may not be, without further approval of such Rand Stockholders, any amendment of this Agreement that requires further approval under applicable Law. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Parties.

9.6. Extension; Waiver. At any time prior to the Closing, the Parties, by action taken or authorized by East or the Rand Board, as applicable, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other Party, (b) waive any inaccuracies in the representations and warranties contained in this Agreement of the other Party or (c) waive compliance with any of the agreements or conditions contained in this Agreement in favor of such Party. Any agreement on the part of a Party to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such Party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

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Article X
GENERAL PROVISIONS

10.1. Nonsurvival of Representations, Warranties and Agreements. None of the representations, warranties, covenants and agreements set forth in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing, except for the matters set forth in Section 7.4 and for those other covenants and agreements contained in this Agreement that by their terms apply or are to be performed in whole or in part after the Closing.

10.2. Notices. All notices and other communications in connection with this Agreement shall be in writing and shall be deemed given if delivered personally, sent via facsimile (with confirmation), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

(a) if to Rand, to:

2200 Rand Building

Buffalo, New York 14203

Attention: Allen F. Grum, Chief Executive Officer

e-mail: pgrum@randcapital.com

with a copy (which shall not constitute notice) to:

Hodgson Russ LLP

The Guaranty Building

140 Pearl Street, Suite 100
Buffalo, New York 14202

Attention: John J. Zak. Esq.

e-mail: jzak@hodgsonruss.com

(b) if to East or NEWCO, to:

7777 NW Beacon Square Blvd.

Boca Raton, FL 33487

Attention: Adam Gusky

e-mail: agusky@emslp.com

with a copy (which shall not constitute notice) to:

Eversheds Sutherland (US) LLP

700 Sixth St., NW, Suite 700

Washington, DC 20001

Attention: Cynthia M. Krus, Esq.

e-mail: cynthiakrus@eversheds-sutherland.com

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10.3. Interpretation. When a reference is made in this Agreement to Articles, Sections, Exhibits or Schedules, such reference shall be to an Article or Section of or Exhibit or Schedule to this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” Each of the Rand Disclosure Schedule and East Disclosure Schedule, as well as all other schedules and all exhibits hereto, shall be deemed part of this Agreement and included in any reference to this Agreement. This Agreement shall not be interpreted or construed to require any person to take any action, or fail to take any action, if to do so would violate any applicable Law.

10.4. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that each Party need not sign the same counterpart. Facsimile and electronic signatures (i.e., PDF) to this Agreement shall be valid and will be deemed to have the same legal effect as an original signed counterpart of this Agreement.

10.5. Entire Agreement. This Agreement (including the documents and the instruments referred to in this Agreement), together with the Investment Advisory Agreement, the Administration Agreement, the Shareholder Agreement and Confidentiality Agreement, constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter of this Agreement.

10.6. Governing Law; Jurisdiction. This Agreement shall be governed and construed in accordance with the internal laws of the State of New York applicable to contracts made and wholly-performed within such state, without regard to any applicable conflicts of law principles. Each of the Parties hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of United States District Court for the Western District of New York and, if such court does not have jurisdiction over such dispute, the Supreme Court of the State of New York located in the County of Erie (including the applicable appellate courts thereof, collectively, the “New York Courts”) in any action or proceeding arising out of or relating to this Agreement or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby or for recognition or enforcement of any judgment relating thereto, and each of the Parties hereby irrevocably and unconditionally (i) agrees not to commence any such action or proceeding except in the applicable New York Court, (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in the applicable New York Court, (iii) waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any such action or proceeding in the applicable New York Court, and (iv) waives, to the fullest extent permitted by applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in the applicable New York Court. Each of the Parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law. Each Party irrevocably consents to service of process in the manner provided for by applicable Law. Nothing in this Agreement will affect the right of any party to serve process in any other manner permitted by applicable Law.

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10.7. Publicity. No Party shall, nor shall they permit any of their respective Affiliates to, issue or cause the publication of any press release or other public announcement with respect to, or otherwise make any public statement concerning, the Stock Purchase without the prior consent (which consent shall not be unreasonably withheld) of East, in the case of a proposed announcement or statement by Rand, or Rand, in the case of a proposed announcement or statement by East; provided, however, that any Party may, without the prior consent of the other Party (but after prior consultation with the other Party to the extent practicable under the circumstances) issue or cause the publication of any press release or other public announcement to the extent required by Law or by the rules and regulations of NASDAQ.

10.8. Assignment; Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned by any Party (whether by operation of law or otherwise) without the prior written consent of the other Parties. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by each of the Parties and their respective successors and assigns. Except as otherwise specifically provided in Section 7.4, this Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any person other than the Parties any rights or remedies under this Agreement. Except as provided in Section 7.4 only, the Parties hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other Parties, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any person other than the Parties any rights or remedies hereunder, including, without limitation, the right to rely upon such representations and warranties set forth herein. The Parties further agree that the rights of third party beneficiaries under Section 7.4 shall not arise unless and until the Closing occurs. The representations and warranties in this Agreement are the product of negotiations among the Parties and are for the sole benefit of the Parties. In some instances, the representations and warranties in this Agreement may represent an allocation among the Parties of risks associated with particular matters regardless of the knowledge of any of the Parties. Consequently, Persons other than the Parties may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

10.9. Remedies.

(a) Except as otherwise provided in this Agreement, any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy.

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(b) The Parties hereby agree that irreparable damage would occur in the event that any provision of this Agreement was not performed in accordance with its specific terms or was otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such damages. Accordingly, the Parties acknowledge and hereby agree that in the event of any breach or threatened breach of any covenants or obligations set forth in this Agreement, Rand shall be entitled to an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Agreement and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the other under this Agreement. Each Party hereby agrees not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of this Agreement, and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations under this Agreement. The Parties further agree that (i) by seeking the remedies provided for in this Section 10.9(b), no Party shall in any respect waive its right to seek any other form of relief that may be available to a Party under this Agreement (including monetary damages) in the event that this Agreement has been terminated or in the event that the remedies provided for in this Section 10.9(b) are not available or otherwise are not granted, and (ii) nothing set forth in this Section 10.9(b) shall require any Party to institute any proceeding for (or limit such Party’s right to institute any proceeding for) specific performance under this Section 10.9(b) prior or as a condition to exercising any termination right under Section 9.1 (and pursuing damages after such termination), nor shall the commencement of any legal proceeding pursuant to this Section 10.9(b) or anything set forth in this Section 10.9(b) restrict or limit any Party’s right to terminate this Agreement in accordance with Section 9.1 or pursue any other remedies under this Agreement that may be available then or thereafter.

(c) Notwithstanding anything to the contrary set in this Section 10.9, the Parties expressly acknowledge and agree that the remedies set forth in Section 9.4 shall be the sole and exclusive remedies available to East or Rand in the event this Agreement is terminated under Section 9.1(e) or (f). To the extent East is entitled to receive the Termination Fee, except as otherwise provided in Section 9.4, the receipt of such amounts shall be deemed to be full and final payment for any and all losses or damages suffered or incurred by East or any of its Affiliates or any other Person in connection with this Agreement (and the termination hereof), the Stock Purchase (and the abandonment thereof) or any matter forming the basis for such termination, and none of East or any of its Affiliates or any other Person shall be entitled to bring or maintain any other claim, action or proceeding against Rand or any of its Affiliates arising out of this Agreement, the Stock Purchase or any matters forming the basis for such termination.

10.10. Waiver of Jury Trial. Each Party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues, and therefore each such Party hereby irrevocably and unconditionally waives any right such Party may have to a trial by jury in respect of any litigation directly or indirectly arising out of or relating to this Agreement or the Stock Purchase. Each Party certifies and acknowledges that (i) no representative, agent or attorney of any other Party has represented, expressly or otherwise, that such other Parties would not, in the event of litigation, seek to enforce the foregoing waiver, (ii) each Party understands and has considered the implications of this waiver, (iii) each Party makes this waiver voluntarily and (iv) each Party has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 10.10.

[Signature page follows]

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IN WITNESS WHEREOF, the undersigned Parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

RAND CAPITAL CORPORATION

By:	/s/ Allen F. Grum
Name:	Allen F. Grum
Title:	President and Chief Executive Officer

EAST ASSET MANAGEMENT, LLC

By:	/s/ Adam Gusky
Name:	Adam Gusky
Title:	CIO

RAND CAPITAL MANAGEMENT LLC

(solely for purposes of being bound by Sections 7.10 and 10.9(a) and (b))

By:	/s/ Brian Collins
Name:	Brian Collins
Title:	Managing Member

Signature Page

Exhibit A

ADMINISTRATION AGREEMENT

AGREEMENT (this “Agreement”) made as of ____________, 2019 (the “Effective Date”) by and between Rand Capital Corporation, a New York corporation (hereinafter referred to as the “Corporation”), and Rand Capital Management LLC, a Delaware limited liability company (hereinafter referred to as the “Administrator”).

WITNESSETH:

WHEREAS, the Corporation is a closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (hereinafter referred to as the “Investment Company Act”);

WHEREAS, the Corporation desires to retain the Administrator to provide administrative services to the Corporation in the manner and on the terms hereinafter set forth; and

WHEREAS, the Administrator is willing to provide administrative services to the Corporation on the terms and conditions hereafter set forth.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Corporation and the Administrator hereby agree as follows:

1. Duties of the Administrator.

(a) Employment of Administrator. The Corporation hereby employs the Administrator to act as administrator of the Corporation, and to furnish, or arrange for others to furnish, the administrative services, personnel and facilities described below, subject to review by and the overall control of the Board of Directors of the Corporation, for the period and on the terms and conditions set forth in this Agreement. The Administrator hereby accepts such employment and agrees during such period to render, or arrange for the rendering of, such services and to assume the obligations herein set forth subject to the reimbursement of costs and expenses as provided for below. The Administrator and any such other persons providing services arranged for by the Administrator shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized herein, have no authority to act for or represent the Corporation in any way or otherwise be deemed agents of the Corporation.

(b) Services. The Administrator shall perform (or oversee, or arrange for, the performance of) the administrative services necessary for the operation of the Corporation. Without limiting the generality of the foregoing, the Administrator shall provide the Corporation with office facilities, equipment, clerical, bookkeeping, finance, accounting, compliance and record keeping services at such office facilities and such other services as the Administrator, subject to review by the Board of Directors of the Corporation, shall from time to time determine to be necessary or useful to perform its obligations under this Agreement. The Administrator shall also, on behalf of the Corporation, arrange for the services of, and oversee, custodians, depositories, transfer agents, dividend disbursing agents, other stockholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Administrator shall make reports to the Corporation’s Board of Directors of its performance of its obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Corporation as it shall determine to be desirable; provided that nothing herein shall be construed to require the Administrator to, and the Administrator shall not, in its capacity as Administrator, provide any advice or recommendation relating to the securities and other assets that the Corporation should purchase, retain or sell or any other investment advisory services to the Corporation. The Administrator shall be responsible for the financial and other records that the Corporation is required to maintain and shall prepare all reports and other materials required to be filed with the Securities and Exchange Commission (the “SEC”) or any other regulatory authority, including reports to stockholders. The Administrator will provide on the Corporation’s behalf significant managerial assistance to those portfolio companies to which the Corporation is required to provide such assistance. In addition, the Administrator will assist the Corporation in determining and publishing the Corporation’s net asset value, overseeing the preparation and filing of the Corporation’s tax returns, and the printing and dissemination of reports to stockholders of the Corporation, and generally overseeing the payment of the Corporation’s expenses and the performance of administrative and professional services rendered to the Corporation by others.

2. Records. The Administrator agrees to maintain and keep all books, accounts and other records of the Corporation that relate to activities performed by the Administrator hereunder and, if required by the Investment Company Act, will maintain and keep such books, accounts and records in accordance with that act. In compliance with the requirements of Rule 31a-3 under the Investment Company Act, the Administrator agrees that all records that it maintains for the Corporation shall at all times remain the property of the Corporation, shall be readily accessible during normal business hours, and shall be promptly surrendered upon the termination of this Agreement or otherwise on written request. The Administrator further agrees that all records which it maintains for the Corporation pursuant to Rule 31a-1 under the Investment Company Act will be preserved for the periods prescribed by Rule 31a-2 under the Investment Company Act unless any such records are earlier surrendered as provided above. Records shall be surrendered in usable machine-readable form. The Administrator shall have the right to retain copies of such records subject to observance of its confidentiality obligations under this Agreement.

3. Confidentiality. The parties hereto agree that each shall treat confidentially all information provided by each party to the other regarding its business and operations. All confidential information provided by a party hereto, including nonpublic personal information pursuant to Regulation S-P of the SEC, shall be used by any other party hereto solely for the purpose of rendering services pursuant to this Agreement and, except as may be required in carrying out this Agreement, shall not be disclosed to any third party, without the prior consent of such providing party. The foregoing shall not be applicable to any information that is publicly available when provided or thereafter becomes publicly available other than through a breach of this Agreement, or that is required to be disclosed by any regulatory authority, any authority or legal counsel of the parties hereto, or by judicial or administrative process or otherwise by applicable law or regulation.

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4. Compensation; Allocation of Costs and Expenses.

(a) In full consideration of the provision of the services of the Administrator, the Corporation shall reimburse the Administrator for the costs and expenses incurred by the Administrator in performing its obligations and providing personnel and facilities hereunder.

(b) The Corporation will bear all costs and expenses that are incurred in its operation and transactions and not specifically assumed by the Administrator, in its capacity as the Corporation’s investment adviser, pursuant to the Investment Advisory and Management Agreement, dated as of ____________, 2019, between the Corporation and the Administrator (the “Advisory Agreement”). Costs and expenses to be borne by the Corporation include, but are not limited to, those relating to: organization; calculating the Corporation’s net asset value (including the cost and expenses of any independent valuation firm); expenses incurred by the Administrator payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for the Corporation and in monitoring the Corporation’s investments and performing due diligence on its prospective portfolio companies; interest payable on debt, if any, incurred to finance the Corporation’s investments; offerings of the Corporation’s common stock and other securities; investment advisory and management fees (other than fees (if any) payable to a sub-advisor retained by the Administrator under the Advisory Agreement); administration fees, if any, payable under this Agreement; transfer agent and custodial fees; federal and state registration fees; all costs of registration and listing the Corporation’s shares on any securities exchange; federal, state, local and other taxes; independent directors’ fees and expenses; costs of preparing and filing reports or other documents required by governmental bodies (including the SEC); costs of any reports, proxy statements or other notices to stockholders, including printing costs; the Corporation’s allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including independent auditors and outside legal costs; and all other expenses incurred by the Corporation or the Administrator in connection with administering the Corporation’s business, including payments under this Agreement based upon the Corporation’s allocable portion of the Administrator’s overhead in performing its obligations under this Agreement, including rent (if office space is provided by the Administrator) and the allocable portion of the cost of the Corporation’s chief financial officer and chief compliance officer and their respective staffs (including travel expenses).

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5. Limitation of Liability of the Administrator; Indemnification. The Administrator, its members and their respective officers, managers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with any of them (collectively, the “Indemnified Parties”), shall not be liable to the Corporation for any action taken or omitted to be taken by the Administrator in connection with the performance of any of its duties or obligations under this Agreement or otherwise as administrator for the Corporation, and the Corporation shall indemnify, defend and protect the Indemnified Parties (each of whom shall be deemed a third party beneficiary hereof) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Corporation or its security holders) arising out of or otherwise based upon the performance of any of the Administrator’s duties or obligations under this Agreement or otherwise as administrator for the Corporation. Notwithstanding the preceding sentence of this Paragraph 5 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Corporation or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of any Indemnified Party’s duties or by reason of the reckless disregard of the Administrator’s duties and obligations under this Agreement (to the extent applicable, as the same shall be determined in accordance with the Investment Company Act and any interpretations or guidance by the SEC or its staff thereunder).

6. Activities of the Administrator. The services of the Administrator to the Corporation are not exclusive, and the Administrator and each other person providing services as arranged by the Administrator is free to render services to others. It is understood that directors, officers, employees and stockholders of the Corporation are or may become interested in the Administrator and its affiliates, as directors, officers, members, managers, employees, partners, stockholders or otherwise, and that the Administrator and directors, officers, members, managers, employees, partners and stockholders of the Administrator and its affiliates are or may become similarly interested in the Corporation as stockholders or otherwise.

7. Duration and Termination of this Agreement.

(a) This Agreement shall become effective as of the Effective Date, and shall remain in force with respect to the Corporation for two years from the Effective Date and thereafter continue from year to year, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Corporation and (ii) a majority of those members of the Corporation’s Board of Directors who are not parties to this Agreement or “interested persons” (as defined in the Investment Company Act) of any such party.

(b) This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Corporation’s Board of Directors, or by the Administrator, upon 60 days’ advance written notice to the other party. This Agreement may not be assigned by a party without the consent of the other party.

8. Amendments of this Agreement. This Agreement may not be amended or modified except by an instrument in writing signed by all parties hereto.

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9. Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party may assign, delegate or otherwise transfer this Agreement or any of its rights or obligations hereunder without the prior written consent of the other party. No assignment by either party permitted hereunder shall relieve the applicable party of its obligations under this Agreement. Any assignment by either party in accordance with the terms of this Agreement shall be pursuant to a written assignment agreement in which the assignee expressly assumes the assigning party’s rights and obligations hereunder.

10. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, including without limitation Sections 5-1401 and 5-1402 of the New York General Obligations Law and New York Civil Practice Law and Rules, Rule 327(b), and the applicable provisions of the Investment Company Act, if any. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, if any, the latter shall control. The parties unconditionally and irrevocably consent to the exclusive jurisdiction of the courts located in the State of New York and waive any objection with respect thereto, for the purpose of any action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

11. No Waiver. The failure of either party to enforce at any time for any period the provisions of or any rights deriving from this Agreement shall not be construed to be a waiver of such provisions or rights or the right of such party thereafter to enforce such provisions or rights, and no waiver shall be binding unless executed in writing by all parties hereto.

12. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

13. Headings. The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

14. Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile or pdf transmission), each of which when executed shall be deemed to be an original instrument and all of which taken together shall constitute one and the same agreement.

15. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service (with signature required), by facsimile, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at their respective principal executive office addresses.

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16. Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and undertakings, both written and oral, between the parties with respect to such subject matter.

17. Certain Matters of Construction.

(a) The words “hereof”, “herein”, “hereunder” and words of similar import shall refer to this Agreement as a whole and not to any particular Section or provision of this Agreement, and reference to a particular Section of this Agreement shall include all subsections thereof.

(b) Definitions shall be equally applicable to both the singular and plural forms of the terms defined, and references to the masculine, feminine or neuter gender shall include each other gender.

(c) The word “including” shall mean including without limitation.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

CORPORATION:

RAND CAPITAL CORPORATION

By:
Name:
Title:

ADMINISTRATOR:

Rand Capital Management LLC

By:
Name:
Title:

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Exhibit B

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
BETWEEN
RAND CAPITAL CORPORATION
AND
RAND CAPITAL MANAGEMENT LLC

Agreement made this ___ day of _____________, 2019 (the “Effective Date”), by and between RAND CAPITAL CORPORATION, a New York corporation (the “Corporation”), and RAND CAPITAL MANAGEMENT LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Corporation is a closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

WHEREAS, the Adviser is an investment adviser that has registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Adviser will provide investment advisory services to the Corporation.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:

1. Duties of the Adviser.

(a) The Corporation hereby employs the Adviser to act as the investment adviser to the Corporation and to manage the investment and reinvestment of the assets of the Corporation during the term of this Agreement, subject to the supervision of the Board of Directors of the Corporation (the “Board”), for the period and upon the terms herein set forth,

(i) in accordance with the investment objectives, policies and restrictions that are determined by the Corporation’s Board of Directors from time to time and disclosed to the Adviser, including those as set forth in the reports and registration statements that the Corporation files with the Securities and Exchange Commission (the “SEC”),

(ii) in accordance with any requirements imposed by the provisions of the Investment Company Act and of any rules or regulations in force thereunder, subject to the terms of any exemptive order applicable to the Corporation, and

(iii) in accordance with all other applicable federal and state laws, rules and regulations, and the Corporation’s certificate of incorporation and by-laws.

(b) Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement,

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(i) determine the composition of the portfolio of the Corporation, the nature and timing of the changes therein and the manner of implementing such changes,

(ii) identify, evaluate and negotiate the structure of the investments made by the Corporation,

(iii) execute, close, service and monitor the Corporation’s investments,

(iv) determine the securities and other assets that the Corporation will purchase, retain, or sell,

(v) perform due diligence on prospective portfolio companies or investments, and

(vi) provide the Corporation with such other investment advisory, research and related services as the Corporation may, from time to time, reasonably require for the investment of its funds.

The Adviser shall have the power and authority on behalf of the Corporation to effectuate its investment decisions for the Corporation, including the execution and delivery of all documents relating to the Corporation’s investments and the placing of orders for other purchase or sale transactions on behalf of the Corporation. In the event that the Corporation determines to incur debt financing, the Adviser will arrange for such financing on the Corporation’s behalf, subject to the oversight and approval of the Board. If it is necessary for the Adviser to make investments on behalf of the Corporation through a special purpose vehicle, the Adviser shall have authority to create or arrange for the creation of such special purpose vehicle and to make such investments through such special purpose vehicle in accordance with the Investment Company Act.

(c) The Adviser hereby accepts such employment and agrees during the term hereof to render the services described herein for the compensation provided herein.

(d) Subject to the requirements of the Investment Company Act, the Adviser is hereby authorized to enter into one or more sub-advisory agreements with other investment advisers (each, a “Sub-Adviser”) pursuant to which the Adviser may obtain the services of the Sub-Adviser(s) to assist the Adviser in providing the investment advisory services required to be provided by the Adviser under Sections 1(a) and 1(b) of this Agreement. Specifically, the Adviser may retain a Sub-Adviser to recommend specific securities or other investments based upon the Corporation’s investment objectives and policies, and work, along with the Adviser, in structuring, negotiating, arranging or effecting the acquisition or disposition of such investments and monitoring investments on behalf of the Corporation, subject to the oversight of the Adviser and the Corporation. The Adviser, and not the Corporation, shall be responsible for any compensation payable to any Sub-Adviser. Any sub-advisory agreement entered into by the Adviser shall be in accordance with the requirements of the Investment Company Act and other applicable federal and state law. Nothing in this subsection (d) will obligate the Adviser to pay any expenses that are the expenses of the Corporation under Section 2.

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(e) The Adviser, and any Sub-Adviser, shall for all purposes herein provided each be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Corporation in any way or otherwise be deemed an agent of the Corporation.

(f) The Adviser shall keep and preserve for the period required by the Investment Company Act any books and records relevant to the provision of its investment advisory services to the Corporation and shall specifically maintain all books and records with respect to the Corporation’s portfolio transactions and shall render to the Board such periodic and special reports as the Board may reasonably request. The Adviser agrees that all records that it maintains for the Corporation are the property of the Corporation and will surrender promptly to the Corporation any such records upon the Corporation’s request, provided that the Adviser may retain a copy of such records.

(g) The Adviser shall provide to the Board such periodic and special reports as it may request.

2. Corporation’s Responsibilities and Expenses Payable by the Corporation. All investment professionals of the Adviser and its staff, when and to the extent engaged in providing investment advisory services required to be provided by the Adviser under Sections 1(a) and 1(b), and the compensation of such personnel and the general office and facilities and overhead expenses incurred by the Adviser in maintaining its place of business allocable to such services, will be provided and paid for by the Adviser and not by the Corporation. The Corporation will bear all other costs and expenses of its operations and transactions, including those relating to:

(a) organization;

(b) calculating the Corporation’s net asset value (including the cost and expenses of any independent valuation firm);

(c) expenses incurred by the Adviser payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for the Corporation and in monitoring the Corporation’s investments and performing due diligence on its prospective portfolio companies;

(d) interest payable on debt, if any, incurred to finance the Corporation’s investments;

(e) offerings of the Corporation’s common stock and other securities;

(f) investment advisory and management fees payable under this Agreement, which fees shall not include fees (if any) payable to a Sub-Adviser retained by the Adviser pursuant to Section 1(d);

(g) administration fees, if any, payable under the Administration Agreement (the “Administration Agreement”) between the Corporation and the Adviser or any successor thereto as the Corporation’s administrator;

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(h) transfer agent and custodial fees;

(i) federal and state registration fees;

(j) all costs of registration and listing the Corporation’s shares on any securities exchange;

(k) federal, state and local taxes;

(l) independent directors’ fees and expenses;

(m) costs of preparing and filing reports or other documents required by governmental bodies (including the SEC);

(n) costs of any reports, proxy statements or other notices to stockholders, including printing costs;

(o) the Corporation’s allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

(p) direct costs and expenses of administration, including independent auditors and outside legal costs; and

(q) all other expenses incurred by the Corporation or the Advisor in connection with administering the Corporation’s business (including payments under the Administration Agreement based upon the Corporation’s allocable portion of the Advisor’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of the Corporation’s chief financial officer and chief compliance officer and their respective staffs (including travel expenses)).

3. Compensation of the Adviser. The Corporation agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a base management fee (“Base Management Fee”) and an incentive fee (“Incentive Fee”) as hereinafter set forth. The Corporation shall make any payments due hereunder to the Adviser or to the Adviser’s designee as the Adviser may otherwise direct. To the extent permitted by applicable law, the Adviser may elect, or the Corporation may adopt a deferred compensation plan pursuant to which the Adviser may elect, to defer all or a portion of its fees hereunder for a specified period of time.

(a) The Base Management Fee shall be 1.50% per annum of the Corporation’s total assets (other than cash or cash equivalents but including assets purchased with borrowed funds), determined according to procedures duly adopted by the Board. For services rendered during the period commencing from the Effective Date, through and including the end of the first calendar quarter of the Corporation’s operations after the Effective Date, the Base Management Fee will be payable monthly in arrears. Until the first calendar quarter of the Corporation’s operations after the Effective Date, the Base Management Fee will be calculated based on the initial value of the Corporation’s total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) after giving effect to the contribution of the loan portfolio as contemplated by the Stock Purchase Agreement, dated as of January ___, 2019 by and among the Corporation, East Asset Management, LLC and, solely for purposes of being bound by Sections 7.10 and 10.9(a) and (b) thereof, the Adviser. Subsequently, the Base Management Fee will be calculated based on the average value of the Corporation’s total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed calendar quarters. Base Management Fees for any partial month or quarter will be appropriately pro-rated.

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(b) The Incentive Fee shall consist of two parts, as follows:

(i) One part (the “Income Based Fee”) will be calculated and payable quarterly in arrears based on the Pre-Incentive Fee net investment income for the immediately preceding calendar quarter and shall be payable promptly following the filing of the Corporation’s financial statements for such quarter. “Pre-Incentive Fee net investment income” means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Corporation receives from portfolio companies) accrued by the Corporation during the relevant calendar quarter, minus the Corporation’s operating expenses for such calendar quarter (including the Base Management Fee, expenses payable under the Administration Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding any portion of Incentive Fee).

Pre-Incentive Fee net investment income includes any accretion of original issue discount, market discount, payment-in-kind interest, payment-in-kind dividends or other types of deferred or accrued income, including in connection with zero coupon securities, that the Corporation and its consolidated subsidiaries have recognized in accordance with U.S. Generally Accepted Accounting Principles, but have not yet received in cash (collectively, “Accrued Unpaid Income”). Pre-Incentive Fee net investment income does not include any realized capital gains, realized and unrealized capital losses or unrealized capital appreciation or depreciation.

Pre-Incentive Fee net investment income, expressed as a rate of return on the value of the Corporation’s net assets (defined as total assets less indebtedness) at the end of the immediately preceding calendar quarter, will be compared to a “hurdle rate”, expressed as a rate of return on the value of the Corporation’s net assets at the end of the most recently completed calendar quarter, of 1.75% per quarter (7% annualized). The Corporation will pay the Adviser an Incentive Fee with respect to the Corporation’s Pre-Incentive Fee net investment income in each calendar quarter as follows:

(A) no Income Based Fee in any calendar quarter in which the Corporation’s Pre-Incentive Fee net investment income does not exceed the hurdle rate;

(B) 100.0% of the Corporation’s Pre-Incentive Fee net investment income for any calendar quarter with respect to that portion of such Pre-Incentive Fee net investment income for such calendar quarter, if any, that exceeds the hurdle rate but is less than 2.1875% (8.75% annualized); and

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(C) 20.0% of the amount of the Corporation’s Pre-Incentive Fee net investment income for any calendar quarter with respect to that portion of such Pre-Incentive Fee Net Investment Income for such calendar quarter, if any, that exceeds 2.1875% (8.75% annualized).

These calculations will be appropriately pro-rated for any period of less than three months.

Notwithstanding the foregoing, the Income Based Fee paid to the Adviser for any calendar quarter that begins more than two years and three months after the Effective Date shall not be in excess of the Incentive Fee Cap. The Incentive Fee Cap for any calendar quarter is an amount equal to (1) 20.0% of the Cumulative Net Return (as defined below) during the Income Based Fee Calculation Period (as defined below) minus (2) if applicable, the aggregate Income Based Fee that was paid in respect of the calendar quarters prior to such quarter included in the relevant Income Based Fee Calculation Period.

“Income Based Fee Calculation Period” means, with reference to a calendar quarter, the period of time consisting of such calendar quarter and the additional quarters that comprise the lesser of (1) the number of quarters immediately preceding such calendar quarter that began more than two years after the Effective Date or (2) the eleven calendar quarters immediately preceding such calendar quarter.

“Cumulative Net Return” means (1) the aggregate net investment income in respect of the relevant Income Based Fee Calculation Period minus (2) any Net Capital Loss, if any, in respect of the relevant Income Based Fee Calculation Period. If, in any quarter, the Incentive Fee Cap is zero or a negative value, the Corporation pays no Income Based Fee to the Adviser for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is a positive value but is less than the Income Based Fee that is payable to the Adviser for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Corporation pays an Income Based Fee to the Adviser equal to the Incentive Fee Cap for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is equal to or greater than the Income Based Fee that is payable to the Adviser for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Corporation pays an Income Based Fee to the Adviser equal to the Income Based Fee calculated as described above for such quarter without regard to the Incentive Fee Cap.

“Net Capital Loss” in respect of a particular period means the difference, if positive, between (1) aggregate capital losses, whether realized or unrealized, in such period and (2) aggregate capital gains, whether realized or unrealized, in such period.

Any Income Based Fee otherwise payable under this Section 3(b)(i) with respect to Accrued Unpaid Income (collectively, the “Accrued Unpaid Income Based Fees”) shall be deferred, on a security by security basis, and shall become payable only if, as, when and to the extent cash is received by the Corporation or its consolidated subsidiaries in respect thereof. Any Accrued Unpaid Income that is subsequently reversed in connection with a write-down, write-off, impairment or similar treatment of the investment giving rise to such Accrued Unpaid Income will, in the applicable period of reversal, (1) reduce Pre-Incentive Fee net investment income and (2) reduce the amount of Accrued Unpaid Income Incentive Fees deferred under this paragraph. Subsequent payments of Accrued Unpaid Income Incentive Fees deferred pursuant to this paragraph shall not reduce the amounts otherwise payable for any quarter pursuant to this Section 3(b)(i).

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(ii) The second part of the Incentive Fee (the “Capital Gains Fee”) will be determined and payable in arrears as of the end of each calendar year (or upon termination of this Agreement as set forth below), commencing with the calendar year ending on December 31, 2019, and is calculated at the end of each applicable year by subtracting (1) the sum of the Corporation’s cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (2) the Corporation’s cumulative aggregate realized capital gains, in each case calculated from the Effective Date. If such amount is positive at the end of such year, then the Capital Gains Fee for such year is equal to 20.0% of such amount, less the cumulative aggregate amount of Capital Gains Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Fee payable for such year. If this Agreement is terminated as of a date that is not a calendar year end, the termination date shall be treated as though it were a calendar year end for purposes of calculating and paying a Capital Gains Fee.

For purposes of this Section 3(b)(ii):

The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in the Corporation’s portfolio when sold and (b) the accreted or amortized cost basis of such investment.

The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in the Corporation’s portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in the Corporation’s portfolio as of the applicable Capital Gains Fee calculation date and (b) the accreted or amortized cost basis of such investment.

The accreted or amortized cost basis of an investment shall mean, with respect to an investment owned by the Corporation as of the Effective Date, the fair value of such investment as set forth in the Corporation’s most recently filed Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as applicable, as filed with the SEC and, with respect to an investment acquired by the Corporation subsequent to the Effective Date, the accreted or amortized cost basis of such investment as reflected in the Corporation’s financial statements.

4. Covenants of the Adviser. The Adviser covenants that it will remain registered as an investment adviser under the Advisers Act. The Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.

5. Excess Brokerage Commissions. The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Corporation to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Corporation’s portfolio, and constitutes the best net results for the Corporation.

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6. Limitations on the Employment of the Adviser. The services of the Adviser to the Corporation are not exclusive, and the Adviser may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Corporation, so long as its services to the Corporation hereunder are not materially impaired thereby, and nothing in this Agreement shall limit or restrict the right of any member, manager, partner, officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Corporation’s portfolio companies, subject to applicable law). So long as this Agreement or any extension, renewal or amendment remains in effect, the Adviser shall be the only investment adviser for the Corporation, subject to the Adviser’s right to enter into sub-advisory agreements. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that directors, officers, employees and stockholders of the Corporation are or may become interested in the Adviser and its affiliates, as directors, officers, employees, partners, stockholders, members, managers or otherwise, and that the Adviser and directors, officers, employees, partners, stockholders, members and managers of the Adviser and its affiliates are or may become similarly interested in the Corporation as stockholders or otherwise.

7. Responsibility of Dual Directors, Officers and/or Employees. If any person who is a member, manager, partner, officer or employee of the Adviser is or becomes a director, officer and/or employee of the Corporation and acts as such in any business of the Corporation, then such member, manager, partner, officer and/or employee of the Adviser shall be deemed to be acting in such capacity solely for the Corporation, and not as a member, manager, partner, officer or employee of the Adviser under the control or direction of the Adviser, even if paid by the Adviser.

8. Limitation of Liability of the Adviser; Indemnification. The Adviser, its members and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person affiliated with any of them (collectively, the “Indemnified Parties”), shall not be liable to the Corporation for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Corporation, except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services. The Corporation shall indemnify, defend and protect the Indemnified Parties (each of whom shall be deemed a third party beneficiary hereof) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Corporation or its security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under this Agreement or as an investment adviser of the Corporation. Notwithstanding the foregoing provisions of this Section 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Corporation or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of any Indemnified Party’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under this Agreement (as the same shall be determined in accordance with the Investment Company Act and any interpretations or guidance by the SEC or its staff thereunder).

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9. Confidentiality. The parties hereto agree that each shall treat confidentially all information provided by each party to the other regarding its business and operations. All confidential information provided by a party hereto, including all “nonpublic personal information,” as defined under the Gramm-Leach-Bliley Act of 1999 (Public law 106-102, 113 Stat. 1138), shall be used by the other party hereto solely for the purpose of rendering services pursuant to this Agreement and, except as may be required in carrying out this Agreement, shall not be disclosed to any third party, without the prior consent of such providing party, except that such confidential information may be disclosed to an affiliate or agent of the disclosing party to be used for the sole purpose of providing the services set forth herein. The foregoing shall not be applicable to any information that is publicly available or available to the recipient when provided or thereafter becomes publicly available or available to the recipient other than through a breach of this Agreement, or that is requested by or required to be disclosed to any governmental or regulatory authority, including in connection with any required regulatory filings or examinations, by judicial or administrative process or otherwise by applicable law or regulation. Notwithstanding the foregoing, the Corporation hereby consents and authorizes the Adviser and its affiliates to use and disclose confidential information relating to the Corporation in connection with the preparation of performance information relating to the Corporation.

10. Effectiveness, Duration and Termination of Agreement. This Agreement shall become effective as of the first date above written. This Agreement shall remain in effect for two years after such date, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by

(a) the vote of the Board, or by the vote of stockholders holding a majority of the outstanding voting securities of the Corporation, and

(b) the vote of a majority of the Corporation’s Directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any party to this Agreement, in accordance with the requirements of the Investment Company Act.

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This Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice, by the vote of stockholders holding a majority of the outstanding voting securities of the Corporation, or by the vote of the Corporation’s Directors or by the Adviser.

This Agreement will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act). The provisions of Section 8 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, (i) the Adviser shall be entitled to any amounts owed under Section 3 through the date of termination or expiration, and (ii) the obligations set forth in Sections 8 and 9 shall survive the termination of this Agreement.

11. Amendments of this Agreement. This Agreement may not be amended or modified except by an instrument in writing signed by all parties hereto, but the consent of the Corporation must be obtained in conformity with the requirements of the Investment Company Act.

12. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, including without limitation Sections 5-1401 and 5-1402 of the New York General Obligations Law and New York Civil Practice Law and Rules, Rule 327(b), and the applicable provisions of the Investment Company Act, if any. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, if any, the latter shall control. The parties unconditionally and irrevocably consent to the exclusive jurisdiction of the courts located in the State of New York and waive any objection with respect thereto, for the purpose of any action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

13. No Waiver. The failure of either party to enforce at any time for any period the provisions of or any rights deriving from this Agreement shall not be construed to be a waiver of such provisions or rights or the right of such party thereafter to enforce such provisions, and no waiver shall be binding unless executed in writing by all parties hereto.

14. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.

15. Headings. The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

16. Counterparts. This Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original instrument and all of which taken together shall constitute one and the same agreement.

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17. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service (with signature required), by facsimile, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at their respective principal executive office addresses.

18. Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between the parties with respect to such subject matter.

19. Certain Matters of Construction.

(a) The words “hereof”, “herein”, “hereunder” and words of similar import shall refer to this Agreement as a whole and not to any particular Section or provision of this Agreement, and reference to a particular Section of this Agreement shall include all subsections thereof.

(b) Definitions shall be equally applicable to both the singular and plural forms of the terms defined, and references to the masculine, feminine or neuter gender shall include each other gender.

(c) The word “including” shall mean including without limitation.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

RAND CAPITAL CORPORATION

By:
Name:
Title:

RAND CAPITAL MANAGEMENT LLC

By:
Name:
Title:

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Exhibit C

Contributed Loan Schedule v.1.23.19

Borrower	Contributed Loans to be delivered to Rand (including interest rate and maturity date for each)	Original Cost Basis	Contributed Investment Assets Fair Value	Outstanding unpaid principal amount	Closing Date of Financing	Describe PIK, if any	PIK or interest receivable balance at 1/23/19 if not capitalized loan	Accrued unpaid fees or other amounts for each Contributed Loan	Funding Commitment going forward?	Frequency on interest payment and Date of last interest payment received
AIKG LLC “Andretti”	$2,250,000 Term Note at 12% due 12/28/2023	$2,250,000	$2,250,000	$2,250,000	12/28/2018	4% PIK to be issued quarterly in the form of PIK note	$19,500.00 interest rec	To be added prior to Closing	Yes, up to $1,128,000 thru 12/28/2019	Monthly, (First payment due 2/1/ 2019).
	4% PIK, first PIK Note to be added on 3/31/2019, including 3-day stub period of 2018.						$6,500.00 PIK		At discretion of lender.	First payment due 2/1/2019.

Filterworks Acquisition USA, LLC	$1,605,000 Subordinated Note at 12% due 12/4/2023	$1,605,000	$1,607,497	$1,607,497	11/30/2018	2% PIK Note to be added to Note balance	$12,324.14 interest rec	To be added prior to Closing	No	Monthly, (First payment due 1/1/2019)
“Filterworks”	2% PIK to be added to balance of Note quarterly					quarterly.	$2,054.02 PIK			Last payment received 12/28/2018. No missed interest payments.
	562.5 Class A Units	$562,500	$562,500

HDI Acquisition LLC	$1,200,000 Term Loan at 12% Due 6/20/2023	$1,200,000	$1,224,519	$1,224,519	12/21/2017	2% PIK Note to be added to Note balance quarterly.	$9,387.98 interest rec	To be added prior to Closing	No	Monthly, (First payment due 1/1/2018).
“Hilton Displays”	2% PIK added to balance of Note quarterly.		Equity value of $300,000 at 12/31/2017 per FY2017 audit.				$1,564.66 PIK			Last payment received on 1/2/2019. No missed interest payments.
	30,000 Class A Units	$300,000

Mattison Avenue Holdings LLC	$1,000,000 Promissory Note at 12% due 6/9/2022	$1,000,000	$1,015,920	$1,015,920	3/21/2018	2% PIK added to loan balance quarterly.	$7,788.72 interest rec	To be added prior to Closing	No	Monthly, (First payment due 5/1/2018).
“Mattison”	2% PIK added to balance of Note quarterly.		Warrant value of $45,817 per 12/31/2017				$1,298.12 PIK			Last payment received 1/3/2019. No missed
	Warrant representing 1.43% of the company	$0								interest payments.

Spinesmith Holdings LLC	$1,500,000 Term Note at 12.5% due March 15, 2022	$1,500,000	Est. $1,527,155	Est. $1,527,155	3/15/2017	2.5% PIK added to loan balance quarterly.	$12,196.03 interest rec	To be added prior to Closing	No	Monthly, (First payment due 4/15/2017).
“Celling Bio”	2.5% PIK added to balance of Note quarterly.						$2,439.21 PIK			Last payment received on 1/14/2019. No missed interest payments, amended facility in Q3 2018.

MidGuard Self Storage Greenville LLC “MidGuard”	$3,400,000 Promissory Note with 11% IRR due April 21, 2020	$3,400,000	$3,010,082	$3,010,082	7/21/2015	NA	$1,321,337	To be added prior to Closing	No	Monthly, (Interest pay is 7/1/2017 thru 12/1/2019)

Exhibit D

SHAREHOLDER AGREEMENT

THIS SHAREHOLDER AGREEMENT is entered into as of ____________, 2019 (this “Agreement”), by and between Rand Capital Corporation, a New York corporation (the “Company”), and East Asset Management, LLC, a Delaware limited liability company (“East”) and is effective as of the closing of the transactions contemplated in the Stock Purchase Agreement (as defined below) (the “Contemplated Transactions”).

WHEREAS, the Company has entered into a stock purchase agreement with East and, solely for purposes of being bound by Sections 7.10 and 10.9(a) and (b) thereof, Rand Capital Management LLC, dated January 24, 2019 (the “Stock Purchase Agreement”) whereby East will contribute cash and assets to the Company in exchange for shares of common stock, par value $0.10 per share, of the Company (the “Common Stock”);

WHEREAS, in connection with the Stock Purchase Agreement, the Company and East desire to enter into this Agreement setting forth certain rights and obligations with respect to the nomination of directors to the Board of Directors of the Company (the “Board”) from and after the closing of the Contemplated Transactions.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1. Definitions. As used in this Agreement, the following terms shall have the meanings ascribed to them below:

“Bylaws” means the By-laws of the Company, as may be amended from time to time.

“Certificate of Incorporation” means the Certificate of Incorporation of the Company, as may be amended from time to time.

“Interested Person” has the meaning set forth in Section 2(a)(19) of the Investment Company Act.

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“Person” means any individual, corporation, firm, partnership, joint venture, limited liability company, estate, trust, business association, organization, governmental entity or other entity.

“Shareholders” means holders of shares of Common Stock.

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Section 2. Board Nomination Rights.

(a) Upon completion of the Contemplated Transactions, in connection with any annual or special meeting of Shareholders at which directors shall be elected, until the date on which East ceases to beneficially own more than fifteen percent (15%) of the outstanding Common Stock, East shall have the right to designate (i) up to two (2) persons, of which at least one (1) of such person is not an Interested Person of the Company, for nomination by the Board for election to the Board if the Board is composed of fewer than seven (7) directors or (ii) up to three (3) persons, of which at least one (1) of such person is not an Interested Person of the Company, for nomination by the Board for election to the Board if the Board is composed of seven (7) or more directors (each person so designated an “East Nominee”, and such period during which East is permitted to designate an East Nominee pursuant to this Section 2(a) being the “East Nomination Period”). East shall not designate any person to be an East Nominee who it reasonably believes does not meet the requirements for director nominees as set forth in any applicable policies of the Company relating to director qualification from time to time.

(b) The Board or, if then constituted, the nominating committee of the Board or any committee performing similar functions (the “Nominating Committee”), as applicable, shall promptly and in good faith consider each East Nominee designated pursuant to Section 2(a), applying the same standards as shall be applied for the consideration of other proposed nominees of the Board. If the Board or the Nominating Committee, as applicable, reasonably determines in writing (which determination shall set forth the reasonable grounds for such determination) that any East Nominee would not be qualified under any applicable law, rule or regulation to serve as a director of the Company and fails to approve the nomination of such East Nominee, then East shall be entitled to designate another person as an East Nominee and the provisions of Section 2 shall apply to such alternate person.

(c) Subject to the requirements of the Certificate of Incorporation, Bylaws, rules of the stock exchange on which the Common Stock is then listed or applicable law, vacancies arising through the death, resignation or removal of any East Nominee who was elected or appointed to the Board pursuant to this Section 2, may be filled by the Board only with a substitute East Nominee designated by East (which East Nominee shall be subject to review by the Board or Nominating Committee, as applicable, under the standards set forth in Section 2(b)), and the director so chosen shall hold office until the next election or until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal.

(d) During the East Nomination Period, the Company shall, at least 45 days prior to the expected mailing date, (i) notify East in writing of the date on which the proxy statement in connection with an election of directors at an annual or special meeting of Shareholders is expected to be first mailed by the Company and (ii) provide a form of prospective director questionnaire eliciting information of a type customarily provided by directors or prospective directors in connection with the director nomination process (each a “D&O Questionnaire”) to be completed by each East Nominee. Following receipt of such Company notice, East shall, within 15 days after the date of the Company’s notice, (i) deliver a written notice to the Company setting forth the name and address of each East Nominee and (ii) provide a completed and signed D&O Questionnaire from each East Nominee. The Company shall provide each East Nominee with a reasonable opportunity to review and provide comments on any portion of the proxy materials relating to such East Nominee. The Company shall incorporate reasonable comments from each such East Nominee in the proxy materials relating to such matters.

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(e) In the event the Shareholders fail to elect an East Nominee to the Board at any annual or special meeting of Shareholders at which directors are elected, (i) East shall designate another person as an East Nominee and the provisions of Section 2 shall apply to such alternate person and (ii) subject to the requirements of Certificate of Incorporation, Bylaws, rules of the stock exchange on which the Common Stock is then listed or applicable law, the Board shall reasonably promptly elect such alternate East Nominee to any such vacancy on the Board resulting from the Shareholders failure to elect an East Nominee to the Board at any annual or special meeting of Shareholders at which directors shall be elected. For the avoidance of doubt, in no event shall the Board be required to appoint or elect an East Nominee to the Board if the Shareholders fail to elect to such East Nominee to the Board at such annual or special meeting of Shareholders at which directors are elected.

(f) The Company agrees that at all times during the East Nomination Period (i) subject to rules of the stock exchange on which the Common Stock is then listed or applicable law, the Bylaws and the Certificate of Incorporation shall accommodate, be subject to, and shall not in any way conflict with, East’s rights and obligations set forth herein and (ii) the Company shall not enter into any other agreements or understandings that in any way conflict with East’s rights and obligations set forth herein. The Company further agrees that it shall not enter into any agreements or understandings with any Shareholder (other than any agreement equally applicable to all Shareholders) without prior notice to East; provided, that the Company shall provide to East (x) a substantially final copy of any such agreements or understandings no later than five (5) business days prior to the signing of such agreements or understandings and (y) a fully executed copy of such agreement promptly following its execution (unless such executed agreement is available on the Securities and Exchange Commission’s EDGAR filing system).

(g) During the East Nomination Period, in the event that (i) the Board has increased the size of the Board to seven (7) or more directors from the current size of six (6) directors and (ii) East subsequently provides a written notice to the Company setting forth the name and address of an East Nominee and a completed and signed D&O Questionnaire from such East Nominee, not later than the 90th day after the date of the Company’s receipt of such written notice, the Board shall, subject to (i) the requirements of Certificate of Incorporation, Bylaws, rules of the stock exchange on which the Common Stock is then listed or applicable law and (ii) review by the Board or Nominating Committee, as applicable, of such East Nominee under the standards set forth in Section 2(b), elect such East Nominee to the Board to fill the vacancy created by the increased Board size such that there will be three (3) East Nominees on the Board.

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(h) During the East Nomination Period, East hereby agrees that (i) the method set forth in this Section 2 shall be the exclusive means for East to designate, nominate, seek to designate or seek to nominate, as applicable, any person for election as a director to the Board and (ii) it shall not, directly or indirectly, make use of, or otherwise seek to avail itself of, any other rights or means to designate, nominate, seek to designate or seek to nominate, as applicable, any person for election as a director to the Board, including pursuant to any rights available to any Shareholder under the Certificate of Incorporation, Bylaws or applicable law.

(i) The East Nomination Period shall be adjusted to the extent East’s ownership of the outstanding Common Stock falls below 15% solely as a result of a sale or other issuance of Common Stock by the Company. In the event of any sale or issuance by the Company that would have the effect of causing East’s beneficial ownership of the outstanding Common Stock to fall below 15%, the 15% threshold set forth in Section 2(a) above shall be reduced by a percentage equal to the percentage by which East’s ownership of the Common Stock was reduced as a result of such sale or issuance by the Company.

Section 3. Miscellaneous.

(a) Effective Date. This Agreement shall become effective upon the closing date of the Contemplated Transactions.

(b) Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to principles of conflict of laws.

(c) Certain Adjustments. The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution for the shares of Common Stock, by combination, recapitalization, reclassification, merger, consolidation or otherwise and the term “Common Stock” shall include all such other securities.

(d) Enforcement. Each of the parties hereto acknowledges and agrees that irreparable injury to the other party hereto would occur in the event any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that such injury would not be adequately compensable in damages. It is accordingly agreed that East, on the one hand, and the Company, on the other hand, shall each be entitled to specific enforcement of, and injunctive relief to prevent any violation of, the terms hereof and the other party hereto will not take any action, directly or indirectly, in opposition to the party seeking relief on the grounds that any other remedy is available at law or in equity, and each party further agrees to waive any requirement for the security or posting of any bond in connection with such remedy. Such remedies, shall be cumulative and not exclusive, and shall be in addition to any other remedy which any party hereto may have.

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(e) Successors and Assigns. This Agreement may not be assigned, whether outright or by operation of law, by any party hereto without the prior written consent of the non-assigning party. Subject to the foregoing, this Agreement shall be binding upon the parties hereto, their heirs, executors, personal representatives, successors, and assigns.

(f) Entire Agreement; Termination. This Agreement contains the entire understanding among the parties hereto and supersedes all prior written or oral agreements among them respecting the within subject matter, unless otherwise provided herein. There are no representations, agreements, arrangements or understandings, oral or written, among the parties hereto relating to the subject matter of this Agreement that are not fully expressed herein. This Agreement may be terminated at any time by written consent of all of the parties hereto.

(g) Dispute Resolution. Any dispute, controversy or claim arising out of, or in connection with, this Agreement, or the breach thereof, shall be settled by binding arbitration administered by the American Arbitration Association in accordance with its commercial arbitration rules then in effect. Claims shall be heard by a single arbitrator selected by the American Arbitration Association. The arbitration shall be conducted on an expedited basis and the place of arbitration shall be Buffalo, New York. The arbitration shall be subject to, and the arbitrator shall have the powers and rights afforded by, the rules of the American Arbitration Association. The arbitration shall be governed by the laws of the State of New York. The decision of such arbitrator, including any award of attorneys’ fees and costs, if any, may be entered in any court having thereof.

(h) Notices. All notices and demands under this Agreement and other communications required to be delivered pursuant to this Agreement, shall be in writing or by facsimile, with a copy via email (which shall not constitute notice hereunder), and shall be deemed to have been duly given if delivered personally or by overnight courier or if mailed by certified mail, return receipt requested, postage prepaid, or sent by facsimile, to the following addresses (or to such other address as the party entitled to notice shall hereafter designate in accordance with the terms hereof):

If to the Company:

Rand Capital Corporation

2200 Rand Building

Buffalo, New York 14203

Attn: Allen F. Grum, Chief Executive Officer

e-mail: pgrum@randcapital.com

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with a copy (which shall not constitute notice) to:

Hodgson Russ LLP

The Guaranty Building

140 Pearl Street, Suite 100

Buffalo, New York 14202

Attention: John J. Zak. Esq.

e-mail: jzak@hodgsonruss.com

If to East:

East Asset Management, LLC

7777 NW Beacon Square Blvd.

Boca Raton, FL 33487

Attention: Adam Gusky

e-mail: agusky@emslp.com

with a copy (which shall not constitute notice) to:

Eversheds Sutherland (US) LLP

700 Sixth St., NW, Suite 700

Washington, DC 20001

Attention: Cynthia M. Krus, Esq.

e-mail: cynthiakrus@eversheds-sutherland.com

All such notices shall be effective: (i) if delivered personally, when received (with written confirmation of receipt), (ii) if sent by overnight courier, when receipted for, (iii) if mailed by registered or certified mail (return receipt requested), three (3) days after being mailed as described above, (iv) upon transmission by facsimile if a customary confirmation of delivery is received during normal business hours and, if not, the next business day after confirmation of delivery is received and (v) if sent by electronic mail transmission, at the time of confirmation of transmission if received during normal business hours and, if not, the next business day after confirmation of transmission.

(i) Waiver. No consent or waiver, express or implied, by any party to, or of any breach or default by another party in the performance of, this Agreement shall be construed as a consent to or waiver of any subsequent breach or default in the performance by such other party of the same or any other obligations hereunder.

(j) Counterparts. This Agreement may be executed in several counterparts, which shall be treated as originals for all purposes, and all counterparts so executed shall constitute one agreement, binding on all the parties hereto, notwithstanding that not all the parties are signatory to the original or the same counterpart. Any such counterpart shall be admissible into evidence as an original hereof against the Person who executed it. Facsimile and electronic signatures (i.e., PDF) to this Agreement shall be valid and will be deemed to have the same legal effect as an original signed counterpart of this Agreement.

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(k) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein.

(l) Invalidity of Provision. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

(m) Amendments and Waivers. The provisions of this Agreement may be modified or amended at any time and from time to time, and particular provisions of this Agreement may be waived or modified, with and only with an agreement or consent in writing signed by each of the parties hereto.

(n) Further Assistance. The parties hereto shall execute and deliver all documents, provide all information and take or refrain from all such action as may be necessary or appropriate to achieve the purposes of this Agreement.

(o) No Third-Party Beneficiaries. This Agreement is not intended to, and does not, confer upon any Person other than the parties hereto any rights or remedies.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF this Agreement has been signed by each of the parties hereto, and shall be effective as of the date first above written.

RAND CAPITAL CORPORATION

By:
Name:
Title:

EAST ASSET MANAGEMENT, LLC

By:
Name:
Title:

Appendix B

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

BETWEEN

RAND CAPITAL CORPORATION

AND

RAND CAPITAL MANAGEMENT LLC

Agreement made this ___ day of _____________, 2019 (the “Effective Date”), by and between RAND CAPITAL CORPORATION, a New York corporation (the “Corporation”), and RAND CAPITAL MANAGEMENT LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Corporation is a closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

WHEREAS, the Adviser is an investment adviser that has registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Adviser will provide investment advisory services to the Corporation.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:

1. Duties of the Adviser.

(a) The Corporation hereby employs the Adviser to act as the investment adviser to the Corporation and to manage the investment and reinvestment of the assets of the Corporation during the term of this Agreement, subject to the supervision of the Board of Directors of the Corporation (the “Board”), for the period and upon the terms herein set forth,

(i) in accordance with the investment objectives, policies and restrictions that are determined by the Corporation’s Board of Directors from time to time and disclosed to the Adviser, including those as set forth in the reports and registration statements that the Corporation files with the Securities and Exchange Commission (the “SEC”),

(ii) in accordance with any requirements imposed by the provisions of the Investment Company Act and of any rules or regulations in force thereunder, subject to the terms of any exemptive order applicable to the Corporation, and

(iii) in accordance with all other applicable federal and state laws, rules and regulations, and the Corporation’s certificate of incorporation and by-laws.

(b) Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement,

(i) determine the composition of the portfolio of the Corporation, the nature and timing of the changes therein and the manner of implementing such changes,

(ii) identify, evaluate and negotiate the structure of the investments made by the Corporation,

(iii) execute, close, service and monitor the Corporation’s investments,

(iv) determine the securities and other assets that the Corporation will purchase, retain, or sell,

(v) perform due diligence on prospective portfolio companies or investments, and

(vi) provide the Corporation with such other investment advisory, research and related services as the Corporation may, from time to time, reasonably require for the investment of its funds.

The Adviser shall have the power and authority on behalf of the Corporation to effectuate its investment decisions for the Corporation, including the execution and delivery of all documents relating to the Corporation’s investments and the placing of orders for other purchase or sale transactions on behalf of the Corporation. In the event that the Corporation determines to incur debt financing, the Adviser will arrange for such financing on the Corporation’s behalf, subject to the oversight and approval of the Board. If it is necessary for the Adviser to make investments on behalf of the Corporation through a special purpose vehicle, the Adviser shall have authority to create or arrange for the creation of such special purpose vehicle and to make such investments through such special purpose vehicle in accordance with the Investment Company Act.

(c) The Adviser hereby accepts such employment and agrees during the term hereof to render the services described herein for the compensation provided herein.

(d) Subject to the requirements of the Investment Company Act, the Adviser is hereby authorized to enter into one or more sub-advisory agreements with other investment advisers (each, a “Sub-Adviser”) pursuant to which the Adviser may obtain the services of the Sub-Adviser(s) to assist the Adviser in providing the investment advisory services required to be provided by the Adviser under Sections 1(a) and 1(b) of this Agreement. Specifically, the Adviser may retain a Sub-Adviser to recommend specific securities or other investments based upon the Corporation’s investment objectives and policies, and work, along with the Adviser, in structuring, negotiating, arranging or effecting the acquisition or disposition of such investments and monitoring investments on behalf of the Corporation, subject to the oversight of the Adviser and the Corporation. The Adviser, and not the Corporation, shall be responsible for any compensation payable to any Sub-Adviser. Any sub-advisory agreement entered into by the Adviser shall be in accordance with the requirements of the Investment Company Act and other applicable federal and state law. Nothing in this subsection (d) will obligate the Adviser to pay any expenses that are the expenses of the Corporation under Section 2.

(e) The Adviser, and any Sub-Adviser, shall for all purposes herein provided each be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Corporation in any way or otherwise be deemed an agent of the Corporation.

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(f) The Adviser shall keep and preserve for the period required by the Investment Company Act any books and records relevant to the provision of its investment advisory services to the Corporation and shall specifically maintain all books and records with respect to the Corporation’s portfolio transactions and shall render to the Board such periodic and special reports as the Board may reasonably request. The Adviser agrees that all records that it maintains for the Corporation are the property of the Corporation and will surrender promptly to the Corporation any such records upon the Corporation’s request, provided that the Adviser may retain a copy of such records.

(g) The Adviser shall provide to the Board such periodic and special reports as it may request.

2. Corporation’s Responsibilities and Expenses Payable by the Corporation. All investment professionals of the Adviser and its staff, when and to the extent engaged in providing investment advisory services required to be provided by the Adviser under Sections 1(a) and 1(b), and the compensation of such personnel and the general office and facilities and overhead expenses incurred by the Adviser in maintaining its place of business allocable to such services, will be provided and paid for by the Adviser and not by the Corporation. The Corporation will bear all other costs and expenses of its operations and transactions, including those relating to:

(a) organization;

(b) calculating the Corporation’s net asset value (including the cost and expenses of any independent valuation firm);

(c) expenses incurred by the Adviser payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for the Corporation and in monitoring the Corporation’s investments and performing due diligence on its prospective portfolio companies;

(d) interest payable on debt, if any, incurred to finance the Corporation’s investments;

(e) offerings of the Corporation’s common stock and other securities;

(f) investment advisory and management fees payable under this Agreement, which fees shall not include fees (if any) payable to a Sub-Adviser retained by the Adviser pursuant to Section 1(d);

(g) administration fees, if any, payable under the Administration Agreement (the “Administration Agreement”) between the Corporation and the Adviser or any successor thereto as the Corporation’s administrator;

(h) transfer agent and custodial fees;

(i) federal and state registration fees;

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(j) all costs of registration and listing the Corporation’s shares on any securities exchange;

(k) federal, state and local taxes;

(l) independent directors’ fees and expenses;

(m) costs of preparing and filing reports or other documents required by governmental bodies (including the SEC);

(n) costs of any reports, proxy statements or other notices to stockholders, including printing costs;

(o) the Corporation’s allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

(p) direct costs and expenses of administration, including independent auditors and outside legal costs; and

(q) all other expenses incurred by the Corporation or the Advisor in connection with administering the Corporation’s business (including payments under the Administration Agreement based upon the Corporation’s allocable portion of the Advisor’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of the Corporation’s chief financial officer and chief compliance officer and their respective staffs (including travel expenses)).

3. Compensation of the Adviser. The Corporation agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a base management fee (“Base Management Fee”) and an incentive fee (“Incentive Fee”) as hereinafter set forth. The Corporation shall make any payments due hereunder to the Adviser or to the Adviser’s designee as the Adviser may otherwise direct. To the extent permitted by applicable law, the Adviser may elect, or the Corporation may adopt a deferred compensation plan pursuant to which the Adviser may elect, to defer all or a portion of its fees hereunder for a specified period of time.

(a) The Base Management Fee shall be 1.50% per annum of the Corporation’s total assets (other than cash or cash equivalents but including assets purchased with borrowed funds), determined according to procedures duly adopted by the Board. For services rendered during the period commencing from the Effective Date, through and including the end of the first calendar quarter of the Corporation’s operations after the Effective Date, the Base Management Fee will be payable monthly in arrears. Until the first calendar quarter of the Corporation’s operations after the Effective Date, the Base Management Fee will be calculated based on the initial value of the Corporation’s total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) after giving effect to the contribution of the loan portfolio as contemplated by the Stock Purchase Agreement, dated as of January ___, 2019 by and among the Corporation, East Asset Management, LLC and, solely for purposes of being bound by Sections 7.10 and 10.9(a) and (b) thereof, the Adviser. Subsequently, the Base Management Fee will be calculated based on the average value of the Corporation’s total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed calendar quarters. Base Management Fees for any partial month or quarter will be appropriately pro-rated.

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(b) The Incentive Fee shall consist of two parts, as follows:

(i) One part (the “Income Based Fee”) will be calculated and payable quarterly in arrears based on the Pre-Incentive Fee net investment income for the immediately preceding calendar quarter and shall be payable promptly following the filing of the Corporation’s financial statements for such quarter. “Pre-Incentive Fee net investment income” means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Corporation receives from portfolio companies) accrued by the Corporation during the relevant calendar quarter, minus the Corporation’s operating expenses for such calendar quarter (including the Base Management Fee, expenses payable under the Administration Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding any portion of Incentive Fee).

Pre-Incentive Fee net investment income includes any accretion of original issue discount, market discount, payment-in-kind interest, payment-in-kind dividends or other types of deferred or accrued income, including in connection with zero coupon securities, that the Corporation and its consolidated subsidiaries have recognized in accordance with U.S. Generally Accepted Accounting Principles, but have not yet received in cash (collectively, “Accrued Unpaid Income”). Pre-Incentive Fee net investment income does not include any realized capital gains, realized and unrealized capital losses or unrealized capital appreciation or depreciation.

Pre-Incentive Fee net investment income, expressed as a rate of return on the value of the Corporation’s net assets (defined as total assets less indebtedness) at the end of the immediately preceding calendar quarter, will be compared to a “hurdle rate”, expressed as a rate of return on the value of the Corporation’s net assets at the end of the most recently completed calendar quarter, of 1.75% per quarter (7% annualized). The Corporation will pay the Adviser an Incentive Fee with respect to the Corporation’s Pre-Incentive Fee net investment income in each calendar quarter as follows:

(A) no Income Based Fee in any calendar quarter in which the Corporation’s Pre-Incentive Fee net investment income does not exceed the hurdle rate;

(B) 100.0% of the Corporation’s Pre-Incentive Fee net investment income for any calendar quarter with respect to that portion of such Pre-Incentive Fee net investment income for such calendar quarter, if any, that exceeds the hurdle rate but is less than 2.1875% (8.75% annualized); and

(C) 20.0% of the amount of the Corporation’s Pre-Incentive Fee net investment income for any calendar quarter with respect to that portion of such Pre-Incentive Fee Net Investment Income for such calendar quarter, if any, that exceeds 2.1875% (8.75% annualized).

These calculations will be appropriately pro-rated for any period of less than three months.

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Notwithstanding the foregoing, the Income Based Fee paid to the Adviser for any calendar quarter that begins more than two years and three months after the Effective Date shall not be in excess of the Incentive Fee Cap. The Incentive Fee Cap for any calendar quarter is an amount equal to (1) 20.0% of the Cumulative Net Return (as defined below) during the Income Based Fee Calculation Period (as defined below) minus (2) if applicable, the aggregate Income Based Fee that was paid in respect of the calendar quarters prior to such quarter included in the relevant Income Based Fee Calculation Period.

“Income Based Fee Calculation Period” means, with reference to a calendar quarter, the period of time consisting of such calendar quarter and the additional quarters that comprise the lesser of (1) the number of quarters immediately preceding such calendar quarter that began more than two years after the Effective Date or (2) the eleven calendar quarters immediately preceding such calendar quarter.

“Cumulative Net Return” means (1) the aggregate net investment income in respect of the relevant Income Based Fee Calculation Period minus (2) any Net Capital Loss, if any, in respect of the relevant Income Based Fee Calculation Period. If, in any quarter, the Incentive Fee Cap is zero or a negative value, the Corporation pays no Income Based Fee to the Adviser for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is a positive value but is less than the Income Based Fee that is payable to the Adviser for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Corporation pays an Income Based Fee to the Adviser equal to the Incentive Fee Cap for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is equal to or greater than the Income Based Fee that is payable to the Adviser for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Corporation pays an Income Based Fee to the Adviser equal to the Income Based Fee calculated as described above for such quarter without regard to the Incentive Fee Cap.

“Net Capital Loss” in respect of a particular period means the difference, if positive, between (1) aggregate capital losses, whether realized or unrealized, in such period and (2) aggregate capital gains, whether realized or unrealized, in such period.

Any Income Based Fee otherwise payable under this Section 3(b)(i) with respect to Accrued Unpaid Income (collectively, the “Accrued Unpaid Income Based Fees”) shall be deferred, on a security by security basis, and shall become payable only if, as, when and to the extent cash is received by the Corporation or its consolidated subsidiaries in respect thereof. Any Accrued Unpaid Income that is subsequently reversed in connection with a write-down, write-off, impairment or similar treatment of the investment giving rise to such Accrued Unpaid Income will, in the applicable period of reversal, (1) reduce Pre-Incentive Fee net investment income and (2) reduce the amount of Accrued Unpaid Income Incentive Fees deferred under this paragraph. Subsequent payments of Accrued Unpaid Income Incentive Fees deferred pursuant to this paragraph shall not reduce the amounts otherwise payable for any quarter pursuant to this Section 3(b)(i).

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(ii) The second part of the Incentive Fee (the “Capital Gains Fee”) will be determined and payable in arrears as of the end of each calendar year (or upon termination of this Agreement as set forth below), commencing with the calendar year ending on December 31, 2019, and is calculated at the end of each applicable year by subtracting (1) the sum of the Corporation’s cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (2) the Corporation’s cumulative aggregate realized capital gains, in each case calculated from the Effective Date. If such amount is positive at the end of such year, then the Capital Gains Fee for such year is equal to 20.0% of such amount, less the cumulative aggregate amount of Capital Gains Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Fee payable for such year. If this Agreement is terminated as of a date that is not a calendar year end, the termination date shall be treated as though it were a calendar year end for purposes of calculating and paying a Capital Gains Fee.

For purposes of this Section 3(b)(ii):

The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in the Corporation’s portfolio when sold and (b) the accreted or amortized cost basis of such investment.

The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in the Corporation’s portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in the Corporation’s portfolio as of the applicable Capital Gains Fee calculation date and (b) the accreted or amortized cost basis of such investment.

The accreted or amortized cost basis of an investment shall mean, with respect to an investment owned by the Corporation as of the Effective Date, the fair value of such investment as set forth in the Corporation’s most recently filed Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as applicable, as filed with the SEC and, with respect to an investment acquired by the Corporation subsequent to the Effective Date, the accreted or amortized cost basis of such investment as reflected in the Corporation’s financial statements.

4. Covenants of the Adviser. The Adviser covenants that it will remain registered as an investment adviser under the Advisers Act. The Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.

5. Excess Brokerage Commissions. The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Corporation to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Corporation’s portfolio, and constitutes the best net results for the Corporation.

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6. Limitations on the Employment of the Adviser. The services of the Adviser to the Corporation are not exclusive, and the Adviser may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Corporation, so long as its services to the Corporation hereunder are not materially impaired thereby, and nothing in this Agreement shall limit or restrict the right of any member, manager, partner, officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Corporation’s portfolio companies, subject to applicable law). So long as this Agreement or any extension, renewal or amendment remains in effect, the Adviser shall be the only investment adviser for the Corporation, subject to the Adviser’s right to enter into sub-advisory agreements. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that directors, officers, employees and stockholders of the Corporation are or may become interested in the Adviser and its affiliates, as directors, officers, employees, partners, stockholders, members, managers or otherwise, and that the Adviser and directors, officers, employees, partners, stockholders, members and managers of the Adviser and its affiliates are or may become similarly interested in the Corporation as stockholders or otherwise.

7. Responsibility of Dual Directors, Officers and/or Employees. If any person who is a member, manager, partner, officer or employee of the Adviser is or becomes a director, officer and/or employee of the Corporation and acts as such in any business of the Corporation, then such member, manager, partner, officer and/or employee of the Adviser shall be deemed to be acting in such capacity solely for the Corporation, and not as a member, manager, partner, officer or employee of the Adviser under the control or direction of the Adviser, even if paid by the Adviser.

8. Limitation of Liability of the Adviser; Indemnification. The Adviser, its members and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person affiliated with any of them (collectively, the “Indemnified Parties”), shall not be liable to the Corporation for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Corporation, except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services. The Corporation shall indemnify, defend and protect the Indemnified Parties (each of whom shall be deemed a third party beneficiary hereof) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Corporation or its security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under this Agreement or as an investment adviser of the Corporation. Notwithstanding the foregoing provisions of this Section 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Corporation or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of any Indemnified Party’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under this Agreement (as the same shall be determined in accordance with the Investment Company Act and any interpretations or guidance by the SEC or its staff thereunder).

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9. Confidentiality. The parties hereto agree that each shall treat confidentially all information provided by each party to the other regarding its business and operations. All confidential information provided by a party hereto, including all “nonpublic personal information,” as defined under the Gramm-Leach-Bliley Act of 1999 (Public law 106-102, 113 Stat. 1138), shall be used by the other party hereto solely for the purpose of rendering services pursuant to this Agreement and, except as may be required in carrying out this Agreement, shall not be disclosed to any third party, without the prior consent of such providing party, except that such confidential information may be disclosed to an affiliate or agent of the disclosing party to be used for the sole purpose of providing the services set forth herein. The foregoing shall not be applicable to any information that is publicly available or available to the recipient when provided or thereafter becomes publicly available or available to the recipient other than through a breach of this Agreement, or that is requested by or required to be disclosed to any governmental or regulatory authority, including in connection with any required regulatory filings or examinations, by judicial or administrative process or otherwise by applicable law or regulation. Notwithstanding the foregoing, the Corporation hereby consents and authorizes the Adviser and its affiliates to use and disclose confidential information relating to the Corporation in connection with the preparation of performance information relating to the Corporation.

10. Effectiveness, Duration and Termination of Agreement. This Agreement shall become effective as of the first date above written. This Agreement shall remain in effect for two years after such date, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by

(a) the vote of the Board, or by the vote of stockholders holding a majority of the outstanding voting securities of the Corporation, and

(b) the vote of a majority of the Corporation’s Directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any party to this Agreement, in accordance with the requirements of the Investment Company Act.

This Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice, by the vote of stockholders holding a majority of the outstanding voting securities of the Corporation, or by the vote of the Corporation’s Directors or by the Adviser.

This Agreement will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act). The provisions of Section 8 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, (i) the Adviser shall be entitled to any amounts owed under Section 3 through the date of termination or expiration, and (ii) the obligations set forth in Sections 8 and 9 shall survive the termination of this Agreement.

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11. Amendments of this Agreement. This Agreement may not be amended or modified except by an instrument in writing signed by all parties hereto, but the consent of the Corporation must be obtained in conformity with the requirements of the Investment Company Act.

12. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, including without limitation Sections 5-1401 and 5-1402 of the New York General Obligations Law and New York Civil Practice Law and Rules, Rule 327(b), and the applicable provisions of the Investment Company Act, if any. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, if any, the latter shall control. The parties unconditionally and irrevocably consent to the exclusive jurisdiction of the courts located in the State of New York and waive any objection with respect thereto, for the purpose of any action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

13. No Waiver. The failure of either party to enforce at any time for any period the provisions of or any rights deriving from this Agreement shall not be construed to be a waiver of such provisions or rights or the right of such party thereafter to enforce such provisions, and no waiver shall be binding unless executed in writing by all parties hereto.

14. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.

15. Headings. The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

16. Counterparts. This Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original instrument and all of which taken together shall constitute one and the same agreement.

17. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service (with signature required), by facsimile, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at their respective principal executive office addresses.

18. Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between the parties with respect to such subject matter.

19. Certain Matters of Construction.

(a) The words “hereof”, “herein”, “hereunder” and words of similar import shall refer to this Agreement as a whole and not to any particular Section or provision of this Agreement, and reference to a particular Section of this Agreement shall include all subsections thereof.

(b) Definitions shall be equally applicable to both the singular and plural forms of the terms defined, and references to the masculine, feminine or neuter gender shall include each other gender.

(c) The word “including” shall mean including without limitation.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

RAND CAPITAL CORPORATION

By:
Name:
Title:

RAND CAPITAL MANAGEMENT LLC

By:
Name:
Title:

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Appendix C

ADMINISTRATION AGREEMENT

AGREEMENT (this “Agreement”) made as of ____________, 2019 (the “Effective Date”) by and between Rand Capital Corporation, a New York corporation (hereinafter referred to as the “Corporation”), and Rand Capital Management LLC, a Delaware limited liability company (hereinafter referred to as the “Administrator”).

WITNESSETH:

WHEREAS, the Corporation is a closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (hereinafter referred to as the “Investment Company Act”);

WHEREAS, the Corporation desires to retain the Administrator to provide administrative services to the Corporation in the manner and on the terms hereinafter set forth; and

WHEREAS, the Administrator is willing to provide administrative services to the Corporation on the terms and conditions hereafter set forth.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Corporation and the Administrator hereby agree as follows:

1. Duties of the Administrator.

(a) Employment of Administrator. The Corporation hereby employs the Administrator to act as administrator of the Corporation, and to furnish, or arrange for others to furnish, the administrative services, personnel and facilities described below, subject to review by and the overall control of the Board of Directors of the Corporation, for the period and on the terms and conditions set forth in this Agreement. The Administrator hereby accepts such employment and agrees during such period to render, or arrange for the rendering of, such services and to assume the obligations herein set forth subject to the reimbursement of costs and expenses as provided for below. The Administrator and any such other persons providing services arranged for by the Administrator shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized herein, have no authority to act for or represent the Corporation in any way or otherwise be deemed agents of the Corporation.

(b) Services. The Administrator shall perform (or oversee, or arrange for, the performance of) the administrative services necessary for the operation of the Corporation. Without limiting the generality of the foregoing, the Administrator shall provide the Corporation with office facilities, equipment, clerical, bookkeeping, finance, accounting, compliance and record keeping services at such office facilities and such other services as the Administrator, subject to review by the Board of Directors of the Corporation, shall from time to time determine to be necessary or useful to perform its obligations under this Agreement. The Administrator shall also, on behalf of the Corporation, arrange for the services of, and oversee, custodians, depositories, transfer agents, dividend disbursing agents, other stockholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Administrator shall make reports to the Corporation’s Board of Directors of its performance of its obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Corporation as it shall determine to be desirable; provided that nothing herein shall be construed to require the Administrator to, and the Administrator shall not, in its capacity as Administrator, provide any advice or recommendation relating to the securities and other assets that the Corporation should purchase, retain or sell or any other investment advisory services to the Corporation. The Administrator shall be responsible for the financial and other records that the Corporation is required to maintain and shall prepare all reports and other materials required to be filed with the Securities and Exchange Commission (the “SEC”) or any other regulatory authority, including reports to stockholders. The Administrator will provide on the Corporation’s behalf significant managerial assistance to those portfolio companies to which the Corporation is required to provide such assistance. In addition, the Administrator will assist the Corporation in determining and publishing the Corporation’s net asset value, overseeing the preparation and filing of the Corporation’s tax returns, and the printing and dissemination of reports to stockholders of the Corporation, and generally overseeing the payment of the Corporation’s expenses and the performance of administrative and professional services rendered to the Corporation by others.

2. Records. The Administrator agrees to maintain and keep all books, accounts and other records of the Corporation that relate to activities performed by the Administrator hereunder and, if required by the Investment Company Act, will maintain and keep such books, accounts and records in accordance with that act. In compliance with the requirements of Rule 31a-3 under the Investment Company Act, the Administrator agrees that all records that it maintains for the Corporation shall at all times remain the property of the Corporation, shall be readily accessible during normal business hours, and shall be promptly surrendered upon the termination of this Agreement or otherwise on written request. The Administrator further agrees that all records which it maintains for the Corporation pursuant to Rule 31a-1 under the Investment Company Act will be preserved for the periods prescribed by Rule 31a-2 under the Investment Company Act unless any such records are earlier surrendered as provided above. Records shall be surrendered in usable machine-readable form. The Administrator shall have the right to retain copies of such records subject to observance of its confidentiality obligations under this Agreement.

3. Confidentiality. The parties hereto agree that each shall treat confidentially all information provided by each party to the other regarding its business and operations. All confidential information provided by a party hereto, including nonpublic personal information pursuant to Regulation S-P of the SEC, shall be used by any other party hereto solely for the purpose of rendering services pursuant to this Agreement and, except as may be required in carrying out this Agreement, shall not be disclosed to any third party, without the prior consent of such providing party. The foregoing shall not be applicable to any information that is publicly available when provided or thereafter becomes publicly available other than through a breach of this Agreement, or that is required to be disclosed by any regulatory authority, any authority or legal counsel of the parties hereto, or by judicial or administrative process or otherwise by applicable law or regulation.

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4. Compensation; Allocation of Costs and Expenses.

(a) In full consideration of the provision of the services of the Administrator, the Corporation shall reimburse the Administrator for the costs and expenses incurred by the Administrator in performing its obligations and providing personnel and facilities hereunder.

(b) The Corporation will bear all costs and expenses that are incurred in its operation and transactions and not specifically assumed by the Administrator, in its capacity as the Corporation’s investment adviser, pursuant to the Investment Advisory and Management Agreement, dated as of ____________, 2019, between the Corporation and the Administrator (the “Advisory Agreement”). Costs and expenses to be borne by the Corporation include, but are not limited to, those relating to: organization; calculating the Corporation’s net asset value (including the cost and expenses of any independent valuation firm); expenses incurred by the Administrator payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for the Corporation and in monitoring the Corporation’s investments and performing due diligence on its prospective portfolio companies; interest payable on debt, if any, incurred to finance the Corporation’s investments; offerings of the Corporation’s common stock and other securities; investment advisory and management fees (other than fees (if any) payable to a sub-advisor retained by the Administrator under the Advisory Agreement); administration fees, if any, payable under this Agreement; transfer agent and custodial fees; federal and state registration fees; all costs of registration and listing the Corporation’s shares on any securities exchange; federal, state, local and other taxes; independent directors’ fees and expenses; costs of preparing and filing reports or other documents required by governmental bodies (including the SEC); costs of any reports, proxy statements or other notices to stockholders, including printing costs; the Corporation’s allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including independent auditors and outside legal costs; and all other expenses incurred by the Corporation or the Administrator in connection with administering the Corporation’s business, including payments under this Agreement based upon the Corporation’s allocable portion of the Administrator’s overhead in performing its obligations under this Agreement, including rent (if office space is provided by the Administrator) and the allocable portion of the cost of the Corporation’s chief financial officer and chief compliance officer and their respective staffs (including travel expenses).

5. Limitation of Liability of the Administrator; Indemnification. The Administrator, its members and their respective officers, managers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with any of them (collectively, the “Indemnified Parties”), shall not be liable to the Corporation for any action taken or omitted to be taken by the Administrator in connection with the performance of any of its duties or obligations under this Agreement or otherwise as administrator for the Corporation, and the Corporation shall indemnify, defend and protect the Indemnified Parties (each of whom shall be deemed a third party beneficiary hereof) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Corporation or its security holders) arising out of or otherwise based upon the performance of any of the Administrator’s duties or obligations under this Agreement or otherwise as administrator for the Corporation. Notwithstanding the preceding sentence of this Paragraph 5 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Corporation or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of any Indemnified Party’s duties or by reason of the reckless disregard of the Administrator’s duties and obligations under this Agreement (to the extent applicable, as the same shall be determined in accordance with the Investment Company Act and any interpretations or guidance by the SEC or its staff thereunder).

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6. Activities of the Administrator. The services of the Administrator to the Corporation are not exclusive, and the Administrator and each other person providing services as arranged by the Administrator is free to render services to others. It is understood that directors, officers, employees and stockholders of the Corporation are or may become interested in the Administrator and its affiliates, as directors, officers, members, managers, employees, partners, stockholders or otherwise, and that the Administrator and directors, officers, members, managers, employees, partners and stockholders of the Administrator and its affiliates are or may become similarly interested in the Corporation as stockholders or otherwise.

7. Duration and Termination of this Agreement.

(a) This Agreement shall become effective as of the Effective Date, and shall remain in force with respect to the Corporation for two years from the Effective Date and thereafter continue from year to year, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Corporation and (ii) a majority of those members of the Corporation’s Board of Directors who are not parties to this Agreement or “interested persons” (as defined in the Investment Company Act) of any such party.

(b) This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Corporation’s Board of Directors, or by the Administrator, upon 60 days’ advance written notice to the other party. This Agreement may not be assigned by a party without the consent of the other party.

8. Amendments of this Agreement. This Agreement may not be amended or modified except by an instrument in writing signed by all parties hereto.

9. Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party may assign, delegate or otherwise transfer this Agreement or any of its rights or obligations hereunder without the prior written consent of the other party. No assignment by either party permitted hereunder shall relieve the applicable party of its obligations under this Agreement. Any assignment by either party in accordance with the terms of this Agreement shall be pursuant to a written assignment agreement in which the assignee expressly assumes the assigning party’s rights and obligations hereunder.

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10. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, including without limitation Sections 5-1401 and 5-1402 of the New York General Obligations Law and New York Civil Practice Law and Rules, Rule 327(b), and the applicable provisions of the Investment Company Act, if any. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, if any, the latter shall control. The parties unconditionally and irrevocably consent to the exclusive jurisdiction of the courts located in the State of New York and waive any objection with respect thereto, for the purpose of any action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

11. No Waiver. The failure of either party to enforce at any time for any period the provisions of or any rights deriving from this Agreement shall not be construed to be a waiver of such provisions or rights or the right of such party thereafter to enforce such provisions or rights, and no waiver shall be binding unless executed in writing by all parties hereto.

12. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

13. Headings. The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

14. Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile or pdf transmission), each of which when executed shall be deemed to be an original instrument and all of which taken together shall constitute one and the same agreement.

15. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service (with signature required), by facsimile, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at their respective principal executive office addresses.

16. Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and undertakings, both written and oral, between the parties with respect to such subject matter.

17. Certain Matters of Construction.

(a) The words “hereof”, “herein”, “hereunder” and words of similar import shall refer to this Agreement as a whole and not to any particular Section or provision of this Agreement, and reference to a particular Section of this Agreement shall include all subsections thereof.

(b) Definitions shall be equally applicable to both the singular and plural forms of the terms defined, and references to the masculine, feminine or neuter gender shall include each other gender.

(c) The word “including” shall mean including without limitation.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

CORPORATION:

RAND CAPITAL CORPORATION

By:
Name:
Title:

ADMINISTRATOR:

Rand Capital Management LLC

By:
Name:
Title:

Appendix D

SHAREHOLDER AGREEMENT

THIS SHAREHOLDER AGREEMENT is entered into as of ____________, 2019 (this “Agreement”), by and between Rand Capital Corporation, a New York corporation (the “Company”), and East Asset Management, LLC, a Delaware limited liability company (“East”) and is effective as of the closing of the transactions contemplated in the Stock Purchase Agreement (as defined below) (the “Contemplated Transactions”).

WHEREAS, the Company has entered into a stock purchase agreement with East and, solely for purposes of being bound by Sections 7.10 and 10.9(a) and (b) thereof, Rand Capital Management LLC, dated January 24, 2019 (the “Stock Purchase Agreement”) whereby East will contribute cash and assets to the Company in exchange for shares of common stock, par value $0.10 per share, of the Company (the “Common Stock”);

WHEREAS, in connection with the Stock Purchase Agreement, the Company and East desire to enter into this Agreement setting forth certain rights and obligations with respect to the nomination of directors to the Board of Directors of the Company (the “Board”) from and after the closing of the Contemplated Transactions.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1. Definitions. As used in this Agreement, the following terms shall have the meanings ascribed to them below:

“Bylaws” means the By-laws of the Company, as may be amended from time to time.

“Certificate of Incorporation” means the Certificate of Incorporation of the Company, as may be amended from time to time.

“Interested Person” has the meaning set forth in Section 2(a)(19) of the Investment Company Act.

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“Person” means any individual, corporation, firm, partnership, joint venture, limited liability company, estate, trust, business association, organization, governmental entity or other entity.

“Shareholders” means holders of shares of Common Stock.

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Section 2. Board Nomination Rights.

(a) Upon completion of the Contemplated Transactions, in connection with any annual or special meeting of Shareholders at which directors shall be elected, until the date on which East ceases to beneficially own more than fifteen percent (15%) of the outstanding Common Stock, East shall have the right to designate (i) up to two (2) persons, of which at least one (1) of such person is not an Interested Person of the Company, for nomination by the Board for election to the Board if the Board is composed of fewer than seven (7) directors or (ii) up to three (3) persons, of which at least one (1) of such person is not an Interested Person of the Company, for nomination by the Board for election to the Board if the Board is composed of seven (7) or more directors (each person so designated an “East Nominee”, and such period during which East is permitted to designate an East Nominee pursuant to this Section 2(a) being the “East Nomination Period”). East shall not designate any person to be an East Nominee who it reasonably believes does not meet the requirements for director nominees as set forth in any applicable policies of the Company relating to director qualification from time to time.

(b) The Board or, if then constituted, the nominating committee of the Board or any committee performing similar functions (the “Nominating Committee”), as applicable, shall promptly and in good faith consider each East Nominee designated pursuant to Section 2(a), applying the same standards as shall be applied for the consideration of other proposed nominees of the Board. If the Board or the Nominating Committee, as applicable, reasonably determines in writing (which determination shall set forth the reasonable grounds for such determination) that any East Nominee would not be qualified under any applicable law, rule or regulation to serve as a director of the Company and fails to approve the nomination of such East Nominee, then East shall be entitled to designate another person as an East Nominee and the provisions of Section 2 shall apply to such alternate person.

(c) Subject to the requirements of the Certificate of Incorporation, Bylaws, rules of the stock exchange on which the Common Stock is then listed or applicable law, vacancies arising through the death, resignation or removal of any East Nominee who was elected or appointed to the Board pursuant to this Section 2, may be filled by the Board only with a substitute East Nominee designated by East (which East Nominee shall be subject to review by the Board or Nominating Committee, as applicable, under the standards set forth in Section 2(b)), and the director so chosen shall hold office until the next election or until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal.

(d) During the East Nomination Period, the Company shall, at least 45 days prior to the expected mailing date, (i) notify East in writing of the date on which the proxy statement in connection with an election of directors at an annual or special meeting of Shareholders is expected to be first mailed by the Company and (ii) provide a form of prospective director questionnaire eliciting information of a type customarily provided by directors or prospective directors in connection with the director nomination process (each a “D&O Questionnaire”) to be completed by each East Nominee. Following receipt of such Company notice, East shall, within 15 days after the date of the Company’s notice, (i) deliver a written notice to the Company setting forth the name and address of each East Nominee and (ii) provide a completed and signed D&O Questionnaire from each East Nominee. The Company shall provide each East Nominee with a reasonable opportunity to review and provide comments on any portion of the proxy materials relating to such East Nominee. The Company shall incorporate reasonable comments from each such East Nominee in the proxy materials relating to such matters.

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(e) In the event the Shareholders fail to elect an East Nominee to the Board at any annual or special meeting of Shareholders at which directors are elected, (i) East shall designate another person as an East Nominee and the provisions of Section 2 shall apply to such alternate person and (ii) subject to the requirements of Certificate of Incorporation, Bylaws, rules of the stock exchange on which the Common Stock is then listed or applicable law, the Board shall reasonably promptly elect such alternate East Nominee to any such vacancy on the Board resulting from the Shareholders failure to elect an East Nominee to the Board at any annual or special meeting of Shareholders at which directors shall be elected. For the avoidance of doubt, in no event shall the Board be required to appoint or elect an East Nominee to the Board if the Shareholders fail to elect to such East Nominee to the Board at such annual or special meeting of Shareholders at which directors are elected.

(f) The Company agrees that at all times during the East Nomination Period (i) subject to rules of the stock exchange on which the Common Stock is then listed or applicable law, the Bylaws and the Certificate of Incorporation shall accommodate, be subject to, and shall not in any way conflict with, East’s rights and obligations set forth herein and (ii) the Company shall not enter into any other agreements or understandings that in any way conflict with East’s rights and obligations set forth herein. The Company further agrees that it shall not enter into any agreements or understandings with any Shareholder (other than any agreement equally applicable to all Shareholders) without prior notice to East; provided, that the Company shall provide to East (x) a substantially final copy of any such agreements or understandings no later than five (5) business days prior to the signing of such agreements or understandings and (y) a fully executed copy of such agreement promptly following its execution (unless such executed agreement is available on the Securities and Exchange Commission’s EDGAR filing system).

(g) During the East Nomination Period, in the event that (i) the Board has increased the size of the Board to seven (7) or more directors from the current size of six (6) directors and (ii) East subsequently provides a written notice to the Company setting forth the name and address of an East Nominee and a completed and signed D&O Questionnaire from such East Nominee, not later than the 90th day after the date of the Company’s receipt of such written notice, the Board shall, subject to (i) the requirements of Certificate of Incorporation, Bylaws, rules of the stock exchange on which the Common Stock is then listed or applicable law and (ii) review by the Board or Nominating Committee, as applicable, of such East Nominee under the standards set forth in Section 2(b), elect such East Nominee to the Board to fill the vacancy created by the increased Board size such that there will be three (3) East Nominees on the Board.

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(h) During the East Nomination Period, East hereby agrees that (i) the method set forth in this Section 2 shall be the exclusive means for East to designate, nominate, seek to designate or seek to nominate, as applicable, any person for election as a director to the Board and (ii) it shall not, directly or indirectly, make use of, or otherwise seek to avail itself of, any other rights or means to designate, nominate, seek to designate or seek to nominate, as applicable, any person for election as a director to the Board, including pursuant to any rights available to any Shareholder under the Certificate of Incorporation, Bylaws or applicable law.

(i) The East Nomination Period shall be adjusted to the extent East’s ownership of the outstanding Common Stock falls below 15% solely as a result of a sale or other issuance of Common Stock by the Company. In the event of any sale or issuance by the Company that would have the effect of causing East’s beneficial ownership of the outstanding Common Stock to fall below 15%, the 15% threshold set forth in Section 2(a) above shall be reduced by a percentage equal to the percentage by which East’s ownership of the Common Stock was reduced as a result of such sale or issuance by the Company.

Section 3. Miscellaneous.

(a) Effective Date. This Agreement shall become effective upon the closing date of the Contemplated Transactions.

(b) Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to principles of conflict of laws.

(c) Certain Adjustments. The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution for the shares of Common Stock, by combination, recapitalization, reclassification, merger, consolidation or otherwise and the term “Common Stock” shall include all such other securities.

(d) Enforcement. Each of the parties hereto acknowledges and agrees that irreparable injury to the other party hereto would occur in the event any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that such injury would not be adequately compensable in damages. It is accordingly agreed that East, on the one hand, and the Company, on the other hand, shall each be entitled to specific enforcement of, and injunctive relief to prevent any violation of, the terms hereof and the other party hereto will not take any action, directly or indirectly, in opposition to the party seeking relief on the grounds that any other remedy is available at law or in equity, and each party further agrees to waive any requirement for the security or posting of any bond in connection with such remedy. Such remedies, shall be cumulative and not exclusive, and shall be in addition to any other remedy which any party hereto may have.

(e) Successors and Assigns. This Agreement may not be assigned, whether outright or by operation of law, by any party hereto without the prior written consent of the non-assigning party. Subject to the foregoing, this Agreement shall be binding upon the parties hereto, their heirs, executors, personal representatives, successors, and assigns.

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(f) Entire Agreement; Termination. This Agreement contains the entire understanding among the parties hereto and supersedes all prior written or oral agreements among them respecting the within subject matter, unless otherwise provided herein. There are no representations, agreements, arrangements or understandings, oral or written, among the parties hereto relating to the subject matter of this Agreement that are not fully expressed herein. This Agreement may be terminated at any time by written consent of all of the parties hereto.

(g) Dispute Resolution. Any dispute, controversy or claim arising out of, or in connection with, this Agreement, or the breach thereof, shall be settled by binding arbitration administered by the American Arbitration Association in accordance with its commercial arbitration rules then in effect. Claims shall be heard by a single arbitrator selected by the American Arbitration Association. The arbitration shall be conducted on an expedited basis and the place of arbitration shall be Buffalo, New York. The arbitration shall be subject to, and the arbitrator shall have the powers and rights afforded by, the rules of the American Arbitration Association. The arbitration shall be governed by the laws of the State of New York. The decision of such arbitrator, including any award of attorneys’ fees and costs, if any, may be entered in any court having thereof.

(h) Notices. All notices and demands under this Agreement and other communications required to be delivered pursuant to this Agreement, shall be in writing or by facsimile, with a copy via email (which shall not constitute notice hereunder), and shall be deemed to have been duly given if delivered personally or by overnight courier or if mailed by certified mail, return receipt requested, postage prepaid, or sent by facsimile, to the following addresses (or to such other address as the party entitled to notice shall hereafter designate in accordance with the terms hereof):

If to the Company:

Rand Capital Corporation

2200 Rand Building

Buffalo, New York 14203

Attn: Allen F. Grum, Chief Executive Officer

e-mail: pgrum@randcapital.com

with a copy (which shall not constitute notice) to:

Hodgson Russ LLP

The Guaranty Building

140 Pearl Street, Suite 100

Buffalo, New York 14202

Attention: John J. Zak. Esq.

e-mail: jzak@hodgsonruss.com

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If to East:

East Asset Management, LLC

7777 NW Beacon Square Blvd.

Boca Raton, FL 33487

Attention: Adam Gusky

e-mail: agusky@emslp.com

with a copy (which shall not constitute notice) to:

Eversheds Sutherland (US) LLP

700 Sixth St., NW, Suite 700

Washington, DC 20001

Attention: Cynthia M. Krus, Esq.

e-mail: cynthiakrus@eversheds-sutherland.com

All such notices shall be effective: (i) if delivered personally, when received (with written confirmation of receipt), (ii) if sent by overnight courier, when receipted for, (iii) if mailed by registered or certified mail (return receipt requested), three (3) days after being mailed as described above, (iv) upon transmission by facsimile if a customary confirmation of delivery is received during normal business hours and, if not, the next business day after confirmation of delivery is received and (v) if sent by electronic mail transmission, at the time of confirmation of transmission if received during normal business hours and, if not, the next business day after confirmation of transmission.

(i) Waiver. No consent or waiver, express or implied, by any party to, or of any breach or default by another party in the performance of, this Agreement shall be construed as a consent to or waiver of any subsequent breach or default in the performance by such other party of the same or any other obligations hereunder.

(j) Counterparts. This Agreement may be executed in several counterparts, which shall be treated as originals for all purposes, and all counterparts so executed shall constitute one agreement, binding on all the parties hereto, notwithstanding that not all the parties are signatory to the original or the same counterpart. Any such counterpart shall be admissible into evidence as an original hereof against the Person who executed it. Facsimile and electronic signatures (i.e., PDF) to this Agreement shall be valid and will be deemed to have the same legal effect as an original signed counterpart of this Agreement.

(k) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein.

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(l) Invalidity of Provision. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

(m) Amendments and Waivers. The provisions of this Agreement may be modified or amended at any time and from time to time, and particular provisions of this Agreement may be waived or modified, with and only with an agreement or consent in writing signed by each of the parties hereto.

(n) Further Assistance. The parties hereto shall execute and deliver all documents, provide all information and take or refrain from all such action as may be necessary or appropriate to achieve the purposes of this Agreement.

(o) No Third-Party Beneficiaries. This Agreement is not intended to, and does not, confer upon any Person other than the parties hereto any rights or remedies.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF this Agreement has been signed by each of the parties hereto, and shall be effective as of the date first above written.

RAND CAPITAL CORPORATION

By:
Name:
Title:

EAST ASSET MANAGEMENT, LLC

By:
Name:
Title:

[Signature Page – Shareholder Agreement]

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Appendix E

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

RAND CAPITAL CORPORATION

Under Section 805 of the

Business Corporation Law

Rand Capital Corporation, a corporation organized and existing under and by virtue of the Business Corporation Law of the State of New York,

DOES HEREBY CERTIFY:

1. The current name of the corporation is Rand Capital Corporation (the “corporation”).

2. The Certificate of Incorporation of the corporation was filed by the Department of State of the State of New York on February 24, 1969.

3. The Certificate of Incorporation of the corporation is hereby amended to increase the authorized shares of the corporation from 10,500,000 shares, of which 500,000 shares are preferred shares, par value $10.00 per share, and 10,000,000 shares are common shares, par value $.10 per share, into 100,500,000 shares, of which 500,000 shares shall be preferred shares, par value $10.00 per share, and 100,000,000 shares shall be common shares, par value $.10 per share.

To effectuate such amendment, Paragraph 4.(a). of the Certificate of Incorporation of the corporation is hereby amended to read in its entirety as follows:

“4.(a). The aggregate number of shares which the corporation shall have the authority to issue is ONE HUNDRED MILLION FIVE HUNDRED THOUSAND (100,500,000) shares, of which FIVE HUNDRED THOUSAND (500,000) shares shall be Preferred Shares, par value $10.00 per share, and ONE HUNDRED MILLION (100,000,000) shares shall be Common Shares, par value $.10 per share.”

4. The certificate of amendment was authorized by the vote of the board of directors of the corporation followed by a vote of a majority of all outstanding shares entitled to vote thereon at a meeting of shareholders.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has signed this certificate and affirmed it as true under penalties of perjury this ____ day of _____, 2019.

RAND CAPITAL CORPORATION

By:
Name:
Title:

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

RAND CAPITAL CORPORATION

Under Section 805 of the

Business Corporation Law

Filed by:

Appendix F

January 24, 2019

The Board of Directors

Rand Capital Corporation

2200 Rand Building

Buffalo, NY 14203

Members of the Board:

You have requested the opinion of Keefe, Bruyette & Woods, Inc. (“KBW” or “we”) as investment bankers as to the fairness, from a financial point of view, to Rand Capital Corporation (“Rand”) of the Consideration (as defined below) in the proposed Transaction (as defined below) pursuant to the Stock Purchase Agreement (the “Agreement”) to be entered into by and among Rand, East Asset Management, LLC (“EAM”), and solely for purposes of Sections 7.10 and 10.9(a) and (b) thereof, Rand Capital Management, LLC (“NEWCO”). Pursuant to the Agreement and subject to the terms, conditions and limitations set forth therein, Rand will issue and sell to EAM a number of newly-issued shares of the common stock, par value $0.10 per share, of Rand (“Rand Common Stock”) equal to $25,000,000 divided by a per share price of $3.00 (such per share price, the “Consideration” and, such transaction, the “Transaction”). The Agreement provides that the aggregate Consideration will be paid to Rand in the form of specified loan assets to be contributed to Rand by EAM (the “Contributed Investment Assets”) and an aggregate cash amount, which when added to the fair value (as determined pursuant to the Agreement) of the Contributed Investment Assets as of the Closing Cut-off Time (as such term is defined in the Agreement) plus accrued but unpaid interests, penalties, fees, charges and other amounts applicable to the Contributed Investment Assets as set forth in the Agreement, is equal to $25,000,000. The terms and conditions of the Transaction are more fully set forth in the Agreement.

In addition, representatives of Rand have advised us that (a) in connection with the consummation of the Transaction, NEWCO, and Rand will enter into an investment advisory and management agreement and administration agreement pursuant to which NEWCO will serve as investment adviser and administrator to Rand (the “Externalization”), and (b) following the Transaction, Rand intends to declare and make a special dividend of additional shares of Rand Common Stock and cash (the “Special Dividend”). However, for purposes hereof, no effect has been given to the Externalization, the Special Dividend or any aspect, implication or effect thereof, including the planned conversion of Rand into a regulated investment company.

The Board of Directors Rand Capital Corporation January 24, 2019 Page 2 of 5

KBW has acted as financial advisor to Rand and not as an advisor to or agent of any other person. As part of our investment banking business, we are regularly engaged in the valuation of business development company (“BDC”) securities in connection with acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. In the ordinary course of KBW and its affiliates’ broker-dealer businesses, KBW and its affiliates may from time to time purchase securities from, and sell securities to, Rand and EAM. In addition, as a market maker in securities, KBW and its affiliates may from time to time have a long or short position in, and buy or sell, debt or equity securities of Rand for its and their own respective accounts and for the accounts of its and their respective customers and clients. We have acted exclusively for the board of directors of Rand (the “Board”) in rendering this opinion and will receive a fee from Rand for our services. A portion of our fee is payable upon the rendering of this opinion, and a significant portion is contingent upon the successful completion of the Transaction. In addition, Rand has agreed to indemnify us for certain liabilities arising out of our engagement.

Other than in connection with this present engagement, in the past two years KBW has not provided investment banking and financial advisory services to Rand. In the past two years, KBW has not provided investment banking and financial advisory services to EAM. We may in the future provide investment banking and financial advisory services to Rand, EAM or NEWCO and receive compensation for such services.

In connection with this opinion, we have reviewed, analyzed and relied upon material bearing upon the financial and operating condition of Rand and bearing upon the Transaction, including among other things, the following: (i) a draft of the Agreement dated January 23, 2019 (the most recent draft made available to us); (ii) the audited financial statements and the Annual Reports on Form 10-K for the three fiscal years ended December 31, 2017 of Rand; (iii) the unaudited quarterly financial statements and the Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2018, June 30, 2018 and September 30, 2018 of Rand; (iv) certain other interim reports and other communications of Rand to its shareholders; and (v) other financial information concerning the business and operations of Rand that were furnished to us by Rand or that we were otherwise directed to use for purposes of our analysis. Our consideration of financial information and other factors that we deemed appropriate under the circumstances or relevant to our analyses included, among others, the following: (i) the historical and current financial position and results of operations of Rand; (ii) the assets and liabilities of Rand; (iii) the nature and terms of certain merger transactions and business combinations in the BDC industry; and (iv) a comparison of certain financial and stock market information of Rand with similar information for certain other companies, the securities of which are publicly traded. We have also performed such other studies and analyses as we considered appropriate and have taken into account our assessment of general economic, market and financial conditions and our experience in other transactions, as well as our experience in securities valuation and knowledge of the BDC industry generally. We have also participated in discussions with Rand management regarding the past and current business operations, financial condition and future prospects of Rand and such other matters as we have deemed relevant to our inquiry. We have not been requested to, and have not, assisted Rand with soliciting indications of interest from third parties other than EAM and another party regarding a potential transaction with Rand.

The Board of Directors Rand Capital Corporation January 24, 2019 Page 3 of 5

In conducting our review and arriving at our opinion, we have relied upon and assumed the accuracy and completeness of all of the financial and other information provided to us or that was publicly available and we have not independently verified the accuracy or completeness of any such information or assumed any responsibility or liability for such verification, accuracy or completeness. In connection with this opinion, we have not performed any financial analyses to estimate the value of Rand’s existing investment assets or the Contributed Investment Assets, and we express no opinion as to the stated fair value of Rand’s existing investment assets as determined by Rand management as of September 30, 2018 or the fair value of the Contributed Investment Assets as will be determined pursuant to the Agreement. We have not relied upon a liquidation analysis for purposes of our opinion. Rand has advised us that the fair value of its existing investment assets (Rand has advised us that “fair value” is defined under the applicable accounting rules as the price that would be received to sell an asset in an orderly transaction between market participants on the measurement date) is not the same as the likely realizable value of those investment assets in a liquidation scenario where those assets would not be held to maturity or otherwise but would be sold immediately or over a relatively short period of time. Specifically, Rand has advised us that: (i) all of Rand’s investment assets as of September 30, 2018 consist of private securities of small or development stage companies that are not publicly traded and for which no orderly market exists; (ii) there is necessarily significant subjectivity and uncertainty involved in determining the fair value of investments for which there is no orderly market; (iii) in a liquidation scenario, there may be few or no independent, willing and able buyers for Rand’s investment assets; and (iv) as a result, the likely realizable value of Rand’s investment assets in a liquidation scenario at any measurement date, including giving effect to estimated costs to be incurred by Rand in connection with a liquidation and applying a reasonable discount rate to present value sale proceeds assumed to be received in the future, could be significantly below the value of those investment assets determined on a fair value basis at that same measurement date. Given this, Rand has advised us that at September 30, 2018, the likely realizable value of its investment assets in a liquidation scenario, if determined and given effect as of that date, could reasonably be expected to result in a net asset value of Rand of less than $3.00 per share. In addition, at the direction of Rand management and with the consent of the Board, we have not relied upon a dividend discount analysis for purposes of our opinion given that Rand management has not furnished to us financial and operating forecasts and projections of Rand that provide a reasonable basis upon which we can perform such analysis.

We have assumed that there have been no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of Rand since the date of the last financial statements of Rand that were made available to us and that we were directed to use. In rendering our opinion, we have not made or obtained any evaluations or appraisals or physical inspection of the property, assets or liabilities (contingent or otherwise) of Rand or of or relating to any of the Contributed Investment Assets, the collateral securing any of such assets or liabilities, or the collectability of any such assets, nor have we examined any individual loan or credit files, nor did we evaluate the solvency, financial capability or fair value of Rand under any state or federal laws, including those relating to bankruptcy, insolvency or other matters. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies or assets may actually be sold. Because such estimates are inherently subject to uncertainty, we assume no responsibility or liability for their accuracy.

The Board of Directors Rand Capital Corporation January 24, 2019 Page 4 of 5

We have assumed, in all respects material to our analyses, the following: (i) that the Transaction will be completed substantially in accordance with the terms set forth in the Agreement (the final terms of which we have assumed will not differ in any respect material to our analyses from the draft version reviewed by us and referred to above) with no adjustments to the Consideration (including the allocation thereof between the Contributed Investment Assets and cash); (ii) that the representations and warranties of each party in the Agreement and in all related documents and instruments referred to in the Agreement are true and correct; (iii) that each party to the Agreement or any of the related documents will perform all of the covenants and agreements required to be performed by such party under such documents; (iv) that there are no factors that would delay or subject to any adverse conditions, any necessary regulatory or governmental approval for the Transaction and that all conditions to the completion of the Transaction will be satisfied without any waivers or modifications to the Agreement or any of the related documents; and (v) that in the course of obtaining the necessary regulatory, contractual, or other consents or approvals for the Transaction, no restrictions, including any divestiture requirements, termination or other payments or amendments or modifications, will be imposed that will have a material adverse effect on the future results of operations or financial condition of Rand or the contemplated benefits of the Transaction. We have assumed that the Transaction will be consummated in a manner that complies with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statutes, rules and regulations and the governing organizational documents of Rand. We have further been advised by representatives of Rand that Rand has relied upon advice from its advisors (other than KBW) or other appropriate sources as to all legal, financial reporting, tax, accounting and regulatory matters with respect to Rand, the Transaction and any related transactions (including the Externalization and the Special Dividend), and the Agreement. KBW has not provided advice with respect to any such matters.

This opinion addresses only the fairness, from a financial point of view, as of the date hereof, to Rand of the Consideration in the Transaction. We express no view or opinion as to any other terms or aspects of the Transaction or any term or aspect of any related transaction (including the Externalization or the Special Dividend), including without limitation, the form or structure of the Transaction (including the form of the Consideration or the allocation thereof between the Contributed Investment Assets and cash) or any such related transaction, any consequences of the Transaction to Rand, its shareholders, creditors or otherwise (including the ownership dilution to existing holders of Rand Common Stock), or any terms, aspects, merits or implications of any agreements, arrangements or understandings contemplated or entered into in connection with the Transaction, any such related transaction, or otherwise. Our opinion is necessarily based upon conditions as they exist and can be evaluated on the date hereof and the information made available to us through the date hereof. It is understood that subsequent developments may affect the conclusion reached in this opinion and that KBW does not have an obligation to update, revise or reaffirm this opinion. Our opinion does not address, and we express no view or opinion with respect to, (i) the underlying business decision of Rand to engage in the Transaction or any related transaction or enter into the Agreement, (ii) the relative merits of the Transaction or any related transaction as compared to any strategic alternatives that are, have been or may be available to or contemplated by Rand or the Board, (iii) any business, operational or other plans with respect to Rand that may be currently contemplated by Rand or the Board or that may be implemented by Rand or the Board subsequent to the closing of the Transaction (including, without limitation, the Externalization or the planned conversion of Rand into a regulated investment company), (iv) the fairness of the amount or nature of any compensation to any of Rand’s officers, directors or employees, or any class of such persons, relative to any compensation to the holders of Rand Common Stock or relative to the Consideration, (v) the effect of the Transaction or any related transaction on, or the fairness of the consideration to be received by, holders of any class of securities of Rand or any other party to any transaction contemplated by the Agreement, (vi) any election by holders of Rand Common Stock to receive Rand Common Stock and/or cash in the Special Dividend, if it occurs, or the actual allocation among such holders between Rand Common Stock and cash, (vii) the actual value of Rand Common Stock to be issued in connection with the Transaction or, if it occurs, the Special Dividend, (viii) the prices, trading range or volume at which Rand Common Stock will trade following the public announcement of the Transaction or following the consummation of the Transaction or the prices at which any of the Contributed Investment Assets may be sold at any time, (ix) any fee or other terms of the investment advisory and management agreement to be entered into as part of the Externalization, (x) any advice or opinions provided by any other advisor to any of the parties to the Transaction or any other transaction contemplated by the Agreement, or (xi) any legal, regulatory, accounting, tax or similar matters relating to Rand, any of its shareholders, or relating to or arising out of or as a consequence of the Transaction or any related transaction, including whether or not Rand will qualify as a regulated investment company for United States federal income tax purposes following the Transaction, the Special Dividend and the Externalization.

The Board of Directors Rand Capital Corporation January 24, 2019 Page 5 of 5

This opinion is for the information of, and is directed to, the Board (in its capacity as such) in connection with its consideration of the financial terms of the Transaction. This opinion does not constitute a recommendation to the Board as to how it should vote on the Transaction or to any holder of Rand Common Stock or any shareholder of any other entity as to how to vote or act in connection with the Transaction, any related transaction or any other matter (including what election any holder of Rand Common Stock should make in the Special Dividend, if it occurs, with respect to Rand Common Stock or cash).

This opinion has been reviewed and approved by our Fairness Opinion Committee in conformity with our policies and procedures established under the requirements of Rule 5150 of the Financial Industry Regulatory Authority.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Consideration in the Transaction is fair, from a financial point of view, to Rand.

Very truly yours,

Keefe, Bruyette & Woods, Inc.

PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION DATED MARCH 11, 2019

Rand Capital Corporation
ATTN: Elspeth Donaldson
2200 Rand Building
Buffalo, New York 14203

VOTE BY INTERNET - www.AALVote.com/RAND
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on . Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by the Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-866-804-9616
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on . Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Alliance Advisors LLC, 200 Broadacres Drive, 3rd Floor, Bloomfield, NJ 07003.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, 4 and 5.

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

5. To approve the adjournment of the special meeting, if needed or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve Proposals 1, 2, 3 and 4.

☐ FOR ☐ AGAINST ☐ ABSTAIN

For address change/comments, mark here (see reverse side for instructions): ☐

IMPORTANT: Please sign exactly as your name appears hereon. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee, guardian or other fiduciary, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner.

SIGNATURE DATE

SIGNATURE (IF HELD JOINTLY) DATE

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at: ____________________

RAND CAPITAL CORPORATION

Special Meeting of Shareholders

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints JAYNE K. RAND and ALLEN F. GRUM, or either one of them, as proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote as designated below all of the shares of common stock, par value $.10 per share (the "Common Stock"), of Rand Capital Corporation (the "Company") held of record by the undersigned at the special meeting of shareholders of the Company to be held on , 2019, or any adjournment hereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted "FOR" Proposals 1, 2, 3, 4, and 5 and in the discretion of the proxies with respect to any other matters that may properly come before the special meeting of shareholders of the Company.

Address change/comments:

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(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side